UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07076

Wilshire Mutual Funds, Inc.
(Exact name of registrant as specified in charter)

Wilshire Mutual Funds, Inc.

1299 Ocean Avenue, Suite 700

Santa Monica, CA 90401-1085
(Address of principal executive offices) (Zip code)

Jason A. Schwarz

Wilshire Advisors LLC

1299 Ocean Avenue, Suite 700

Santa Monica, CA 90401-1085
(Name and address of agent for service)

(310) 451-3051

Registrant's telephone number, including area code

Date of fiscal year end:	December 31, 2022

Date of reporting period:	June 30, 2022

Item 1. Reports to Stockholders.

(a)

Wilshire Mutual Funds, Inc.

SEMI-ANNUAL REPORT

(Unaudited)

Large Company Growth Portfolio

Large Company Value Portfolio

Small Company Growth Portfolio

Small Company Value Portfolio

Wilshire 5000 Indexsm Fund

Wilshire International Equity Fund

Wilshire Income Opportunities Fund

June 30, 2022 http://advisor.wilshire.com

Wilshire Mutual Funds, Inc. Table of Contents

Letter to Shareholders	1
Commentary:
Large Company Growth Portfolio	7
Large Company Value Portfolio	10
Small Company Growth Portfolio	13
Small Company Value Portfolio	16
Wilshire 5000 Indexsm Fund	19
Wilshire International Equity Fund	22
Wilshire Income Opportunities Fund	26
Disclosure of Fund Expenses	30
Schedules of Investments:
Large Company Growth Portfolio	33
Large Company Value Portfolio	44
Small Company Growth Portfolio	58
Small Company Value Portfolio	66
Wilshire 5000 Indexsm Fund	77
Wilshire International Equity Fund	105
Wilshire Income Opportunities Fund	131
Statements of Assets and Liabilities	198
Statements of Operations	204
Statements of Changes in Net Assets	210
Financial Highlights:
Large Company Growth Portfolio	214
Large Company Value Portfolio	218
Small Company Growth Portfolio	220
Small Company Value Portfolio	222
Wilshire 5000 Indexsm Fund	225
Wilshire International Equity Fund	227
Wilshire Income Opportunities Fund	231
Notes to Financial Statements	235
Tax Information	282
Privacy Statement	284

This report is for the general information of the shareholders of Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, Wilshire International Equity Fund and Wilshire Income Opportunities Fund. Its use in connection with any offering of a Portfolio’s shares is authorized only if accompanied or preceded by the Portfolio’s current prospectus.

Wilshire Mutual Funds, Inc. are distributed by Compass Distributors, LLC.

Wilshire Mutual Funds, Inc. Letter to Shareholders (Unaudited)

Dear Wilshire Mutual Fund Shareholder:

We are pleased to present this semiannual report to all shareholders of the Wilshire Mutual Funds (the “Funds”). This report covers the period from January 1, 2022 to June 30, 2022, for all share classes of the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund.

Market Environment

U.S. Equity Market

The U.S. stock market, represented by the FT Wilshire 5000 IndexSM, was down -20.89% for the six-month period ended June 30, 2022. Rising inflation, which began in late 2020-early 2021, continues to accelerate this year, reaching levels not seen in four decades. While energy is far and away the leading expenditure category in terms of price increases (up 35% for the 12-months ended May), surging prices can be found in nearly every segment of the overall Consumer Price Index (CPI). The largest component of the index, shelter, is up 5.5% with the next largest segment, food, up 10% during the past year. Finally, transportation costs have accelerated with new and used vehicles up in the double-digits and transportation services up 8%. With such widespread inflationary pressures, the ability for the Federal Reserve to achieve a “soft landing” is quickly dissipating.

Sector returns for the FT Wilshire 5000 Index were negative for the six-month period, with the exception of Energy. Energy (30.83%) and Utilities (-1.17%) were the best performing sectors while Consumer Discretionary (-33.43%) and Communication Services (-30.22%) were the largest detractors. For the period, large capitalization stocks outperformed small capitalization stocks with the Wilshire US Large-Cap IndexSM returning -20.78% versus -21.85% for the Wilshire US Small-Cap IndexSM. Growth lagged Value equities during the period, with the Wilshire US Large-Cap Growth IndexSM returning -27.70% versus -11.77% for the Wilshire US Large-Cap Value IndexSM.

International Equity Market

Performance results within international equity markets were mixed for the period, with slight differences in returns between developed and emerging markets. The MSCI EAFE Index was down -19.57% for the period, while the MSCI Emerging Markets Index was down -17.63%.

As European countries continue to find alternatives to their Russian energy dependency, eurozone inflation increased to 8.6% in June, the highest level ever recorded. Nearly half the 19 countries in the eurozone have now reached double-digit annual inflation. Energy increased the most, rising almost 42% versus a year ago. Emerging countries, in general, have done a relatively better job in combating inflation. China, on both local and state levels, has announced additional economic support to help revitalize an economy impacted by Covid lockdowns. Additionally, China re-opened its cities as Covid-19 cases dwindled. Shanghai, the largest city in China, is moving to loosen Covid test requirements and to allow

Wilshire Mutual Funds, Inc. Letter to Shareholders (Unaudited) - (Continued)

in-person dining. There remains the risk of the Chinese government re-imposing Covid-19 restrictions should cases rise again, but the current loosening is a positive economic indicator.

Bond Market

The U.S. fixed income market, represented by the Bloomberg US Aggregate Bond Index, was down -10.35% for the six-month period. High Yield, represented by the Bloomberg U.S. Corporate High Yield Index, and Treasury Inflation-Protected Securities, represented by the Bloomberg U.S. TIPS Index, were also down -14.19% and -8.92%, respectively.

Inflation and growth concerns continue to be the focus in the U.S. and abroad. With inflation hitting a 40-year high of 8.6% in the U.S., households have begun to dip into their savings to cover the higher cost of food and gas. To combat inflation, the Fed raised the Fed Funds rate by 0.75% at its meeting held on June 14, 2022, the biggest individual increase since 1994. The Fed also signaled that it could raise rates by a similar magnitude in July. Additionally, the Fed restarted its quantitative tightening program in June, aiming to reduce its $9 trillion balance sheet. Both the equity and fixed income markets sold off in June amid the brewing concerns of slower economic growth and rising risk of recession.

Fund Performance Review

The Wilshire Large Company Growth Portfolio - Institutional Class returned -30.01%, underperforming the Russell 1000 Growth Index by -1.94%. The Wilshire Large Company Value Portfolio - Institutional Class returned -17.09%, underperforming the Russell 1000 Value Index by -4.23%. The Wilshire Small Company Growth Portfolio - Institutional Class returned -31.70% , underperforming the Russell 2000 Growth Index by -2.25%. The Wilshire Small Company Value Portfolio – Institutional Class returned -16.02%, outperforming the Russell 2000 Value Index by 1.29%. The Wilshire International Equity Fund – Institutional Class returned -21.88%, underperforming the MSCI All Country World ex USA Investable Market Index by -2.80%. The Wilshire Income Opportunities Fund – Institutional Class returned -10.00%, outperforming the Bloomberg U.S. Universal Index by 0.93%. The Wilshire 5000 Index Fund - Institutional Class returned -20.67%, outperforming the FT Wilshire 5000 Index return of -20.89% by 0.22%.

Despite underperformance for the majority of the Portfolios, we believe that the Portfolios are well-positioned going into the second half of 2022 as the market deals with the ongoing pandemic and, macroeconomic and geopolitical issues.

As always, we sincerely appreciate your continued support and confidence in Wilshire Advisors.

Sincerely,

Jason Schwarz
President, Wilshire Mutual Funds

Wilshire Mutual Funds, Inc. Letter to Shareholders (Unaudited) - (Continued)

DISCLOSURES:

This report must be preceded or accompanied by a prospectus.

Opinions expressed are those of the Portfolios and are subject to change, are not guaranteed, and should not be considered a recommendation to buy or sell any security.

Sector allocations are subject to change.

Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. For periods less than one year, performance is cumulative. For performance data current to the most recent month-end please call 1-866-591-1568.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transactions costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Investments in smaller companies typically exhibit higher volatility. Investments in derivatives, such as swaps, futures contracts and options contracts and currency transactions expose a Portfolio to risks in addition to and greater than those associated with investing directly in the securities underlying those derivatives and could also result in a loss, which in some cases may be unlimited.

Investing involves risk including loss of principal. This report identifies each Portfolio’s investments on June 30, 2020. These holdings are subject to change. Not all investments in each Portfolio performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

The MSCI All Country World ex USA Index is an equity index which captures large and mid cap representation across 22 of 23 Developed Markets countries (excluding the U.S) and 26 Emerging Markets countries. With 2,370 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

The MSCI All Country World ex USA Investable Market Index is an equity index which captures large, mid and small cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 26 Emerging Markets countries. With 6,434 constituents, the index covers approximately 99% of the global equity opportunity set outside the US.

Wilshire Mutual Funds, Inc. Letter to Shareholders (Unaudited) - (Continued)

The MSCI EAFE Index is an equity index which captures large and mid cap representation across 21 Developed Markets countries* around the world, excluding the US and Canada. With 825 constituents, the index covers approximately 85% of the free float adjusted market capitalization in each country.

The MSCI Emerging Markets Index is an equity index which captures large and mid-cap representation across 26 Emerging Markets countries. With 1,385 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The FT Wilshire 5000 Index is widely accepted as the definitive benchmark for the U.S. equity market, and measures performance of all U.S. equity securities with readily available price data.

The Wilshire US Large-Cap Index is a benchmark of the large-sized (based on capitalization) companies in the U.S. equity market. The Wilshire US Large-Cap Index is a float-adjusted, market capitalization- weighted index of the issues ranked above 750 market capitalization of the Wilshire 5000 Total Market Index.

The Wilshire US Small-Cap Index is a benchmark of the small-sized (based on capitalization) companies in the U.S. equity market. The Wilshire US Small-Cap is a float-adjusted, market capitalization-weighted index of the issues ranked between 750 and 2,500 by market capitalization of the Wilshire 5000 Total Market Index.

The Wilshire US Large-Cap Growth Index is a benchmark of the large-sized growth (based on capitalization) companies in the U.S. equity market. The Wilshire US Large-Cap Growth is a float-adjusted, market capitalization-weighted derivative index of the Wilshire US Large-Cap Index and by extension the Wilshire 5000 Total Market Index.

The Wilshire US Large-Cap Value Index is a benchmark of the large-sized value (based on capitalization) companies in the U.S. equity market. The Wilshire US Large-Cap Value is a float-adjusted, market capitalization-weighted derivative index of the Wilshire US Large-Cap Index and by extension the Wilshire 5000 Total Market Index.

The Bloomberg U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Bloomberg U.S. Credit Index measures the investment grade, US dollar-denominated, fixed-rate, taxable corporate and government related bond markets.

The Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate, corporate bond market.

The Bloomberg U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index.

Wilshire Mutual Funds, Inc. Letter to Shareholders (Unaudited) - (Continued)

The Bloomberg U.S. TIPS Index measures the performance of the U.S. Treasury Inflation-Protected Securities known as TIPS.

The Bloomberg Long Term Treasury Index measures the U.S. investment grade fixed rate bond market issued by the U.S. government with 10+ years of maturity.

The Russell 1000® Growth Index: Measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000 Value Index: Measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Mortgaged-Backed Securities are bonds secured by residential and other real estate loans.

Agency Residential Mortgaged-Backed Securities is residential mortgaged-backed securities for which a U.S. government entity guarantees payment of principal and interest to holders of securities.

Commercial Mortgage-Backed Securities are bonds secreted by commercial and multifamily mortgages.

Asset-Backed Securities are financial securities back by income-generating assets such as loans, leases, credit card balances, or receivables.

A basis point is one hundredth of a percent or equivalently one percent of one percent.

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Indexes are available for the U.S. and various geographic areas. Average price data for select utility, automotive fuel, and food items are also available.

Credit Spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality.

Wilshire Mutual Funds, Inc. are distributed by Compass Distributors, LLC.

Wilshire Mutual Funds, Inc. Overall Fund Commentary (Unaudited)

The U.S. stock market, represented by the FT Wilshire 5000 IndexSM , was down -16.78% for the second quarter, the largest quarterly drop since the global COVID shutdown in early 2020. Every sector was in negative territory, with Consumer Discretionary (-26.3%), Information Technology (-21.1%) and Communication Services (-21.0%) representing the worst performing sectors. From a size perspective, both large and small-cap performed similarly during the quarter. Growth stocks underperformed value within both large and small-cap.

Performance results within international equity markets were negative for the second quarter, with developed underperforming emerging markets. The MSCI EAFE Index was down -14.51% for the quarter, while the MSCI Emerging Markets Index was down -11.50%. High inflation has become a global issue with rates in Europe approaching U.S. levels. In Germany, Europe’s largest economy, economic growth is slowing on both inflation and falling exports. While economic indicators in the U.K. are still in the expansion range, measures of new orders have fallen while business confidence levels have slumped. In China, new controls were imposed in some areas, including a lock down of Shanghai, in an attempt to contain a fresh COVID outbreak in April and May. Although most lockdowns have since been lifted, early economic indicators are not yet registering a strong return of growth.

The U.S. Treasury yield curve was up across all maturities during the quarter, most noticeably in the short end, leading to a flatter curve. The 10-year Treasury yield ended the quarter at 3.02%, up 68 basis points from March. Credit spreads widened during the quarter including an outsized jump of 163 basis points in June in the high yield market, which had a spread of 5.69% at quarter-end. The Federal Open Market Committee met twice during the quarter, as scheduled, and increased the overnight rate by 0.50% in May and 0.75% in June; targeting a range of 1.50% to 1.75%. Through the Fed’s “dot plot,” it is messaging that the current intent is for another 175 basis points in increases before the end of 2022. Such an increase would push the rate above 3% for the first time since before the 2008 credit crisis. Public statements from the Federal Reserve grew more pessimistic during the quarter as Fed Chair Jerome Powell stated after the June meeting that controlling inflation at the 2% target, in exchange for a higher unemployment rate, would be a “successful outcome.”

Real estate securities were down during the second quarter in both the U.S. and abroad. Commodity results were negative for the quarter, although crude oil was up 5.5% to $105.76 per barrel. Weakness in other areas led to the drop in the broad commodity index, particularly in precious metals. Natural gas prices were spiking dramatically during the quarter (up 44% by the end of May) before falling back down in June. By quarter-end, natural gas was down -5.2%, closing at $5.42 per million BTUs. Gold prices were down -6.8% during the quarter, finishing at approximately $1,807 per troy ounce, as the Federal Reserve turned more hawkish toward inflation.

Large Company Growth Portfolio Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/22*	-30.13%
One Year Ended 6/30/22	-24.17%
Five Years Ended 6/30/22	10.78%
Ten Years Ended 6/30/22	11.78%

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/22*	-30.01%
One Year Ended 6/30/22	-23.91%
Five Years Ended 6/30/22	11.14%
Ten Years Ended 6/30/22	12.13%

RUSSELL 1000® GROWTH INDEX(1)

Average Annual Total Returns

Six Months Ended 6/30/22*	-28.07%
One Year Ended 6/30/22	-18.77%
Five Years Ended 6/30/22	14.29%
Ten Years Ended 6/30/22	14.80%

On July 21, 2020, the Large Company Growth Portfolio’s investment strategy was changed. Consequently, prior period performance may have been different if the new investment strategy had been in effect during these periods.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*	Not annualized
(1)

The Russell 1000® Growth Index is an unmanaged index that measures the performance of the largest 1,000 U.S. companies with higher price-to-book ratios and higher forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2022 was 1.30% for Investment Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2022 was 1.30% for Investment Class Shares.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2022 was 0.97% for Institutional Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2022 was 0.97% for Institutional Class Shares.

The Advisor has contractually agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.30% of average daily net assets for Investment Class Shares and 1.00% for Institutional Class Shares, respectively, through at least April 30, 2023. The net expense ratio is applicable to shareholders.

Large Company Growth Portfolio Commentary (Unaudited) - (Continued)

The U.S. stock market, represented by the FT Wilshire 5000 IndexSM , was down -16.78% for the second quarter, the largest quarterly drop since the global COVID shutdown in early 2020. Every sector was in negative territory, with Consumer Discretionary (-26.3%), Information Technology (-21.1%) and Communication Services (-21.0%) representing the worst performing sectors. From a size perspective, both large and small-cap performed similarly during the quarter. Growth stocks underperformed value within both large and small-cap.

Real estate securities were down during the second quarter in both the U.S. and abroad. Commodity results were negative for the quarter, although crude oil was up 5.5% to $105.76 per barrel. Weakness in other areas led to the drop in the broad commodity index, particularly in precious metals. Natural gas prices were spiking dramatically during the quarter (up 44% by the end of May) before falling back down in June. By quarter-end, natural gas was down -5.2%, closing at $5.42 per million BTUs. Gold prices were down -6.8% during the quarter, finishing at approximately $1,807 per troy ounce, as the Federal Reserve turned more hawkish toward inflation.

The Wilshire Large Company Growth Portfolio - Institutional Class returned -30.01% in the first half of the year, underperforming the Russell 1000 Growth Index return of -28.07% by -1.94%. Stock selection within Information Technology, Industrials, and Consumer Discretionary were the top three detractors of performance. An underweight exposure to Consumer Staples also detracted from relative performance. Conversely, stock selection within Communication Services marginally contributed to relative performance. An overweight exposure to Healthcare also contributed positively to performance.

The Wilshire Large Company Growth Portfolio also uses derivatives for benchmark exposure. Collateral is invested in short term fixed income instruments to cover the costs of the swap. In 2022, returns on these fixed-income investments underperformed the cost of the swap and detracted from the Portfolio’s relative performance.

Despite recent relative underperformance, we believe the Portfolio is well-positioned going into the second half of 2022 as the market deals with the ongoing pandemic, macroeconomic and geopolitical issues.

Large Company Growth Portfolio Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of June 30, 2022)

†	Based on the percent of Portfolio’s total investments in securities at value.

Common Stocks are composed of:

Information Technology	44.8%
Health Care	17.3%
Consumer Discretionary	14.1%
Communication Services	9.0%
Industrials	5.6%
Consumer Staples	3.5%
Financials	2.7%
Energy	1.4%
Real Estate	0.9%
Materials	0.7%
Utilities	0.0%

The industry classifications represented in the Portfolio Sector Weightings and Schedules of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s LLC.

Large Company Value Portfolio Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/22*	-16.51%
One Year Ended 6/30/22	-10.57%
Five Years Ended 6/30/22	4.50%
Ten Years Ended 6/30/22	8.82%

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/22*	-17.09%
One Year Ended 6/30/22	-10.39%
Five Years Ended 6/30/22	4.79%
Ten Years Ended 6/30/22	9.10%

RUSSELL 1000® VALUE INDEX(1)

Average Annual Total Returns

Six Months Ended 6/30/22*	-12.86%
One Year Ended 6/30/22	-6.82%
Five Years Ended 6/30/22	7.17%
Ten Years Ended 6/30/22	10.50%

On July 21, 2020, the Large Company Value Portfolio’s investment strategy was changed. Consequently, prior period performance may have been different if the new investment strategy had been in effect during these periods.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*	Not annualized
(1)

The Russell 1000® Value Index is an unmanaged index that measures the performance of the largest 1,000 U.S. companies with lower price-to-book ratios and lower forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2022 was 1.32% for Investment Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2022 was 1.30% for Investment Class Shares.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2022 was 0.99% for Institutional Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2022 was 0.99% for Institutional Class Shares.

The Advisor has contractually agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.30% of average daily net assets for Investment Class Shares and 1.00% for Institutional Class Shares, respectively, through at least April 30, 2023. The net expense ratio is applicable to shareholders.

Large Company Value Portfolio Commentary (Unaudited) - (Continued)

The U.S. stock market, represented by the FT Wilshire 5000 IndexSM , was down -16.78% for the second quarter, the largest quarterly drop since the global COVID shutdown in early 2020. Every sector was in negative territory, with Consumer Discretionary (-26.3%), Information Technology (-21.1%) and Communication Services (-21.0%) representing the worst performing sectors. From a size perspective, both large and small-cap performed similarly during the quarter. Growth stocks underperformed value within both large and small-cap.

Real estate securities were down during the second quarter in both the U.S. and abroad. Commodity results were negative for the quarter, although crude oil was up 5.5% to $105.76 per barrel. Weakness in other areas led to the drop in the broad commodity index, particularly in precious metals. Natural gas prices were spiking dramatically during the quarter (up 44% by the end of May) before falling back down in June. By quarter-end, natural gas was down -5.2%, closing at $5.42 per million BTUs. Gold prices were down -6.8% during the quarter, finishing at approximately $1,807 per troy ounce, as the Federal Reserve turned more hawkish toward inflation.

The Wilshire Large Company Value Portfolio - Institutional Class returned -17.09% in the first half of the year, underperforming the Russell 1000 Value Index return of -12.86% by -4.23%. Stock selection within the Industrials sector meaningfully detracted from relative performance. A large overweight exposure to Information Technology also detracted relative performance. Conversely, stock selection within Financials contributed to performance. An overweight exposure to Energy and underweight exposure to Real Estate contributed positively to relative performance.

The Wilshire Large Company Growth Portfolio also uses derivatives for benchmark exposure. Collateral is invested in short-term fixed income instruments to cover the costs of the swap. In 2022, returns on these fixed-income investments underperformed the cost of the swap and detracted from the Portfolio’s relative performance.

Despite recent relative underperformance, we believe the Portfolio is well-positioned going into the second half of 2022 as the market deals with the ongoing pandemic, macroeconomic and geopolitical issues.

Large Company Value Portfolio Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of June 30, 2022)

†	Based on the percent of Portfolio’s total investments in securities at value.

Common Stocks are composed of:

Financials	19.6%
Information Technology	19.1%
Industrials	14.1%
Health Care	13.0%
Energy	7.9%
Consumer Staples	6.6%
Communication Services	6.3%
Materials	4.7%
Consumer Discretionary	4.6%
Utilities	2.6%
Real Estate	1.5%

Small Company Growth Portfolio Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/22*	-31.78%
One Year Ended 6/30/22	-31.44%
Five Years Ended 6/30/22	4.71%
Ten Years Ended 6/30/22	9.75%

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/22*	-31.70%
One Year Ended 6/30/22	-31.26%
Five Years Ended 6/30/22	4.97%
Ten Years Ended 6/30/22	10.02%

RUSSELL 2000® GROWTH INDEX(1)

Average Annual Total Returns

Six Months Ended 6/30/22*	-29.45%
One Year Ended 6/30/22	-33.43%
Five Years Ended 6/30/22	4.80%
Ten Years Ended 6/30/22	9.30%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*	Not annualized
(1)

The Russell 2000® Growth Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. companies with higher price-to-book ratios and higher forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2022 was 1.63% for Investment Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2022 was 1.35% for Investment Class Shares.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2022 was 1.38% for Institutional Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2022 was 1.10% for Institutional Class Shares.

The Advisor has contractually agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.35% of average daily net assets for Investment Class Shares and 1.10% for Institutional Class Shares, respectively, through at least April 30, 2023. The net expense ratio is applicable to shareholders.

Small Company Growth Portfolio Commentary (Unaudited) - (Continued)

The U.S. stock market, represented by the FT Wilshire 5000 IndexSM , was down -16.78% for the second quarter, the largest quarterly drop since the global COVID shutdown in early 2020. Every sector was in negative territory, with Consumer Discretionary (-26.3%), Information Technology (-21.1%) and Communication Services (-21.0%) representing the worst performing sectors. From a size perspective, both large and small-cap performed similarly during the quarter. Growth stocks underperformed value within both large and small-cap.

Real estate securities were down during the second quarter in both the U.S. and abroad. Commodity results were negative for the quarter, although crude oil was up 5.5% to $105.76 per barrel. Weakness in other areas led to the drop in the broad commodity index, particularly in precious metals. Natural gas prices were spiking dramatically during the quarter (up 44% by the end of May) before falling back down in June. By quarter-end, natural gas was down -5.2%, closing at $5.42 per million BTUs. Gold prices were down -6.8% during the quarter, finishing at approximately $1,807 per troy ounce, as the Federal Reserve turned more hawkish toward inflation.

The Wilshire Small Company Growth Portfolio - Institutional Class returned -31.70% in the first half of the year, underperforming the Russell 2000 Growth Index return of -29.45% by -2.25%. Stock selection within Health Care was the top detractor of performance. Additionally, an underweight exposure to Energy and stock selection within Materials, Real Estates, and Industrials sectors weighed on performance. Conversely, stock selection within Information Technology and Consumer Staples were the top two contributors to performance. A slight underweight exposure to Consumer Discretionary aided relative performance as well

Despite recent relative underperformance, we believe the Portfolio is well-positioned going into the second half of 2022 as the market deals with the ongoing pandemic, macroeconomic and geopolitical issues

Small Company Growth Portfolio Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of June 30,2022)

†	Based on the percent of Portfolio’s total investments in securities at value.

Small Company Value Portfolio Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/22*	-16.07%
One Year Ended 6/30/22	-12.03%
Five Years Ended 6/30/22	4.35%
Ten Years Ended 6/30/22	9.45%

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/22*	-16.02%
One Year Ended 6/30/22	-11.86%
Five Years Ended 6/30/22	4.60%
Ten Years Ended 6/30/22	9.73%

RUSSELL 2000® VALUE INDEX(1)

Average Annual Total Returns

Six Months Ended 6/30/22*	-17.31%
One Year Ended 6/30/22	-16.28%
Five Years Ended 6/30/22	4.89%
Ten Years Ended 6/30/22	9.05%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*	Not annualized
(1)

The Russell 2000® Value Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. companies with lower price-to-book ratios and lower forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2022 was 1.75% for Investment Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2022 was 1.35% for Investment Class Shares.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2022 was 1.46% for Institutional Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2022 was 1.10% for Institutional Class Shares.

The Advisor has contractually agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.35% of average daily net assets for Investment Class Shares and 1.10% for Institutional Class Shares, respectively, through at least April 30, 2023. The net expense ratio is applicable to shareholders.

Small Company Value Portfolio Commentary (Unaudited) - (Continued)

The U.S. stock market, represented by the FT Wilshire 5000 IndexSM , was down -16.78% for the second quarter, the largest quarterly drop since the global COVID shutdown in early 2020. Every sector was in negative territory, with Consumer Discretionary (-26.3%), Information Technology (-21.1%) and Communication Services (-21.0%) representing the worst performing sectors. From a size perspective, both large and small-cap performed similarly during the quarter. Growth stocks underperformed value within both large and small-cap.

Real estate securities were down during the second quarter in both the U.S. and abroad. Commodity results were negative for the quarter, although crude oil was up 5.5% to $105.76 per barrel. Weakness in other areas led to the drop in the broad commodity index, particularly in precious metals. Natural gas prices were spiking dramatically during the quarter (up 44% by the end of May) before falling back down in June. By quarter-end, natural gas was down -5.2%, closing at $5.42 per million BTUs. Gold prices were down -6.8% during the quarter, finishing at approximately $1,807 per troy ounce, as the Federal Reserve turned more hawkish toward inflation.

The Wilshire Small Company Value Portfolio - Institutional Class returned -16.02% in the first half of the year, outperforming the Russell 2000 Value Index return of -17.31% by 1.29%. Stock selection within the Energy and Financials sectors detracted from relative performance. An overweight exposure to Consumer Discretionary and an underweight exposure to Utilities also detracted from relative performance. Conversely, stock selection within Consumer Staples and Industrials sectors were positive contributors to performance. Underweight to Health Care also aided performance.

We are pleased with the Portfolio’s recent relative outperformance for the first half of the year and believe that the Portfolio is well-positioned going into the second half of 2022 as the market deals with the ongoing pandemic, macroeconomic and geopolitical issues.

Small Company Value Portfolio Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of June 30, 2022)

†	Based on percent of the Portfolio’s total investments in securities at value.

Wilshire 5000 Indexsm Fund Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/22*	-20.78%
One Year Ended 6/30/22	-13.31%
Five Years Ended 6/30/22	10.15%
Ten Years Ended 6/30/22	12.03%

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/22*	-20.67%
One Year Ended 6/30/22	-13.11%
Five Years Ended 6/30/22	10.44%
Ten Years Ended 6/30/22	12.31%

WILSHIRE 5000 INDEXSM(1)

Average Annual Total Returns

Six Months Ended 6/30/22*	-20.89%
One Year Ended 6/30/22	-13.19%
Five Years Ended 6/30/22	10.83%
Ten Years Ended 6/30/22	12.71%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Portfolio shares.

*	Not annualized
(1)

The Wilshire 5000 IndexSM is an unmanaged index that measures the performance of all U.S. headquartered equity securities with readily available price data. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Index Fund’s total expense ratio per the prospectus dated 4/30/2022 was 0.54% for Investment Class Shares.

The Index Fund’s total expense ratio per the prospectus dated 4/30/2022 was 0.33% for Institutional Class Shares.

Wilshire 5000 Indexsm Fund Commentary (Unaudited) - (Continued)

The U.S. stock market, represented by the FT Wilshire 5000 IndexSM , was down -16.78% for the second quarter, the largest quarterly drop since the global COVID shutdown in early 2020. Every sector was in negative territory, with Consumer Discretionary (-26.3%), Information Technology (-21.1%) and Communication Services (-21.0%) representing the worst performing sectors. From a size perspective, both large and small-cap performed similarly during the quarter. Growth stocks underperformed value within both large and small-cap.

Performance results within international equity markets were negative for the second quarter, with developed underperforming emerging markets. The MSCI EAFE Index was down -14.51% for the quarter, while the MSCI Emerging Markets Index was down -11.50%. High inflation has become a global issue with rates in Europe approaching U.S. levels. In Germany, Europe’s largest economy, economic growth is slowing on both inflation and falling exports. While economic indicators in the U.K. are still in the expansion range, measures of new orders have fallen while business confidence levels have slumped. In China, new controls were imposed in some areas, including a lock down of Shanghai, in an attempt to contain a fresh COVID outbreak in April and May. Although most lockdowns have since been lifted, early economic indicators are not yet registering a strong return of growth.

Real estate securities were down during the second quarter in both the U.S. and abroad. Commodity results were negative for the quarter, although crude oil was up 5.5% to $105.76 per barrel. Weakness in other areas led to the drop in the broad commodity index, particularly in precious metals. Natural gas prices were spiking dramatically during the quarter (up 44% by the end of May) before falling back down in June. By quarter-end, natural gas was down -5.2%, closing at $5.42 per million BTUs. Gold prices were down -6.8% during the quarter, finishing at approximately $1,807 per troy ounce, as the Federal Reserve turned more hawkish toward inflation.

The Wilshire 5000 Index Fund - Institutional Class returned -20.67% in first half of the year, outperforming the FT Wilshire 5000 Index return of -20.89% by 0.23%. Relative performance is within the historical range.

Wilshire 5000 Indexsm Fund Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of June 30, 2022)

†	Based on percent of the Portfolio’s total investments in securities at value.

Wilshire International Equity Fund Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/22*	-21.91%
One Year Ended 6/30/22	-21.54%
Five Years Ended 6/30/22	4.01%
Ten Years Ended 6/30/22	5.04%

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/22*	-21.88%
One Year Ended 6/30/22	-21.43%
Five Years Ended 6/30/22	4.27%
Ten Years Ended 6/30/22	5.28%

MSCI ALL COUNTRY WORLD EX-U.S. INVESTABLE
MARKET INDEX(1)

Average Annual Total Returns

Six Months Ended 6/30/22*	-19.08%
One Year Ended 6/30/22	-19.86%
Five Years Ended 6/30/22	2.50%
Ten Years Ended 6/30/22	5.01%

On April 2, 2013 and July 21, 2020, the Wilshire International Equity Fund’s investment strategy was changed. Consequently, prior period performance may have been different if the new investment strategy had been in effect during these periods.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2022 was 1.76% for Investment Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2022 was 1.50% for Investment Class Shares.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2022 was 1.38% for Institutional Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2022 was 1.25% for Institutional Class Shares.

The Advisor has contractually agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.50% of average daily net assets for Investment Class Shares and 1.25% for Institutional Class Shares, respectively, through at least April 30, 2023. The net expense ratio is applicable to shareholders.

*	Not annualized
(1)

The MSCI ACWI ex-U.S. Investable Market Index captures large, mid and small cap representation across 22 of 23 Developed Markets countries (excluding the United States) and 23 Emerging Markets countries. The index covers approximately 99% of the global equity opportunity set outside the US. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Wilshire International Equity Fund Commentary (Unaudited) - (Continued)

Performance results within international equity markets were negative for the second quarter, with developed underperforming emerging markets. The MSCI EAFE Index was down -14.51% for the quarter, while the MSCI Emerging Markets Index was down -11.50%. High inflation has become a global issue with rates in Europe approaching U.S. levels. In Germany, Europe’s largest economy, economic growth is slowing on both inflation and falling exports. While economic indicators in the U.K. are still in the expansion range, measures of new orders have fallen while business confidence levels have slumped. In China, new controls were imposed in some areas, including a lock down of Shanghai, in an attempt to contain a fresh COVID outbreak in April and May. Although most lockdowns have since been lifted, early economic indicators are not yet registering a strong return of growth.

The Wilshire International Equity Fund - Institutional Class returned -21.88% in the first half of the year, underperforming the MSCI All Country World ex USA Investable Market Index return of -19.08% by -2.80%. Stock selection within the Energy, Information Technology, and Materials sectors detracted from results. An overweight to the Information Technology sector also weighed on performance. Selection within the United States meaningfully detracted from performance. Conversely, stock selection within Financials and an overweight to the Health Care sector marginally contributed to relative performance.

The Wilshire International Equity Fund also uses derivatives for benchmark exposure. Collateral is invested in short-term fixed income instruments to cover the costs of the swap. In 2022, returns on these fixed-income investments underperformed the cost of the swap and detracted from the Portfolio’s relative performance.

Despite recent relative underperformance, we believe the Fund is well-positioned going into the second half of 2022 as the market deals with the ongoing pandemic, macroeconomic and geopolitical issues.

Wilshire International Equity Fund Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of June 30, 2022)

†	Based on percent of the Portfolio’s total investments in securities at value.

Common Stocks are composed of:

Japan	13.7%
Britain	9.8%
France	7.2%
Switzerland	6.7%
Canada	6.6%
China	5.9%
Netherlands	4.6%
Taiwan	4.2%
United States	4.1%
Ireland	3.6%
Denmark	3.4%
Germany	3.4%
Hong Kong	3.3%
Australia	3.2%
South Korea	2.6%
Italy	2.6%
Sweden	2.4%
Spain	1.7%
India	1.7%
Finland	1.3%
Brazil	1.3%
Singapore	0.8%
Thailand	0.6%
South Africa	0.6%

Wilshire International Equity Fund Commentary (Unaudited) - (Continued)

United Arab Emirates	0.5%
United Kingdom	0.5%
Norway	0.4%
Czech Republic	0.4%
Turkey	0.4%
Mexico	0.4%
Saudi Arabia	0.3%
Israel	0.2%
Indonesia	0.2%
Poland	0.2%
Austria	0.2%
Portugal	0.2%
Philippines	0.2%
Belgium	0.1%
Qatar	0.1%
Malaysia	0.1%
Chile	0.1%
Greece	0.1%
Mauritius	0.1%
Luxembourg	0.0%
New Zealand	0.0%
Gibraltar	0.0%
Peru	0.0%
Egypt	0.0%
Jersey	0.0%
Georgia	0.0%
Malta	0.0%
Isle Of Man	0.0%
Columbia	0.0%
Hungary	0.0%
Russia	0.0%

Wilshire Income Opportunities Fund Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/22*	-10.22%
One Year Ended 6/30/22	-10.62%
Five Years Ended 6/30/22	0.72%
Inception (03/30/16) through 6/30/22	1.76%

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/22*	-10.00%
One Year Ended 6/30/22	-10.40%
Five Years Ended 6/30/22	0.97%
Inception (03/30/16) through 6/30/22	1.98%

BLOOMBERG U.S. UNIVERSAL INDEX(1)

Average Annual Total Returns

Six Months Ended 6/30/22*	-10.93%
One Year Ended 6/30/22	-10.89%
Five Years Ended 6/30/22	0.94%
Inception (03/30/16) through 6/30/22	1.34%

CUSTOM BLENDED INDEX(2)

Average Annual Total Returns

Six Months Ended 6/30/22*	-11.24%
One Year Ended 6/30/22	-11.00%
Five Years Ended 6/30/22	1.16%
Inception (03/30/16) through 6/30/22	1.97%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Wilshire Income Opportunities Fund Commentary (Unaudited) - (Continued)

*	Not annualized
(1)

The Bloomberg U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Some U.S. Universal Index constituents may be eligible for one or more of its contributing subcomponents that are not mutually exclusive. The Bloomberg U.S. Universal Index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

(2)

The Custom Blended Index consists of 70% Bloomberg U.S. Universal Index, 10% Bloomberg U.S. Corporate High Yield 2% Issuer Capped Bond Index, 10% S&P/LSTA Leveraged Loan Index, and 10% Bloomberg Emerging Markets USD Aggregate Bond Index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2022 was 1.32% for Investment Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2022 was 1.16% for Investment Class Shares.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2022 was 0.93% for Institutional Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2022 was 0.91% for Institutional Class Shares.

The Advisor has contractually agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.15% of average daily net assets for Investment Class Shares and 0.90% for Institutional Class Shares, respectively, through at least April 30, 2023. The net expense ratio is applicable to shareholders.

Wilshire Income Opportunities Fund Commentary (Unaudited) - (Continued)

The U.S. Treasury yield curve was up across all maturities during the quarter, most noticeably in the short end, leading to a flatter curve. The 10-year Treasury yield ended the quarter at 3.02%, up 68 basis points from March. Credit spreads widened during the quarter including an outsized jump of 163 basis points in June in the high yield market, which had a spread of 5.69% at quarter-end. The Federal Open Market Committee met twice during the quarter, as scheduled, and increased the overnight rate by 0.50% in May and 0.75% in June; targeting a range of 1.50% to 1.75%. Through the Fed’s “dot plot,” it is messaging that the current intent is for another 175 basis points in increases before the end of 2022. Such an increase would push the rate above 3% for the first time since before the 2008 credit crisis. Public statements from the Federal Reserve grew more pessimistic during the quarter as Fed Chair Jerome Powell stated after the June meeting that controlling inflation at the 2% target, in exchange for a higher unemployment rate, would be a “successful outcome.”

The Wilshire Income Opportunities Fund - Institutional Class returned -10.00% in the first half of the year, outperforming the Bloomberg U.S. Universal Index return of -10.93% by 0.93%.

Exposures to most fixed income sectors generally detracted from performance. Exposures to Credit sectors, such as Investment Grade Corporate and High Yield Corporate, underperformed the Bloomberg US Universal Index materially. Exposure to Emerging Market Debt was the biggest detracting sector. Conversely, allocations to Bank Loans and U.S. Treasuries mitigated performance. Underweight exposure to duration across the three subadvisers also aided relative performance.

We are pleased with the Fund’s recent relative outperformance for the first half of the year and believe that the Fund is well-positioned going into the second half 2022 as the market deals with the ongoing pandemic, macroeconomic and geopolitical issues.

Wilshire Income Opportunities Fund Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of June 30, 2022)

†	Based on percent of the Portfolio’s total investments in securities at value.

Wilshire Mutual Funds, Inc. Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a Portfolio, you incur ongoing costs, which include costs for investment advisory, administrative services, distribution and/or shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the Portfolio. A Portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in the Portfolios and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2022 to June 30, 2022.

The table on the next page illustrates the Portfolios’ costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee reductions, that you paid over the period. The “Ending Account Value” shown is derived from each Portfolio’s actual return for the period. The “Expense Ratio” column shows the period’s annualized expense ratio and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolios at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Portfolio in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare the Portfolios’ costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and assumed rate of return. It assumes that each Portfolio had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not each Portfolio’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the U.S. Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess the Portfolios’ ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Wilshire Mutual Funds, Inc. has no such charges, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Wilshire Mutual Funds, Inc. Disclosure of Fund Expenses (Unaudited) - (Continued) For the Six Months Ended June 30, 2022 (Unaudited)

	Beginning Account Value 01/01/2022	Ending Account Value 06/30/2022	Net Expense Ratio(1)	Expenses Paid During Period 01/01/2022- 06/30/2022(2)
Large Company Growth Portfolio
Based on Actual Fund Return
Investment Class	$1,000.00	$698.70	1.30%	$5.48
Institutional Class	$1,000.00	$699.90	0.98%	$4.13
Based on Hypothetical 5% Return
Investment Class	$1,000.00	$1,018.35	1.30%	$6.51
Institutional Class	$1,000.00	$1,019.93	0.98%	$4.91
Large Company Value Portfolio
Based on Actual Fund Return
Investment Class	$1,000.00	$834.90	1.30%	$5.91
Institutional Class	$1,000.00	$829.10	1.00%	$4.54
Based on Hypothetical 5% Return
Investment Class	$1,000.00	$1,018.35	1.30%	$6.51
Institutional Class	$1,000.00	$1,019.84	1.00%	$5.01
Small Company Growth Portfolio
Based on Actual Fund Return
Investment Class	$1,000.00	$682.20	1.35%	$5.63
Institutional Class	$1,000.00	$683.00	1.10%	$4.59
Based on Hypothetical 5% Return
Investment Class	$1,000.00	$1,018.10	1.35%	$6.76
Institutional Class	$1,000.00	$1,019.34	1.10%	$5.51
Small Company Value Portfolio
Based on Actual Fund Return
Investment Class	$1,000.00	$839.30	1.35%	$6.16
Institutional Class	$1,000.00	$839.80	1.10%	$5.02
Based on Hypothetical 5% Return
Investment Class	$1,000.00	$1,018.10	1.35%	$6.76
Institutional Class	$1,000.00	$1,019.34	1.10%	$5.51

Wilshire Mutual Funds, Inc. Disclosure of Fund Expenses (Unaudited) - (Continued) For the Six Months Ended June 30, 2022 (Unaudited)

	Beginning Account Value 01/01/2022	Ending Account Value 06/30/2022	Net Expense Ratio(1)	Expenses Paid During Period 01/01/2022- 06/30/2022(2)
Wilshire 5000 IndexSM Fund
Based on Actual Fund Return
Investment Class	$1,000.00	$792.20	0.54%	$2.40
Institutional Class	$1,000.00	$793.30	0.31%	$1.38
Based on Hypothetical 5% Return
Investment Class	$1,000.00	$1,022.12	0.54%	$2.71
Institutional Class	$1,000.00	$1,023.26	0.31%	$1.56
Wilshire International Equity Fund
Based on Actual Fund Return
Investment Class	$1,000.00	$780.90	1.50%	$6.62
Institutional Class	$1,000.00	$781.20	1.25%	$5.52
Based on Hypothetical 5% Return
Investment Class	$1,000.00	$1,017.36	1.50%	$7.50
Institutional Class	$1,000.00	$1,018.60	1.25%	$6.26
Wilshire Income Opportunities Fund
Based on Actual Fund Return
Investment Class	$1,000.00	$897.80	1.15%	$5.41
Institutional Class	$1,000.00	$900.00	0.90%	$4.24
Based on Hypothetical 5% Return
Investment Class	$1,000.00	$1,019.09	1.15%	$5.76
Institutional Class	$1,000.00	$1,020.33	0.90%	$4.51

(1)	Annualized, based on each Portfolio’s most recent fiscal half-year expenses.
(2)	Expenses are equal to each Portfolio’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Schedule of Investments	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 81.7% (a)
Communication Services — 7.3%
Alphabet, Inc. - Class A (b)	749	$1,632,266
Alphabet, Inc. - Class C (b)	4,629	10,125,706
Live Nation Entertainment, Inc. (b)	26,163	2,160,541
Meta Platforms, Inc. - Class A (b)	8,084	1,303,545
Netflix, Inc. (b)	352	61,554
Nexstar Media Group, Inc. - Class A	1,567	255,233
Take-Two Interactive Software, Inc. (b)	2,953	361,831
		15,900,676
Consumer Discretionary — 11.5%
Alibaba Group Holding Ltd. - ADR (b)	8,322	946,045
Amazon.com, Inc. (b)	76,835	8,160,645
AutoZone, Inc. (b)	37	79,517
Booking Holdings, Inc. (b)	213	372,535
Burlington Stores, Inc. (b)	1,521	207,206
Capri Holdings Ltd. (b)	5,297	217,230
Chipotle Mexican Grill, Inc. (b)	442	577,809
Columbia Sportswear Co.	6,013	430,410
Domino’s Pizza, Inc.	643	250,583
DoorDash, Inc. - Class A (b)	1,013	65,004
DR Horton, Inc.	1,336	88,430
eBay, Inc.	3,410	142,095
Etsy, Inc. (b)	6,655	487,213
General Motors Co. (b)	12,914	410,149
Lowe’s Cos., Inc.	3,743	653,790
Lululemon Athletica, Inc. (b)	667	181,831
Mattel, Inc. (b)	9,234	206,195
MercadoLibre, Inc. (b)	462	294,234
MGM Resorts International	67,906	1,965,879
NIKE, Inc. - Class B	20,338	2,078,544
Pool Corp.	123	43,201
Ross Stores, Inc.	374	26,266
Shake Shack, Inc. - Class A (b)	443	17,490
Starbucks Corp.	1,845	140,940
Target Corp.	2,525	356,606

	Shares	Value
Tesla, Inc. (b)	4,265	$2,872,136
The Home Depot, Inc.	8,241	2,260,259
The TJX Cos., Inc.	3,150	175,927
The Wendy’s Co.	1,635	30,869
Toll Brothers, Inc.	17,165	765,559
Travel + Leisure Co.	3,633	141,033
Vail Resorts, Inc.	1,266	276,051
Williams-Sonoma, Inc.	307	34,062
Yum! Brands, Inc.	1,400	158,914
		25,114,657
Consumer Staples — 2.9%
Altria Group, Inc.	10,546	440,506
Costco Wholesale Corp.	5,271	2,526,285
Kellog Co.	1,836	130,980
Monster Beverage Corp. (b)	20,451	1,895,808
Olaplex Holdings, Inc. (b)	4,047	57,022
PepsiCo, Inc.	3,463	577,144
Sysco Corp.	980	83,016
The Coca-Cola Co.	8,921	561,220
		6,271,981
Energy — 1.1%
Coterra Energy, Inc.	1,573	40,568
EOG Resources, Inc.	1,409	155,610
Equitrans Midstream Corp.	4,091	26,019
Hess Corp.	1,941	205,629
PDC Energy, Inc.	2,560	157,722
Pioneer Natural Resources Co.	8,419	1,878,110
		2,463,658
Financials — 2.2%
Alleghany Corp. (b)	54	44,987
American Express Co.	1,837	254,645
Arch Capital Group Ltd. (b)	12,575	572,037
Cboe Global Markets, Inc.	3,541	400,806
Everest Re Group Ltd.	2,409	675,195
Marsh & McLennan Cos., Inc.	614	95,324
Moody’s Corp.	75	20,398
MSCI, Inc.	100	41,215
Rocket Cos., Inc. - Class A (c)	1,897	13,962
S&P Global, Inc.	4,085	1,376,890
Signature Bank	5,506	986,730
SLM Corp.	8,487	135,283

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 81.7% (a) (Continued)
Financials — 2.2% (Continued)
Synchrony Financial	2,828	$78,109
Synovus Financial Corp.	1,028	37,059
		4,732,640
Health Care — 14.2%
AbbVie, Inc.	11,555	1,769,764
ABIOMED, Inc. (b)	1,139	281,914
Acadia Healthcare Co., Inc. (b)	9,004	608,940
Agilent Technologies, Inc.	2,429	288,492
Align Technology, Inc. (b)	2,643	625,519
Amgen, Inc.	2,274	553,264
AstraZeneca PLC - ADR	12,598	832,350
Catalent, Inc. (b)	2,392	256,638
Danaher Corp.	7,657	1,941,203
Edwards Lifesciences Corp. (b)	23,723	2,255,820
Eli Lilly & Co.	1,683	545,679
Encompass Health Corp.	5,366	300,764
HCA Healthcare, Inc.	1,856	311,919
IDEXX Laboratories, Inc. (b)	3,094	1,085,159
Illumina, Inc. (b)	884	162,974
Incyte Corp. (b)	549	41,708
Intuitive Surgical, Inc. (b)	7,555	1,516,364
IQVIA Holdings, Inc. (b)	921	199,848
Johnson & Johnson	709	125,855
McKesson Corp.	4,791	1,562,872
Mettler-Toledo International, Inc. (b)	400	459,508
Moderna, Inc. (b)	1,210	172,848
Molina Healthcare, Inc. (b)	788	220,333
Natera, Inc. (b)	13,555	480,389
Repligen Corp. (b)	769	124,886
Thermo Fisher Scientific, Inc.	359	195,037
UnitedHealth Group, Inc.	12,787	6,567,787
Veeva Systems, Inc. - Class A (b)	5,810	1,150,612
Vertex Pharmaceuticals, Inc. (b)	11,236	3,166,192
Waters Corp. (b)	1,218	403,134
Zoetis, Inc.	15,174	2,608,259
		30,816,031

	Shares	Value
Industrials — 4.5%
3M Co.	645	$83,470
Allison Transmission Holdings, Inc.	1,684	64,750
AMETEK, Inc.	10,467	1,150,219
Booz Allen Hamilton Holding Corp.	730	65,963
Copart, Inc. (b)	10,735	1,166,465
Eaton Corp. PLC	12,442	1,567,568
Expeditors International of Washington, Inc.	1,103	107,498
FedEx Corp.	1,438	326,009
Fortune Brands Home & Security, Inc.	988	59,161
GXO Logistics, Inc. (b)	276	11,943
IDEX Corp.	2,764	502,025
Illinois Tool Works, Inc.	829	151,085
Landstar System, Inc.	964	140,185
Lincoln Electric Holdings, Inc.	490	60,446
Lockheed Martin Corp.	610	262,276
Old Dominion Freight Line, Inc.	1,161	297,541
Robert Half International, Inc.	4,118	308,397
Tetra Tech, Inc.	2,200	300,410
TransDigm Group, Inc. (b)	2,196	1,178,527
Trex Co., Inc. (b)	5,372	292,344
Uber Technologies, Inc. (b)	15,418	315,452
Union Pacific Corp.	1,337	285,155
United Parcel Service, Inc. - Class B	6,108	1,114,954
WW Grainger, Inc.	112	50,896
		9,862,739
Information Technology — 36.6%
Accenture PLC - Class A	5,299	1,471,267
Adobe, Inc. (b)	6,909	2,529,109
Advanced Micro Devices, Inc. (b)	40,513	3,098,029
Allegro MicroSystems, Inc. (b)	1,073	22,200
Amphenol Corp. - Class A	10,938	704,188
Analog Devices, Inc.	2,115	308,980
Apple, Inc.	66,932	9,150,943

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 81.7% (a) (Continued)
Information Technology — 36.6% (Continued)
Applied Materials, Inc.	13,585	$1,235,963
Arista Networks, Inc. (b)	11,645	1,091,602
ASML Holding NV - ADR	915	435,430
Atlassian Corp. PLC - Class A (b)	2,199	412,093
Autodesk, Inc. (b)	3,347	575,550
Automatic Data Processing, Inc.	4,280	898,971
Bill.com Holdings, Inc. (b)	2,730	300,136
Block, Inc. (b)	1,578	96,984
Broadcom, Inc.	2,421	1,176,146
CDW Corp.	985	155,197
Cognex Corp.	4,822	205,031
Cognizant Technology Solutions Corp. - Class A	2,479	167,308
Crowdstrike Holdings, Inc. - Class A (b)	9,621	1,621,716
Datadog, Inc. - Class A (b)	15,126	1,440,600
DocuSign, Inc. (b)	1,345	77,176
Dynatrace, Inc. (b)	4,882	192,546
Enphase Energy, Inc. (b)	182	35,534
Entegris, Inc.	7,578	698,161
EPAM Systems, Inc. (b)	3,102	914,408
Fair Isaac Corp. (b)	230	92,207
Fortinet, Inc. (b)	22,340	1,263,997
Gartner, Inc. (b)	447	108,098
HubSpot, Inc. (b)	441	132,587
Intuit, Inc.	7,118	2,743,562
Jabil, Inc.	18,741	959,727
KLA Corp.	1,291	411,932
Mandiant, Inc. (b)	3,107	67,795
Manhattan Associates, Inc. (b)	4,663	534,380
Marqeta, Inc. - Class A (b)	37,285	302,381
Mastercard, Inc. - Class A	2,647	835,076
Micron Technology, Inc.	6,314	349,038
Microsoft Corp.	74,178	19,051,136
MongoDB, Inc. (b)	125	32,437
Monolithic Power Systems, Inc.	365	140,175
Motorola Solutions, Inc.	2,808	588,557
NVIDIA Corp.	16,573	2,512,301
NXP Semiconductors NV	684	101,253

	Shares	Value
Oracle Corp.	4,099	$286,397
Palo Alto Networks, Inc. (b)	180	88,909
Paychex, Inc.	5,406	615,581
Paycom Software, Inc. (b)	750	210,090
PayPal Holdings, Inc. (b)	9,653	674,166
PTC, Inc. (b)	5,455	580,085
Roper Technologies, Inc.	2,955	1,166,191
QUALCOMM, Inc.	35,771	4,569,388
Salesforce, Inc. (b)	1,623	267,860
ServiceNow, Inc. (b)	2,849	1,354,756
Skyworks Solutions, Inc.	754	69,851
Snowflake, Inc. - Class A (b)	4,020	559,021
SolarEdge Technologies, Inc. (b)	3,499	957,606
StoneCo Ltd. - Class A (b)	10,253	78,948
Texas Instruments, Inc.	2,679	411,628
The Trade Desk, Inc. - Class A (b)	6,984	292,560
Tyler Technologies, Inc. (b)	1,687	560,894
Unity Software, Inc. (b)	2,079	76,549
Universal Display Corp.	2,715	274,595
Visa, Inc. - Class A	31,163	6,135,683
VMware, Inc. - Class A	111	12,652
Workday, Inc. - Class A (b)	2,456	342,808
Zebra Technologies Corp. - Class A (b)	2,590	761,330
Zoom Video Communications, Inc. - Class A (b)	750	80,978
		79,670,433
Materials — 0.6%
Dow, Inc.	4,219	217,743
Graphic Packaging Holding Co.	4,472	91,676
Louisiana-Pacific Corp.	516	27,044
LyondellBasell Industries NV - Class A	278	24,314
Olin Corp.	6,241	288,833
Sealed Air Corp.	1,569	90,563
The Chemours Co.	1,709	54,722
The Sherwin-Williams Co.	2,022	452,746
Westlake Corp.	223	21,858
		1,269,499

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 81.7% (a) (Continued)
Real Estate — 0.8%
American Tower Corp.	832	$212,651
CBRE Group, Inc. - Class A (b)	1,004	73,904
Crown Castle International Corp.	2,216	373,130
Extra Space Storage, Inc.	331	56,310
Lamar Advertising Co. - Class A	289	25,423
Public Storage	842	263,268
SBA Communications Corp.	1,509	482,956
Simon Property Group, Inc.	1,433	136,020
		1,623,662
Utilities — 0.0% (d)
NRG Energy, Inc.	325	12,405

Total Common Stocks (Cost $152,856,334)		177,738,381

	Par Value
U.S. TREASURY OBLIGATIONS — 0.4%
U.S. Treasury Notes — 0.4%
0.125%, due 05/31/23	$119,000	116,044
0.250%, due 09/30/23	32,000	30,940
0.250%, due 06/15/24	172,000	163,077
0.750%, due 11/15/24	52,000	49,294
0.250%, due 10/31/25	55,000	50,110
0.875%, due 09/30/26	156,000	142,472
1.500%, due 01/31/27	44,800	41,818
2.750%, due 04/30/27	2,000	1,973
2.625%, due 05/31/27	102,000	100,072
1.125%, due 02/15/31 (c)	7,000	6,013
2.875%, due 05/15/32	156,000	154,245
Total U.S. Treasury Obligations (Cost $892,738)		856,058

	Par Value	Value
AGENCY MORTGAGE-BACKED OBLIGATIONS INTEREST-ONLY STRIPS — 0.1%
Federal Home Loan Mortgage Corp. — 0.1%
Freddie Mac Multifamily Structured Pass Through Certificates
Series K-108, 1.810%, due 03/25/30 (e)	$459,790	$48,350
Series K-1501, 0.527%, due 04/25/30 (e)	2,541,407	57,742
Series K-110, 1.814%, due 04/25/30 (e)	398,821	41,187
Series K-118, 1.053%, due 09/25/30 (e)	996,680	61,863
Series K-123, 0.865%, due 12/25/30 (e)	1,397,408	71,767
Total Agency Mortgage-Backed Obligations Interest-Only Strips (Cost $243,162)		280,909

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 1.8%
BBCMS 2018-TALL Mortgage Trust
Series 2018-TALL, 2.721%, due 03/15/37 (1 Month U.S. LIBOR + 0.722%) (f)(g)	180,000	171,702
BBCMS 2020-BID Mortgage Trust
Series 2020-BID, 4.139%, due 10/15/37 (1 Month U.S. LIBOR + 2.140%) (f)(g)	60,000	59,328
BX Commercial Mortgage Trust 2020-VKNG
Series 2020-VKNG, 3.399%, due 10/15/37 (1 Month U.S. LIBOR + 1.400%) (f)(g)	75,194	70,493
CIM Trust 2021-J3
Series 2021-J3, 2.500%, due 06/25/51 (e)(f)	461,139	381,034
Deephaven Residential Mortgage Trust 2022-2
Series 2022-2, 4.300%, due 03/25/67 (SOFR 30 Day Average + 1.700%) (e)(f)	285,467	276,128

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 1.8% (Continued)
GS Mortgage Securities Trust 2018-HART
Series 2018-HART, 3.090%, due 10/15/31 (1 Month U.S. LIBOR + 1.090%) (f)(g)	$170,000	$165,583
GSCG Trust 2019-600C
Series 2019-600C, 2.936%, due 09/12/34 (f)	180,000	170,739
JP Morgan Chase Commercial Mortgage Securities Trust 2019-ICON
Series A, 3.884%, due 01/06/34 (f)	130,000	126,973
JP Morgan Mortgage Trust 2017-2
Series 2017-2, 3.500%, due 05/25/47 (e)(f)	56,080	52,857
JP Morgan Mortgage Trust 2018-5
Series 2018-5, 3.500%, due 10/25/48 (e)(f)	104,724	97,936
JP Morgan Mortgage Trust 2019-1
Series 2019-1, 4.000%, due 05/25/49 (e)(f)	14,463	14,212
JP Morgan Mortgage Trust 2019-INV3
Series 2019-INV3, 3.500%, due 05/25/50 (e)(f)	88,992	86,917
JP Morgan Mortgage Trust 2020-2
Series 2020-2, 3.500%, due 07/25/50 (e)(f)	82,418	77,501
JP Morgan Mortgage Trust 2021-7
Series TR, 2.500%, due 11/25/51 (e)(f)	263,978	218,369
JP Morgan Trust 2015-3
Series 2015-3, 3.500%, due 05/25/45 (e)(f)	58,504	56,590
JPMBB Commercial Mortgage Securities Trust 2013-C12
Series B, 4.095%, due 07/17/45 (e)	163,000	159,588
KREST Commercial Mortgage Securities Trust 2021-CHIP
Series C, 3.024%, due 11/07/44 (e)(f)	275,000	210,812
OBX 2021-J3 Trust
Series 2021-J3, 2.500%, due 10/25/51 (e)(f)	400,000	290,475

	Par Value	Value
Provident Funding Mortgage Trust 2021-J1
Series 2.00000, 2.000%, due 10/25/51 (e)(f)	$100,000	$66,201
Ready Capital Mortgage Financing 2021-FL5 LLC
Series 2021-FL5, 3.374%, due 04/25/38 (1 Month U.S. LIBOR + 1.750%) (f)(g)	350,000	326,740
Sequoia Mortgage Trust 2019-CH2
Series 2019-CH2, 4.500%, due 08/25/49 (e)(f)	6,468	6,441
Sequoia Mortgage Trust 2019-CH3
Series 2019-CH3, 4.000%, due 10/25/49 (e)(f)	7,901	7,817
Sequoia Mortgage Trust 2020-4
Series 2020-4, 2.500%, due 11/25/50 (e)(f)	200,000	156,466
Sequoia Mortgage Trust 2021-1
Series A-7, 2.500%, due 03/25/51 (e)(f)	350,000	247,596
SLG Office Trust 2021-OVA
Series 2021-OVA, 2.585%, due 07/17/41 (f)	190,000	159,883
Wells Fargo Mortgage Backed Securities 2020-RR1 Trust
Series A-1, 3.000%, due 05/25/50 (1 Month U.S. LIBOR + 0.000%) (e)(f)	113,159	105,065
WFRBS Commercial Mortgage Trust 2014-C21
Series 2014-C21, 4.213%, due 08/16/47 (e)	180,000	174,464
Total Non-Agency Mortgage-Backed Obligations (Cost $4,585,248)		3,937,910

NON-AGENCY MORTGAGE-BACKED OBLIGATION INTEREST-ONLY STRIPS — 0.2%
BBCMS Trust 2021-C10
Series 2021-C10, 1.302%, due 07/17/54 (e)	994,860	83,633
Benchmark 2020-B19 Mortgage Trust
Series 2020-B19, 1.773%, due 09/17/53 (e)	995,548	89,703
Benchmark 2021-B29 Mortgage Trust
Series X-A, 1.045%, due 09/17/54 (e)	997,422	63,014

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATION INTEREST-ONLY STRIPS — 0.2% (Continued)
DBJPM 20-C9 Mortgage Trust
Series 2020-C9, 1.710%, due 08/15/53 (e)	$707,833	$55,436
Total Non-Agency Mortgage-Backed Obligation Interest-Only Strips (Cost $350,493)		291,786

ASSET-BACKED SECURITIES — 1.8%
American Airlines 2015-2 Class AA Pass Through Trust
Series 2015-2, 3.600%, due 03/22/29	73,726	67,504
American Airlines 2016-2 Class AA Pass Through Trust
Series 2016-2, 3.200%, due 12/15/29	47,488	43,058
AmeriCredit Automobile Receivables Trust 2021-2
Series TR, 1.010%, due 01/19/27	100,000	94,106
Beacon Container Finance II LLC
Series NT, 2.250%, due 10/22/46 (f)	93,333	83,827
CLI Funding VIII LLC
Series LLC, 2.720%, due 01/18/47 (f)	119,767	107,130
Commonbond Student Loan Trust 2018-C-GS
Series A-1, 3.870%, due 02/25/46 (f)	106,258	104,683
Exeter Automobile Receivables Trust 2020-3
Series 2020-3, 1.320%, due 07/15/25	200,000	198,292
FedEx Corp 2020-1 Class AA Pass Through Trust
Series 2020-1AA, 1.875%, due 08/20/35	233,627	201,776
Helios Issuer LLC
Series A, 2.980%, due 06/20/47 (f)	195,671	179,680
Laurel Road Prime Student Loan Trust 2020-A
Series 1.40000, 1.400%, due 11/25/50 (f)	186,909	180,886
Loanpal Solar Loan 2020-2 Ltd.
Series A, 2.750%, due 07/20/47 (f)	179,522	159,613

	Par Value	Value
Marlette Funding Trust 2021-1
Series C, 1.410%, due 06/16/31 (f)	$200,000	$191,893
Mosaic Solar Loan Trust 2020-2
Series 2020-2, 1.440%, due 08/20/46 (f)	62,720	55,833
Navient Private Education Refi Loan Trust 2021-A
Series A, 0.840%, due 05/15/69 (f)	76,964	70,150
Oscar US Funding XII LLC
Series A-4, 1.000%, due 04/10/28 (f)	200,000	182,462
PFS Financing Corp.
Series 2021-A, 0.710%, due 04/15/26 (f)	100,000	94,157
Santander Consumer Auto Receivables Trust 2021-A
Series 2021-A, 1.030%, due 11/16/26 (f)	150,000	138,871
Santander Drive Auto Receivables Trust 2019-3
Series D, 2.680%, due 10/15/25	250,000	249,052
Santander Drive Auto Receivables Trust 2020-3
Series B, 0.690%, due 03/17/25	9,904	9,898
Series C, 1.120%, due 01/15/26	200,000	198,454
Santander Drive Auto Receivables Trust 2021-2
Series C, 0.900%, due 06/15/26	100,000	96,871
SoFi Consumer Loan Program 2020-1 Trust
Series B, 2.250%, due 01/25/29 (f)	250,201	249,897
SoFi Consumer Loan Program 2021-1 Trust
Series B, 1.300%, due 09/25/30 (f)	350,000	327,483
Sofi Professional Loan Program 2017-C LLC
Series A-1, 2.224%, due 07/25/40 (1 Month U.S. LIBOR + 0.600%) (f)(g)	56,783	56,474
Sofi Professional Loan Program 2018-B Trust
Series 3.34000, 3.340%, due 08/25/47 (f)	79,136	78,087
Tesla Auto Lease Trust 2019-A
Series 2019-A, 2.680%, due 01/20/23 (f)	225,000	224,268

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Par Value	Value
ASSET-BACKED SECURITIES — 1.8% (Continued)
Vivint Solar Financing VII LLC
Series LLC, 2.210%, due 07/31/51 (f)	$187,363	$158,774
Volvo Financial Equipment LLC Series 2020-1
Series A-4, 0.600%, due 03/15/28 (f)	100,000	94,424
Total Asset-Backed Securities (Cost $4,150,481)		3,897,603

COLLATERALIZED LOAN OBLIGATIONS — 2.3%
Aimco CLO 11 Ltd.
Series 2020-11R, 3.870%, due 10/17/34 (3 Month U.S. LIBOR + 1.130%) (f)(g)	1,000,000	961,231
Arbor Realty Commercial Real Estate Notes 2021-FL2 Ltd.
Series B, 3.599%, due 05/15/36 (1 Month U.S. LIBOR + 1.600%) (f)(g)	350,000	327,419
Arbor Realty Commercial Real Estate Notes 2021-FL3 Ltd.
Series C, 3.849%, due 08/15/34 (1 Month U.S. LIBOR + 1.850%) (f)(g)(h)	275,000	253,178
Benefit Street Partners CLO XXIII Ltd.
Series A-1, 2.264%, due 04/25/34 (3 Month U.S. LIBOR + 1.080%) (f)(g)	250,000	240,205
CIFC Funding 2021-I Ltd.
Series LTD, 2.294%, due 04/25/33 (3 Month U.S. LIBOR + 1.110%) (f)(g)	250,000	244,127
CIFC Funding 2022-I Ltd.
Series 2022-1, 3.801%, due 04/17/35 (3 Month SOFR Rate + 1.320%) (f)(g)	250,000	239,508
Greystone CRE Notes 2021-FL3 Ltd.
Series 2021-FL3, 3.999%, due 07/15/39 (1 Month U.S. LIBOR + 2.000%) (f)(g)(h)	275,000	256,792

	Par Value	Value
Marble Point CLO XIV Ltd.
Series FLT, 2.343%, due 01/20/32 (3 Month U.S. LIBOR + 1.280%) (f)(g)	$450,000	$438,730
MF1 2021-FL6 Ltd.
Series 2021-FL6, 4.006%, due 07/18/36 (1 Month U.S. LIBOR + 1.850%) (f)(g)(h)	175,000	162,221
MF1 2021-FL7 Ltd.
Series 2021-FL7, 4.206%, due 10/16/36 (1 Month U.S. LIBOR + 2.050%) (f)(g)(h)	200,000	188,108
Octagon Investment Partners 32 Ltd.
Series FLT, 3.712%, due 07/16/29 (3 Month U.S. LIBOR + 1.200%) (f)(g)	250,000	240,729
OHA Credit Funding 3 Ltd.
Series A-R, 2.203%, due 07/02/35 (3 Month U.S. LIBOR + 1.140%) (f)(g)	250,000	242,092
OHA Credit Funding 4 Ltd.
Series A-R, 2.286%, due 10/22/36 (3 Month U.S. LIBOR + 1.150%) (f)(g)	500,000	484,046
Palmer Square CLO 2019-1 Ltd.
Series 2019-1R, 2.561%, due 11/14/34 (3 Month U.S. LIBOR + 1.150%) (f)(g)	250,000	241,944
TCI-Symphony CLO 2016-1 Ltd.
Series FLT, 3.475%, due 10/13/32 (3 Month U.S. LIBOR + 1.020%) (f)(g)	500,000	487,873
Total Collateralized Loan Obligations (Cost $5,225,204)		5,008,203

CORPORATE BONDS — 3.9%
Basic Materials — 0.0% (d)
Ecolab, Inc.
4.800%, due 03/24/30	61,000	63,247
Steel Dynamics, Inc.
1.650%, due 10/15/27	74,000	63,692
		126,939

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Par Value	Value
CORPORATE BONDS — 3.9% (Continued)
Communications — 0.3%
Amazon.com, Inc.
1.500%, due 06/03/30	$100,000	$83,150
AT&T, Inc.
2.250%, due 02/01/32	148,000	120,774
Fox Corp.
3.050%, due 04/07/25	80,000	77,524
The Walt Disney Co.
2.200%, due 01/13/28	68,000	61,602
T-Mobile USA, Inc.
3.750%, due 04/15/27	74,000	71,161
Verizon Communications, Inc.
4.329%, due 09/21/28	74,000	73,501
2.355%, due 03/15/32	100,000	82,590
		570,302
Consumer, Cyclical — 0.2%
American Honda Finance Corp.
1.200%, due 07/08/25	70,000	64,633
O’Reilly Automotive, Inc.
3.600%, due 09/01/27	100,000	96,555
Ross Stores, Inc.
4.600%, due 04/15/25	114,000	115,214
The Home Depot, Inc.
1.500%, due 09/15/28	103,000	89,514
United Airlines 2014-2 Class A Pass Through Trust
3.750%, due 03/03/28	41,299	39,534
Walmart, Inc.
1.050%, due 09/17/26	80,000	72,720
		478,170
Consumer, Non-cyclical — 0.6%
AbbVie, Inc.
3.800%, due 03/15/25	121,000	120,292
Altria Group, Inc.
3.400%, due 05/06/30	88,000	75,132
Amgen, Inc.
3.200%, due 11/02/27	115,000	109,483
BAT International Finance PLC
1.668%, due 03/25/26	142,000	125,782
CVS Health Corp.
3.875%, due 07/20/25	150,000	149,507
1.750%, due 08/21/30	148,000	119,213
Global Payments, Inc.
2.650%, due 02/15/25	78,000	74,345

	Par Value	Value
HCA, Inc.
4.125%, due 06/15/29	$98,000	$89,303
Keurig Dr Pepper, Inc.
4.417%, due 05/25/25	16,000	16,142
PepsiCo, Inc.
2.625%, due 07/29/29	79,000	73,161
Royalty Pharma PLC
0.750%, due 09/02/23	59,000	56,742
1.200%, due 09/02/25	61,000	54,931
1.750%, due 09/02/27	60,000	51,217
2.200%, due 09/02/30	84,000	68,446
Triton Container International Ltd.
2.050%, due 04/15/26 (f)	119,000	105,347
		1,289,043
Energy — 0.2%
Enterprise Products Operating LLC
2.800%, due 01/31/30	74,000	64,794
Kinder Morgan Energy Partners LP
3.450%, due 02/15/23	67,000	67,062
MPLX LP
4.875%, due 12/01/24	70,000	70,437
2.650%, due 08/15/30	56,000	46,830
Phillips 66
0.900%, due 02/15/24	75,000	71,375
Sabine Pass Liquefaction LLC
5.625%, due 03/01/25	51,000	52,005
		372,503
Financial — 1.8%
Aflac, Inc.
3.250%, due 03/17/25	80,000	78,922
American Express Co.
2.250%, due 03/04/25	68,000	65,458
American International Group, Inc.
3.900%, due 04/01/26	70,000	68,513
Assurant, Inc.
4.200%, due 09/27/23	51,000	51,324
Aviation Capital Group LLC
1.950%, due 09/20/26 (f)	101,000	86,687
Avolon Holdings Funding Ltd.
2.875%, due 02/15/25 (f)	78,000	71,565
2.125%, due 02/21/26 (f)	141,000	121,789
Bank of America Corp.
4.125%, due 01/22/24	100,000	100,983
4.000%, due 01/22/25	71,000	70,749

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Par Value	Value
CORPORATE BONDS — 3.9% (Continued)
Financial — 1.8% (Continued)
1.734%, due 07/22/27 (SOFR Rate + 0.960%) (g)	$318,000	$282,971
2.592%, due 04/29/31 (SOFR Rate + 2.150%) (g)	168,000	143,024
Blackstone Holdings Finance Co. LLC
1.625%, due 08/05/28 (f)	143,000	120,652
BNP Paribas SA
2.819%, due 11/19/25 (3 Month U.S. LIBOR + 1.111%) (f)(g)	200,000	190,875
Citigroup, Inc.
0.981%, due 05/01/25 (SOFR Rate + 0.669%) (g)	120,000	112,389
4.450%, due 09/29/27	76,000	75,326
Equinix, Inc.
1.250%, due 07/15/25	126,000	114,582
2.900%, due 11/18/26	56,000	51,967
Intercontinental Exchange, Inc.
3.750%, due 12/01/25	90,000	89,277
JPMorgan Chase & Co.
3.875%, due 09/10/24	120,000	119,778
1.578%, due 04/22/27 (SOFR Rate + 0.885%) (g)	120,000	106,929
1.470%, due 09/22/27 (SOFR Rate + 0.765%) (g)	161,000	140,875
1.953%, due 02/04/32 (SOFR Rate + 1.065%) (g)	69,000	55,103
2.580%, due 04/22/32 (SOFR Rate + 1.250%) (g)	100,000	83,705
Kite Realty Group LP
4.000%, due 10/01/26	74,000	70,603
Main Street Capital Corp.
3.000%, due 07/14/26	117,000	102,144
Mitsubishi UFJ Financial Group, Inc.
3.761%, due 07/26/23	67,000	67,059
Morgan Stanley
0.560%, due 11/10/23 (SOFR Rate + 0.466%) (g)	80,000	79,145
1.164%, due 10/21/25 (SOFR Rate + 0.560%) (g)	108,000	99,927
2.188%, due 04/28/26 (SOFR Rate + 1.990%) (g)	223,000	209,456
1.593%, due 05/04/27 (SOFR Rate + 0.879%) (g)	120,000	106,486

	Par Value	Value
1.512%, due 07/20/27 (SOFR Rate + 0.858%) (g)	$120,000	$105,497
2.239%, due 07/21/32 (SOFR Rate + 1.178%) (g)	89,000	71,932
Realty, Income Corp.
3.250%, due 01/15/31	110,000	100,237
Royal Bank of Canada
1.200%, due 04/27/26	80,000	71,786
Sumitomo Mitsui Trust Bank Ltd.
2.800%, due 03/10/27 (f)	63,000	58,980
The Charles Schwab Corp.
3.300%, due 04/01/27	46,000	44,530
The Goldman Sachs Group, Inc.
0.855%, due 02/12/26 (SOFR Rate + 0.609%) (g)	80,000	72,791
Wells Fargo & Co.
2.406%, due 10/30/25 (SOFR Rate + 1.087%) (g)	216,000	206,008
		3,870,024
Industrial — 0.2%
Amphenol Corp.
2.800%, due 02/15/30	93,000	82,576
Carrier Global Corp.
2.722%, due 02/15/30	140,000	120,939
Raytheon Technologies Corp.
3.200%, due 03/15/24	87,000	86,759
The Boeing Co.
4.875%, due 05/01/25	76,000	75,677
		365,951
Technology — 0.3%
Apple, Inc.
1.200%, due 02/08/28	80,000	69,986
Broadcom, Inc.
2.450%, due 02/15/31 (f)	58,000	46,581
DXC Technology Co.
1.800%, due 09/15/26	60,000	53,411
Fiserv, Inc.
3.850%, due 06/01/25	54,000	53,449
Intel Corp.
3.700%, due 07/29/25	33,000	33,142
Microsoft Corp.
2.400%, due 08/08/26	150,000	144,532
Oracle Corp.
2.950%, due 04/01/30	200,000	170,761

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Par Value	Value
CORPORATE BONDS — 3.9% (Continued)
Technology — 0.3% (Continued)
VMware, Inc.
1.000%, due 08/15/24	$85,000	$79,478
		651,340
Utilities — 0.3%
Ameren Illinois Co.
3.800%, due 05/15/28	70,000	68,478
Duke Energy Corp.
3.150%, due 08/15/27	150,000	141,359
Entergy Corp.
0.900%, due 09/15/25	100,000	89,897
NextEra Energy Capital Holdings, Inc.
4.625%, due 07/15/27	100,000	101,227
Sierra Pacific Power Co.
2.600%, due 05/01/26	121,000	114,350
Southwestern Electric Power Co.
1.650%, due 03/15/26	80,000	72,905
The AES Corp.
1.375%, due 01/15/26	75,000	66,218
Trans-Allegheny Interstate Line Co.
3.850%, due 06/01/25	102,000	100,110
		754,544
Total Corporate Bonds (Cost $9,525,744)		8,478,816

	Shares
AFFILIATED REGISTERED INVESTMENT COMPANIES — 4.2%
Voya Emerging Markets Hard Currency Debt Fund - Class P	244,950	1,780,789
Voya High Yield Bond Fund - Class P	128,678	855,709
Voya Investment Grade Credit Fund - Class P	70,693	656,734
Voya Securitized Credit Fund - Class P	632,179	5,860,302
Total Affiliated Registered Investment Companies (Cost $10,071,795)		9,153,534

	Shares	Value
Total Investments at Value — 96.4% (Cost $187,901,199)		$209,643,200
Other Assets in Excess of Liabilities — 3.6%		7,920,616
Net Assets — 100.0%		$217,563,816

Percentages are stated as a percent of net assets.

ADR — American Depository Receipt

LIBOR — London Interbank Offered Rate

SOFR — Secured Overnight Financing Rate

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	This security or a partial position of this security is on loan at June 30, 2022. The total fair value of securities on loan at June 30, 2022, was $19,867 (Note 8).
(d)	Represents less than 0.1%.
(e)	Variable rate security. The coupon is based on an underlying pool of loans. The rate listed is as of June 30, 2022.
(f)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of June 30, 2022, the value of these investments was $12,153,130, or 5.6% of total net assets.

(g)	Variable rate security based on a reference index and spread. The rate listed is as of June 30, 2022.
(h)	Illiquid security. The total value of such securities is $860,299 as of June 30, 2022, representing 0.4% of net assets.

The Accompanying Footnotes are an Integral Part of this Schedule of Investments.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Schedule of Total Return Swaps	June 30, 2022 (Unaudited)

Counterparty	Reference Entity	Pay/ Receive Total Return on Reference Entity	Financing Rate	Maturity Date	Payment Frequency	Shares	Notional Amount	Value/ Unrealized Depreciation
Goldman Sachs Bank, USA	Russell 1000 Growth Total Return Index	Receive	(U.S. Federal Funds Rate + 0.490%)	11/02/2022	At Maturity	15,365	$34,174,864	$(8,637,322)

Total Return Swaps								$(8,637,322)

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Schedule of Futures Contracts	June 30, 2022 (Unaudited)

FUTURES CONTRACTS SOLD SHORT	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Appreciation
2-Year U.S. Treasury Note Future	4	09/30/2022	$781,508	$4,805
5-Year U.S. Treasury Note Future	26	09/30/2022	2,413,891	24,089
10-Year U.S. Treasury Note Future	17	09/21/2022	1,680,132	28,524
U.S. Treasury Long Bond Future	8	09/21/2022	930,451	17,984
Ultra 10-Year U.S. Treasury Bond Future	15	09/21/2022	1,483,031	32,629
Ultra Long-Term U.S. Treasury Bond Future	6	09/21/2022	567,027	29,725
Total Futures Contracts Sold Short			$7,856,040	$137,756

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Investments	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 81.5% (a)
Communication Services — 5.2%
Activision Blizzard, Inc.	4,439	$345,621
Alphabet, Inc. - Class A (b)	990	2,157,467
Alphabet, Inc. - Class C (b)	154	336,867
AT&T, Inc.	13,426	281,409
Comcast Corp. - Class A	26,088	1,023,693
Electronic Arts, Inc.	2,316	281,741
Fox Corp. - Class A	1,970	63,355
Liberty Media Corp-Liberty SiriusXM - Class C (b)	710	25,596
Meta Platforms, Inc. - Class A (b)	2,120	341,850
News Corp. - Class A	38,007	592,149
News Corp. - Class B	11,560	183,688
Nexstar Media Group, Inc. - Class A	1,700	276,896
Omnicom Group, Inc.	3,857	245,344
Paramount Global - Class B	12,300	303,564
Take-Two Interactive Software, Inc. (b)	1,179	144,463
Verizon Communications, Inc.	16,753	850,215
Vodafone Group PLC - ADR	41,585	647,894
Warner Bros Discovery, Inc. (b)	59,004	791,834
		8,893,646
Consumer Discretionary — 3.8%
Adient PLC (b)	6,165	182,669
Advance Auto Parts, Inc. (c)	290	50,196
Amazon.com, Inc. (b)	4,440	471,573
Aptiv PLC (b)	3,800	338,466
AutoNation, Inc. (b)	3,640	406,806
Booking Holdings, Inc. (b)	203	355,045
Brunswick Corp.	400	26,152
Carter’s, Inc.	1,660	116,997
Columbia Sportswear Co.	1,340	95,917
Dollar General Corp.	196	48,106
DoorDash, Inc. - Class A (b)	390	25,026
DR Horton, Inc.	350	23,167
General Motors Co. (b)	35,684	1,133,324
Harley-Davidson, Inc.	8,067	255,401
Lennar Corp. - Class A	1,110	78,333
Lennar Corp. - Class B	2,230	130,923

	Shares	Value
LVMH Moet Hennessy Louis Vuitton SE	579	$352,956
Magna International, Inc.	16,892	927,371
Mattel, Inc. (b)	4,170	93,116
McDonald’s Corp.	299	73,817
NIKE, Inc. - Class B	5,121	523,366
Rivian Automotive, Inc. - Class A (b)	960	24,710
Tapestry, Inc.	2,709	82,679
Target Corp.	797	112,560
The Goodyear Tire & Rubber Co. (b)	12,839	137,506
Toll Brothers, Inc.	9,395	419,017
Travel + Leisure Co.	570	22,127
		6,507,326
Consumer Staples — 5.3%
Altria Group, Inc.	4,720	197,154
Archer-Daniels-Midland Co.	400	31,040
Colgate-Palmolive Co.	23,170	1,856,844
Costco Wholesale Corp.	2,191	1,050,102
Coty, Inc. - Class A (b)(c)	14,820	118,708
Diageo PLC	9,623	413,566
General Mills, Inc.	4,670	352,352
Kellogg Co.	1,720	122,705
Mondelez International, Inc. - Class A	4,475	277,853
Olaplex Holdings, Inc. (b)	2,040	28,744
PepsiCo, Inc.	365	60,831
Pernod Ricard SA	1,990	365,576
Philip Morris International, Inc.	4,943	488,072
The Coca-Cola Co.	6,763	425,460
The Estee Lauder Cos., Inc. - Class A	2,308	587,778
The Kraft Heinz Co.	4,960	189,174
The Kroger Co.	1,900	89,927
The Procter & Gamble Co.	7,159	1,029,393
Tyson Foods, Inc. - Class A	3,056	262,999
Unilever PLC - ADR	17,215	788,963
Walmart, Inc.	3,895	473,554
		9,210,795
Energy — 6.4%
Antero Midstream Corp.	14,560	131,768
APA Corp.	26,864	937,554
Baker Hughes Co.	8,495	245,251

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 81.5% (a) (Continued)
Energy — 6.4% (Continued)
Cenovus Energy, Inc.	16,405	$311,859
Chevron Corp.	8,062	1,167,216
ConocoPhillips	5,710	512,815
Diamondback Energy, Inc.	250	30,287
DT Midstream, Inc.	6,257	306,718
Equitrans Midstream Corp.	7,020	44,647
Exxon Mobil Corp.	15,797	1,352,855
Halliburton Co.	20,140	631,590
Hess Corp.	5,825	617,101
HF Sinclair Corp.	4,648	209,904
Kinder Morgan, Inc.	17,500	293,300
Marathon Oil Corp.	44,202	993,661
Marathon Petroleum Corp.	3,760	309,110
Murphy Oil Corp.	11,830	357,148
NOV, Inc.	44,495	752,410
PDC Energy, Inc.	3,060	188,527
Phillips 66	3,400	278,766
Schlumberger NV	6,750	241,380
Shell PLC - ADR	16,912	884,328
Targa Resources Corp.	4,128	246,318
Valero Energy Corp.	790	83,961
		11,128,474
Financials — 15.9%
Affiliated Managers Group, Inc.	1,320	153,912
American Express Co.	990	137,234
American International Group, Inc.	34,089	1,742,971
Aon PLC - Class A	3,430	925,002
Arch Capital Group Ltd. (b)	9,722	442,254
Arthur J Gallagher & Co.	4,100	668,464
Assurant, Inc.	905	156,429
Axis Capital Holdings Ltd.	2,500	142,725
Bank of America Corp.	16,054	499,761
Berkshire Hathaway, Inc. - Class B (b)	6,587	1,798,383
BlackRock, Inc.	247	150,433
Cboe Global Markets, Inc.	3,465	392,203
Chubb Ltd.	582	114,410
Citigroup, Inc.	47,866	2,201,357
Citizens Financial Group, Inc.	13,215	471,643
CME Group, Inc.	2,496	510,931

	Shares	Value
Credit Suisse Group AG - ADR	56,657	$321,245
Cullen/Frost Bankers Inc	1,550	180,498
Equitable Holdings, Inc.	9,111	237,524
Everest Re Group Ltd.	1,782	499,459
Fidelity National Financial, Inc.	6,510	240,610
First Citizens BancShares, Inc. - Class A	834	545,253
First Republic Bank	250	36,050
FNB Corp.	2,570	27,910
Interactive Brokers Group, Inc. - Class A	4,386	241,274
Janus Henderson Group PLC	3,600	84,636
JPMorgan Chase & Co.	7,987	899,416
Loews Corp.	1,940	114,964
Markel Corp. (b)	251	324,606
Marsh & McLennan Cos., Inc.	4,308	668,817
MGIC Investment Corp.	3,070	38,682
Moody’s Corp.	3,624	985,619
Nasdaq, Inc.	1,720	262,369
New York Community Bancorp, Inc.	2,690	24,560
Old Republic International Corp.	4,420	98,831
OneMain Holdings, Inc.	9,820	367,072
PacWest Bancorp	2,670	71,182
Pinnacle Financial Partners, Inc.	310	22,416
Popular, Inc.	1,955	150,398
Prosperity Bancshares, Inc.	2,120	144,732
Reinsurance Group of America, Inc.	540	63,337
S&P Global, Inc.	2,299	774,901
SLM Corp.	22,428	357,502
State Street Corp.	12,846	791,956
Stifel Financial Corp.	6,300	352,926
T Rowe Price Group, Inc.	160	18,178
The Allstate Corp.	2,310	292,746
The Bank of New York Mellon Corp.	23,797	992,573
The Charles Schwab Corp.	18,613	1,175,969

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 81.5% (a) (Continued)
Financials — 15.9% (Continued)
The Goldman Sachs Group, Inc.	4,015	$1,192,535
The Hartford Financial Services Group, Inc.	11,747	768,606
The Travelers Cos., Inc.	3,569	603,625
Truist Financial Corp.	8,460	401,258
Umpqua Holdings Corp.	3,380	56,683
US Bancorp	2,003	92,178
Virtu Financial, Inc. - Class A	7,890	184,705
Voya Financial, Inc.	1,020	60,721
W.R. Berkley Corp.	3,182	217,203
Wells Fargo & Co.	45,611	1,786,583
Willis Towers Watson PLC	1,137	224,432
		27,504,852
Health Care — 10.6%
Abbott Laboratories	990	107,563
AbbVie, Inc.	980	150,097
Agilent Technologies, Inc.	8,750	1,039,238
agilon health, Inc. (b)	998	21,786
AmerisourceBergen Corp.	1,050	148,554
Amgen, Inc.	990	240,867
Baxter International, Inc.	200	12,846
Becton Dickinson and Co.	360	88,751
Biogen, Inc. (b)	180	36,709
Bio-Techne Corp.	518	179,560
Bristol-Myers Squibb Co.	6,611	509,047
Bruker Corp.	13,172	826,675
Centene Corp. (b)	8,712	737,122
Chemed Corp.	300	140,817
Cigna Corp.	480	126,490
CVS Health Corp.	14,849	1,375,908
Danaher Corp.	2,812	712,898
Elevance Health, Inc.	3,335	1,609,404
Encompass Health Corp.	2,200	123,310
Envista Holdings Corp. (b)	10,947	421,897
Gilead Sciences, Inc.	3,740	231,169
GSK PLC - ADR	8,414	366,261
HCA Healthcare, Inc.	2,604	437,628
Hologic, Inc. (b)	1,360	94,248
Humana, Inc.	1,085	507,856
ICON PLC (b)	1,845	399,812
IQVIA Holdings, Inc. (b)	623	135,185

	Shares	Value
Johnson & Johnson	8,744	$1,552,147
Laboratory Corp. of America Holdings	759	177,879
Maravai LifeSciences Holdings, Inc. - Class A (b)	8,293	235,604
McKesson Corp.	145	47,300
Medtronic PLC	7,116	638,661
Merck & Co., Inc.	4,664	425,217
Organon & Co.	4,325	145,969
Pfizer, Inc.	27,523	1,443,031
Quest Diagnostics, Inc.	525	69,815
QuidelOrtho Corp. (b)	460	44,703
Royalty Pharma PLC - Class A	4,045	170,052
Sanofi - ADR	7,785	389,484
Signify Health, Inc. - Class A (b)	25,200	347,760
Thermo Fisher Scientific, Inc.	474	257,515
UnitedHealth Group, Inc.	2,190	1,124,850
Vertex Pharmaceuticals, Inc. (b)	210	59,176
Waters Corp. (b)	240	79,435
Zimmer Biomet Holdings, Inc.	2,849	299,316
		18,289,612
Industrials — 11.5%
3M Co.	1,052	136,139
A.O. Smith Corp.	1,030	56,320
Air Lease Corp.	1,870	62,514
Allegion PLC	770	75,383
Allison Transmission Holdings, Inc.	2,850	109,583
Carlisle Cos., Inc.	340	81,127
CNH Industrial NV	49,930	578,689
Core & Main, Inc. - Class A (b)	2,180	48,614
Crane Holdings Co.	400	35,024
Cummins, Inc.	3,011	582,719
Emerson Electric Co.	3,420	272,027
Equifax, Inc.	3,231	590,562
Expeditors International of Washington, Inc.	450	43,857
Fastenal Co.	7,591	378,943

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 81.5% (a) (Continued)
Industrials — 11.5% (Continued)
FedEx Corp.	6,363	$1,442,556
Ferguson PLC	3,307	366,118
Fluor Corp. (b)	6,116	148,863
Fortive Corp.	855	46,495
FTI Consulting, Inc. (b)	123	22,245
General Dynamics Corp.	237	52,436
General Electric Co.	32,376	2,061,380
Graco, Inc.	7,962	473,022
Honeywell International, Inc.	4,846	842,283
IDEX Corp.	3,687	669,670
Illinois Tool Works, Inc.	1,070	195,008
Ingersoll Rand, Inc.	8,130	342,110
Iveco Group NV (b)	10,246	53,648
Johnson Controls International PLC	10,064	481,864
Knight-Swift Transportation Holdings, Inc.	770	35,643
ManpowerGroup, Inc.	2,230	170,394
Masco Corp.	190	9,614
MSA Safety, Inc.	2,222	269,018
Nordson Corp.	3,145	636,674
Norfolk Southern Corp.	1,259	286,158
Otis Worldwide Corp.	20,923	1,478,628
Owens Corning	840	62,420
PACCAR, Inc.	5,434	447,436
Pentair PLC	4,164	190,586
Raytheon Technologies Corp.	7,250	696,798
RBC Bearings, Inc. (b)	1,392	257,450
Republic Services, Inc.	135	17,668
Robert Half International, Inc.	280	20,969
Rockwell Automation, Inc.	4,087	814,580
Ryder System, Inc.	2,690	191,151
Schneider National, Inc. - Class B	10,290	230,290
Simpson Manufacturing Co., Inc.	2,345	235,931
Tetra Tech, Inc.	941	128,494
The Boeing Co. (b)	3,500	478,520
Trane Technologies PLC	3,163	410,779
TransUnion	4,449	355,876

	Shares	Value
Union Pacific Corp.	930	$198,350
United Parcel Service, Inc. - Class B	710	129,603
Univar Solutions, Inc. (b)	2,480	61,678
Verisk Analytics, Inc.	2,786	482,229
Watsco, Inc.	2,134	509,642
Watts Water Technologies, Inc. - Class A	6,542	803,619
		19,859,397
Information Technology — 15.6%
Accenture PLC - Class A	3,835	1,064,788
Adobe, Inc. (b)	2,231	816,680
Affirm Holdings, Inc. (b)	3,790	68,447
Altair Engineering, Inc. - Class A (b)(c)	6,065	318,413
Amdocs Ltd.	1,300	108,303
Analog Devices, Inc.	7,127	1,041,183
ANSYS, Inc. (b)	2,574	615,932
Applied Materials, Inc.	3,709	337,445
Arrow Electronics, Inc. (b)	1,383	155,020
Autodesk, Inc. (b)	2,422	416,487
Automatic Data Processing, Inc.	970	203,739
Avnet, Inc.	11,630	498,694
Bill.com Holdings, Inc. (b)	1,490	163,811
Block, Inc. (b)	1,830	112,472
Cadence Design Systems, Inc. (b)	8,430	1,264,753
Cisco Systems, Inc.	18,530	790,119
Cognizant Technology Solutions Corp. - Class A	12,526	845,380
Concentrix Corp.	1,685	228,553
Corning, Inc.	18,551	584,542
F5, Inc. (b)	7,118	1,089,339
Fiserv, Inc. (b)	2,700	240,219
FleetCor Technologies, Inc. (b)	176	36,979
Genpact Ltd.	688	29,144
Intel Corp.	8,587	321,240
Jabil, Inc.	12,280	628,859
KLA Corp.	1,089	347,478
Lam Research Corp.	1,016	432,968
LiveRamp Holdings, Inc. (b)	2,716	70,100
Manhattan Associates, Inc. (b)	167	19,138

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 81.5% (a) (Continued)
Information Technology — 15.6% (Continued)
Mastercard, Inc. - Class A	2,935	$925,934
Micron Technology, Inc.	18,562	1,026,107
Microsoft Corp.	12,186	3,129,730
Motorola Solutions, Inc.	1,014	212,534
Novanta, Inc. (b)	1,676	203,249
Okta, Inc. (b)	950	85,880
Oracle Corp.	18,337	1,281,206
Paychex, Inc.	136	15,486
Power Integrations, Inc.	1,403	105,239
PTC, Inc. (b)	1,811	192,582
QUALCOMM, Inc.	440	56,206
Salesforce, Inc. (b)	6,736	1,111,709
Semtech Corp. (b)	1,456	80,036
SentinelOne, Inc. - Class A (b) (b)	2,400	55,992
Silicon Laboratories, Inc. (b)	2,543	356,579
Snowflake, Inc. - Class A (b)	420	58,405
SS&C Technologies Holdings, Inc.	1,170	67,942
StoneCo Ltd. - Class A (b)	4,710	36,267
Synopsys, Inc. (b)	3,165	961,211
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	4,366	356,921
TD SYNNEX Corp.	680	61,948
TE Connectivity Ltd.	6,095	689,649
Telefonaktiebolaget LM Ericsson - ADR	71,952	532,445
Texas Instruments, Inc.	5,180	795,907
Twilio, Inc. - Class A (b)	280	23,467
Unity Software, Inc. (b)	630	23,197
Vmware, Inc. - Class A	650	74,087
Vontier Corp.	7,830	180,012
Workday, Inc. - Class A (b)	8,352	1,165,772
Zendesk, Inc. (b)	1,922	142,363
		26,858,287
Materials — 3.8%
Agnico Eagle Mines Ltd.	1,308	59,872
Ashland Global Holdings, Inc.	3,340	344,187
Dow, Inc.	4,700	242,567
Eagle Materials, Inc.	2,570	282,546

	Shares	Value
Franco-Nevada Corp.	4,888	$642,974
Huntsman Corp.	9,100	257,985
International Paper Co.	5,335	223,163
Linde PLC	28	8,051
LyondellBasell Industries NV - Class A	381	33,322
Martin Marietta Materials, Inc.	1,950	583,518
NewMarket Corp.	704	211,876
Olin Corp.	13,200	610,896
Reliance Steel & Aluminum Co.	994	168,841
Royal Gold, Inc.	4,605	491,722
RPM International, Inc.	2,776	218,527
Sealed Air Corp.	3,946	227,763
Silgan Holdings, Inc.	3,660	151,341
The Chemours Co.	2,070	66,281
The Sherwin-Williams Co.	1,978	442,894
Valvoline, Inc.	910	26,235
Vulcan Materials Co.	6,102	867,094
Westrock Co.	3,070	122,309
Wheaton Precious Metals Corp.	8,953	322,592
		6,606,556
Real Estate — 1.3%
Apartment Income REIT Corp.	5,050	210,080
AvalonBay Communities, Inc.	234	45,455
CBRE Group, Inc. - Class A (b)	2,310	170,039
Cousins Properties, Inc.	7,200	210,456
Douglas Emmett, Inc.	1,990	44,536
EPR Properties	2,860	134,220
Equity Residential	1,140	82,331
Extra Space Storage, Inc.	470	79,956
Highwoods Properties, Inc.	1,960	67,012
Jones Lang LaSalle, Inc. (b)	540	94,424
Lamar Advertising Co. - Class A	180	15,835
Mid-America Apartment Communities, Inc.	140	24,454
National Retail Properties, Inc.	1,660	71,380
Public Storage	679	212,303

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 81.5% (a) (Continued)
Real Estate — 1.3% (Continued)
SBA Communications Corp.	510	$163,226
SL Green Realty Corp.	500	23,075
Spirit Realty Capital, Inc.	2,350	88,783
STORE Capital Corp.	6,510	169,781
Ventas, Inc.	5,180	266,407
		2,173,753
Utilities — 2.1%
American Electric Power Co., Inc.	980	94,021
Dominion Energy, Inc.	1,720	137,273
Duke Energy Corp.	2,280	244,439
Evergy, Inc.	2,670	174,217
Exelon Corp.	1,156	52,390
FirstEnergy Corp.	2,230	85,610
Hawaiian Electric Industries, Inc.	740	30,266
National Fuel Gas Co.	6,330	418,097
NiSource, Inc.	3,220	94,958
NRG Energy, Inc.	5,350	204,209
PPL Corp.	49,603	1,345,729
Sempra Energy	270	40,573
The Southern Co.	3,211	228,976
UGI Corp.	9,920	383,011
Vistra Corp.	2,580	58,953
Xcel Energy, Inc.	490	34,672
		3,627,394
Total Common Stocks (Cost $141,335,399)		140,660,092

	Par Value
U.S. TREASURY OBLIGATIONS — 0.5%
U.S. Treasury Notes — 0.5%
0.125%, due 05/31/23	$82,000	79,963
0.250%, due 09/30/23	16,000	15,470
0.250%, due 06/15/24	147,000	139,374
0.750%, due 11/15/24	29,000	27,491
0.875%, due 09/30/26	177,000	161,651
1.250%, due 11/30/26	265,000	245,374
1.500%, due 01/31/27	29,100	27,163
2.750%, due 04/30/27	1,000	986
2.625%, due 05/31/27	46,000	45,130

	Par Value	Value
1.250%, due 09/30/28	$2,000	$1,791
1.125%, due 02/15/31 (c)	8,000	6,873
2.875%, due 05/15/32	47,000	46,471
Total U.S. Treasury Obligations (Cost $845,433)		797,737

AGENCY MORTGAGE-BACKED OBLIGATIONS INTEREST-ONLY STRIPS — 0.1%
Federal Home Loan Mortgage Corp. — 0.1%
Freddie Mac Multifamily Structured Pass Through Certificates
Series K-108, 1.810%, due 03/25/30 (d)	289,868	30,482
Series K-1501, 0.527%, due 04/25/30 (d)	1,633,762	37,120
Series K-110, 1.814%, due 04/25/30 (d)	299,116	30,890
Series K-118, 1.053%, due 09/25/30 (d)	598,008	37,117
Total Agency Mortgage-Backed Obligations Interest-Only Strips (Cost $117,757)		135,609

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 1.9%
BX Commercial Mortgage Trust 2020-VKNG
Series 2020-VKNG, 3.399%, due 10/15/37 (1 Month U.S. LIBOR + 1.400%) (e)(f)	75,194	70,493
CIM Trust 2021-J3
Series 2021-J3, 2.500%, due 06/25/51 (d)(e)	276,684	228,621
Citigroup Commercial Mortgage Trust 2016-P4
Series 2016-P4, 3.942%, due 07/12/49 (d)	108,000	98,566
Deephaven Residential Mortgage Trust 2022-2
Series 2022-2, 4.300%, due 03/25/67 (d)(e)	380,622	368,171
GS Mortgage Securities Trust 2018-HART
Series 2018-HART, 3.090%, due 10/15/31 (1 Month U.S. LIBOR + 1.090%) (e)(f)	110,000	107,142

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 1.9% (Continued)
GSCG Trust 2019-600C
Series 2019-600C, 2.936%, due 09/12/34 (e)	$120,000	$113,826
JP Morgan Chase Commercial Mortgage Securities Trust 2019-ICON
Series A, 3.884%, due 01/06/34 (e)	90,000	87,904
JP Morgan Mortgage Trust 2017-2
Series 2017-2, 3.500%, due 05/25/47 (d)(e)	36,895	34,774
JP Morgan Mortgage Trust 2018-5
Series 2018-5, 3.500%, due 10/25/48 (d)(e)	67,070	62,723
JP Morgan Mortgage Trust 2019-1
Series 2019-1, 4.000%, due 05/25/49 (d)(e)	13,081	12,853
JP Morgan Mortgage Trust 2019-INV3
Series 2019-INV3, 3.500%, due 05/25/50 (d)(e)	66,744	65,188
JP Morgan Mortgage Trust 2020-2
Series 2020-2, 3.500%, due 07/25/50 (d)(e)	49,451	46,501
JP Morgan Mortgage Trust 2021-7
Series TR, 2.500%, due 11/25/51 (d)(e)	175,985	145,580
JP Morgan Trust 2015-3
Series 2015-3, 3.500%, due 05/25/45 (d)(e)	41,789	40,422
JPMBB Commercial Mortgage Securities Trust 2013-C12
Series B, 4.095%, due 07/17/45 (d)	105,000	102,802
KREST Commercial Mortgage Securities Trust 2021-CHIP
Series C, 3.024%, due 11/07/44 (d)(e)	225,000	172,482
Morgan Stanley Capital I Trust 2016-BNK2
Series C, 3.890%, due 11/18/49 (d)	100,000	90,506
OBX 2021-J3 Trust
Series 2021-J3, 2.500%, due 10/25/51 (d)(e)	400,000	290,475

	Par Value	Value
Provident Funding Mortgage Trust 2021-J1
Series 2.00000, 2.000%, due 10/25/51 (d)(e)	$100,000	$66,201
PSMC 2020-3 Trust
Series 2020-3, 3.000%, due 11/25/50 (d)(e)	36,799	33,461
Ready Capital Mortgage Financing 2021-FL5 LLC
Series 2021-FL5, 3.374%, due 04/25/38 (1 Month U.S. LIBOR + 1.750%) (e)(f)	250,000	233,386
Sequoia Mortgage Trust 2013-3
Series 2013-3, 2.500%, due 03/25/43 (d)	49,715	46,244
Sequoia Mortgage Trust 2019-CH2
Series 2019-CH2, 4.500%, due 08/25/49 (d)(e)	3,234	3,220
Sequoia Mortgage Trust 2020-4
Series 2020-4, 2.500%, due 11/25/50 (d)(e)	100,000	78,233
Sequoia Mortgage Trust 2021-1
Series A-7, 2.500%, due 03/25/51 (d)(e)	250,000	176,854
SLG Office Trust 2021-OVA
Series 2021-OVA, 2.585%, due 07/17/41 (e)	140,000	117,808
Verus Securitization Trust 2021-3
Series 2021-3, 1.046%, due 06/25/66 (d)(e)	189,434	175,139
Wells Fargo Mortgage Backed Securities 2020-RR1 Trust
Series A-1, 3.000%, due 05/25/50 (d)(e)	67,896	63,039
WFRBS Commercial Mortgage Trust 2014-C21
Series 2014-C21, 4.213%, due 08/16/47 (d)	120,000	116,310
Total Non-Agency Mortgage-Backed Obligations (Cost $3,764,613)		3,248,924

NON-AGENCY MORTGAGE-BACKED OBLIGATION INTEREST-ONLY STRIPS — 0.1%
BBCMS Trust 2021-C10
Series 2021-C10, 1.302%, due 07/17/54 (d)	994,860	83,633

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATION INTEREST-ONLY STRIPS — 0.1% (Continued)
DBJPM 20-C9 Mortgage Trust
Series 2020-C9, 1.710%, due 08/15/53 (d)	$458,596	$35,916
Total Non-Agency Mortgage-Backed Obligation Interest-Only Strips (Cost $141,048)		119,549

ASSET-BACKED SECURITIES — 1.9%
American Airlines 2015-2 Class AA Pass Through Trust
Series 2015-2, 3.600%, due 03/22/29	53,684	49,154
American Airlines 2016-2 Class AA Pass Through Trust
Series 2016-2, 3.200%, due 12/15/29	23,002	20,856
AmeriCredit Automobile Receivables Trust 2021-2
Series TR, 1.010%, due 01/19/27	100,000	94,106
Beacon Container Finance II LLC
Series NT, 2.250%, due 10/22/46 (e)	93,333	83,827
CLI Funding VIII LLC
Series LLC, 2.720%, due 01/18/47 (e)	95,813	85,704
Commonbond Student Loan Trust 2018-C-GS
Series A-1, 3.870%, due 02/25/46 (e)	67,619	66,616
Exeter Automobile Receivables Trust 2020-3
Series 2020-3, 1.320%, due 07/15/25	150,000	148,719
FedEx Corp 2020-1 Class AA Pass Through Trust
Series 2020-1AA, 1.875%, due 08/20/35	128,771	111,215
Helios Issuer LLC
Series A, 2.980%, due 06/20/47 (e)	117,403	107,808
Laurel Road Prime Student Loan Trust 2020-A
Series 1.40000, 1.400%, due 11/25/50 (e)	124,606	120,591
Loanpal Solar Loan 2020-2 Ltd.
Series A, 2.750%, due 07/20/47 (e)	107,713	95,768

	Par Value	Value
Marlette Funding Trust 2021-1
Series C, 1.410%, due 06/16/31 (e)	$100,000	$95,947
Mosaic Solar Loan Trust 2020-2
Series 2020-2, 1.440%, due 08/20/46 (e)	62,720	55,833
Navient Private Education Refi Loan Trust 2020-G
Series A, 1.170%, due 09/15/69 (e)	73,484	68,904
Navient Private Education Refi Loan Trust 2021-A
Series A, 0.840%, due 05/15/69 (e)	51,309	46,767
Oscar US Funding XII LLC
Series A-4, 1.000%, due 04/10/28 (e)	100,000	91,231
PFS Financing Corp.
Series 2021-A, 0.710%, due 04/15/26 (e)	100,000	94,157
Santander Consumer Auto Receivables Trust 2021-A
Series 2021-A, 1.030%, due 11/16/26 (e)	100,000	92,580
Santander Drive Auto Receivables Trust 2019-3
Series D, 2.680%, due 10/15/25	125,000	124,526
Santander Drive Auto Receivables Trust 2020-3
Series B, 0.690%, due 03/17/25	9,904	9,898
Series C, 1.120%, due 01/15/26	150,000	148,840
Santander Drive Auto Receivables Trust 2021-2
Series C, 0.900%, due 06/15/26	100,000	96,871
SMB Private Education Loan Trust 2020-PTB
Series 1.60000, 1.600%, due 09/15/54 (e)	145,455	133,520
SoFi Consumer Loan Program 2020-1 Trust
Series B, 2.250%, due 01/25/29 (e)	178,715	178,498
SoFi Consumer Loan Program 2021-1 Trust
Series B, 1.300%, due 09/25/30 (e)	250,000	233,916
Sofi Professional Loan Program 2017-C LLC
Series A-1, 2.224%, due 07/25/40 (1 Month U.S. LIBOR + 0.600%) (e)(f)	42,588	42,356

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Par Value	Value
ASSET-BACKED SECURITIES — 1.9% (Continued)
Sofi Professional Loan Program 2018-B Trust
Series 3.34000, 3.340%, due 08/25/47 (e)	$47,482	$46,852
Tesla Auto Lease Trust 2019-A
Series 2019-A, 2.680%, due 01/20/23 (e)	125,000	124,593
Vivint Solar Financing VII LLC
Series LLC, 2.210%, due 07/31/51 (e)	140,522	119,080
Volvo Financial Equipment LLC Series 2020-1
Series A-4, 0.600%, due 03/15/28 (e)	100,000	94,424
Westlake Automobile Receivables Trust 2020-3
Series B, 0.780%, due 11/17/25 (e)	150,000	148,213
Westlake Automobile Receivables Trust 2022-2
Series B, 4.310%, due 09/15/27 (e)	200,000	197,876
Total Asset-Backed Securities (Cost $3,423,669)		3,229,246

COLLATERALIZED LOAN OBLIGATIONS — 2.3%
Aimco CLO 11 Ltd.
Series 2020-11R, 3.870%, due 10/17/34 (3 Month U.S. LIBOR + 1.130%) (e)(f)	500,000	480,615
Apidos CLO XXIII
Series XXIII, 2.264%, due 04/15/33 (3 Month U.S. LIBOR + 1.220%) (e)(f)	250,000	243,044
Arbor Realty Commercial Real Estate Notes 2021-FL2 Ltd.
Series B, 3.599%, due 05/15/36 (1 Month U.S. LIBOR + 1.600%) (e)(f)	250,000	233,871
Arbor Realty Commercial Real Estate Notes 2021-FL3 Ltd.
Series C, 3.849%, due 08/15/34 (1 Month U.S. LIBOR + 1.850%) (e)(f)(h)	225,000	207,145

	Par Value	Value
Benefit Street Partners CLO XIX Ltd.
Series A, 3.862%, due 01/15/33 (3 Month U.S. LIBOR + 1.350%) (e)(f)	$250,000	$244,701
CARLYLE US CLO 2021-1 Ltd.
Series LTD, 3.652%, due 04/15/34 (3 Month U.S. LIBOR + 1.140%) (e)(f)	250,000	242,490
Dryden 78 CLO Ltd.
Series LTD, 3.920%, due 04/18/33 (3 Month U.S. LIBOR + 1.180%) (e)(f)	250,000	243,844
Greystone CRE Notes 2021-FL3 Ltd.
Series 2021-FL3, 3.999%, due 07/15/39 (1 Month U.S. LIBOR + 2.000%) (e)(f)(h)	225,000	210,103
Madison Park Funding XXI Ltd.
Series FLT, 3.912%, due 10/15/32 (3 Month U.S. LIBOR + 1.400%) (e)(f)	250,000	232,716
Marble Point CLO XIV Ltd.
Series FLT, 2.343%, due 01/20/32 (3 Month U.S. LIBOR + 1.280%) (e)(f)	280,000	272,987
MF1 2021-FL6 Ltd.
Series 2021-FL6, 4.006%, due 07/18/36 (1 Month U.S. LIBOR + 1.850%) (e)(f)(h)	225,000	208,570
MF1 2021-FL7 Ltd.
Series 2021-FL7, 4.206%, due 10/16/36 (1 Month U.S. LIBOR + 2.050%) (e)(f)(h)	200,000	188,108
Octagon Investment Partners 48 Ltd.
Series A-R, 3.860%, due 10/20/34 (3 Month U.S. LIBOR + 1.150%) (e)(f)	250,000	240,382
OHA Credit Funding 3 Ltd.
Series A-R, 2.203%, due 07/02/35 (3 Month U.S. LIBOR + 1.140%) (e)(f)	250,000	242,092

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Par Value	Value
COLLATERALIZED LOAN OBLIGATIONS — 2.3% (Continued)
OHA Loan Funding 2015-1 Ltd.
Series LTD, 3.888%, due 01/19/37 (3 Month U.S. LIBOR + 1.150%) (e)(f)	$270,000	$261,081
Palmer Square CLO 2019-1 Ltd.
Series 2019-1R, 2.561%, due 11/14/34 (3 Month U.S. LIBOR + 1.150%) (e)(f)	250,000	241,945
Total Collateralized Loan Obligations (Cost $4,170,954)		3,993,694

CORPORATE BONDS — 3.1%
Basic Materials — 0.0% (g)
Ecolab, Inc.
4.800%, due 03/24/30	33,000	34,215
Steel Dynamics, Inc.
1.650%, due 10/15/27	46,000	39,593
		73,808
Communications — 0.2%
Amazon.com, Inc.
1.500%, due 06/03/30	70,000	58,205
AT&T, Inc.
2.250%, due 02/01/32	92,000	75,076
Fox Corp.
3.050%, due 04/07/25	88,000	85,277
The Walt Disney Co.
2.200%, due 01/13/28	28,000	25,365
T-Mobile USA, Inc.
3.750%, due 04/15/27	36,000	34,619
Verizon Communications, Inc.
4.329%, due 09/21/28	36,000	35,757
2.355%, due 03/15/32	73,000	60,291
		374,590
Consumer, Cyclical — 0.1%
American Honda Finance Corp.
1.200%, due 07/08/25	38,000	35,087
O’Reilly Automotive, Inc.
3.600%, due 09/01/27	87,000	84,002
Ross Stores, Inc.
4.600%, due 04/15/25	62,000	62,660

	Par Value	Value
United Airlines 2014-2 Class A Pass Through Trust
Series A, 3.750%, due 03/03/28	$19,696	$18,855
		200,604
Consumer, Non-cyclical — 0.4%
AbbVie, Inc.
3.800%, due 03/15/25	57,000	56,667
Altria Group, Inc.
3.400%, due 05/06/30	26,000	22,198
Amgen, Inc.
3.200%, due 11/02/27	53,000	50,457
BAT International Finance PLC
1.668%, due 03/25/26	58,000	51,376
CVS Health Corp.
3.875%, due 07/20/25	93,000	92,695
1.750%, due 08/21/30	72,000	57,995
Global Payments, Inc.
2.650%, due 02/15/25	43,000	40,985
HCA, Inc.
4.125%, due 06/15/29	44,000	40,095
Johnson & Johnson
0.950%, due 09/01/27	80,000	70,692
1.300%, due 09/01/30	80,000	67,717
Keurig Dr Pepper, Inc.
4.417%, due 05/25/25	9,000	9,080
PepsiCo, Inc.
2.625%, due 07/29/29	34,000	31,487
Royalty Pharma PLC
1.200%, due 09/02/25	29,000	26,115
1.750%, due 09/02/27	29,000	24,755
2.200%, due 09/02/30	51,000	41,556
Triton Container International Ltd.
2.050%, due 04/15/26 (e)	86,000	76,133
		760,003
Energy — 0.2%
Enterprise Products Operating LLC
2.800%, due 01/31/30	46,000	40,277
Exxon Mobil Corp.
2.275%, due 08/16/26	42,000	39,826
Kinder Morgan Energy Partners LP
3.450%, due 02/15/23	37,000	37,034
MPLX LP
4.875%, due 12/01/24	38,000	38,238
2.650%, due 08/15/30	35,000	29,269

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Par Value	Value
CORPORATE BONDS — 3.1% (Continued)
Energy — 0.2% (Continued)
Phillips 66
0.900%, due 02/15/24	$37,000	$35,212
Sabine Pass Liquefaction LLC
5.625%, due 03/01/25	36,000	36,709
		256,565
Financial — 1.5%
Aflac, Inc.
3.250%, due 03/17/25	60,000	59,191
American Express Co.
2.250%, due 03/04/25	46,000	44,280
American International Group, Inc.
3.900%, due 04/01/26	39,000	38,172
Assurant, Inc.
4.200%, due 09/27/23	27,000	27,172
Aviation Capital Group LLC
1.950%, due 09/20/26 (e)	73,000	62,655
Avolon Holdings Funding Ltd.
2.875%, due 02/15/25 (e)	56,000	51,380
2.125%, due 02/21/26 (e)	102,000	88,103
Bank of America Corp.
4.125%, due 01/22/24	80,000	80,787
4.000%, due 01/22/25	39,000	38,862
1.734%, due 07/22/27 (SOFR Rate + 0.960%) (f)	200,000	177,969
2.592%, due 04/29/31 (SOFR Rate + 2.150%) (f)	72,000	61,296
Blackstone Holdings Finance Co. LLC
1.625%, due 08/05/28 (e)	104,000	87,747
BNP Paribas SA
2.819%, due 11/19/25 (3 Month U.S. LIBOR + 1.111%) (e)(f)	200,000	190,875
Citigroup, Inc.
0.981%, due 05/01/25 (SOFR Rate + 0.669%) (f)	70,000	65,560
4.450%, due 09/29/27	42,000	41,628
Equinix, Inc.
1.250%, due 07/15/25	69,000	62,747
2.900%, due 11/18/26	54,000	50,111
Intercontinental Exchange, Inc.
3.750%, due 12/01/25	65,000	64,478
JPMorgan Chase & Co.
3.875%, due 09/10/24	80,000	79,852

	Par Value	Value
1.578%, due 04/22/27 (SOFR Rate + 0.885%) (f)	$70,000	$62,376
1.470%, due 09/22/27 (SOFR Rate + 0.765%) (f)	91,000	79,625
1.953%, due 02/04/32 (SOFR Rate + 1.065%) (f)	38,000	30,346
2.580%, due 04/22/32 (SOFR Rate + 1.250%) (f)	80,000	66,964
Kite Realty Group LP
4.000%, due 10/01/26	41,000	39,118
Main Star Cap Corp.
3.000%, due 07/14/26	82,000	71,588
Mitsubishi UFJ Financial Group, Inc.
3.761%, due 07/26/23	37,000	37,032
Morgan Stanley
0.560%, due 11/10/23 (SOFR Rate + 0.466%) (f)	72,000	71,231
1.164%, due 10/21/25 (SOFR Rate + 0.560%) (f)	62,000	57,365
2.188%, due 04/28/26 (SOFR Rate + 1.990%) (f)	93,000	87,351
1.593%, due 05/04/27 (SOFR Rate + 0.879%) (f)	96,000	85,189
1.512%, due 07/20/27 (SOFR Rate + 0.858%) (f)	64,000	56,265
2.239%, due 07/21/32 (SOFR Rate + 1.178%) (f)	48,000	38,795
Realty Income Corp.
3.250%, due 01/15/31	92,000	83,835
Royal Bank of Canada
1.200%, due 04/27/26	50,000	44,866
Sumitomo Mitsui Trust Bank Ltd.
2.800%, due 03/10/27 (e)	52,000	48,682
The Bank of Nova Scotia
2.700%, due 08/03/26	67,000	63,027
The Charles Schwab Corp.
3.300%, due 04/01/27	34,000	32,913
The Goldman Sachs Group, Inc.
0.855%, due 02/12/26 (SOFR Rate + 0.609%) (f)	50,000	45,495
Wells Fargo & Co.
2.406%, due 10/30/25 (SOFR Rate + 1.087%) (f)	100,000	95,374
		2,570,302

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Par Value	Value
CORPORATE BONDS — 3.1% (Continued)
Industrial — 0.2%
3M Co.
2.000%, due 02/14/25	$48,000	$46,103
Amphenol Corp.
2.800%, due 02/15/30	51,000	45,284
Carrier Global Corp.
2.722%, due 02/15/30	103,000	88,977
Caterpillar Financial Services Corp.
2.850%, due 05/17/24	50,000	49,536
Raytheon Technologies Corp.
3.200%, due 03/15/24	48,000	47,867
The Boeing Co.
4.875%, due 05/01/25	27,000	26,885
		304,652
Technology — 0.2%
Apple, Inc.
1.200%, due 02/08/28	60,000	52,490
Broadcom, Inc.
2.450%, due 02/15/31 (e)	32,000	25,700
DXC Technology Co.
1.800%, due 09/15/26	58,000	51,631
Fiserv, Inc.
3.850%, due 06/01/25	52,000	51,469
Intel Corp.
3.700%, due 07/29/25	32,000	32,137
Microsoft Corp.
2.400%, due 08/08/26	90,000	86,719
Oracle Corp.
2.950%, due 04/01/30	80,000	68,304
Vmware, Inc.
1.000%, due 08/15/24	51,000	47,687
		416,137
Utilities — 0.3%
Ameren Illinois Co.
3.800%, due 05/15/28	50,000	48,913
Duke Energy Corp.
3.150%, due 08/15/27	94,000	88,585
Entergy Corp.
0.900%, due 09/15/25	20,000	17,979
NextEra Energy Capital Holdings, Inc.
4.625%, due 07/15/27	94,000	95,153
Sierra Pacific Power Co.
2.600%, due 05/01/26	67,000	63,318

	Par Value	Value
Southwestern Electric Power Co.
1.650%, due 03/15/26	$60,000	$54,679
The AES Corp.
1.375%, due 01/15/26	47,000	41,496
Trans-Allegheny Interstate Line Co.
3.850%, due 06/01/25	78,000	76,555
		486,678
Total Corporate Bonds (Cost $6,102,937)		5,443,339

	Shares	Value
AFFILIATED REGISTERED INVESTMENT COMPANIES — 4.7%
Voya Emerging Markets Hard Currency Debt Fund - Class P	188,335	1,369,194
Voya High Yield Bond Fund - Class P	108,369	720,653
Voya Investment Grade Credit Fund - Class P	215,096	1,998,242
Voya Securitized Credit Fund - Class P	437,564	4,056,220
Total Affiliated Registered Investment Companies (Cost $9,239,222)		8,144,309

Total Investments at Value — 96.1% (Cost $169,141,032)		165,772,499
Other Assets in Excess of Liabilities — 3.9%		6,761,990
Net Assets — 100.0%		$172,534,489

Percentages are stated as a percent of net assets.

ADR — American Depository Receipt

LIBOR — London Interbank Offered Rate

SOFR — Secured Overnight Financing Rate

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

(c)	This security or a partial position of this security is on loan at June 30, 2022. The total fair value of securities on loan at June 30, 2022 was $489,029 (Note 8).
(d)	Variable rate security. The coupon is based on an underlying pool of loans. The rate listed is as of June 30, 2022.
(e)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of June 30, 2022, the value of these investments was $9,844,526 or 5.7% of total net assets.

(f)	Variable rate security based on a reference index and spread. The rate listed is as of June 30, 2022.
(g)	Represents less than 0.1%.
(h)	Illiquid security. The total value of such securities is $813,926 as of June 30, 2022, representing 0.5% of net assets.

The Accompanying Footnotes are an Integral Part of this Schedule of Investments.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Total Return Swaps	June 30, 2022 (Unaudited)

Counterparty	Reference Entity	Pay/ Receive Total Return on Reference Entity	Financing Rate	Maturity Date	Payment Frequency	Shares	Notional Amount	Value/ Unrealized Depreciation
Goldman Sachs Bank, USA	Russell 1000 Value Total Return Index	Receive	(U.S. Federal Funds Rate + 0.490%)	11/02/2022	At Maturity	14,891	$30,062,517	$(2,138,302)

Total Return Swaps								$(2,138,302)

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Futures Contracts	June 30, 2022 (Unaudited) (Unaudited)

FUTURES CONTRACTS SOLD SHORT	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Appreciation
2-Year U.S. Treasury Note Future	1	09/30/2022	$195,382	$1,201
5-Year U.S. Treasury Note Future	18	09/30/2022	1,671,156	16,677
10-Year U.S. Treasury Note Future	10	09/21/2022	988,311	16,779
U.S. Treasury Long Bond Future	8	09/21/2022	930,451	17,984
Ultra 10-Year U.S. Treasury Bond Future	15	09/21/2022	1,483,031	32,629
Ultra Long-Term U.S. Treasury Bond Future	7	09/21/2022	661,535	34,679
Total Futures Contracts Sold Short			$5,929,866	$119,949

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Schedule of Investments	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 97.9% (a)
Communication Services — 0.8%
Cardlytics, Inc. (b)	2,922	$65,190
Cargurus, Inc. (b)	352	7,565
Cars.com, Inc. (b)	1,093	10,307
Cogent Communications Holdings, Inc.	114	6,927
Integral Ad Science Holding Corp. (b)	453	4,498
Iridium Communications, Inc. (b)	1,658	62,274
Magnite, Inc. (b)	3,846	34,152
MediaAlpha, Inc. - Class A (b)	330	3,251
Ziff Davis, Inc. (b)	77	5,739
		199,903
Consumer Discretionary — 8.4%
Arko Corp.	846	6,903
Asbury Automotive Group, Inc. (b)	190	32,175
Bloomin’ Brands, Inc.	2,563	42,597
Boot Barn Holdings, Inc. (b)	1,940	133,685
Brinker International, Inc. (b)	114	2,511
Caleres, Inc.	643	16,872
Carriage Services, Inc.	345	13,679
Cavco Industries, Inc. (b)	183	35,866
Century Casinos, Inc. (b)	1,338	9,634
Century Communities, Inc.	849	38,179
Crocs, Inc. (b)	706	34,361
Dave & Buster’s Entertainment, Inc. (b)	541	17,734
Drive Shack, Inc. (b)	4,410	6,042
Everi Holdings, Inc. (b)	2,317	37,790
Fox Factory Holding Corp. (b)	211	16,994
Franchise Group, Inc.	110	3,858
Funko, Inc. - Class A (b)	1,481	33,056
Green Brick Partners, Inc. (b)	4,812	94,171
Hamilton Beach Brands Holding Co. - Class A (c)	238	2,954
Hilton Grand Vacations, Inc. (b)	710	25,368

	Shares	Value
International Game Technology PLC	101	$1,875
iRobot Corp. (b)	21	772
KB Home	1,040	29,598
Legacy Housing Corp. (b)	378	4,933
M/I Homes, Inc. (b)	110	4,363
MasterCraft Boat Holdings, Inc. (b)	823	17,324
MDC Holdings, Inc.	132	4,265
Meritage Homes Corp. (b)	173	12,543
Monarch Casino & Resort, Inc. (b)	420	24,641
Murphy USA, Inc.	139	32,369
OneWater Marine, Inc. - Class A (b)	54	1,785
Oxford Industries, Inc.	102	9,052
Penn National Gaming, Inc. (b)	253	7,696
Perdoceo Education Corp. (b)	404	4,759
PowerSchool Holdings, Inc. - Class A (b)	848	10,218
Red Rock Resorts, Inc. - Class A	396	13,210
Shake Shack, Inc. - Class A (b)	110	4,343
Shutterstock, Inc.	651	37,309
Skyline Champion Corp. (b)	2,351	111,484
Sonos, Inc. (b)	2,609	47,066
Standard Motor Products, Inc.	138	6,209
Steven Madden Ltd.	5,826	187,656
Stoneridge, Inc. (b)	7,217	123,772
Stride, Inc. (b)	197	8,036
Sturm Ruger & Co., Inc.	464	29,534
Taylor Morrison Home Corp. (b)	731	17,076
Tenneco, Inc. - Class A (b)	389	6,675
Texas Roadhouse, Inc.	4,761	348,505
The Buckle, Inc.	150	4,154
The Cheesecake Factory, Inc.	293	7,741
The Lovesac Co. (b)	801	22,027
The ONE Group Hospitality, Inc. (b)	1,494	11,011

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 97.9% (a) (Continued)
Consumer Discretionary — 8.4% (Continued)
TopBuild Corp. (b)	790	$132,056
Tri Pointe Homes, Inc. (b)	470	7,929
Vivint Smart Home, Inc. (b)	3,155	10,979
Wingstop, Inc.	289	21,609
WW International, Inc. (b)	662	4,230
YETI Holdings, Inc. (b)	2,969	128,469
		2,061,702
Consumer Staples — 6.0%
BellRing Brands, Inc. (b)	246	6,123
Cal-Maine Foods, Inc.	959	47,384
Celsius Holdings, Inc. (b)	30	1,958
Coca-Cola Consolidated, Inc.	9	5,075
elf Beauty, Inc. (b)	14,468	443,878
Grocery Outlet Holding Corp. (b)	12,989	553,721
Inter Parfums, Inc.	289	21,114
LifeMD, Inc. (b)	9,381	19,137
Medifast, Inc.	11	1,986
Performance Food Group Co. (b)	418	19,220
Sanderson Farms, Inc.	124	26,726
Sovos Brands, Inc. (b)	8,049	127,738
Sprouts Farmers Market, Inc. (b)	690	17,471
The Beauty Health Co. (b)	9,732	125,154
United Natural Foods, Inc. (b)	110	4,334
Vector Group Ltd.	2,753	28,906
Veru, Inc. (b)	255	2,881
WD-40 Co.	93	18,726
		1,471,532
Energy — 4.4%
Arch Resources, Inc. (c)	65	9,301
Berry Corp.	622	4,740
Brigham Minerals, Inc. - Class A	10,423	256,718
Callon Petroleum Co. (b)	232	9,094
Centennial Resource Development, Inc. - Class A (b)	3,334	19,937
ChampionX Corp.	763	15,146
Civitas Resources, Inc.	110	5,752

	Shares	Value
CNX Resources Corp. (b)	401	$6,601
Comstock Resources, Inc. (b)	344	4,155
CONSOL Energy, Inc. (b)	849	41,924
Crescent Energy Co. - Class A	547	6,827
Denbury, Inc. (b)	344	20,637
Dorian LPG Ltd.	780	11,856
Earthstone Energy, Inc. - Class A (b)	17,816	243,188
Golar LNG Ltd. (b)	648	14,742
Kosmos Energy Ltd. (b)	2,295	14,206
Magnolia Oil & Gas Corp. - Class A	2,195	46,073
Matador Resources Co.	1,462	68,115
Murphy Oil Corp.	675	20,378
Oasis Petroleum, Inc.	569	69,219
Ovintiv, Inc.	575	25,409
Par Pacific Holdings, Inc. (b)	115	1,793
Sitio Royalties Corp.	1,199	27,793
SM Energy Co.	186	6,359
Solaris Oilfield Infrastructure, Inc. - Class A	3,924	42,693
Southwestern Energy Co. (b)	1,611	10,069
Talos Energy, Inc. (b)	789	12,206
Tellurian, Inc. (b)	5,428	16,175
US Silica Holdings, Inc. (b)	928	10,598
VAALCO Energy, Inc.	4,196	29,120
Whiting Petroleum Corp.	177	12,041
		1,082,865
Financials — 6.8%
Atlanticus Holdings Corp. (b)	588	20,680
Banc of California, Inc.	7,393	130,265
BayCom Corp.	37	765
Cadence Bank	10,401	244,215
Coastal Financial Corp. (b)	51	1,944
Cohen & Steers, Inc.	402	25,563
CrossFirst Bankshares, Inc. (b)	1,287	16,988
Eastern Bankshares, Inc.	1,012	18,682

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 97.9% (a) (Continued)
Financials — 6.8% (Continued)
Esquire Financial Holdings, Inc.	710	$23,643
First Financial Bankshares, Inc.	1,095	43,001
FirstCash Holdings, Inc.	394	27,387
GAMCO Investors, Inc. - Class A	608	12,707
Hanmi Financial Corp.	172	3,860
Home BancShares, Inc.	11,852	246,166
Houlihan Lokey, Inc.	978	77,194
James River Group Holdings Ltd.	5,930	146,945
Kinsale Capital Group, Inc.	33	7,578
Lakeland Financial Corp.	28	1,860
Manning & Napier, Inc.	646	8,056
Meta Financial Group, Inc.	954	36,891
Metrocity Bankshares, Inc.	600	12,186
Metropolitan Bank Holding Corp. (b)	98	6,803
Moelis & Co. - Class A	1,359	53,477
NMI Holdings, Inc. - Class A (b)	480	7,992
Open Lending Corp. - Class A (b)	897	9,176
Origin Bancorp, Inc.	177	6,868
PJT Partners, Inc. - Class A	448	31,486
PROG Holdings, Inc. (b)	1,052	17,358
Regional Management Corp.	401	14,985
RLI Corp.	50	5,830
ServisFirst Bancshares, Inc.	60	4,735
Silvergate Capital Corp. - Class A (b)	319	17,076
StepStone Group, Inc. - Class A	2,934	76,372
Texas Capital Bancshares, Inc. (b)	2,650	139,496
Triumph Bancorp, Inc. (b)	2,120	132,627
Universal Insurance Holdings, Inc.	462	6,020
Veritex Holdings, Inc.	120	3,511
Westamerica BanCorp	290	16,141
		1,656,529

	Shares	Value
Health Care — 32.2%
1Life Healthcare, Inc. (b)	2,010	$15,758
Accuray, Inc. (b)(c)	1,025	2,009
AdaptHealth Corp. (b)	109	1,966
Aerie Pharmaceuticals, Inc. (b)	10,889	81,668
Affimed NV (b)	11,225	31,093
Agenus, Inc. (b)	4,289	8,321
Akoya Biosciences, Inc. (b)	1,956	25,135
Alkermes PLC (b)	308	9,175
ALX Oncology Holdings, Inc. (b)	442	3,576
Amedisys, Inc. (b)	835	87,775
American Well Corp. - Class A (b)	26,430	114,178
AMN Healthcare Services, Inc. (b)	625	68,569
Amneal Pharmaceuticals, Inc. (b)	4,591	14,599
Amphastar Pharmaceuticals, Inc. (b)	440	15,308
Apellis Pharmaceuticals, Inc. (b)	127	5,743
Apollo Medical Holdings, Inc. (b)	73	2,817
Arcus Biosciences, Inc. (b)	1,930	48,906
Arrowhead Pharmaceuticals, Inc. (b)	462	16,267
Arvinas, Inc. (b)	393	16,541
Atea Pharmaceuticals, Inc. (b)	271	1,924
AtriCure, Inc. (b)	70	2,860
Avid Bioservices, Inc. (b)	14,843	226,504
Beam Therapeutics, Inc. (b)	1,706	66,039
Biohaven Pharmaceutical Holding Co. Ltd. (b)	189	27,539
BioLife Solutions, Inc. (b)	10,435	144,107
Bridgebio Pharma, Inc. (b)	916	8,317
Cardiovascular Systems, Inc. (b)	134	1,924
CareDx, Inc. (b)	435	9,344
Caribou Biosciences, Inc. (b)	7,921	43,011
Castle Biosciences, Inc. (b)	5,710	125,335
Catalyst Pharmaceuticals, Inc. (b)	1,502	10,529

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 97.9% (a) (Continued)
Health Care — 32.2% (Continued)
Cerus Corp. (b)	3,206	$16,960
Chemed Corp.	76	35,674
ChemoCentryx, Inc. (b)	989	24,507
Codexis, Inc. (b)	727	7,604
Collegium Pharmaceutical, Inc. (b)	1,242	22,008
CONMED Corp.	3,451	330,468
Convey Health Solutions Holdings, Inc. (b)	630	6,552
Corcept Therapeutics, Inc. (b)	622	14,791
Cross Country Healthcare, Inc. (b)	407	8,478
CryoPort, Inc. (b)	7,310	226,464
CytoSorbents Corp. (b)	6,947	15,214
Denali Therapeutics, Inc. (b)	1,982	58,330
DermTech, Inc. (b)(c)	5,726	31,722
Dynavax Technologies Corp. (b)	279	3,513
Eagle Pharmaceuticals, Inc. (b)	94	4,176
Editas Medicine, Inc. (b)	1,151	13,616
Fate Therapeutics, Inc. (b)	757	18,758
Fulgent Genetics, Inc. (b)	332	18,104
Glaukos Corp. (b)	50	2,271
Global Blood Therapeutics, Inc. (b)	275	8,786
Globus Medical, Inc. - Class A (b)	217	12,182
Halozyme Therapeutics, Inc. (b)	2,578	113,432
Hanger, Inc. (b)	240	3,437
Harvard Bioscience, Inc. (b)	61,585	221,706
Health Catalyst, Inc. (b)	5,935	85,998
Heska Corp. (b)	1,107	104,623
iCAD, Inc. (b)	9,007	36,028
ImmunoGen, Inc. (b)	15,062	67,779
Inari Medical, Inc. (b)	225	15,298
Innoviva, Inc. (b)	2,881	42,524
Inspire Medical Systems, Inc. (b)	355	64,848
Integer Holdings Corp. (b)	213	15,051

	Shares	Value
Intellia Therapeutics, Inc. (b)	1,664	$86,129
Intercept Pharmaceuticals, Inc. (b)	92	1,271
Invitae Corp. (b)(c)	1,443	3,521
iRadimed Corp.	120	4,073
iRhythm Technologies, Inc. (b)	195	21,066
Ironwood Pharmaceuticals, Inc. (b)	3,112	35,881
Karyopharm Therapeutics, Inc. (b)	640	2,886
Kezar Life Sciences, Inc. (b)	5,543	45,841
Kiniksa Pharmaceuticals Ltd. - Class A (b)	4,891	47,394
Lantheus Holdings, Inc. (b)	319	21,064
LeMaitre Vascular, Inc.	6,928	315,570
LHC Group, Inc. (b)	1,406	218,970
Medpace Holdings, Inc. (b)	3,136	469,365
Merit Medical Systems, Inc. (b)	229	12,428
Mesa Laboratories, Inc.	2,424	494,351
ModivCare, Inc. (b)	140	11,830
Neogen Corp. (b)	4,340	104,551
Novocure Ltd. (b)	42	2,919
Nurix Therapeutics, Inc. (b)	394	4,992
NuVasive, Inc. (b)	28	1,377
Ocular Therapeutix, Inc. (b)	860	3,457
Olink Holding AB - ADR (b)	7,647	116,234
Omnicell, Inc. (b)	2,921	332,264
Organogenesis Holdings, Inc. (b)	7,997	39,025
OrthoPediatrics Corp. (b)	4,939	213,118
Pacific Biosciences of California, Inc. (b)	1,036	4,579
Pacira BioSciences, Inc. (b)	295	17,199
Phreesia, Inc. (b)	476	11,905
Pliant Therapeutics, Inc. (b)	7,052	56,487
Precigen, Inc. (b)	8,571	11,485
Privia Health Group, Inc. (b)	948	27,606
Progyny, Inc. (b)	505	14,670
Prothena Corp. PLC (b)	570	15,476
Quanterix Corp. (b)	5,333	86,341

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 97.9% (a) (Continued)
Health Care — 32.2% (Continued)
QuidelOrtho Corp. (b)	131	$12,731
R1 RCM, Inc. (b)	1,739	36,449
RAPT Therapeutics, Inc. (b)	173	3,157
REGENXBIO, Inc. (b)	1,833	45,275
Renalytix PLC - ADR (b)	1,941	4,755
Repligen Corp. (b)	2,294	372,546
Rocket Pharmaceuticals, Inc. (b)	374	5,146
Sangamo Therapeutics, Inc. (b)	1,913	7,920
Schrodinger, Inc. (b)	98	2,588
Seer, Inc. (b)	1,109	9,926
Select Medical Holdings Corp.	2,939	69,419
Seres Therapeutics, Inc. (b)	1,044	3,581
Sesen Bio, Inc. (b)	1,892	1,533
Sharps Compliance Corp. (b)	25,169	73,493
Shockwave Medical, Inc. (b)	541	103,423
SI-BONE, Inc. (b)	9,696	127,987
Silk Road Medical, Inc. (b)	4,014	146,069
Simulations Plus, Inc.	8,349	411,856
STAAR Surgical Co. (b)	914	64,830
Stoke Therapeutics, Inc. (b)	2,914	38,494
Surgery Partners, Inc. (b)	312	9,023
Tactile Systems Technology, Inc. (b)	441	3,219
Teladoc Health, Inc. (b)	27	897
TG Therapeutics, Inc. (b)	396	1,683
The Ensign Group, Inc.	588	43,200
The Pennant Group, Inc. (b)	117	1,499
Turning Point Therapeutics, Inc. (b)	154	11,589
Twist Bioscience Corp. (b)	213	7,447
US Physical Therapy, Inc.	507	55,364
Utah Medical Products, Inc.	67	5,755
Veracyte, Inc. (b)	6,660	132,534
Vericel Corp. (b)	6,813	171,551
ViewRay, Inc. (b)	1,214	3,217
Xencor, Inc. (b)	2,365	64,730

	Shares	Value
Xenon Pharmaceuticals, Inc. (b)	3,134	$95,336
Zymeworks, Inc. (b)	6,606	35,012
		7,926,298
Industrials — 10.8%
AAON, Inc.	548	30,009
Aerojet Rocketdyne Holdings, Inc. (b)	1,032	41,899
Alta Equipment Group, Inc. (b)	18,156	162,859
Applied Industrial Technologies, Inc.	60	5,770
Array Technologies, Inc. (b)	671	7,388
ASGN, Inc. (b)	18	1,625
Atkore, Inc. (b)	569	47,233
Atlas Air Worldwide Holdings, Inc. (b)	238	14,687
Barrett Business Services, Inc.	291	21,205
Bloom Energy Corp. - Class A (b)	1,460	24,090
Boise Cascade Co.	268	15,943
Chart Industries, Inc. (b)	1,008	168,719
CIRCOR International, Inc. (b)	114	1,869
Columbus McKinnon Corp.	6,175	175,185
Comfort Systems USA, Inc.	303	25,194
Desktop Metal, Inc. - Class A (b)(c)	686	1,509
Distribution Solutions Group, Inc. (b)	1,443	74,156
EMCOR Group, Inc.	739	76,087
Exponent, Inc.	165	15,093
First Advantage Corp. (b)	240	3,041
Forward Air Corp.	21	1,931
Franklin Covey Co. (b)	1,619	74,765
Franklin Electric Co., Inc.	316	23,150
FuelCell Energy, Inc. (b)(c)	1,818	6,817
Heidrick & Struggles International, Inc.	940	30,418
Herc Holdings, Inc.	30	2,705
Heritage-Crystal Clean, Inc. (b)	353	9,517
Hudson Technologies, Inc. (b)	3,486	26,180

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 97.9% (a) (Continued)
Industrials — 10.8% (Continued)
Infrastructure and Energy Alternatives, Inc. (b)	1,504	$12,077
Insperity, Inc.	20	1,997
Insteel Industries, Inc.	1,420	47,811
Interface, Inc.	158	1,981
John Bean Technologies Corp.	359	39,641
KBR, Inc.	44	2,129
Kforce, Inc.	513	31,467
Kratos Defense & Security Solutions, Inc. (b)	4,540	63,015
Luxfer Holdings PLC	5,098	77,082
Masonite International Corp. (b)	140	10,756
Mercury Systems, Inc. (b)	4,733	304,474
Mueller Industries, Inc.	1,216	64,801
RBC Bearings, Inc. (b)	17	3,144
Resideo Technologies, Inc. (b)	301	5,845
Rush Enterprises, Inc. - Class A	1,272	61,310
Saia, Inc. (b)	1,541	289,708
Simpson Manufacturing Co., Inc.	876	88,134
SiteOne Landscape Supply, Inc. (b)	1,250	148,588
SP Plus Corp. (b)	509	15,636
Stem, Inc. (b)	305	2,184
Sterling Infrastructure, Inc. (b)	312	6,839
Tetra Tech, Inc.	118	16,113
The AZEK Co., Inc. (b)	8,035	134,506
The Brink’s Co.	45	2,732
Titan International, Inc. (b)	39	589
TPI Composites, Inc. (b)	690	8,625
TriNet Group, Inc. (b)	842	65,356
UFP Industries, Inc.	339	23,099
Vectrus, Inc. (b)	82	2,744
Veritiv Corp. (b)	161	17,477
Watts Water Technologies, Inc. - Class A	49	6,019
Werner Enterprises, Inc.	438	16,881
		2,661,804

	Shares	Value
Information Technology — 24.1%
3D Systems Corp. (b)	743	$7,207
8x8, Inc. (b)	1,521	7,833
908 Devices, Inc. (b)	9,473	195,049
A10 Networks, Inc.	5,127	73,726
ACI Worldwide, Inc. (b)	1,437	37,204
Alarm.com Holdings, Inc. (b)	279	17,259
Alkami Technology, Inc. (b)	534	7,417
Alpha & Omega Semiconductor Ltd. (b)	411	13,703
Altair Engineering, Inc. - Class A (b)(c)	80	4,200
Amkor Technology, Inc.	1,203	20,391
Appfolio, Inc. - Class A (b)	1,251	113,391
Appian Corp. (b)(c)	476	22,543
Asana, Inc. - Class A (b)	520	9,142
AvidXchange Holdings, Inc. (b)	510	3,131
Axcelis Technologies, Inc. (b)	1,182	64,821
Badger Meter, Inc.	279	22,568
BigCommerce Holdings, Inc. (b)	838	13,576
Blackbaud, Inc. (b)	161	9,349
Blackline, Inc. (b)	211	14,053
Box, Inc. - Class A (b)	1,271	31,953
Cass Information Systems, Inc.	499	16,866
CEVA, Inc. (b)	4,811	161,457
Computer Task Group, Inc. (b)	18,639	159,550
Consensus Cloud Solutions, Inc. (b)	345	15,070
CTS Corp.	904	30,781
Digital Turbine, Inc. (b)	3,624	63,311
DigitalOcean Holdings, Inc. (b)(c)	57	2,357
Diodes, Inc. (b)	49	3,164
Domo, Inc. - Class B (b)	277	7,701
DoubleVerify Holdings, Inc. (b)	6,240	141,461
Edgio, Inc. (b)(c)	51,492	118,947
eGain Corp. (b)	970	9,457
Endava PLC - ADR (b)	2,355	207,876

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 97.9% (a) (Continued)
Information Technology — 24.1% (Continued)
EngageSmart, Inc. (b)	230	$3,698
Enphase Energy, Inc. (b)	17	3,319
Everbridge, Inc. (b)	57	1,590
Evo Payments, Inc. - Class A (b)	16,878	396,971
ExlService Holdings, Inc. (b)	470	69,245
Expensify, Inc. - Class A (b)(c)	6,120	108,875
Fabrinet (b)	40	3,244
Flywire Corp. (b)	160	2,821
FormFactor, Inc. (b)	542	20,992
Grid Dynamics Holdings, Inc. (b)	4,387	73,789
II-VI, Inc. (b)	378	19,259
InterDigital, Inc.	33	2,006
International Money Express, Inc. (b)	3,898	79,792
JFrog Ltd. (b)	848	17,867
KnowBe4, Inc. - Class A (b)	115	1,796
Kopin Corp. (b)	1,952	2,186
Kulicke & Soffa Industries, Inc.	1,065	45,593
Lattice Semiconductor Corp. (b)	806	39,091
LivePerson, Inc. (b)	544	7,692
MACOM Technology Solutions Holdings, Inc. (b)	1,810	83,441
Marqeta, Inc. - Class A (b)	4,060	32,927
Maximus, Inc.	297	18,565
MaxLinear, Inc. (b)	698	23,718
MicroStrategy, Inc. - Class A (b)(c)	26	4,272
Model N, Inc. (b)	535	13,685
nLight, Inc. (b)	6,698	68,454
Novanta, Inc. (b)	279	33,834
NVE Corp.	198	9,231
Onto Innovation, Inc. (b)	748	52,166
PagerDuty, Inc. (b)	1,085	26,886
Pegasystems, Inc.	4,417	211,309
Photronics, Inc. (b)	1,980	38,570
Plexus Corp. (b)	257	20,174

	Shares	Value
Power Integrations, Inc.	768	$57,608
PROS Holdings, Inc. (b)	6,675	175,085
Q2 Holdings, Inc. (b)	227	8,755
Qualys, Inc. (b)	3,691	465,583
Radware Ltd. (b)	6,198	134,311
Repay Holdings Corp. (b)	19,820	254,687
Sailpoint Technologies Holdings, Inc. (b)	285	17,864
Sapiens International Corp. NV	1,282	31,012
Semtech Corp. (b)	1,704	93,669
Silicon Laboratories, Inc. (b)	1,882	263,894
SMART Global Holdings, Inc. (b)	3,080	50,420
Sprout Social, Inc. - Class A (b)	1,174	68,174
SPS Commerce, Inc. (b)	180	20,349
StoneCo Ltd. - Class A (b)	522	4,019
Sumo Logic, Inc. (b)	304	2,277
Synaptics, Inc. (b)	260	30,693
Tenable Holdings, Inc. (b)	267	12,124
The Hackett Group, Inc.	928	17,604
TTEC Holdings, Inc.	193	13,103
Ultra Clean Holdings, Inc. (b)	471	14,022
Varonis Systems, Inc. (b)	753	22,078
Veeco Instruments, Inc. (b)	7,950	154,230
Verra Mobility Corp. (b)	676	10,620
Vonage Holdings Corp. (b)	102	1,922
WNS Holdings Ltd. - ADR (b)	7,390	551,590
Workiva, Inc. (b)	4,411	291,082
Xperi Holding Corp.	254	3,665
		5,934,012
Materials — 2.8%
AdvanSix, Inc.	239	7,992
Allegheny Technologies, Inc. (b)	400	9,084
Alpha Metallurgical Resources, Inc.	137	17,691
American Vanguard Corp.	1,665	37,213
Avient Corp.	149	5,972
Balchem Corp.	172	22,315
Cabot Corp.	329	20,987
Chase Corp.	210	16,340

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 97.9% (a) (Continued)
Materials — 2.8% (Continued)
Ferroglobe Representation & Warranty Insurance Trust (b)(d)(e)	840	$—
Greif, Inc. - Class A	490	30,566
Greif, Inc. - Class B	36	2,242
Hawkins, Inc.	56	2,018
Ingevity Corp. (b)	281	17,742
Innospec, Inc.	394	37,741
Kronos Worldwide, Inc.	2,040	37,536
Livent Corp. (b)	629	14,272
LSB Industries, Inc. (b)	252	3,493
Materion Corp.	2,346	172,971
Quaker Chemical Corp.	1,130	168,958
Ranpak Holdings Corp. (b)	7,901	55,307
Schnitzer Steel Industries, Inc. - Class A	153	5,024
Tredegar Corp.	430	4,300
		689,764
Real Estate — 1.2%
Douglas Elliman, Inc.	1,102	5,279
EastGroup Properties, Inc.	146	22,532
eXp World Holdings, Inc. (c)	1,786	21,021
Forestar Group, Inc. (b)	3,090	42,302
Gladstone Commercial Corp.	629	11,850
Innovative Industrial Properties, Inc.	1,183	129,976
Marcus & Millichap, Inc.	265	9,802
Outfront Media, Inc.	2,029	34,391
Redfin Corp. (b)	203	1,673
The RMR Group, Inc. - Class A	227	6,436
Universal Health Realty Income Trust	80	4,257
		289,519
Utilities — 0.4%
American States Water Co.	96	7,825
Brookfield Infrastructure Corp. - Class A	292	12,410

	Shares	Value
Clearway Energy, Inc. - Class A	100	$3,197
Global Water Resources, Inc.	202	2,668
Otter Tail Corp.	650	43,635
Sunnova Energy International, Inc. (b)	1,558	28,714
Via Renewables, Inc.	588	4,504
		102,953
Total Common Stocks (Cost $25,120,429)		24,076,881
Total Investments at Value — 97.9% (cost $25,120,429)		$24,076,881
Other Assets in Excess of Liabilities — 2.1%		508,009
Net Assets — 100.0%		$24,584,890

Percentages are stated as a percent of net assets.

ADR — American Depository Receipt

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	This security or a partial position of this security is on loan at June 30, 2022. The total fair value of securities on loan at June 30, 2022 was $270,903.
(d)

Level 3 security. Security has been valued at fair value in accordance with procedures adopted by and under the general supervision of the Board of Directors. The total value of such securities is $0 as of June 30, 2022, representing 0.0% of net assets.

(e)	Illiquid security. The total value of such securities is $0 as of June 30, 2022, representing 0.0% of net assets.

The Accompanying Footnotes are an Integral Part of this Schedule of Investments.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Schedule of Investments	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 99.2% (a)
Communication Services — 1.1%
Bandwidth, Inc. - Class A (b)	950	$17,879
Clear Channel Outdoor Holdings, Inc. (b)	4,800	5,136
EchoStar Corp. - Class A (b)	630	12,159
Emerald Holding, Inc. (b)	6,400	26,048
Entravision Communications Corp. - Class A	4,810	21,933
Iridium Communications, Inc. (b)	1,250	46,950
Liberty Latin America Ltd. - Class A (b)	1,545	12,051
Liberty Latin America Ltd. - Class C (b)	4,135	32,212
Live Nation Entertainment, Inc. (b)	642	53,016
Magnite, Inc. (b)	335	2,975
Stagwell, Inc. (b)	3,100	16,833
TEGNA, Inc.	715	14,994
		262,186
Consumer Discretionary — 11.8%
2U, Inc. (b)	325	3,403
Academy Sports & Outdoors, Inc.	230	8,174
Adient PLC (b)	1,100	32,593
American Eagle Outfitters, Inc. (c)	1,200	13,416
Asbury Automotive Group, Inc. (b)	219	37,086
Bassett Furniture Industries, Inc.	700	12,684
Beazer Homes USA, Inc. (b)	590	7,121
Big 5 Sporting Goods Corp. (c)	1,400	15,694
Bloomin’ Brands, Inc.	270	4,487
Bluegreen Vacations Holding Corp.	1,950	48,672
Brinker International, Inc. (b)	970	21,369
Carriage Services, Inc.	600	23,790
Carter’s, Inc.	428	30,166
Century Casinos, Inc. (b)	670	4,824
Century Communities, Inc.	1,558	70,063

	Shares	Value
Dave & Buster’s Entertainment, Inc. (b)	150	$4,917
Designer Brands, Inc. - Class A	800	10,448
Dine Brands Global, Inc.	150	9,762
El Pollo Loco Holdings, Inc. (b)	2,410	23,714
Ethan Allen Interiors, Inc.	1,700	34,357
Foot Locker, Inc.	865	21,841
Fossil Group, Inc. (b)	1,200	6,204
Franchise Group, Inc.	350	12,275
Funko, Inc. - Class A (b)	910	20,311
Genesco, Inc. (b)	700	34,937
G-III Apparel Group Ltd. (b)	2,070	41,876
Green Brick Partners, Inc. (b)	7,568	148,106
Group 1 Automotive, Inc.	377	64,015
H&R Block, Inc.	1,200	42,384
Hanesbrands, Inc.	8,044	82,773
Haverty Furniture Cos., Inc.	1,665	38,595
Hibbett, Inc.	600	26,226
Hooker Furnishings Corp.	1,400	21,770
International Game Technology PLC	1,550	28,768
Jack in the Box, Inc.	420	23,545
Johnson Outdoors, Inc. - Class A	1,115	68,193
KB Home	2,290	65,173
Kirkland’s, Inc. (b)	3,900	13,728
Lakeland Industries, Inc. (b)	1,100	16,896
Laureate Education, Inc.	3,685	42,636
La-Z-Boy, Inc.	1,600	37,936
LGI Homes, Inc. (b)	220	19,118
LL Flooring Holdings, Inc. (b)	700	6,559
M/I Homes, Inc. (b)	2,130	84,476
Macy’s, Inc.	2,460	45,067
MarineMax, Inc. (b)	600	21,672
MDC Holdings, Inc.	360	11,632
Meritage Homes Corp. (b)	1,124	81,490
Movado Group, Inc.	930	28,765
OneWater Marine, Inc. - Class A (b)	970	32,059

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 99.2% (a) (Continued)
Consumer Discretionary — 11.8% (Continued)
Perdoceo Education Corp. (b)	4,290	$50,536
PetMed Express, Inc. (c)	800	15,920
Porch Group, Inc. (b)	1,880	4,813
Potbelly Corp. (b)	1,400	7,910
Red Rock Resorts, Inc. - Class A	10,952	365,359
Rent-A-Center, Inc.	1,250	24,313
Rocky Brands, Inc.	1,763	60,259
Shoe Carnival, Inc.	138	2,982
Signet Jewelers Ltd.	53	2,833
Sleep Number Corp. (b)(c)	160	4,952
Sonic Automotive, Inc. - Class A	800	29,304
Standard Motor Products, Inc.	861	38,736
Stitch Fix, Inc. - Class A (b)	1,860	9,188
Taylor Morrison Home Corp. (b)	3,180	74,285
The Aaron’s Co., Inc.	6,090	88,610
The Cato Corp. - Class A	2,300	26,703
The Cheesecake Factory, Inc.	358	9,458
The Container Store Group, Inc. (b)	2,514	15,662
The ODP Corp. (b)	925	27,972
The RealReal, Inc. (b)	1,610	4,009
Tilly’s, Inc. - Class A	800	5,616
Travel + Leisure Co.	620	24,068
Tri Pointe Homes, Inc. (b)	2,955	49,851
Tupperware Brands Corp. (b)	2,900	18,386
Urban Outfitters, Inc. (b)	900	16,794
Vail Resorts, Inc.	725	158,086
Vera Bradley, Inc. (b)	6,300	27,342
Vista Outdoor, Inc. (b)	1,577	43,998
Vivint Smart Home, Inc. (b)	2,900	10,092
Wolverine World Wide, Inc.	5,361	108,078
WW International, Inc. (b)	1,107	7,074
Zumiez, Inc. (b)	400	10,400
		2,949,355
Consumer Staples — 4.8%
B&G Foods, Inc. (c)	1,040	24,731

	Shares	Value
BellRing Brands, Inc. (b)	2,391	$59,512
Cal-Maine Foods, Inc.	7,579	374,478
Central Garden & Pet Co. (b)	800	33,936
Energizer Holdings, Inc.	1,130	32,035
Hostess Brands, Inc. (b)	1,400	29,694
Ingles Markets, Inc. - Class A	120	10,410
Inter Parfums, Inc.	60	4,384
Lancaster Colony Corp.	1,082	139,340
Medifast, Inc.	110	19,856
Natural Grocers by Vitamin Cottage, Inc.	1,800	28,710
Nu Skin Enterprises, Inc. - Class A	385	16,671
Post Holdings, Inc. (b)	1,893	155,889
Seaboard Corp.	41	159,186
Seneca Foods Corp. - Class A (b)	530	29,436
Sprouts Farmers Market, Inc. (b)	70	1,772
The Duckhorn Portfolio, Inc. (b)	100	2,106
The Simply Good Foods Co. (b)	740	27,950
United Natural Foods, Inc. (b)	510	20,094
USANA Health Sciences, Inc. (b)	400	28,944
Vector Group Ltd.	526	5,523
		1,204,657
Energy — 7.5%
Amplify Energy Corp. (b)	900	5,886
Arch Resources, Inc. (c)	225	32,195
Berry Corp.	4,930	37,567
Brigham Minerals, Inc. - Class A	300	7,389
Cactus, Inc. - Class A	600	24,162
California Resources Corp.	3,520	135,520
Centennial Resource Development, Inc. - Class A (b)	3,970	23,741
ChampionX Corp.	2,422	48,077
Civitas Resources, Inc.	4,055	212,036
CNX Resources Corp. (b)	2,485	40,903

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 99.2% (a) (Continued)
Energy — 7.5% (Continued)
CONSOL Energy, Inc. (b)	430	$21,233
Core Laboratories NV	700	13,867
CVR Energy, Inc.	200	6,700
DHT Holdings, Inc.	9,380	57,499
Dorian LPG Ltd.	1,260	19,152
Dril-Quip, Inc. (b)	1,300	33,540
Equitrans Midstream Corp.	8,470	53,869
Expro Group Holdings NV (b)	2,550	29,376
Golar LNG Ltd. (b)	4,160	94,640
Green Plains, Inc. (b)	390	10,596
Helix Energy Solutions Group, Inc. (b)	5,200	16,120
HF Sinclair Corp.	300	13,548
International Seaways, Inc. (c)	220	4,664
Kosmos Energy Ltd. (b)	5,000	30,950
Laredo Petroleum, Inc. (b)	180	12,409
Liberty Energy, Inc. (b)	1,800	22,968
Magnolia Oil & Gas Corp. - Class A	905	18,996
Murphy Oil Corp.	3,030	91,476
National Energy Services Reunited Corp. (b)	5,200	35,256
Newpark Resources, Inc. (b)	6,800	21,012
NexTier Oilfield Solutions, Inc. (b)	3,500	33,285
Northern Oil and Gas, Inc.	900	22,734
Oasis Petroleum, Inc.	555	67,516
Oil States International, Inc. (b)	1,500	8,130
Par Pacific Holdings, Inc. (b)	1,400	21,826
PDC Energy, Inc.	927	57,113
ProPetro Holding Corp. (b)	1,500	15,000
Range Resources Corp. (b)	1,100	27,225
Ranger Oil Corp. - Class A (b)	700	23,009
REX American Resources Corp. (b)	425	36,040
Scorpio Tankers, Inc.	1,110	38,306

	Shares	Value
Select Energy Services, Inc. - Class A (b)	2,900	$19,778
SFL Corp. Ltd.	2,810	26,667
Sitio Royalties Corp.	1,893	43,868
Solaris Oilfield Infrastructure, Inc. - Class A	1,900	20,672
Talos Energy, Inc. (b)	1,590	24,597
TechnipFMC PLC (b)	1,300	8,749
Teekay Tankers Ltd. - Class A (b)	450	7,933
Transocean Ltd. (b)	3,029	10,087
Vertex Energy, Inc. (b)	600	6,312
Whiting Petroleum Corp.	1,681	114,358
World Fuel Services Corp.	3,810	77,953
		1,886,505
Financials — 30.4%
1st Source Corp.	630	28,602
Amalgamated Financial Corp.	900	17,802
Ambac Financial Group, Inc. (b)	2,700	30,645
Amerant Bancorp, Inc.	1,584	44,542
American Equity Investment Life Holding Co.	1,980	72,409
Apollo Commercial Real Estate Finance, Inc.	320	3,341
Argo Group International Holdings Ltd.	330	12,164
Arlington Asset Investment Corp. - Class A (b)	2,700	8,775
Artisan Partners Asset Management, Inc. - Class A	500	17,785
Associated Banc-Corp	3,278	59,856
Assured Guaranty Ltd.	665	37,100
Axis Capital Holdings Ltd.	580	33,112
BancFirst Corp.	1,015	97,146
Bank of Marin Bancorp	500	15,890
Bank OZK	8,676	325,610
BankUnited, Inc.	1,907	67,832
Banner Corp.	500	28,105
BayCom Corp.	590	12,201
BCB Bancorp, Inc.	400	6,812

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 99.2% (a) (Continued)
Financials — 30.4% (Continued)
Berkshire Hills Bancorp, Inc.	2,650	$65,640
Blackstone Mortgage Trust, Inc. - Class A	475	13,143
Blue Foundry Bancorp (b)	1,700	20,383
BOK Financial Corp.	1,681	127,050
Bridgewater Bancshares, Inc. (b)	700	11,298
Brighthouse Financial, Inc. (b)	400	16,408
Brookline Bancorp, Inc.	1,200	15,972
Cadence Bank	2,453	57,596
Camden National Corp.	500	22,025
Carter Bankshares, Inc. (b)	700	9,240
Cathay General Bancorp	5,107	199,939
Central Pacific Financial Corp.	1,100	23,595
Central Valley Community Bancorp	1,000	14,500
City Holding Co.	499	39,860
Civista Bancshares, Inc.	600	12,756
CNB Financial Corp.	600	14,514
CNO Financial Group, Inc.	1,900	34,371
Columbia Banking System, Inc.	2,520	72,198
Community Bank System, Inc.	610	38,601
Community Trust Bancorp, Inc.	425	17,187
Cowen, Inc. - Class A	1,600	37,904
CrossFirst Bankshares, Inc. (b)	1,375	18,150
CVB Financial Corp.	3,925	97,379
Diamond Hill Investment Group, Inc.	110	19,100
Eagle Bancorp, Inc.	840	39,824
Eastern Bankshares, Inc.	2,545	46,981
eHealth, Inc. (b)	710	6,624
Employers Holdings, Inc.	785	32,884
Enova International, Inc. (b)	260	7,493
Enstar Group Ltd. (b)	1,163	248,859
Enterprise Financial Services Corp.	300	12,450

	Shares	Value
Esquire Financial Holdings, Inc.	910	$30,303
Essent Group Ltd.	3,215	125,064
Evercore, Inc. - Class A	100	9,361
FB Financial Corp.	1,043	40,906
Federal Agricultural Mortgage Corp. - Class C	300	29,295
Federated Hermes, Inc.	855	27,180
Financial Institutions, Inc.	450	11,709
First BanCorp	6,615	85,400
First Busey Corp.	1,800	41,130
First Business Financial Services, Inc.	400	12,476
First Community Bankshares, Inc.	2,304	67,761
First Financial Bancorp	1,000	19,400
First Financial Corp.	1,201	53,444
First Hawaiian, Inc.	1,300	29,523
First Internet Bancorp	600	22,092
First Interstate BancSystem, Inc. - Class A	5,498	209,529
First Merchants Corp.	950	33,839
First Mid Bancshares, Inc.	400	14,268
FirstCash Holdings, Inc.	500	34,755
Flushing Financial Corp.	1,700	36,142
FNB Corp.	3,100	33,666
FS Bancorp, Inc.	400	11,484
Fulton Financial Corp.	4,640	67,048
Genworth Financial, Inc. - Class A (b)	19,540	68,976
Granite Point Mortgage Trust, Inc.	900	8,613
Great Ajax Corp.	1,713	16,428
Great Southern Bancorp, Inc.	400	23,424
Greenhill & Co., Inc.	1,700	15,674
Hancock Whitney Corp.	2,696	119,514
Hanmi Financial Corp.	1,800	40,392
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (c)	465	17,605
Heartland Financial USA, Inc.	700	29,078
Heritage Financial Corp.	700	17,612
Home Bancorp, Inc.	200	6,826

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 99.2% (a) (Continued)
Financials — 30.4% (Continued)
Home BancShares, Inc.	2,320	$48,186
HomeStreet, Inc.	700	24,269
Hope Bancorp, Inc.	7,115	98,472
Horace Mann Educators Corp.	640	24,563
Horizon Bancorp, Inc.	1,520	26,478
Independent Bank Corp.	2,693	51,921
Independent Bank Corp.	150	11,914
International Bancshares Corp.	3,510	140,681
Investar Holding Corp.	600	13,140
James River Group Holdings Ltd.	900	22,302
Kemper Corp.	400	19,160
Lakeland Bancorp, Inc.	2,200	32,164
LendingClub Corp. (b)	1,240	14,496
Live Oak Bancshares, Inc.	5,408	183,277
Luther Burbank Corp.	900	11,745
Macatawa Bank Corp.	1,400	12,376
Manning & Napier, Inc.	2,870	35,789
Mercantile Bank Corp.	1,623	51,855
Meta Financial Group, Inc.	640	24,749
MFA Financial, Inc.	4,315	46,386
Midland States Bancorp, Inc.	900	21,636
MidWestOne Financial Group, Inc.	500	14,860
Mr. Cooper Group, Inc. (b)	5,477	201,225
National Bank Holdings Corp. - Class A	245	9,376
National Bankshares, Inc.	300	9,420
National Western Life Group, Inc. - Class A	569	115,336
Navient Corp.	2,350	32,876
NBT Bancorp, Inc.	1,018	38,267
New York Mortgage Trust, Inc.	10,560	29,146
Nicolet Bankshares, Inc. (b)	550	39,787
NMI Holdings, Inc. - Class A (b)	2,375	39,544
Northeast Bank	200	7,306
Northeast Community Bancorp, Inc.	1,100	12,947

	Shares	Value
Northfield Bancorp, Inc.	1,100	$14,333
Northrim BanCorp, Inc.	300	12,078
OceanFirst Financial Corp.	1,950	37,303
OFG Bancorp	1,218	30,937
Old National Bancorp	6,923	102,391
Oppenheimer Holdings, Inc. - Class A	2,305	76,157
Orrstown Financial Services, Inc.	500	12,085
PacWest Bancorp	700	18,662
PCB Bancorp	1,200	22,416
Peapack-Gladstone Financial Corp.	700	20,790
Peoples Bancorp, Inc.	500	13,300
Peoples Financial Services Corp.	1,340	74,826
Perella Weinberg Partners (c)	2,800	16,324
Preferred Bank	340	23,127
Premier Financial Corp.	2,891	73,287
Primis Financial Corp.	900	12,267
ProAssurance Corp.	4,109	97,096
PROG Holdings, Inc. (b)	4,436	73,194
Prosperity Bancshares, Inc.	209	14,268
Provident Financial Services, Inc.	2,456	54,671
Pzena Investment Management, Inc. - Class A	4,566	30,090
Radian Group, Inc.	1,740	34,191
RBB Bancorp	900	18,603
Redwood Trust, Inc.	1,945	14,996
Regional Management Corp.	1,699	63,492
Renasant Corp.	1,000	28,810
Republic Bancorp, Inc. - Class A	500	24,125
S&T Bancorp, Inc.	1,190	32,642
Safety Insurance Group, Inc.	260	25,246
Sandy Spring Bancorp, Inc.	240	9,377
Selective Insurance Group, Inc.	405	35,211
Sierra Bancorp	500	10,865
Simmons First National Corp. - Class A	330	7,016

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 99.2% (a) (Continued)
Financials — 30.4% (Continued)
SiriusPoint Ltd. (b)	6,500	35,230
South Plains Financial, Inc.	430	10,380
Southern Missouri Bancorp, Inc.	210	9,505
StepStone Group, Inc. - Class A	660	17,180
Stewart Information Services Corp.	460	22,885
Stifel Financial Corp.	762	42,687
Summit Financial Group, Inc.	180	5,000
Territorial Bancorp, Inc.	500	10,425
Texas Capital Bancshares, Inc. (b)	720	37,901
The Community Financial Corp.	300	11,064
The First of Long Island Corp.	1,000	17,530
The Hanover Insurance Group, Inc.	90	13,162
Towne Bank	800	21,720
TPG RE Finance Trust, Inc.	3,258	29,355
Trean Insurance Group, Inc. (b)	1,900	11,837
TriCo Bancshares	300	13,692
Triumph Bancorp, Inc. (b)	2,162	135,255
TrustCo Bank Corp.	1,040	32,074
Trustmark Corp.	1,340	39,115
Two Harbors Investment Corp.	1,570	7,819
UMB Financial Corp.	200	17,220
United Bankshares, Inc.	750	26,302
Universal Insurance Holdings, Inc.	2,719	35,429
Univest Financial Corp.	2,834	72,097
Valley National Bancorp	1,115	11,607
Veritex Holdings, Inc.	390	11,411
Victory Capital Holdings, Inc. - Class A	1,035	24,944
Virtus Investment Partners, Inc.	70	11,971
Washington Federal, Inc.	4,525	135,840

	Shares	Value
Washington Trust Bancorp, Inc.	250	$12,092
Waterstone Financial, Inc.	1,200	20,460
Webster Financial Corp.	7,451	314,060
Westamerica BanCorp	80	4,453
White Mountains Insurance Group Ltd.	25	31,153
William Penn Bancorp	1,000	11,700
Wintrust Financial Corp.	325	26,049
WSFS Financial Corp.	140	5,613
		7,619,612
Health Care — 5.7%
1Life Healthcare, Inc. (b)	4,132	32,395
4D Molecular Therapeutics, Inc. (b)	1,800	12,564
Accolade, Inc. (b)	610	4,514
AdaptHealth Corp. (b)	960	17,318
Adaptive Biotechnologies Corp. (b)	3,400	27,506
Agios Pharmaceuticals, Inc. (b)	410	9,090
Allogene Therapeutics, Inc. (b)	1,730	19,722
Allscripts Healthcare Solutions, Inc. (b)	795	11,790
ALX Oncology Holdings, Inc. (b)	3,170	25,645
American Well Corp. - Class A (b)	6,700	28,944
Atea Pharmaceuticals, Inc. (b)	3,387	24,048
Avanos Medical, Inc. (b)	200	5,468
Bioventus, Inc. - Class A (b)	480	3,274
Bridgebio Pharma, Inc. (b)	870	7,900
Brookdale Senior Living, Inc. (b)	2,850	12,939
Catalyst Pharmaceuticals, Inc. (b)	6,390	44,794
Cross Country Healthcare, Inc. (b)	320	6,666
Deciphera Pharmaceuticals, Inc. (b)	390	5,128
Editas Medicine, Inc. (b)	2,068	24,464
Emergent BioSolutions, Inc. (b)	1,060	32,902

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 99.2% (a) (Continued)
Health Care — 5.7% (Continued)
Enovis Corp. (b)	2,669	$146,795
Fulcrum Therapeutics, Inc. (b)	1,780	8,722
Fulgent Genetics, Inc. (b)	320	17,450
Hanger, Inc. (b)	2,500	35,800
Health Catalyst, Inc. (b)	1,120	16,229
Innoviva, Inc. (b)	1,940	28,634
Integer Holdings Corp. (b)	772	54,549
Intellia Therapeutics, Inc. (b)	550	28,468
Invitae Corp. (b)(c)	10,200	24,888
iTeos Therapeutics, Inc. (b)	930	19,158
Kiniksa Pharmaceuticals Ltd. - Class A (b)	800	7,752
Kodiak Sciences, Inc. (b)	1,640	12,530
Kronos Bio, Inc. (b)	1,320	4,805
Lantheus Holdings, Inc. (b)	400	26,412
MEDNAX, Inc. (b)	295	6,198
Mersana Therapeutics, Inc. (b)	1,030	4,759
National HealthCare Corp.	763	53,334
Nurix Therapeutics, Inc. (b)	920	11,656
Pacific Biosciences of California, Inc. (b)	3,770	16,663
Patterson Cos., Inc.	400	12,120
Phreesia, Inc. (b)	1,020	25,510
Praxis Precision Medicines, Inc. (b)	3,320	8,134
Precigen, Inc. (b)	5,130	6,874
Prestige Consumer Healthcare, Inc. (b)	960	56,448
REGENXBIO, Inc. (b)	2,390	59,033
Relay Therapeutics, Inc. (b)	1,230	20,602
Rocket Pharmaceuticals, Inc. (b)	680	9,357
Seer, Inc. (b)	1,490	13,335
Sutro Biopharma, Inc. (b)	910	4,741
Tactile Systems Technology, Inc. (b)	640	4,672
Taro Pharmaceutical Industries Ltd. (b)	960	34,714
Tenet Healthcare Corp. (b)	466	24,493

	Shares	Value
Turning Point Therapeutics, Inc. (b)	340	$25,585
UFP Technologies, Inc. (b)	1,898	151,024
Utah Medical Products, Inc.	190	16,321
Vanda Pharmaceuticals, Inc. (b)	3,600	39,240
Veracyte, Inc. (b)	1,380	27,462
		1,421,538
Industrials — 16.5%
AAR Corp. (b)	800	33,472
ABM Industries, Inc.	2,285	99,215
ACCO Brands Corp.	5,600	36,568
ACV Auctions, Inc. - Class A (b)	1,410	9,222
Aerojet Rocketdyne Holdings, Inc. (b)	478	19,407
Allegiant Travel Co. (b)	1,158	130,958
Allied Motion Technologies, Inc.	4,204	96,019
Allison Transmission Holdings, Inc.	960	36,912
Argan, Inc.	1,090	40,679
ASGN, Inc. (b)	175	15,794
Atkore, Inc. (b)	120	9,961
Atlas Air Worldwide Holdings, Inc. (b)	460	28,387
AZZ, Inc.	1,790	73,068
Barnes Group, Inc.	500	15,570
Barrett Business Services, Inc.	270	19,675
Beacon Roofing Supply, Inc. (b)	395	20,287
BGSF, Inc.	1,000	12,360
BlueLinx Holdings, Inc. (b)	330	22,047
Boise Cascade Co.	650	38,668
CBIZ, Inc. (b)	320	12,787
Comfort Systems USA, Inc.	250	20,787
Concrete Pumping Holdings, Inc. (b)	21,233	128,672
Douglas Dynamics, Inc.	2,141	61,532
Ducommun, Inc. (b)	275	11,836
DXP Enterprises, Inc. (b)	425	13,018
EMCOR Group, Inc.	462	47,568
Encore Wire Corp.	785	81,577
Energy Recovery, Inc. (b)	4,244	82,418

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 99.2% (a) (Continued)
Industrials — 16.5% (Continued)
Enerpac Tool Group Corp.	1,800	$34,236
EnerSys	565	33,312
Ennis, Inc.	2,100	42,483
EnPro Industries, Inc.	375	30,724
Esab Corp. (b)	3,263	142,756
First Advantage Corp. (b)	4,184	53,011
Flowserve Corp.	1,230	35,215
Fluor Corp. (b)	1,500	36,510
Forward Air Corp.	300	27,588
FTI Consulting, Inc. (b)	145	26,223
GrafTech International Ltd.	4,300	30,401
Graham Corp.	800	5,536
Great Lakes Dredge & Dock Corp. (b)	2,500	32,775
Griffon Corp.	255	7,148
Healthcare Services Group, Inc.	2,180	37,954
Heartland Express, Inc.	2,000	27,820
Heidrick & Struggles International, Inc.	2,530	81,871
Heritage-Crystal Clean, Inc. (b)	910	24,534
Hillenbrand, Inc.	920	37,683
Hyster-Yale Materials Handling, Inc.	820	26,420
Infrastructure and Energy Alternatives, Inc. (b)	300	2,409
Insteel Industries, Inc.	183	6,162
Interface, Inc.	1,600	20,064
JELD-WEN Holding, Inc. (b)	1,800	26,262
Kelly Services, Inc. - Class A	1,400	27,762
Kimball International, Inc. - Class B	3,100	23,777
Kirby Corp. (b)	1,599	97,283
Korn Ferry	1,530	88,771
LB Foster Co. - Class A (b)	700	9,009
ManTech International Corp. - Class A	180	17,181
Masonite International Corp. (b)	445	34,189
Matrix Service Co. (b)	3,300	16,698
Matson, Inc.	2,085	151,955
Meritor, Inc. (b)	990	35,967

	Shares	Value
Mesa Air Group, Inc. (b)	2,100	$4,599
Miller Industries, Inc.	600	13,602
Moog, Inc. - Class A	485	38,504
Mueller Industries, Inc.	3,275	174,525
Mueller Water Products, Inc. - Class A	1,600	18,768
MYR Group, Inc. (b)	200	17,626
National Presto Industries, Inc.	595	39,056
PAM Transportation Services, Inc. (b)	400	10,956
Powell Industries, Inc.	700	16,359
Preformed Line Products Co.	200	12,300
Primoris Services Corp.	1,300	28,288
Proto Labs, Inc. (b)	700	33,488
Quanex Building Products Corp.	2,580	58,695
Radiant Logistics, Inc. (b)	5,930	44,001
Resideo Technologies, Inc. (b)	1,600	31,072
Resources Connection, Inc.	4,740	96,554
Rush Enterprises, Inc. - Class A	2,175	104,835
Safe Bulkers, Inc.	4,410	16,846
Schneider National, Inc. - Class B	600	13,428
Sensata Technologies Holding PLC	625	25,819
SP Plus Corp. (b)	320	9,830
Spirit Airlines, Inc. (b)	1,250	29,800
Steelcase, Inc. - Class A	2,300	24,679
Stericycle, Inc. (b)	972	42,622
Sterling Infrastructure, Inc. (b)	1,000	21,920
The Brink’s Co.	500	30,355
The Greenbrier Cos., Inc.	860	30,951
Thermon Group Holdings, Inc. (b)	2,100	29,505
Triton International Ltd.	684	36,013
TrueBlue, Inc. (b)	2,692	48,187
Tutor Perini Corp. (b)	2,200	19,316
UFP Industries, Inc.	160	10,902

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 99.2% (a) (Continued)
Industrials — 16.5% (Continued)
Vectrus, Inc. (b)	1,520	$50,859
Veritiv Corp. (b)	422	45,808
Wabash National Corp.	2,200	29,876
WESCO International, Inc. (b)	2,840	304,164
Wheels Up Experience, Inc. (b)	11,400	22,230
		4,136,491
Information Technology — 7.6%
A10 Networks, Inc.	440	6,327
Amkor Technology, Inc.	2,355	39,917
Avnet, Inc.	830	35,590
Axcelis Technologies, Inc. (b)	235	12,887
Belden, Inc.	730	38,887
BM Technologies, Inc. (b)	446	2,627
Casa Systems, Inc. (b)	2,700	10,611
Cass Information Systems, Inc.	1,980	66,924
ChannelAdvisor Corp. (b)	2,572	37,500
CommScope Holding Co., Inc. (b)	2,700	16,524
Comtech Telecommunications Corp.	3,040	27,573
Concentrix Corp.	164	22,245
CSG Systems International, Inc.	200	11,936
Diebold Nixdorf, Inc. (b)	9,500	21,565
Diodes, Inc. (b)	300	19,371
Ebix, Inc. (c)	550	9,295
eGain Corp. (b)	3,860	37,635
ePlus, Inc. (b)	305	16,202
Fastly, Inc. - Class A (b)	3,650	42,376
Insight Enterprises, Inc. (b)	375	32,355
Kimball Electronics, Inc. (b)	1,100	22,110
Lumentum Holdings, Inc. (b)	214	16,996
MACOM Technology Solutions Holdings, Inc. (b)	640	29,504
Methode Electronics, Inc.	830	30,743
MoneyGram International, Inc. (b)	1,900	19,000

	Shares	Value
NETGEAR, Inc. (b)	1,300	$24,076
Olo, Inc. - Class A (b)(c)	2,110	20,826
Onto Innovation, Inc. (b)	380	26,501
OSI Systems, Inc. (b)	325	27,768
Paysafe Ltd. (b)	9,510	18,545
PC Connection, Inc.	585	25,769
Photronics, Inc. (b)	7,940	154,671
Plexus Corp. (b)	100	7,850
Rambus, Inc. (b)	1,865	40,079
Rimini Street, Inc. (b)	30,452	183,017
Sanmina Corp. (b)	4,519	184,059
ScanSource, Inc. (b)	1,450	45,153
Semtech Corp. (b)	680	37,380
SMART Global Holdings, Inc. (b)	1,850	30,285
StoneCo Ltd. - Class A (b)	800	6,160
Super Micro Computer, Inc. (b)	765	30,868
Telos Corp. (b)	2,300	18,584
The Hackett Group, Inc.	1,360	25,799
Verra Mobility Corp. (b)	800	12,568
Vishay Intertechnology, Inc.	3,190	56,846
Vishay Precision Group, Inc. (b)	1,806	52,609
WNS Holdings Ltd. - ADR (b)	3,152	235,265
Xperi Holding Corp.	1,200	17,316
		1,908,694
Materials — 4.7%
AdvanSix, Inc.	900	30,096
Allegheny Technologies, Inc. (b)	180	4,088
American Vanguard Corp.	2,060	46,041
Ashland Global Holdings, Inc.	2,056	211,871
Avient Corp.	205	8,216
Cabot Corp.	385	24,559
Chase Corp.	1,424	110,801
Commercial Metals Co.	1,645	54,449
Compass Minerals International, Inc.	700	24,773
Constellium SE (b)	295	3,897
Ecovyst, Inc.	3,685	36,297
FutureFuel Corp.	1,200	8,736
Glatfelter Corp.	2,300	15,824

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 99.2% (a) (Continued)
Materials — 4.7% (Continued)
Greif, Inc. - Class A	720	$44,914
Hawkins, Inc.	300	10,809
HB Fuller Co.	310	18,665
Innospec, Inc.	925	88,606
Kaiser Aluminum Corp.	420	33,218
Kronos Worldwide, Inc.	1,390	25,576
Materion Corp.	558	41,141
Mercer International, Inc.	1,100	14,465
NewMarket Corp.	70	21,067
Resolute Forest Products, Inc.	2,630	33,559
Ryerson Holding Corp.	500	10,645
SunCoke Energy, Inc.	660	4,495
Taseko Mines Ltd. (b)	92,394	99,786
Tredegar Corp.	2,510	25,100
TriMas Corp.	2,586	71,606
Trinseo PLC	800	30,768
Warrior Met Coal, Inc.	500	15,305
Worthington Industries, Inc.	400	17,640
		1,187,013
Real Estate — 5.7%
Acadia Realty Trust	1,580	24,680
Agree Realty Corp.	590	42,557
Alexander’s, Inc.	170	37,767
Apple Hospitality REIT, Inc.	1,090	15,990
Armada Hoffler Properties, Inc.	680	8,731
Braemar Hotels & Resorts, Inc.	1,300	5,577
Corporate Office Properties Trust	480	12,571
CubeSmart	3,052	130,381
DiamondRock Hospitality Co. (b)	2,743	22,520
Empire State Realty Trust, Inc. - Class A	9,610	67,558
Essential Properties Realty Trust, Inc.	412	8,854
Forestar Group, Inc. (b)	5,160	70,640
Four Corners Property Trust, Inc.	250	6,647
Getty Realty Corp.	1,200	31,800
Healthcare Realty Trust, Inc.	510	13,872

	Shares	Value
iStar, Inc.	3,721	$51,015
Jones Lang LaSalle, Inc. (b)	206	36,021
Kennedy-Wilson Holdings, Inc.	2,300	43,562
LXP Industrial Trust	1,955	20,997
Marcus & Millichap, Inc.	590	21,824
National Health Investors, Inc.	436	26,426
Outfront Media, Inc.	2,690	45,596
Paramount Group, Inc.	4,540	32,824
Pebblebrook Hotel Trust	2,185	36,205
Piedmont Office Realty Trust, Inc. - Class A	2,540	33,325
Rayonier, Inc.	3,564	133,222
RE/MAX Holdings, Inc. - Class A	1,600	39,232
RPT Realty	865	8,503
Ryman Hospitality Properties, Inc. (b)	1,568	119,215
Sabra Health Care REIT, Inc.	1,410	19,698
Seritage Growth Properties - Class A (b)	3,550	18,496
SITE Centers Corp.	3,160	42,565
STAG Industrial, Inc.	770	23,778
The Macerich Co.	2,322	20,225
The RMR Group, Inc. - Class A	2,195	62,228
Urban Edge Properties	1,390	21,142
Urstadt Biddle Properties, Inc. - Class A	4,390	71,118
		1,427,362
Utilities — 3.4%
ALLETE, Inc.	600	35,268
Avista Corp.	830	36,113
Black Hills Corp.	630	45,845
Brookfield Infrastructure Corp. - Class A	1,135	48,237
Clearway Energy, Inc. - Class A	980	31,331
Hawaiian Electric Industries, Inc.	880	35,992
New Jersey Resources Corp.	430	19,148
Northwest Natural Holding Co.	130	6,903
Otter Tail Corp.	1,390	93,311

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 99.2% (a) (Continued)
Utilities — 3.4% (Continued)
PNM Resources, Inc.	565	$26,996
Portland General Electric Co.	1,380	66,695
South Jersey Industries, Inc.	4,470	152,606
Southwest Gas Holdings, Inc.	405	35,267
Spire, Inc.	500	37,185
Sunnova Energy International, Inc. (b)	3,669	67,620
UGI Corp.	2,016	77,838
Via Renewables, Inc.	3,370	25,814
		842,169
Total Common Stocks (Cost $23,293,561)		24,845,582

Total Investments at Value — 99.2% (Cost $23,293,561)		24,845,582
Other Assets in Excess of Liabilities — 0.8%		205,114
Net Assets — 100.0%		$25,050,696

Percentages are stated as a percent of net assets.

ADR — American Depository Recepit

REIT — Real Estate Investment Trust

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	This security or a partial position of this security is on loan at June 30, 2022. The total fair value of securities on loan at June 30, 2022 was $162,233.

The Accompanying Footnotes are an Integral Part of this Schedule of Investments.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.3% (a)
Communication Services — 8.3%
Activision Blizzard, Inc.	4,078	$317,513
Alphabet, Inc. - Class A (b)	1,633	3,558,732
Alphabet, Inc. - Class C (b)	1,755	3,838,975
Altice USA, Inc. - Class A (b)	120	1,110
AMC Entertainment Holdings, Inc. - Class A (b)(c)	2,885	39,092
Angi, Inc. (b)	150	687
AT&T, Inc.	39,890	836,094
Bumble, Inc. - Class A (b)	510	14,356
Cable One, Inc.	29	37,390
Cardlytics, Inc. (b)	230	5,131
Cars.com, Inc. (b)	445	4,196
Charter Communications, Inc. - Class A (b)	706	330,782
Cinemark Holdings, Inc. (b)	775	11,641
Cogent Communications Holdings, Inc.	141	8,567
Comcast Corp. - Class A	24,247	951,452
Consolidated Communications Holdings, Inc. (b)	501	3,507
DISH Network Corp. - Class A (b)	1,469	26,339
EchoStar Corp. - Class A (b)	400	7,720
Electronic Arts, Inc.	1,476	179,555
Fox Corp. - Class A	1,883	60,557
Fox Corp. - Class B	878	26,077
Frontier Communications Parent, Inc. (b)	1,359	31,991
Gray Television, Inc.	579	9,779
IAC/InterActiveCorp (b)	432	32,819
iHeartMedia, Inc. - Class A (b)	926	7,306
Iridium Communications, Inc. (b)	730	27,419
John Wiley & Sons, Inc. - Class A	200	9,552
Liberty Media Corp-Liberty SiriusXM - Class A (b)	638	22,994
Liberty Media Corp-Liberty SiriusXM - Class C (b)	950	34,247

	Shares	Value
Lions Gate Entertainment Corp. - Class B (b)	1,033	$9,121
Live Nation Entertainment, Inc. (b)	977	80,681
Loyalty Ventures, Inc. (b)	60	214
Lumen Technologies, Inc.	5,440	59,350
Madison Square Garden Entertainment Corp. (b)	192	10,103
Madison Square Garden Sports Corp. (b)	93	14,043
Magnite, Inc. (b)	700	6,216
Match Group, Inc. (b)	1,572	109,553
Meta Platforms, Inc. - Class A (b)	12,202	1,967,573
Netflix, Inc. (b)	2,467	431,404
News Corp. - Class A	2,291	35,694
News Corp. - Class B	576	9,153
Nexstar Media Group, Inc. - Class A	261	42,512
Omnicom Group, Inc.	1,107	70,416
Paramount Global - Class B	2,693	66,463
Pinterest, Inc. - Class A (b)	580	10,533
ROBLOX Corp. - Class A (b)	1,162	38,183
Roku, Inc. (b)	140	11,500
Scholastic Corp.	737	26,510
Shenandoah Telecommunications Co.	300	6,660
Sinclair Broadcast Group, Inc. - Class A	425	8,670
Sirius XM Holdings, Inc. (c)	4,685	28,719
Snap, Inc. - Class A (b)	6,601	86,671
Take-Two Interactive Software, Inc. (b)	851	104,273
TechTarget, Inc. (b)	60	3,943
TEGNA, Inc.	1,282	26,884
Telephone and Data Systems, Inc.	700	11,053
The EW Scripps Co. - Class A (b)	569	7,096
The Interpublic Group of Cos., Inc.	2,119	58,336
The Marcus Corp. (b)	100	1,477
The New York Times Co. - Class A	620	17,298
The Walt Disney Co. (b)	8,987	848,373

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.3% (a) (Continued)
Communication Services — 8.3% (Continued)
T-Mobile US, Inc. (b)	3,845	$517,306
TripAdvisor, Inc. (b)	634	11,285
Twitter, Inc. (b)	4,033	150,794
Verizon Communications, Inc.	22,871	1,160,703
Vimeo, Inc. (b)	730	4,395
Warner Bros Discovery, Inc. (b)	13,719	184,109
Warner Music Group Corp. - Class A	407	9,914
WideOpenWest, Inc. (b)	546	9,943
World Wrestling Entertainment, Inc. - Class A	280	17,497
Yelp, Inc. (b)	566	15,718
Ziff Davis, Inc. (b)	190	14,161
ZipRecruiter, Inc. - Class A (b)	608	9,011
ZoomInfo Technologies, Inc. (b)	400	13,296
		16,762,387
Consumer Discretionary — 10.6%
1-800-Flowers.com, Inc. - Class A (b)	300	2,853
2U, Inc. (b)	325	3,403
Abercrombie & Fitch Co. - Class A (b)	425	7,191
Academy Sports & Outdoors, Inc.	555	19,725
Acushnet Holdings Corp.	55	2,292
ADT, Inc.	1,652	10,160
Adtalem Global Education, Inc. (b)	282	10,144
Advance Auto Parts, Inc. (c)	314	54,350
Airbnb, Inc. - Class A (b)	380	33,850
Amazon.com, Inc. (b)	53,481	5,680,217
American Eagle Outfitters, Inc. (c)	665	7,435
American Outdoor Brands, Inc. (b)	118	1,122
Aramark	1,407	43,096
Asbury Automotive Group, Inc. (b)	128	21,676
Autoliv, Inc.	473	33,853

	Shares	Value
AutoNation, Inc. (b)	195	$21,793
AutoZone, Inc. (b)	98	210,614
Bally’s Corp. (b)	394	7,793
Bath & Body Works, Inc.	1,103	29,693
Beazer Homes USA, Inc. (b)	200	2,414
Bed Bath & Beyond, Inc. (b)(c)	275	1,367
Best Buy Co., Inc.	1,167	76,077
Big Lots, Inc.	200	4,194
Bloomin’ Brands, Inc.	322	5,352
Booking Holdings, Inc. (b)	227	397,021
Boot Barn Holdings, Inc. (b)	213	14,678
BorgWarner, Inc.	1,310	43,715
Boyd Gaming Corp.	482	23,979
Bright Horizons Family Solutions, Inc. (b)	300	25,356
Brinker International, Inc. (b)	175	3,855
Brunswick Corp.	436	28,506
Burlington Stores, Inc. (b)	365	49,724
Caesars Entertainment, Inc. (b)	1,365	52,280
Caleres, Inc.	592	15,534
Callaway Golf Co. (b)	650	13,260
Camping World Holdings, Inc. - Class A (c)	18	389
CarMax, Inc. (b)	881	79,713
Carnival Corp. (b)	5,125	44,331
Carter’s, Inc.	172	12,123
Carvana Co. (b)	80	1,806
Cavco Industries, Inc. (b)	45	8,820
Century Communities, Inc.	206	9,264
Chegg, Inc. (b)	740	13,897
Chewy, Inc. - Class A (b)(c)	290	10,069
Chipotle Mexican Grill, Inc. (b)	148	193,474
Choice Hotels International, Inc.	200	22,326
Churchill Downs, Inc.	191	36,582
Columbia Sportswear Co.	207	14,817
Coursera, Inc. (b)	645	9,146
Cracker Barrel Old Country Store, Inc.	93	7,765
Crocs, Inc. (b)	250	12,167

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.3% (a) (Continued)
Consumer Discretionary — 10.6% (Continued)
Dana, Inc.	900	$12,663
Darden Restaurants, Inc.	555	62,782
Dave & Buster’s Entertainment, Inc. (b)	300	9,834
Deckers Outdoor Corp. (b)	145	37,026
Dick’s Sporting Goods, Inc. (c)	466	35,122
Dillard’s, Inc. - Class A	102	22,498
Dine Brands Global, Inc.	159	10,348
Dollar General Corp.	1,111	272,684
Dollar Tree, Inc. (b)	1,193	185,929
Domino’s Pizza, Inc.	200	77,942
DoorDash, Inc. - Class A (b)	220	14,117
Dorman Products, Inc. (b)	106	11,629
DR Horton, Inc.	1,833	121,326
DraftKings, Inc. - Class A (b)(c)	3,941	45,991
Dutch Bros, Inc. - Class A (b)	123	3,893
eBay, Inc.	3,030	126,260
Etsy, Inc. (b)	684	50,076
Everi Holdings, Inc. (b)	548	8,938
Expedia Group, Inc. (b)	965	91,511
Five Below, Inc. (b)	307	34,823
Floor & Decor Holdings, Inc. - Class A (b)	563	35,446
Foot Locker, Inc.	475	11,994
Ford Motor Co.	22,496	250,380
Fox Factory Holding Corp. (b)	225	18,121
Franchise Group, Inc.	292	10,240
Frontdoor, Inc. (b)	487	11,727
GameStop Corp. - Class A (b)	356	43,539
General Motors Co. (b)	7,426	235,850
Gentex Corp.	1,246	34,851
Gentherm, Inc. (b)	219	13,668
Genuine Parts Co.	782	104,006
Golden Entertainment, Inc. (b)	100	3,955
Graham Holdings Co. - Class B	20	11,337

	Shares	Value
Grand Canyon Education, Inc. (b)	200	$18,838
Green Brick Partners, Inc. (b)	45	881
Group 1 Automotive, Inc.	60	10,188
H&R Block, Inc.	787	27,797
Hanesbrands, Inc.	3,050	31,384
Harley-Davidson, Inc.	639	20,231
Hasbro, Inc.	745	61,001
Helen of Troy Ltd. (b)	56	9,095
Hilton Grand Vacations, Inc. (b)	635	22,689
Hilton Worldwide Holdings, Inc.	1,463	163,037
Hyatt Hotels Corp. - Class A (b)	176	13,008
Installed Building Products, Inc.	65	5,405
iRobot Corp. (b)	167	6,137
Jack in the Box, Inc.	141	7,904
KB Home	375	10,672
Kohl’s Corp.	735	26,232
Kontoor Brands, Inc.	339	11,312
Krispy Kreme, Inc.	830	11,288
Las Vegas Sands Corp. (b)	1,993	66,945
Laureate Education, Inc.	895	10,355
La-Z-Boy, Inc.	11	261
LCI Industries	154	17,230
Lear Corp.	350	44,061
Leggett & Platt, Inc.	706	24,413
Lennar Corp. - Class A	1,367	96,469
Leslie’s, Inc. (b)	1,251	18,990
Light & Wonder, Inc. (b)	513	24,106
Lithia Motors, Inc.	140	38,473
LKQ Corp.	1,570	77,071
LL Flooring Holdings, Inc. (b)	241	2,258
Lowe’s Cos, Inc.	3,523	615,362
Lucid Group, Inc. (b)(c)	3,528	60,540
Macy’s, Inc.	1,304	23,889
Malibu Boats, Inc. - Class A (b)	191	10,068
Marriott International, Inc. - Class A	1,733	235,705

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.3% (a) (Continued)
Consumer Discretionary — 10.6% (Continued)
Marriott Vacations Worldwide Corp.	244	$28,353
Mattel, Inc. (b)	1,097	24,496
McDonald’s Corp.	3,757	927,528
MDC Holdings, Inc.	245	7,916
Meritage Homes Corp. (b)	200	14,500
MGM Resorts International	2,462	71,275
Mister Car Wash, Inc. (b)	890	9,683
Mohawk Industries, Inc. (b)	322	39,957
Monro, Inc.	48	2,058
Murphy USA, Inc.	126	29,342
National Vision Holdings, Inc. (b)	540	14,850
Newell Brands, Inc.	2,053	39,089
NIKE, Inc. - Class B	7,079	723,474
Nordstrom, Inc. (c)	670	14,157
Norwegian Cruise Line Holdings Ltd. (b)(c)	2,450	27,244
NVR, Inc. (b)	18	72,075
Ollie’s Bargain Outlet Holdings, Inc. (b)	173	10,164
O’Reilly Automotive, Inc. (b)	360	227,434
Overstock.com, Inc. (b)	240	6,002
Oxford Industries, Inc.	50	4,437
Papa John’s International, Inc.	173	14,449
Patrick Industries, Inc.	16	829
Peloton Interactive, Inc. - Class A (b)	320	2,938
Penn National Gaming, Inc. (b)	684	20,807
Penske Automotive Group, Inc.	135	14,133
Perdoceo Education Corp. (b)	500	5,890
Petco Health & Wellness Co., Inc. (b)(c)	671	9,891
Planet Fitness, Inc. - Class A (b)	440	29,924
Polaris, Inc.	340	33,755
Pool Corp.	206	72,353
PulteGroup, Inc.	1,171	46,407

	Shares	Value
PVH Corp.	413	$23,500
QuantumScape Corp. (b)(c)	1,153	9,904
Qurate Retail, Inc. - Class A	2,919	8,378
Ralph Lauren Corp.	292	26,178
Red Rock Resorts, Inc. - Class A	263	8,774
Rent-A-Center, Inc.	194	3,773
RH (b)	82	17,405
Rivian Automotive, Inc. - Class A (b)(c)	993	25,560
Ross Stores, Inc.	1,745	122,551
Royal Caribbean Cruises Ltd. (b)	1,169	40,810
Sally Beauty Holdings, Inc. (b)	700	8,344
SeaWorld Entertainment, Inc. (b)	235	10,382
Service Corp. International	820	56,678
Shake Shack, Inc. - Class A (b)	60	2,369
Shoe Carnival, Inc.	120	2,593
Shutterstock, Inc.	122	6,992
Signet Jewelers Ltd.	302	16,145
Six Flags Entertainment Corp. (b)	590	12,803
Skechers USA, Inc. - Class A (b)	483	17,185
Skyline Champion Corp. (b)	218	10,338
Sleep Number Corp. (b)(c)	90	2,786
Smith & Wesson Brands, Inc.	475	6,237
Sonos, Inc. (b)	849	15,316
Starbucks Corp.	6,213	474,611
Steven Madden Ltd.	450	14,495
Strategic Education, Inc.	87	6,140
Stride, Inc. (b)	300	12,237
Sturm Ruger & Co, Inc.	264	16,804
Tapestry, Inc.	1,370	41,812
Target Corp.	2,545	359,430
Taylor Morrison Home Corp. (b)	466	10,886
Tempur Sealy International, Inc.	859	18,357
Tenneco, Inc. - Class A (b)	590	10,124

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.3% (a) (Continued)
Consumer Discretionary — 10.6% (Continued)
Terminix Global Holdings, Inc. (b)	525	$21,341
Tesla, Inc. (b)	5,081	3,421,647
Texas Roadhouse, Inc.	332	24,302
The Aaron’s Co., Inc.	200	2,910
The Cheesecake Factory, Inc.	300	7,926
The Gap, Inc.	840	6,922
The Goodyear Tire & Rubber Co. (b)	1,255	13,441
The Home Depot, Inc.	5,724	1,569,921
The ODP Corp. (b)	293	8,860
The TJX Cos., Inc.	6,499	362,969
The Wendy’s Co.	1,105	20,862
Thor Industries, Inc. (c)	294	21,971
Toll Brothers, Inc.	609	27,161
TopBuild Corp. (b)	181	30,256
Tractor Supply Co.	596	115,535
Travel + Leisure Co.	382	14,829
Tri Pointe Homes, Inc. (b)	824	13,901
Ulta Beauty, Inc. (b)	275	106,007
Under Armour, Inc. - Class A (b)	1,256	10,462
Under Armour, Inc. - Class C (b)	1,558	11,810
Vail Resorts, Inc.	200	43,610
VF Corp.	1,764	77,916
Victoria’s Secret & Co. (b)	494	13,817
Vista Outdoor, Inc. (b)	400	11,160
Visteon Corp. (b)	101	10,462
Warby Parker, Inc. - Class A (b)	541	6,092
Wayfair, Inc. - Class A (b)(c)	270	11,761
Whirlpool Corp.	272	42,125
Williams-Sonoma, Inc.	223	24,742
Wingstop, Inc.	140	10,468
Winnebago Industries, Inc.	175	8,498
Wolverine World Wide, Inc.	243	4,899
WW International, Inc. (b)	440	2,812
Wyndham Hotels & Resorts, Inc.	437	28,720
Wynn Resorts Ltd. (b)	561	31,966

	Shares	Value
YETI Holdings, Inc. (b)	335	$14,495
Yum! Brands, Inc.	1,465	166,292
		21,567,237
Consumer Staples — 6.5%
Albertsons Cos., Inc. - Class A	1,849	49,405
Altria Group, Inc.	9,953	415,737
Archer-Daniels-Midland Co.	2,780	215,728
B&G Foods, Inc. (c)	250	5,945
BellRing Brands, Inc. (b)	998	24,840
Beyond Meat, Inc. (b)(c)	390	9,337
BJ’s Wholesale Club Holdings, Inc. (b)	610	38,015
Brown-Forman Corp. - Class B	1,413	99,136
Bunge Ltd.	708	64,209
Cal-Maine Foods, Inc.	18	889
Campbell Soup Co.	1,180	56,699
Casey’s General Stores, Inc.	177	32,741
Celsius Holdings, Inc. (b)	320	20,883
Central Garden & Pet Co. - Class A (b)	308	12,323
Church & Dwight Co., Inc.	1,333	123,516
Coca-Cola Consolidated, Inc.	16	9,022
Colgate-Palmolive Co.	4,518	362,073
Conagra Brands, Inc.	2,248	76,972
Constellation Brands, Inc. - Class A	926	215,814
Costco Wholesale Corp.	2,390	1,145,479
Coty, Inc. - Class A (b)(c)	2,943	23,573
Darling Ingredients, Inc. (b)	975	58,305
Edgewell Personal Care Co.	122	4,211
elf Beauty, Inc. (b)	300	9,204
Energizer Holdings, Inc.	152	4,309
Flowers Foods, Inc.	867	22,819
Fresh Del Monte Produce, Inc.	100	2,953
Freshpet, Inc. (b)	270	14,010
General Mills, Inc.	3,130	236,159
Grocery Outlet Holding Corp. (b)	407	17,350
Herbalife Nutrition Ltd. (b)	678	13,865
Hormel Foods Corp.	1,665	78,854
Hostess Brands, Inc. (b)	627	13,299

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.3% (a) (Continued)
Consumer Staples — 6.5% (Continued)
Ingles Markets, Inc. - Class A	117	$10,150
Ingredion, Inc.	306	26,977
Inter Parfums, Inc.	135	9,863
J & J Snack Foods Corp.	84	11,731
Kellogg Co.	1,268	90,459
Keurig Dr Pepper, Inc.	5,032	178,082
Kimberly-Clark Corp.	1,881	254,217
Lamb Weston Holdings, Inc.	739	52,809
Lancaster Colony Corp.	112	14,423
McCormick & Co., Inc.	1,152	95,904
Medifast, Inc.	30	5,415
Molson Coors Beverage Co. - Class B	756	41,210
Mondelez International, Inc. - Class A	7,498	465,551
Monster Beverage Corp. (b)	2,236	207,277
National Beverage Corp.	92	4,503
Nu Skin Enterprises, Inc. - Class A	325	14,073
Olaplex Holdings, Inc. (b)	673	9,483
PepsiCo, Inc.	7,693	1,282,115
Performance Food Group Co. (b)	715	32,876
Philip Morris International, Inc.	8,551	844,326
Post Holdings, Inc. (b)	333	27,423
PriceSmart, Inc.	115	8,237
Reynolds Consumer Products, Inc.	143	3,900
Sanderson Farms, Inc.	143	30,821
Seaboard Corp.	3	11,648
SpartanNash Co.	334	10,077
Spectrum Brands Holdings, Inc.	277	22,720
Sprouts Farmers Market, Inc. (b)	544	13,774
Sysco Corp.	2,729	231,174
The Andersons, Inc.	75	2,474
The Boston Beer Co., Inc. - Class A (b)	50	15,148
The Chefs’ Warehouse, Inc. (b)	258	10,034

	Shares	Value
The Clorox Co.	682	$96,148
The Coca-Cola Co.	23,034	1,449,069
The Duckhorn Portfolio, Inc. (b)	1,091	22,976
The Estee Lauder Cos., Inc. - Class A	1,106	281,665
The Hain Celestial Group, Inc. (b)	600	14,244
The Hershey Co.	768	165,243
The J M Smucker Co.	646	82,694
The Kraft Heinz Co.	4,026	153,552
The Kroger Co.	3,622	171,429
The Procter & Gamble Co.	13,029	1,873,440
The Simply Good Foods Co. (b)	411	15,523
Tootsie Roll Industries, Inc.	27	954
TreeHouse Foods, Inc. (b)	140	5,855
Tyson Foods, Inc. - Class A	1,414	121,689
United Natural Foods, Inc. (b)	297	11,702
Universal Corp.	75	4,538
US Foods Holding Corp. (b)	1,093	33,533
Vector Group Ltd.	938	9,849
Veru, Inc. (b)	55	622
Walgreens Boots Alliance, Inc.	4,183	158,536
Walmart, Inc.	8,538	1,038,050
WD-40 Co.	45	9,061
Weis Markets, Inc.	137	10,212
		13,247,132
Energy — 4.3%
Antero Midstream Corp.	1,934	17,503
Antero Resources Corp. (b)	1,464	44,872
APA Corp.	2,047	71,440
Arch Resources, Inc. (c)	46	6,582
Archrock, Inc.	3,230	26,712
Baker Hughes Co.	3,903	112,680
Bristow Group, Inc. (b)	100	2,340
Cactus, Inc. - Class A	24	966
California Resources Corp.	446	17,171
Callon Petroleum Co. (b)	400	15,680
Centennial Resource Development, Inc. - Class A (b)	1,104	6,602
ChampionX Corp.	837	16,614

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.3% (a) (Continued)
Energy — 4.3% (Continued)
Cheniere Energy, Inc.	1,384	$184,113
Chesapeake Energy Corp.	647	52,472
Chevron Corp.	10,855	1,571,587
Civitas Resources, Inc.	296	15,478
Clean Energy Fuels Corp. (b)	1,650	7,392
CNX Resources Corp. (b)	848	13,958
Comstock Resources, Inc. (b)	747	9,024
ConocoPhillips	7,170	643,938
CONSOL Energy, Inc. (b)	206	10,172
Continental Resources, Inc.	71	4,640
Coterra Energy, Inc.	3,834	98,879
CVR Energy, Inc.	378	12,663
Delek US Holdings, Inc. (b)	301	7,778
Denbury, Inc. (b)	290	17,397
Devon Energy Corp.	3,626	199,829
Diamondback Energy, Inc.	986	119,454
Dril-Quip, Inc. (b)	145	3,741
DT Midstream, Inc.	511	25,049
EOG Resources, Inc.	2,844	314,091
EQT Corp.	1,790	61,576
Equitrans Midstream Corp.	1,178	7,492
Exxon Mobil Corp.	22,610	1,936,320
Green Plains, Inc. (b)	300	8,151
Gulfport Energy Corp. (b)	205	16,300
Halliburton Co.	4,713	147,800
Helmerich & Payne, Inc.	550	23,683
Hess Corp.	1,379	146,091
HF Sinclair Corp.	1,003	45,295
Kinder Morgan, Inc.	11,859	198,757
Laredo Petroleum, Inc. (b)	213	14,684
Liberty Energy, Inc. (b)	843	10,757
Magnolia Oil & Gas Corp. - Class A	649	13,622
Marathon Oil Corp.	3,768	84,705
Marathon Petroleum Corp.	2,970	244,164
Matador Resources Co.	494	23,015
Murphy Oil Corp.	622	18,778
Nabors Industries Ltd. (b)	94	12,587
New Fortress Energy, Inc.	584	23,109
NexTier Oilfield Solutions, Inc. (b)	744	7,075

	Shares	Value
Northern Oil and Gas, Inc.	160	$4,042
NOV, Inc.	1,727	29,204
Oasis Petroleum, Inc.	75	9,124
Occidental Petroleum Corp.	5,052	297,462
ONEOK, Inc.	2,346	130,203
Ovintiv, Inc.	1,436	63,457
Patterson-UTI Energy, Inc.	1,198	18,880
PBF Energy, Inc. - Class A (b)	984	28,556
PDC Energy, Inc.	560	34,501
Peabody Energy Corp. (b)	800	17,064
Phillips 66	2,405	197,186
Pioneer Natural Resources Co.	1,285	286,658
Range Resources Corp. (b)	1,350	33,412
Schlumberger NV	7,966	284,864
SFL Corp. Ltd.	575	5,457
SM Energy Co.	533	18,223
Southwestern Energy Co. (b)	5,040	31,500
Talos Energy, Inc. (b)	613	9,483
Targa Resources Corp.	1,270	75,781
Tellurian, Inc. (b)	3,262	9,721
Texas Pacific Land Corp.	43	63,985
The Williams Cos., Inc.	6,704	209,232
Valero Energy Corp.	2,292	243,594
Whiting Petroleum Corp.	127	8,640
World Fuel Services Corp.	460	9,412
		8,814,419
Financials — 11.4%
Affiliated Managers Group, Inc.	138	16,091
Aflac, Inc.	3,529	195,260
AGNC Investment Corp.	3,245	35,922
Alleghany Corp. (b)	76	63,316
Ally Financial, Inc.	1,644	55,090
American Equity Investment Life Holding Co.	301	11,008
American Express Co.	3,528	489,051
American Financial Group, Inc.	410	56,912
American International Group, Inc.	4,108	210,042
Ameriprise Financial, Inc.	674	160,196

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.3% (a) (Continued)
Financials — 11.4% (Continued)
Ameris Bancorp	300	$12,054
Annaly Capital Management, Inc. (c)	7,827	46,258
Apollo Commercial Real Estate Finance, Inc.	560	5,846
Apollo Global Management, Inc.	2,635	127,745
Apollo Investment Corp.	114	1,228
Arbor Realty Trust, Inc.	697	9,138
Arch Capital Group Ltd. (b)	1,973	89,752
Ares Capital Corp. (c)	4,795	85,974
Argo Group International Holdings Ltd.	71	2,617
ARMOUR Residential REIT, Inc. (c)	80	563
Arthur J Gallagher & Co.	1,165	189,942
Artisan Partners Asset Management, Inc. - Class A	300	10,671
Associated Banc-Corp	900	16,434
Assurant, Inc.	278	48,052
Assured Guaranty Ltd.	338	18,857
Atlantic Union Bankshares Corp.	293	9,939
Axis Capital Holdings Ltd.	475	27,118
Axos Financial, Inc. (b)	372	13,336
Banc of California, Inc.	574	10,114
BancFirst Corp.	61	5,838
Bank of America Corp.	40,841	1,271,380
Bank of Hawaii Corp.	155	11,532
Bank OZK	765	28,710
BankUnited, Inc.	219	7,790
Banner Corp.	95	5,340
Barings BDC, Inc.	350	3,258
Berkshire Hathaway, Inc. - Class A (b)	2	817,900
Berkshire Hathaway, Inc. - Class B (b)	7,648	2,088,057
Berkshire Hills Bancorp, Inc.	300	7,431
BlackRock, Inc.	845	514,639
Blackstone Mortgage Trust, Inc. - Class A	1,150	31,820

	Shares	Value
BOK Financial Corp.	170	$12,849
Brighthouse Financial, Inc. (b)	378	15,506
Broadmark Realty Capital, Inc.	3,937	26,417
Brookline Bancorp, Inc.	500	6,655
Brown & Brown, Inc.	1,390	81,093
Cadence Bank	1,077	25,288
Capital One Financial Corp.	2,139	222,862
Capitol Federal Financial, Inc.	1,000	9,180
Cathay General Bancorp	463	18,126
Cboe Global Markets, Inc.	628	71,083
Chimera Investment Corp.	1,455	12,833
Cincinnati Financial Corp.	834	99,229
Citigroup, Inc.	10,691	491,679
Citizens Financial Group, Inc.	2,651	94,614
City Holding Co.	130	10,384
Claros Mortgage Trust, Inc. (b)	597	10,000
CME Group, Inc.	1,575	322,402
CNA Financial Corp.	267	11,988
CNO Financial Group, Inc.	334	6,042
Cohen & Steers, Inc.	214	13,608
Coinbase Global, Inc. - Class A (b)(c)	1,217	57,223
Columbia Banking System, Inc.	276	7,907
Comerica, Inc.	673	49,385
Commerce Bancshares, Inc.	525	34,466
Community Bank System, Inc.	219	13,858
Community Trust Bancorp, Inc.	110	4,448
ConnectOne Bancorp, Inc.	388	9,487
Credit Acceptance Corp. (b)	93	44,027
CrossFirst Bankshares, Inc. (b)	23	304
Cullen/Frost Bankers, Inc.	304	35,401
Customers Bancorp, Inc. (b)	203	6,882
CVB Financial Corp.	600	14,886
Dime Community Bancshares, Inc.	300	8,895
Discover Financial Services	1,476	139,600

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.3% (a) (Continued)
Financials — 11.4% (Continued)
Donnelley Financial Solutions, Inc. (b)	159	$4,657
Eagle Bancorp, Inc.	85	4,030
East West Bancorp, Inc.	627	40,630
Eastern Bankshares, Inc.	969	17,888
eHealth, Inc. (b)	175	1,633
Employers Holdings, Inc.	75	3,142
Encore Capital Group, Inc. (b)	184	10,630
Enova International, Inc. (b)	295	8,502
Enstar Group Ltd. (b)	73	15,621
Enterprise Financial Services Corp.	310	12,865
Equitable Holdings, Inc.	2,125	55,399
Erie Indemnity Co. - Class A	115	22,102
Evercore, Inc. - Class A	240	22,466
Everest Re Group Ltd.	241	67,547
FactSet Research Systems, Inc.	196	75,376
FB Financial Corp.	29	1,137
Federated Hermes, Inc.	481	15,291
Fidelity National Financial, Inc.	1,634	60,393
Fifth Third Bancorp	3,521	118,306
First American Financial Corp.	527	27,889
First Bancorp	288	10,051
First BanCorp	1,366	17,635
First Busey Corp.	325	7,426
First Citizens BancShares, Inc. - Class A	94	61,455
First Commonwealth Financial Corp.	800	10,736
First Financial Bancorp	510	9,894
First Financial Bankshares, Inc.	616	24,190
First Financial Corp.	100	4,450
First Hawaiian, Inc.	742	16,851
First Horizon Corp.	2,842	62,126
First Interstate BancSystem, Inc. - Class A	564	21,494
First Merchants Corp.	425	15,138
First Republic Bank	1,033	148,959

	Shares	Value
FirstCash Holdings, Inc.	221	$15,362
FNB Corp.	1,519	16,496
Franklin BSP Realty Trust, Inc.	1,775	23,927
Franklin Resources, Inc.	1,895	44,172
FS KKR Capital Corp.	1,771	34,393
Fulton Financial Corp.	567	8,193
Genworth Financial, Inc. - Class A (b)	3,047	10,756
German American Bancorp, Inc.	1,321	45,152
Glacier Bancorp, Inc.	550	26,081
Globe Life, Inc.	566	55,168
Goldman Sachs BDC, Inc.	1,178	19,790
Golub Capital BDC, Inc.	1,088	14,100
Great Ajax Corp.	81	777
Green Dot Corp. - Class A (b)	250	6,277
Hagerty, Inc. - Class A (b)	883	10,146
Hamilton Lane, Inc. - Class A	163	10,950
Hancock Whitney Corp.	500	22,165
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (c)	1,313	49,710
Heartland Financial USA, Inc.	300	12,462
Hercules Capital, Inc. (c)	775	10,455
Heritage Commerce Corp.	50	534
Hilltop Holdings, Inc.	149	3,972
Home BancShares, Inc.	950	19,731
Hope Bancorp, Inc.	336	4,650
Horace Mann Educators Corp.	112	4,299
Houlihan Lokey, Inc.	72	5,683
Huntington Bancshares, Inc.	7,646	91,981
Independent Bank Corp.	173	13,741
Independent Bank Group, Inc.	111	7,538
Interactive Brokers Group, Inc. - Class A	500	27,505
Intercontinental Exchange, Inc.	3,127	294,063
International Bancshares Corp.	400	16,032

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.3% (a) (Continued)
Financials — 11.4% (Continued)
Invesco Ltd.	2,285	$36,857
Jackson Financial, Inc. - Class A	646	17,280
Jefferies Financial Group, Inc.	1,162	32,094
JPMorgan Chase & Co.	16,020	1,804,012
Kemper Corp.	300	14,370
KeyCorp	4,469	77,001
Kinsale Capital Group, Inc.	100	22,964
Lakeland Bancorp, Inc.	1,493	21,828
Lakeland Financial Corp.	98	6,509
Lemonade, Inc. (b)(c)	347	6,336
LendingTree, Inc. (b)	30	1,315
Lincoln National Corp.	961	44,946
Live Oak Bancshares, Inc.	223	7,557
Loews Corp.	1,050	62,223
LPL Financial Holdings, Inc.	479	88,366
M&T Bank Corp.	957	152,536
Main Street Capital Corp.	475	18,302
Markel Corp. (b)	75	96,994
MarketAxess Holdings, Inc.	191	48,898
MarketWise, Inc. (b)	2,813	10,127
Marsh & McLennan Cos., Inc.	2,803	435,166
Mercury General Corp.	56	2,481
Meta Financial Group, Inc.	223	8,623
MetLife, Inc.	4,056	254,676
MFA Financial, Inc.	675	7,256
MGIC Investment Corp.	2,321	29,245
Moelis & Co. - Class A	253	9,956
Moody’s Corp.	969	263,539
Morgan Stanley	8,510	647,271
Morningstar, Inc.	167	40,386
MSCI, Inc.	592	243,993
Nasdaq, Inc.	742	113,185
National Bank Holdings Corp. - Class A	429	16,418
Navient Corp.	992	13,878
NBT Bancorp, Inc.	200	7,518
Nelnet, Inc. - Class A	185	15,771
New Mountain Finance Corp.	650	7,742

	Shares	Value
New Residential Investment Corp.	2,630	$24,512
New York Community Bancorp, Inc.	1,951	17,813
NMI Holdings, Inc. - Class A (b)	620	10,323
Northern Trust Corp.	1,106	106,707
Northwest Bancshares, Inc.	875	11,200
Oaktree Specialty Lending Corp.	1,736	11,371
OceanFirst Financial Corp.	100	1,913
OFG Bancorp	395	10,033
Old National Bancorp	1,683	24,892
Old Republic International Corp.	1,661	37,140
OneMain Holdings, Inc.	760	28,409
Open Lending Corp. - Class A (b)	622	6,363
Orchid Island Capital, Inc. (b)(c)	—	—
Owl Rock Capital Corp.	1,926	23,748
Pacific Premier Bancorp, Inc.	283	8,275
PacWest Bancorp	447	11,917
Palomar Holdings, Inc. (b)	210	13,524
Park National Corp.	87	10,549
PennantPark Floating Rate Capital Ltd.	1,205	13,833
PennyMac Financial Services, Inc.	311	13,594
PennyMac Mortgage Investment Trust	450	6,223
Pinnacle Financial Partners, Inc.	420	30,370
Piper Sandler Cos.	128	14,510
Popular, Inc.	412	31,695
PRA Group, Inc. (b)	300	10,908
Premier Financial Corp.	117	2,966
Primerica, Inc.	138	16,517
Principal Financial Group, Inc.	1,225	81,818
ProAssurance Corp.	230	5,435
PROG Holdings, Inc. (b)	400	6,600
Prospect Capital Corp. (c)	1,098	7,675
Prosperity Bancshares, Inc.	558	38,095

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.3% (a) (Continued)
Financials — 11.4% (Continued)
Provident Financial Services, Inc.	600	$13,356
Prudential Financial, Inc.	2,048	195,953
QCR Holdings, Inc.	480	25,915
Radian Group, Inc.	653	12,831
Raymond James Financial, Inc.	1,188	106,219
Ready Capital Corp.	2,119	25,259
Redwood Trust, Inc.	1,947	15,012
Regions Financial Corp.	4,820	90,375
Reinsurance Group of America, Inc.	288	33,780
RenaissanceRe Holdings Ltd.	159	24,863
Renasant Corp.	400	11,524
RLI Corp.	195	22,735
Robinhood Markets, Inc. - Class A (b)(c)	588	4,833
Rocket Cos., Inc. - Class A (c)	1,189	8,751
Ryan Specialty Group Holdings, Inc. (b)	502	19,673
S&P Global, Inc.	1,940	653,896
S&T Bancorp, Inc.	350	9,601
Safety Insurance Group, Inc.	106	10,293
Sandy Spring Bancorp, Inc.	300	11,721
Seacoast Banking Corp. of Florida	150	4,956
SEI Investments Co.	605	32,682
Selective Insurance Group, Inc.	300	26,082
ServisFirst Bancshares, Inc.	248	19,572
Signature Bank	304	54,480
Silvergate Capital Corp. - Class A (b)	49	2,623
Simmons First National Corp. - Class A	438	9,312
Sixth Street Specialty Lending, Inc.	7,314	135,309
SLM Corp.	1,932	30,796
SLR Investment Corp.	500	7,315
Southside Bancshares, Inc.	34	1,272

	Shares	Value
SouthState Corp.	435	$33,560
Starwood Property Trust, Inc.	1,825	38,124
State Street Corp.	2,069	127,554
Stewart Information Services Corp.	107	5,323
Stifel Financial Corp.	510	28,570
Stock Yards Bancorp, Inc.	175	10,469
StoneX Group, Inc. (b)	150	11,710
SVB Financial Group (b)	357	141,011
Synchrony Financial	2,351	64,935
Synovus Financial Corp.	847	30,534
T Rowe Price Group, Inc.	1,272	144,512
Texas Capital Bancshares, Inc. (b)	195	10,265
TFS Financial Corp.	525	7,208
The Allstate Corp.	1,562	197,952
The Bancorp, Inc. (b)	485	9,467
The Bank of New York Mellon Corp.	4,290	178,936
The Charles Schwab Corp.	9,867	623,397
The Goldman Sachs Group, Inc.	1,890	561,368
The Hanover Insurance Group, Inc.	224	32,760
The Hartford Financial Services Group, Inc.	1,649	107,894
The PNC Financial Services Group, Inc.	2,272	358,453
The Progressive Corp.	3,213	373,576
The Travelers Cos., Inc.	1,317	222,744
Tompkins Financial Corp.	105	7,571
Towne Bank	553	15,014
Tradeweb Markets, Inc. - Class A	430	29,348
TriCo Bancshares	109	4,975
Triumph Bancorp, Inc. (b)	132	8,258
Truist Financial Corp.	7,369	349,512
Trupanion, Inc. (b)	270	16,270
Trustmark Corp.	425	12,406
Two Harbors Investment Corp.	4,985	24,825
UMB Financial Corp.	243	20,922
Umpqua Holdings Corp.	900	15,093
United Bankshares, Inc.	553	19,394

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.3% (a) (Continued)
Financials — 11.4% (Continued)
United Community Banks, Inc.	474	$14,310
Unum Group	966	32,863
Upstart Holdings, Inc. (b)(c)	474	14,988
US Bancorp	7,895	363,328
Valley National Bancorp	2,390	24,880
Veritex Holdings, Inc.	320	9,363
Virtus Investment Partners, Inc.	48	8,209
Voya Financial, Inc.	628	37,385
W.R. Berkley Corp.	1,150	78,499
Walker & Dunlop, Inc.	196	18,883
Washington Federal, Inc.	433	12,999
Washington Trust Bancorp, Inc.	100	4,837
Webster Financial Corp.	897	37,809
Wells Fargo & Co.	20,824	815,676
WesBanco, Inc.	350	11,099
Westamerica BanCorp	83	4,620
Western Alliance Bancorp	573	40,454
Western New England Bancorp, Inc.	200	1,492
White Mountains Insurance Group Ltd.	20	24,923
Wintrust Financial Corp.	253	20,278
WSFS Financial Corp.	270	10,824
Zions Bancorp NA	746	37,971
		23,140,134
Health Care — 14.4%
1Life Healthcare, Inc. (b)	520	4,077
2seventy bio, Inc. (b)	149	1,967
Abbott Laboratories	9,756	1,059,989
AbbVie, Inc.	9,699	1,485,499
ABIOMED, Inc. (b)	211	52,225
Acadia Healthcare Co., Inc. (b)	395	26,714
ACADIA Pharmaceuticals, Inc. (b)	735	10,356
Accolade, Inc. (b)	570	4,218
Adaptive Biotechnologies Corp. (b)	350	2,831
Addus HomeCare Corp. (b)	70	5,830

	Shares	Value
Aerie Pharmaceuticals, Inc. (b)	350	$2,625
Agilent Technologies, Inc.	1,516	180,055
agilon health, Inc. (b)	1,000	21,830
Agios Pharmaceuticals, Inc. (b)	300	6,651
Alector, Inc. (b)	560	5,690
Align Technology, Inc. (b)	433	102,478
Alignment Healthcare, Inc. (b)	2,052	23,413
Alkermes PLC (b)	668	19,900
Allakos, Inc. (b)	160	501
Allogene Therapeutics, Inc. (b)	500	5,700
Allscripts Healthcare Solutions, Inc. (b)	432	6,407
Alnylam Pharmaceuticals, Inc. (b)	484	70,591
ALX Oncology Holdings, Inc. (b)	109	882
Amedisys, Inc. (b)	201	21,129
AmerisourceBergen Corp.	919	130,020
Amgen, Inc.	2,956	719,195
Amicus Therapeutics, Inc. (b)	1,225	13,156
AMN Healthcare Services, Inc. (b)	250	27,427
Amneal Pharmaceuticals, Inc. (b)	650	2,067
Amphastar Pharmaceuticals, Inc. (b)	295	10,263
Anika Therapeutics, Inc. (b)	100	2,232
Apellis Pharmaceuticals, Inc. (b)	781	35,317
Apollo Medical Holdings, Inc. (b)	202	7,795
Arcus Biosciences, Inc. (b)	776	19,664
Arrowhead Pharmaceuticals, Inc. (b)	563	19,823
Arvinas, Inc. (b)	189	7,955
Atara Biotherapeutics, Inc. (b)	400	3,116
AtriCure, Inc. (b)	208	8,499
Avanos Medical, Inc. (b)	297	8,120
Avantor, Inc. (b)	3,459	107,575
Axonics, Inc. (b)	185	10,484

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.3% (a) (Continued)
Health Care — 14.4% (Continued)
Axsome Therapeutics, Inc. (b)	220	$8,426
Azenta, Inc.	446	32,157
Baxter International, Inc.	2,718	174,577
Beam Therapeutics, Inc. (b)(c)	280	10,839
Becton Dickinson and Co.	1,548	381,628
Berkeley Lights, Inc. (b)	490	2,435
BioCryst Pharmaceuticals, Inc. (b)	1,160	12,273
Biogen, Inc. (b)	722	147,245
BioMarin Pharmaceutical, Inc. (b)	882	73,091
Bio-Rad Laboratories, Inc. - Class A (b)	101	49,995
Bio-Techne Corp.	232	80,420
Bluebird Bio, Inc. (b)	448	1,855
Blueprint Medicines Corp. (b)	320	16,163
Boston Scientific Corp. (b)	7,957	296,557
Bridgebio Pharma, Inc. (b)	590	5,357
Bristol-Myers Squibb Co.	12,645	973,665
Brookdale Senior Living, Inc. (b)	2,530	11,486
Bruker Corp.	495	31,066
Cardinal Health, Inc.	1,347	70,408
CareDx, Inc. (b)	240	5,155
Cassava Sciences, Inc. (b)	708	19,909
Catalent, Inc. (b)	900	96,561
Celldex Therapeutics, Inc. (b)	88	2,372
Centene Corp. (b)	2,948	249,430
Certara, Inc. (b)	411	8,820
Cerus Corp. (b)	377	1,994
Change Healthcare, Inc. (b)	1,570	36,204
Charles River Laboratories International, Inc. (b)	277	59,270
Chemed Corp.	75	35,204
ChemoCentryx, Inc. (b)	430	10,655
Cigna Corp.	1,752	461,687
Codexis, Inc. (b)	115	1,203
Community Health Systems, Inc. (b)	927	3,476

	Shares	Value
Computer Programs and Systems, Inc. (b)	100	$3,197
CONMED Corp.	110	10,534
Corcept Therapeutics, Inc. (b)	430	10,225
CorVel Corp. (b)	69	10,162
Covetrus, Inc. (b)	356	7,387
CryoPort, Inc. (b)	420	13,012
CVS Health Corp.	6,860	635,648
Cytokinetics, Inc. (b)	571	22,435
Danaher Corp.	3,991	1,011,798
DaVita, Inc. (b)	309	24,708
Deciphera Pharmaceuticals, Inc. (b)	330	4,340
Denali Therapeutics, Inc. (b)	470	13,832
DENTSPLY SIRONA, Inc.	1,122	40,089
Dexcom, Inc. (b)	2,208	164,562
Doximity, Inc. - Class A (b)	157	5,467
Dynavax Technologies Corp. (b)	1,003	12,628
Editas Medicine, Inc. (b)(c)	320	3,786
Edwards Lifesciences Corp. (b)	3,496	332,435
Elanco Animal Health, Inc. (b)	2,190	42,990
Elevance Health, Inc.	1,331	642,314
Eli Lilly & Co.	4,591	1,488,540
Embecta Corp. (b)	345	8,735
Emergent BioSolutions, Inc. (b)	293	9,095
Encompass Health Corp.	473	26,512
Enovis Corp. (b)	195	10,725
Envista Holdings Corp. (b)	798	30,755
EQRx, Inc. (b)	5,087	23,858
Evolent Health, Inc. - Class A (b)	415	12,745
Exact Sciences Corp. (b)	865	34,072
Exelixis, Inc. (b)	1,498	31,188
Fate Therapeutics, Inc. (b)	590	14,620
Fulgent Genetics, Inc. (b)	199	10,851
Gilead Sciences, Inc.	6,596	407,699
Glaukos Corp. (b)	280	12,718
Global Blood Therapeutics, Inc. (b)	370	11,822

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.3% (a) (Continued)
Health Care — 14.4% (Continued)
Globus Medical, Inc. - Class A (b)	340	$19,088
Guardant Health, Inc. (b)	570	22,994
Haemonetics Corp. (b)	250	16,295
Halozyme Therapeutics, Inc. (b)	608	26,752
Harmony Biosciences Holdings, Inc. (b)	496	24,190
HCA Healthcare, Inc.	1,197	201,168
Health Catalyst, Inc. (b)	60	869
HealthEquity, Inc. (b)	430	26,398
Henry Schein, Inc. (b)	760	58,322
Heska Corp. (b)	100	9,451
Hologic, Inc. (b)	1,165	80,735
Horizon Therapeutics PLC (b)	1,310	104,486
Humana, Inc.	680	318,288
ICU Medical, Inc. (b)	100	16,439
IDEXX Laboratories, Inc. (b)	431	151,165
Illumina, Inc. (b)	796	146,751
ImmunoGen, Inc. (b)	859	3,866
Inari Medical, Inc. (b)	210	14,278
Incyte Corp. (b)	1,266	96,178
Innoviva, Inc. (b)	646	9,535
Insmed, Inc. (b)	760	14,987
Inspire Medical Systems, Inc. (b)	164	29,958
Insulet Corp. (b)	285	62,113
Integer Holdings Corp. (b)	148	10,458
Integra LifeSciences Holdings Corp. (b)	378	20,423
Intellia Therapeutics, Inc. (b)	460	23,810
Intercept Pharmaceuticals, Inc. (b)	137	1,892
Intra-Cellular Therapies, Inc. (b)	453	25,857
Intuitive Surgical, Inc. (b)	1,932	387,772
Invitae Corp. (b)(c)	—	—
Ionis Pharmaceuticals, Inc. (b)	700	25,914
IQVIA Holdings, Inc. (b)	1,053	228,490

	Shares	Value
iRhythm Technologies, Inc. (b)	130	$14,044
Ironwood Pharmaceuticals, Inc. (b)	1,000	11,530
IVERIC bio, Inc. (b)	418	4,021
Johnson & Johnson	14,136	2,509,281
Karuna Therapeutics, Inc. (b)	103	13,031
Kodiak Sciences, Inc. (b)	300	2,292
Krystal Biotech, Inc. (b)	190	12,475
Kura Oncology, Inc. (b)	1,334	24,452
Kymera Therapeutics, Inc. (b)(c)	142	2,796
Laboratory Corp. of America Holdings	534	125,148
Lantheus Holdings, Inc. (b)	438	28,921
LHC Group, Inc. (b)	170	26,476
Ligand Pharmaceuticals, Inc. (b)	164	14,632
Lyell Immunopharma, Inc. (b)	2,304	15,022
Madrigal Pharmaceuticals, Inc. (b)	60	4,295
MannKind Corp. (b)	2,933	11,175
Maravai LifeSciences Holdings, Inc. - Class A (b)	659	18,722
Masimo Corp. (b)	300	39,201
McKesson Corp.	829	270,428
MEDNAX, Inc. (b)	600	12,606
Medpace Holdings, Inc. (b)	122	18,260
Merck & Co., Inc.	14,071	1,282,853
Meridian Bioscience, Inc. (b)	55	1,673
Merit Medical Systems, Inc. (b)	214	11,614
Mettler-Toledo International, Inc. (b)	121	139,001
Moderna, Inc. (b)	2,135	304,985
ModivCare, Inc. (b)	60	5,070
Molina Healthcare, Inc. (b)	271	75,774
Multiplan Corp. (b)	1,026	5,633
Myriad Genetics, Inc. (b)	450	8,177
NanoString Technologies, Inc. (b)	300	3,810
Natera, Inc. (b)	550	19,492

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.3% (a) (Continued)
Health Care — 14.4% (Continued)
National HealthCare Corp.	240	$16,776
Natus Medical, Inc. (b)	75	2,458
Nektar Therapeutics (b)	650	2,470
Neogen Corp. (b)	651	15,683
NeoGenomics, Inc. (b)	690	5,624
Neurocrine Biosciences, Inc. (b)	510	49,715
Nevro Corp. (b)	162	7,100
NextGen Healthcare, Inc. (b)	305	5,319
Novavax, Inc. (b)(c)	415	21,343
NuVasive, Inc. (b)	290	14,256
Oak Street Health, Inc. (b)	855	14,056
Ocugen, Inc. (b)(c)	—	—
Omnicell, Inc. (b)	195	22,181
Option Care Health, Inc. (b)	766	21,287
Organon & Co.	1,475	49,781
Outset Medical, Inc. (b)	205	3,046
Owens & Minor, Inc.	312	9,812
Pacific Biosciences of California, Inc. (b)	1,120	4,950
Pacira BioSciences, Inc. (b)	367	21,396
Patterson Cos., Inc.	249	7,545
PDS Biotechnology Corp. (b)	151	551
Penumbra, Inc. (b)	196	24,406
PerkinElmer, Inc.	667	94,861
Pfizer, Inc.	31,468	1,649,867
Phreesia, Inc. (b)	360	9,004
Premier, Inc. - Class A	785	28,009
Prestige Consumer Healthcare, Inc. (b)	173	10,172
Privia Health Group, Inc. (b)	900	26,208
PROCEPT BioRobotics Corp. (b)	650	21,249
Progyny, Inc. (b)	520	15,106
PTC Therapeutics, Inc. (b)	221	8,853
Quest Diagnostics, Inc.	614	81,650
QuidelOrtho Corp. (b)	264	25,656
R1 RCM, Inc. (b)	1,142	23,936
Reata Pharmaceuticals, Inc. - Class A (b)	130	3,951

	Shares	Value
Regeneron Pharmaceuticals, Inc. (b)	376	$222,265
Relay Therapeutics, Inc. (b)	620	10,385
Repligen Corp. (b)	300	48,720
ResMed, Inc.	755	158,271
REVOLUTION Medicines, Inc. (b)	530	10,330
Rocket Pharmaceuticals, Inc. (b)	400	5,504
Royalty Pharma PLC - Class A	460	19,338
Sage Therapeutics, Inc. (b)	300	9,690
Sana Biotechnology, Inc. (b)	136	874
Sangamo Therapeutics, Inc. (b)	730	3,022
Sarepta Therapeutics, Inc. (b)	418	31,333
Seagen, Inc. (b)	1,020	180,479
Select Medical Holdings Corp.	641	15,140
Shockwave Medical, Inc. (b)	150	28,676
Silk Road Medical, Inc. (b)	280	10,189
SomaLogic, Inc. (b)	1,349	6,097
Sotera Health Co. (b)	870	17,043
SpringWorks Therapeutics, Inc. (b)	280	6,894
STAAR Surgical Co. (b)	280	19,860
Stryker Corp.	1,951	388,112
Supernus Pharmaceuticals, Inc. (b)	125	3,615
Surgery Partners, Inc. (b)	254	7,346
Syndax Pharmaceuticals, Inc. (b)	1,808	34,786
Syneos Health, Inc. (b)	300	21,504
Tandem Diabetes Care, Inc. (b)	348	20,598
Teladoc Health, Inc. (b)	839	27,863
Teleflex, Inc.	222	54,579
Tenet Healthcare Corp. (b)	631	33,165
The Cooper Cos., Inc.	246	77,028
The Ensign Group, Inc.	300	22,041
The Pennant Group, Inc. (b)	150	1,922
Thermo Fisher Scientific, Inc.	2,166	1,176,744

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.3% (a) (Continued)
Health Care — 14.4% (Continued)
Tilray Brands, Inc. (b)(c)	2,667	$8,321
Travere Therapeutics, Inc. (b)	516	12,503
Turning Point Therapeutics, Inc. (b)	310	23,328
Twist Bioscience Corp. (b)	260	9,090
Ultragenyx Pharmaceutical, Inc. (b)	421	25,117
United Therapeutics Corp. (b)	246	57,967
UnitedHealth Group, Inc.	5,211	2,676,526
Universal Health Services, Inc. - Class B	388	39,075
US Physical Therapy, Inc.	93	10,156
Varex Imaging Corp. (b)	282	6,032
Vaxcyte, Inc. (b)	1,262	27,461
Veeva Systems, Inc. - Class A (b)	630	124,765
Veracyte, Inc. (b)	440	8,756
Vericel Corp. (b)	230	5,791
Vertex Pharmaceuticals, Inc. (b)	1,404	395,633
Viatris, Inc.	6,423	67,249
Vir Biotechnology, Inc. (b)	580	14,773
Waters Corp. (b)	293	96,977
West Pharmaceutical Services, Inc.	362	109,458
Xencor, Inc. (b)	898	24,578
Y-mAbs Therapeutics, Inc. (b)	370	5,598
Zentalis Pharmaceuticals, Inc. (b)	312	8,767
Zimmer Biomet Holdings, Inc.	1,091	114,620
Zimvie, Inc. (b)	127	2,033
Zoetis, Inc.	2,588	444,851
		29,298,260
Industrials — 8.7%
3M Co.	3,152	407,900
A.O. Smith Corp.	716	39,151
AAON, Inc.	165	9,035
AAR Corp. (b)	57	2,385
ABM Industries, Inc.	263	11,419

	Shares	Value
ACCO Brands Corp.	825	$5,387
Acuity Brands, Inc.	177	27,265
Advanced Drainage Systems, Inc.	494	44,495
AECOM	674	43,958
Aerojet Rocketdyne Holdings, Inc. (b)	400	16,240
AeroVironment, Inc. (b)	346	28,441
AGCO Corp.	300	29,610
Air Lease Corp.	600	20,058
Air Transport Services Group, Inc. (b)	217	6,234
Alamo Group, Inc.	8	931
Alaska Air Group, Inc. (b)	714	28,596
Albany International Corp. - Class A	100	7,879
Alight, Inc. - Class A (b)	7,635	51,536
Allegiant Travel Co. (b)	73	8,256
Allison Transmission Holdings, Inc.	364	13,996
Altra Industrial Motion Corp.	300	10,575
AMERCO	49	23,433
Ameresco, Inc. - Class A (b)	235	10,707
American Airlines Group, Inc. (b)	3,840	48,691
American Woodmark Corp. (b)	130	5,851
AMETEK, Inc.	1,162	127,692
Applied Industrial Technologies, Inc.	217	20,869
ArcBest Corp.	86	6,052
Arcosa, Inc.	273	12,675
Armstrong World Industries, Inc.	200	14,992
Array Technologies, Inc. (b)	400	4,404
ASGN, Inc. (b)	250	22,562
Astec Industries, Inc.	200	8,156
Atkore, Inc. (b)	312	25,899
Atlas Air Worldwide Holdings, Inc. (b)	160	9,874
Aurora Innovation, Inc. (b)(c)	—	—
Avis Budget Group, Inc. (b)	174	25,592
Axon Enterprise, Inc. (b)	418	38,945

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.3% (a) (Continued)
Industrials — 8.7% (Continued)
Barnes Group, Inc.	273	$8,501
Beacon Roofing Supply, Inc. (b)	310	15,922
Boise Cascade Co.	214	12,731
Booz Allen Hamilton Holding Corp.	616	55,662
Brady Corp. - Class A	145	6,850
Builders FirstSource, Inc. (b)	813	43,658
BWX Technologies, Inc.	396	21,816
CACI International, Inc. - Class A (b)	99	27,896
Carlisle Cos., Inc.	251	59,891
Carrier Global Corp.	3,592	128,091
Casella Waste Systems, Inc. - Class A (b)	276	20,060
Caterpillar, Inc.	2,863	511,790
CBIZ, Inc. (b)	329	13,147
CH Robinson Worldwide, Inc.	641	64,978
ChargePoint Holdings, Inc. (b)(c)	1,053	14,416
Chart Industries, Inc. (b)	173	28,957
Cintas Corp.	502	187,512
Clean Harbors, Inc. (b)	294	25,775
Columbus McKinnon Corp.	288	8,171
Comfort Systems USA, Inc.	131	10,893
Copart, Inc. (b)	1,325	143,974
CoreCivic, Inc. (b)	799	8,877
Cornerstone Building Brands, Inc. (b)	176	4,310
CoStar Group, Inc. (b)	2,150	129,881
Covenant Logistics Group, Inc.	100	2,509
Crane Holdings Co.	208	18,213
CSW Industrials, Inc.	113	11,642
CSX Corp.	10,918	317,277
Cummins, Inc.	765	148,050
Curtiss-Wright Corp.	224	29,581
Deere & Co.	1,621	485,441
Delta Air Lines, Inc. (b)	3,299	95,572
Deluxe Corp.	200	4,334

	Shares	Value
Distribution Solutions Group, Inc. (b)	221	$11,357
Donaldson Co., Inc.	545	26,236
Dover Corp.	753	91,354
Driven Brands Holdings, Inc. (b)	420	11,567
Dun & Bradstreet Holdings, Inc. (b)	1,484	22,305
DXP Enterprises, Inc. (b)	100	3,063
Dycom Industries, Inc. (b)	234	21,771
Eaton Corp. PLC	2,191	276,044
EMCOR Group, Inc.	230	23,681
Emerson Electric Co.	3,341	265,743
Encore Wire Corp.	104	10,808
Energy Recovery, Inc. (b)	500	9,710
Enerpac Tool Group Corp.	290	5,516
EnerSys	202	11,910
Ennis, Inc.	50	1,011
Enovix Corp. (b)	827	7,369
EnPro Industries, Inc.	118	9,668
Equifax, Inc.	748	136,719
Esab Corp.	195	8,531
ESCO Technologies, Inc.	48	3,282
Evoqua Water Technologies Corp. (b)	588	19,116
Expeditors International of Washington, Inc.	946	92,197
Exponent, Inc.	198	18,111
Fastenal Co.	3,193	159,395
Federal Signal Corp.	185	6,586
FedEx Corp.	1,341	304,018
Flowserve Corp.	467	13,370
Fluor Corp. (b)	1,357	33,029
Fortive Corp.	1,992	108,325
Fortune Brands Home & Security, Inc.	640	38,323
Forward Air Corp.	101	9,288
Franklin Electric Co., Inc.	136	9,963
FTI Consulting, Inc. (b)	113	20,436
FuelCell Energy, Inc. (b)(c)	3,080	11,550
Gates Industrial Corp. PLC (b)	835	9,026
GATX Corp.	168	15,819
Generac Holdings, Inc. (b)	330	69,491
General Dynamics Corp.	1,362	301,343

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.3% (a) (Continued)
Industrials — 8.7% (Continued)
General Electric Co.	5,523	$351,649
Gibraltar Industries, Inc. (b)	250	9,688
Global Industrial Co.	10	338
GMS, Inc. (b)	240	10,680
Graco, Inc.	871	51,746
GrafTech International Ltd.	521	3,684
Granite Construction, Inc.	361	10,520
Griffon Corp.	260	7,288
GXO Logistics, Inc. (b)	783	33,880
H&E Equipment Services, Inc.	325	9,415
Hawaiian Holdings, Inc. (b)	325	4,651
Hayward Holdings, Inc. (b)	699	10,059
Healthcare Services Group, Inc.	375	6,529
HEICO Corp.	251	32,911
HEICO Corp. - Class A	472	49,739
Helios Technologies, Inc.	150	9,938
Herc Holdings, Inc.	143	12,891
Hexcel Corp.	320	16,739
Hillenbrand, Inc.	325	13,312
Hillman Solutions Corp. (b)	3,040	26,266
HNI Corp.	100	3,469
Honeywell International, Inc.	3,688	641,011
Howmet Aerospace, Inc.	2,318	72,901
Hub Group, Inc. - Class A (b)	213	15,110
Hubbell, Inc.	262	46,788
Huntington Ingalls Industries, Inc.	202	44,000
Huron Consulting Group, Inc. (b)	36	2,340
IAA, Inc. (b)	583	19,105
ICF International, Inc.	144	13,680
IDEX Corp.	437	79,372
IES Holdings, Inc. (b)	60	1,810
Illinois Tool Works, Inc.	1,546	281,759
Ingersoll Rand, Inc.	2,087	87,821
Insperity, Inc.	190	18,968
ITT, Inc.	277	18,625
Jacobs Engineering Group, Inc.	769	97,763

	Shares	Value
JB Hunt Transport Services, Inc.	487	$76,688
JELD-WEN Holding, Inc. (b)	30	438
JetBlue Airways Corp. (b)	1,750	14,648
Joby Aviation, Inc. (b)	4,405	21,629
John Bean Technologies Corp.	151	16,673
Johnson Controls International PLC	4,044	193,627
Kadant, Inc.	40	7,294
KAR Auction Services, Inc. (b)	313	4,623
KBR, Inc.	633	30,631
Kennametal, Inc.	475	11,034
Kforce, Inc.	150	9,201
Kirby Corp. (b)	300	18,252
Knight-Swift Transportation Holdings, Inc.	844	39,069
Korn Ferry	225	13,055
Kratos Defense & Security Solutions, Inc. (b)	287	3,984
L3Harris Technologies, Inc.	1,053	254,510
Landstar System, Inc.	156	22,686
Legalzoom.com, Inc. (b)	783	8,605
Leidos Holdings, Inc.	726	73,115
Lennox International, Inc.	167	34,501
Lincoln Electric Holdings, Inc.	332	40,956
Lindsay Corp.	16	2,125
Lockheed Martin Corp.	1,478	635,481
Lyft, Inc. - Class A (b)	300	3,984
ManpowerGroup, Inc.	256	19,561
ManTech International Corp. - Class A	162	15,463
Masco Corp.	1,285	65,021
MasTec, Inc. (b)	333	23,863
Matson, Inc.	175	12,754
Matthews International Corp. - Class A	100	2,867
Maxar Technologies, Inc.	232	6,053
McGrath RentCorp	172	13,072
MDU Resources Group, Inc.	1,115	30,094
Mercury Systems, Inc. (b)	235	15,118
Meritor, Inc. (b)	272	9,882
MillerKnoll, Inc.	460	12,084

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.3% (a) (Continued)
Industrials — 8.7% (Continued)
Montrose Environmental Group, Inc. (b)	276	$9,318
Moog, Inc. - Class A	165	13,099
MSA Safety, Inc.	144	17,434
MSC Industrial Direct Co., Inc. - Class A	245	18,402
Mueller Industries, Inc.	300	15,987
Mueller Water Products, Inc. - Class A	1,083	12,704
MYR Group, Inc. (b)	133	11,721
Nikola Corp. (b)(c)	1,826	8,692
Nordson Corp.	282	57,088
Norfolk Southern Corp.	1,303	296,159
Northrop Grumman Corp.	844	403,913
NOW, Inc. (b)	649	6,347
nVent Electric PLC	1,020	31,957
Old Dominion Freight Line, Inc.	544	139,416
Oshkosh Corp.	350	28,749
Otis Worldwide Corp.	2,278	160,986
Owens Corning	530	39,384
PACCAR, Inc.	1,966	161,880
Parker-Hannifin Corp.	705	173,465
Parsons Corp. (b)	720	29,102
Planet Labs PBC (b)(c)	2,254	9,760
Plug Power, Inc. (b)	4,148	68,732
Primoris Services Corp.	515	11,206
Proto Labs, Inc. (b)	130	6,219
Quanta Services, Inc.	846	106,038
Raytheon Technologies Corp.	8,147	783,008
RBC Bearings, Inc. (b)	145	26,818
Regal Rexnord Corp.	344	39,051
Republic Services, Inc.	1,199	156,913
Resideo Technologies, Inc. (b)	758	14,720
Resources Connection, Inc.	200	4,074
Robert Half International, Inc.	582	43,586
Rocket Lab USA, Inc. (b)(c)	964	3,654
Rockwell Automation, Inc.	620	123,572
Rollins, Inc.	1,509	52,694

	Shares	Value
Rush Enterprises, Inc. - Class A	112	$5,398
Ryder System, Inc.	243	17,268
Saia, Inc. (b)	135	25,380
Schneider National, Inc. - Class B	449	10,049
Science Applications International Corp.	340	31,654
SES AI Corp. (b)	766	3,010
Shoals Technologies Group, Inc. - Class A (b)	700	11,536
Simpson Manufacturing Co., Inc.	177	17,808
SiteOne Landscape Supply, Inc. (b)	230	27,340
SkyWest, Inc. (b)	375	7,969
Snap-on, Inc.	311	61,276
Southwest Airlines Co. (b)	3,221	116,343
Spirit AeroSystems Holdings, Inc. - Class A	700	20,510
Spirit Airlines, Inc. (b)	540	12,874
SPX Corp. (b)	115	6,077
Standex International Corp.	50	4,239
Stanley Black & Decker, Inc.	837	87,768
Stericycle, Inc. (b)	357	15,654
Sunrun, Inc. (b)	1,120	26,163
Terex Corp.	186	5,091
Tetra Tech, Inc.	246	33,591
Textainer Group Holdings Ltd.	332	9,100
Textron, Inc.	947	57,833
The Boeing Co. (b)	3,412	466,489
The Brink’s Co.	291	17,667
The Gorman-Rupp Co.	182	5,151
The Greenbrier Cos., Inc.	200	7,198
The Manitowoc Co., Inc. (b)	268	2,822
The Middleby Corp. (b)	290	36,354
The Shyft Group, Inc.	75	1,394
The Timken Co.	375	19,894
The Toro Co.	502	38,047
TransDigm Group, Inc. (b)	257	137,924
TransUnion	1,256	100,467
Trex Co., Inc. (b)	600	32,652
TriNet Group, Inc. (b)	228	17,697

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.3% (a) (Continued)
Industrials — 8.7% (Continued)
Trinity Industries, Inc.	569	$13,781
Triumph Group, Inc. (b)	196	2,605
TrueBlue, Inc. (b)	300	5,370
Tutor Perini Corp. (b)	200	1,756
Uber Technologies, Inc. (b)	10,641	217,715
UFP Industries, Inc.	249	16,967
UniFirst Corp.	86	14,807
Union Pacific Corp.	3,356	715,768
United Airlines Holdings, Inc. (b)	1,846	65,385
United Parcel Service, Inc. - Class B	3,797	693,104
United Rentals, Inc. (b)	403	97,893
Univar Solutions, Inc. (b)	611	15,196
Upwork, Inc. (b)	512	10,588
Valmont Industries, Inc.	101	22,688
Verisk Analytics, Inc.	876	151,627
Veritiv Corp. (b)	97	10,529
Viad Corp. (b)	100	2,761
Vicor Corp. (b)	165	9,030
Wabash National Corp.	50	679
Waste Management, Inc.	2,303	352,313
Watsco, Inc.	164	39,166
Watts Water Technologies, Inc. - Class A	120	14,741
Welbilt, Inc. (b)	1,075	25,596
Werner Enterprises, Inc.	250	9,635
WESCO International, Inc. (b)	221	23,669
Westinghouse Air Brake Technologies Corp.	1,004	82,408
WillScot Mobile Mini Holdings Corp. (b)	665	21,559
Woodward, Inc.	248	22,938
WW Grainger, Inc.	268	121,787
XPO Logistics, Inc. (b)	535	25,766
Xylem, Inc.	936	73,176
Zurn Water Solutions Corp.	730	19,885
		17,446,659
Information Technology — 25.0%
3D Systems Corp. (b)	848	8,226
8x8, Inc. (b)	230	1,185
A10 Networks, Inc.	711	10,224

	Shares	Value
ACI Worldwide, Inc. (b)	560	$14,498
Adobe, Inc. (b)	2,629	962,372
Advanced Energy Industries, Inc.	154	11,239
Advanced Micro Devices, Inc. (b)	8,940	683,642
Affirm Holdings, Inc. (b)	217	3,919
Agilysys, Inc. (b)	400	18,908
Akamai Technologies, Inc. (b)	933	85,211
Alarm.com Holdings, Inc. (b)	170	10,516
Allegro MicroSystems, Inc. (b)	447	9,248
Alteryx, Inc. - Class A (b)	40	1,937
Ambarella, Inc. (b)	277	18,132
Amkor Technology, Inc.	449	7,611
Amphenol Corp. - Class A	3,061	197,067
Amplitude, Inc. - Class A (b)	314	4,487
Analog Devices, Inc.	2,826	412,850
ANSYS, Inc. (b)	458	109,595
Appfolio, Inc. - Class A (b)	110	9,970
Apple, Inc.	89,891	12,289,898
Applied Materials, Inc.	4,874	443,437
AppLovin Corp. - Class A (b)	283	9,747
Arista Networks, Inc. (b)	1,534	143,797
Arrow Electronics, Inc. (b)	309	34,636
Asana, Inc. - Class A (b)	201	3,534
Aspen Technology, Inc. (b)	136	24,980
Autodesk, Inc. (b)	1,188	204,288
Automatic Data Processing, Inc.	2,317	486,663
Avalara, Inc. (b)	480	33,888
Avid Technology, Inc. (b)	390	10,120
Avnet, Inc.	458	19,639
Axcelis Technologies, Inc. (b)	183	10,036
Badger Meter, Inc.	168	13,590
Belden, Inc.	141	7,511
Benchmark Electronics, Inc.	325	7,332
Bill.com Holdings, Inc. (b)	562	61,786
Black Knight, Inc. (b)	648	42,373
Blackbaud, Inc. (b)	200	11,614

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.3% (a) (Continued)
Information Technology — 25.0% (Continued)
Blackline, Inc. (b)	240	$15,984
Block, Inc. (b)	2,042	125,501
Box, Inc. - Class A (b)	708	17,799
Bread Financial Holdings, Inc.	330	12,230
Broadcom, Inc.	1,811	879,802
Broadridge Financial Solutions, Inc.	643	91,660
Cadence Design Systems, Inc. (b)	1,507	226,095
Calix, Inc. (b)	426	14,544
CDK Global, Inc.	520	28,480
CDW Corp.	721	113,601
Cerence, Inc. (b)	271	6,837
Ceridian HCM Holding, Inc. (b)	512	24,105
Ciena Corp. (b)	821	37,520
Cirrus Logic, Inc. (b)	292	21,182
Cisco Systems, Inc.	23,154	987,287
Citrix Systems, Inc.	668	64,910
Cloudflare, Inc. - Class A (b)	344	15,050
CMC Materials, Inc.	140	24,429
Cognex Corp.	1,006	42,775
Cognizant Technology Solutions Corp. - Class A	2,758	186,137
Coherent, Inc. (b)	105	27,953
Cohu, Inc. (b)	398	11,045
CommScope Holding Co., Inc. (b)	1,150	7,038
CommVault Systems, Inc. (b)	176	11,070
Comtech Telecommunications Corp.	100	907
Concentrix Corp.	165	22,381
Conduent, Inc. (b)	2,915	12,593
Confluent, Inc. - Class A (b)	226	5,252
Consensus Cloud Solutions, Inc. (b)	108	4,717
Corning, Inc.	4,375	137,856
Coupa Software, Inc. (b)	442	25,238
Crowdstrike Holdings, Inc. - Class A (b)	1,241	209,183

	Shares	Value
CSG Systems International, Inc.	78	$4,655
CTS Corp.	100	3,405
Cyxtera Technologies, Inc. (b)	2,219	25,163
Datadog, Inc. - Class A (b)(c)	200	19,048
Dell Technologies, Inc. - Class C	1,300	60,073
DigitalOcean Holdings, Inc. (b)(c)	301	12,449
Diodes, Inc. (b)	300	19,371
DocuSign, Inc. (b)	1,188	68,167
Dolby Laboratories, Inc. - Class A	300	21,468
DoubleVerify Holdings, Inc. (b)	65	1,474
Duck Creek Technologies, Inc. (b)	500	7,425
DXC Technology Co. (b)	1,118	33,887
Dynatrace, Inc. (b)	1,180	46,539
Ebix, Inc. (c)	31	524
eGain Corp. (b)	150	1,462
Embark Technology, Inc. (b)	2,706	1,367
Enphase Energy, Inc. (b)	742	144,868
Entegris, Inc.	671	61,819
Envestnet, Inc. (b)	375	19,789
EPAM Systems, Inc. (b)	325	95,803
ePlus, Inc. (b)	191	10,146
Euronet Worldwide, Inc. (b)	251	25,248
Everbridge, Inc. (b)	190	5,299
ExlService Holdings, Inc. (b)	142	20,921
Extreme Networks, Inc. (b)	1,036	9,241
F5, Inc. (b)	311	47,595
Fair Isaac Corp. (b)	138	55,324
Fidelity National Information Services, Inc.	3,352	307,278
First Solar, Inc. (b)	522	35,564
Fiserv, Inc. (b)	3,293	292,978
Five9, Inc. (b)	400	36,456
FleetCor Technologies, Inc. (b)	397	83,414
FormFactor, Inc. (b)	480	18,590

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.3% (a) (Continued)
Information Technology — 25.0% (Continued)
Fortinet, Inc. (b)	3,555	$201,142
Gartner, Inc. (b)	424	102,536
Genpact Ltd.	831	35,201
Global Payments, Inc.	1,585	175,364
GLOBALFOUNDRIES, Inc. (b)(c)	403	16,257
GoDaddy, Inc. - Class A (b)	350	24,346
Guidewire Software, Inc. (b)	490	34,785
Hewlett Packard Enterprise Co.	7,236	95,949
HP, Inc.	5,870	192,419
HubSpot, Inc. (b)	260	78,169
II-VI, Inc. (b)	541	27,564
Impinj, Inc. (b)	186	10,913
Infinera Corp. (b)	600	3,216
Insight Enterprises, Inc. (b)	200	17,256
Intel Corp.	22,755	851,265
InterDigital, Inc.	83	5,046
International Business Machines Corp.	4,989	704,397
Intuit, Inc.	1,476	568,909
IonQ, Inc. (b)(c)	590	2,584
IPG Photonics Corp. (b)	174	16,379
Itron, Inc. (b)	200	9,886
Jabil, Inc.	575	29,446
Jack Henry & Associates, Inc.	392	70,568
Jamf Holding Corp. (b)	790	19,568
JFrog Ltd. (b)	480	10,114
Juniper Networks, Inc.	1,776	50,616
Keysight Technologies, Inc. (b)	1,052	145,018
KLA Corp.	770	245,692
Knowles Corp. (b)	458	7,937
Kulicke & Soffa Industries, Inc.	185	7,920
Kyndryl Holdings, Inc. (b)	1,003	9,809
Lam Research Corp.	759	323,448
Lattice Semiconductor Corp. (b)	527	25,559
Littelfuse, Inc.	118	29,977
LivePerson, Inc. (b)	130	1,838

	Shares	Value
LiveRamp Holdings, Inc. (b)	186	$4,801
Lumentum Holdings, Inc. (b)	424	33,674
MACOM Technology Solutions Holdings, Inc. (b)	345	15,904
Mandiant, Inc. (b)	1,048	22,867
Manhattan Associates, Inc. (b)	264	30,254
Marvell Technology, Inc.	4,289	186,700
Mastercard, Inc. - Class A	4,838	1,526,292
Matterport, Inc. (b)(c)	1,197	4,381
Maximus, Inc.	263	16,440
MaxLinear, Inc. (b)	475	16,140
Methode Electronics, Inc.	100	3,704
Microchip Technology, Inc.	3,205	186,146
Micron Technology, Inc.	6,278	347,048
Microsoft Corp.	40,177	10,318,659
MicroStrategy, Inc. - Class A (b)(c)	60	9,858
Mirion Technologies, Inc. (b)(c)	829	4,775
Mitek Systems, Inc. (b)	420	3,881
MKS Instruments, Inc.	300	30,789
Momentive Global, Inc. (b)	363	3,194
MongoDB, Inc. (b)	357	92,642
Monolithic Power Systems, Inc.	270	103,691
Motorola Solutions, Inc.	870	182,352
National Instruments Corp.	495	15,459
nCino, Inc. (b)	330	10,204
NCR Corp. (b)	640	19,910
NetApp, Inc.	944	61,587
NETGEAR, Inc. (b)	50	926
NetScout Systems, Inc. (b)	295	9,986
New Relic, Inc. (b)	230	11,512
NortonLifeLock, Inc.	2,886	63,377
Novanta, Inc. (b)	220	26,679
Nutanix, Inc. - Class A (b)	470	6,876
NVIDIA Corp.	13,744	2,083,453
Okta, Inc. (b)	260	23,504
ON Semiconductor Corp. (b)	2,580	129,800
Onto Innovation, Inc. (b)	206	14,366
Oracle Corp.	8,850	618,350

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.3% (a) (Continued)
Information Technology — 25.0% (Continued)
OSI Systems, Inc. (b)	100	$8,544
PagerDuty, Inc. (b)	229	5,675
Palantir Technologies, Inc. - Class A (b)	1,660	15,056
Palo Alto Networks, Inc. (b)	531	262,282
PAR Technology Corp. (b)	100	3,749
Paychex, Inc.	1,760	200,411
Paycom Software, Inc. (b)	306	85,717
Paycor HCM, Inc. (b)	376	9,776
Paylocity Holding Corp. (b)	213	37,151
Payoneer Global, Inc. (b)	6,633	26,001
PayPal Holdings, Inc. (b)	6,360	444,182
Pegasystems, Inc.	300	14,352
Perficient, Inc. (b)	167	15,312
Photronics, Inc. (b)	550	10,714
Ping Identity Holding Corp. (b)	625	11,338
Plantronics, Inc. (b)	46	1,825
Plexus Corp. (b)	184	14,444
Power Integrations, Inc.	280	21,003
Procore Technologies, Inc. (b)	428	19,427
Progress Software Corp.	200	9,060
PROS Holdings, Inc. (b)	300	7,869
PTC, Inc. (b)	569	60,507
Pure Storage, Inc. - Class A (b)	664	17,071
Q2 Holdings, Inc. (b)	240	9,257
Qorvo, Inc. (b)	651	61,402
QUALCOMM, Inc.	6,218	794,287
Qualtrics International, Inc. - Class A (b)	532	6,655
Qualys, Inc. (b)	201	25,354
Rambus, Inc. (b)	500	10,745
Rapid7, Inc. (b)	364	24,315
RingCentral, Inc. - Class A (b)	260	13,588
Riot Blockchain, Inc. (b)(c)	1,173	4,915
Rogers Corp. (b)	57	14,939
Roper Technologies, Inc.	563	222,188
Sabre Corp. (b)	1,400	8,162
Sailpoint Technologies Holdings, Inc. (b)	469	29,397

	Shares	Value
Salesforce.com, Inc. (b)	5,486	$905,409
Sanmina Corp. (b)	333	13,563
Semtech Corp. (b)	300	16,491
SentinelOne, Inc. - Class A (b)	375	8,749
ServiceNow, Inc. (b)	1,118	531,631
Silicon Laboratories, Inc. (b)	160	22,435
SiTime Corp. (b)	107	17,444
Skyworks Solutions, Inc.	852	78,929
SMART Global Holdings, Inc. (b)	454	7,432
Snowflake, Inc. - Class A (b)	177	24,614
Splunk, Inc. (b)	914	80,852
SPS Commerce, Inc. (b)	200	22,610
Squarespace, Inc. - Class A (b)(c)	680	14,226
SS&C Technologies Holdings, Inc.	1,341	77,872
Sumo Logic, Inc. (b)	1,120	8,389
SunPower Corp. (b)	450	7,115
Synaptics, Inc. (b)	208	24,554
Synopsys, Inc. (b)	786	238,708
TD SYNNEX Corp.	524	47,736
Teledyne Technologies, Inc. (b)	233	87,401
Tenable Holdings, Inc. (b)	490	22,251
Teradata Corp. (b)	534	19,763
Teradyne, Inc.	778	69,670
Texas Instruments, Inc.	5,095	782,847
The Trade Desk, Inc. - Class A (b)	1,800	75,402
The Western Union Co.	1,745	28,740
Thoughtworks Holding, Inc. (b)	729	10,286
Trimble, Inc. (b)	1,394	81,173
TTEC Holdings, Inc.	160	10,862
TTM Technologies, Inc. (b)	488	6,100
Twilio, Inc. - Class A (b)	450	37,715
Tyler Technologies, Inc. (b)	214	71,151
Ubiquiti, Inc. (c)	13	3,227
Ultra Clean Holdings, Inc. (b)	70	2,084
Unisys Corp. (b)	427	5,137
Unity Software, Inc. (b)	1,224	45,068

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.3% (a) (Continued)
Information Technology — 25.0% (Continued)
Universal Display Corp.	270	$27,308
Varonis Systems, Inc. (b)	450	13,194
Veeco Instruments, Inc. (b)	400	7,760
Verint Systems, Inc. (b)	375	15,881
VeriSign, Inc. (b)	515	86,175
Verra Mobility Corp. (b)	693	10,887
Viasat, Inc. (b)	350	10,721
Viavi Solutions, Inc. (b)	1,328	17,569
Visa, Inc. - Class A	9,889	1,947,045
Vishay Intertechnology, Inc.	806	14,363
Vishay Precision Group, Inc. (b)	129	3,758
VMware, Inc. - Class A	996	113,524
Vonage Holdings Corp. (b)	1,425	26,847
Vontier Corp.	1,074	24,691
Western Digital Corp. (b)	1,673	75,001
WEX, Inc. (b)	214	33,290
Wolfspeed, Inc. (b)	445	28,235
Workday, Inc. - Class A (b)	567	79,142
Workiva, Inc. (b)	210	13,858
Xerox Holdings Corp.	828	12,296
Xperi Holding Corp.	799	11,530
Zebra Technologies Corp. - Class A (b)	278	81,718
Zendesk, Inc. (b)	565	41,850
Zoom Video Communications, Inc. - Class A (b)	170	18,355
Zscaler, Inc. (b)	539	80,586
		50,668,841
Materials — 2.3%
Air Products and Chemicals, Inc.	1,234	296,752
Albemarle Corp.	687	143,569
Alcoa Corp.	1,053	47,996
Allegheny Technologies, Inc. (b)	328	7,449
Alpha Metallurgical Resources, Inc.	154	19,886
AptarGroup, Inc.	286	29,518
Arconic Corp. (b)	394	11,052
Ashland Global Holdings, Inc.	263	27,102

	Shares	Value
Avery Dennison Corp.	440	$71,223
Avient Corp.	483	19,359
Axalta Coating Systems Ltd. (b)	675	14,924
Balchem Corp.	122	15,828
Ball Corp.	1,558	107,144
Berry Global Group, Inc. (b)	755	41,253
Cabot Corp.	242	15,437
Carpenter Technology Corp.	200	5,582
Celanese Corp.	561	65,979
CF Industries Holdings, Inc.	913	78,271
Clearwater Paper Corp. (b)	130	4,372
Cleveland-Cliffs, Inc. (b)	2,588	39,777
Coeur Mining, Inc. (b)	2,448	7,442
Commercial Metals Co.	481	15,921
Compass Minerals International, Inc.	100	3,539
Corteva, Inc.	4,098	221,866
Crown Holdings, Inc.	631	58,159
Dow, Inc.	3,975	205,150
DuPont de Nemours, Inc.	3,097	172,131
Eagle Materials, Inc.	244	26,825
Eastman Chemical Co.	726	65,173
Ecolab, Inc.	1,484	228,180
Ferroglobe Representation & Warranty Insurance Trust (b)(d)(e)	500	—
FMC Corp.	572	61,210
Freeport-McMoRan, Inc.	7,354	215,178
GCP Applied Technologies, Inc. (b)	411	12,856
Ginkgo Bioworks Holdings, Inc. - Class A (b)(c)	—	—
Glatfelter Corp.	325	2,236
Graphic Packaging Holding Co.	1,514	31,037
Greif, Inc. - Class A	160	9,981
Hawkins, Inc.	7	252
HB Fuller Co.	168	10,115
Hecla Mining Co.	1,736	6,805
Huntsman Corp.	1,302	36,912
Ingevity Corp. (b)	129	8,145
Innospec, Inc.	129	12,357

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.3% (a) (Continued)
Materials — 2.3% (Continued)
International Flavors & Fragrances, Inc.	1,324	$157,715
International Paper Co.	1,796	75,127
Kaiser Aluminum Corp.	118	9,333
Livent Corp. (b)	818	18,560
Louisiana-Pacific Corp.	422	22,117
Martin Marietta Materials, Inc.	320	95,757
Materion Corp.	151	11,133
Minerals Technologies, Inc.	86	5,275
MP Materials Corp. (b)	807	25,889
Myers Industries, Inc.	200	4,546
Neenah, Inc.	120	4,097
NewMarket Corp.	42	12,640
Newmont Corp.	4,534	270,544
Nucor Corp.	1,222	127,589
O-I Glass, Inc. (b)	938	13,132
Olin Corp.	837	38,736
Packaging Corp. of America	487	66,962
PPG Industries, Inc.	1,541	176,198
Quaker Chemical Corp.	38	5,682
Reliance Steel & Aluminum Co.	341	57,922
Royal Gold, Inc.	341	36,412
RPM International, Inc.	797	62,740
Sealed Air Corp.	712	41,097
Sensient Technologies Corp.	230	18,529
Silgan Holdings, Inc.	400	16,540
Sonoco Products Co.	552	31,486
Southern Copper Corp.	537	26,748
Steel Dynamics, Inc.	973	64,364
Stepan Co.	148	15,000
Summit Materials, Inc. - Class A (b)	571	13,299
Sylvamo Corp.	156	5,098
The Chemours Co.	824	26,384
The Mosaic Co.	1,821	86,006
The Scotts Miracle-Gro Co.	175	13,823
The Sherwin-Williams Co.	1,412	316,161
TimkenSteel Corp. (b)	400	7,484
TriMas Corp.	876	24,256
United States Steel Corp.	1,480	26,507
Valvoline, Inc.	846	24,390

	Shares	Value
Vulcan Materials Co.	736	$104,586
Warrior Met Coal, Inc.	119	3,643
Westlake Corp.	212	20,780
Westrock Co.	1,284	51,155
Worthington Industries, Inc.	225	9,923
		4,719,308
Real Estate — 3.8%
Acadia Realty Trust	676	10,559
Agree Realty Corp.	300	21,639
Alexander & Baldwin, Inc.	213	3,823
Alexandria Real Estate Equities, Inc.	863	125,161
American Assets Trust, Inc.	425	12,622
American Campus Communities, Inc.	826	53,252
American Homes 4 Rent - Class A	2,041	72,333
American Tower Corp.	2,513	642,298
Americold Realty Trust, Inc.	988	29,680
Apartment Income REIT Corp.	833	34,653
Apartment Investment and Management Co. - Class A (b)	826	5,286
Apple Hospitality REIT, Inc.	1,244	18,249
AvalonBay Communities, Inc.	833	161,810
Boston Properties, Inc.	852	75,811
Brandywine Realty Trust	1,413	13,621
Brixmor Property Group, Inc.	1,930	39,005
Broadstone Net Lease, Inc.	607	12,450
Camden Property Trust	654	87,950
CareTrust REIT, Inc.	403	7,431
CBRE Group, Inc. - Class A (b)	1,878	138,240
Centerspace	138	11,254
Chatham Lodging Trust (b)	425	4,441
Corporate Office Properties Trust	468	12,257
Cousins Properties, Inc.	839	24,524
Crown Castle International Corp.	2,385	401,586
CubeSmart	1,418	60,577

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.3% (a) (Continued)
Real Estate — 3.8% (Continued)
DiamondRock Hospitality Co. (b)	1,727	$14,179
Digital Realty Trust, Inc.	1,648	213,960
DigitalBridge Group, Inc. (b)	3,055	14,908
Douglas Elliman, Inc.	469	2,247
Douglas Emmett, Inc.	854	19,113
Duke Realty Corp.	2,071	113,801
Easterly Government Properties, Inc. (c)	627	11,938
EastGroup Properties, Inc.	262	40,434
EPR Properties	422	19,804
Equinix, Inc.	531	348,878
Equity Commonwealth (b)	482	13,269
Equity LifeStyle Properties, Inc.	1,178	83,014
Equity Residential	1,973	142,490
Essential Properties Realty Trust, Inc.	830	17,837
Essex Property Trust, Inc.	395	103,296
eXp World Holdings, Inc. (c)	540	6,356
Extra Space Storage, Inc.	769	130,822
Federal Realty OP LP	414	39,636
First Industrial Realty Trust, Inc.	727	34,518
Four Corners Property Trust, Inc.	497	13,215
Franklin Street Properties Corp.	950	3,961
Gaming and Leisure Properties, Inc.	1,154	52,922
Getty Realty Corp.	402	10,653
Global Net Lease, Inc.	259	3,667
Healthcare Realty Trust, Inc.	875	23,800
Healthcare Trust of America, Inc. - Class A	1,448	40,414
Healthpeak Properties, Inc.	3,192	82,705
Highwoods Properties, Inc.	510	17,437
Host Hotels & Resorts, Inc.	5,623	88,169
Hudson Pacific Properties, Inc.	815	12,095

	Shares	Value
Independence Realty Trust, Inc.	1,266	$26,244
Industrial Logistics Properties Trust	175	2,464
Innovative Industrial Properties, Inc.	150	16,480
Invitation Homes, Inc.	3,739	133,034
Iron Mountain, Inc.	1,335	65,001
iStar, Inc.	512	7,019
JBG SMITH Properties	764	18,061
Jones Lang LaSalle, Inc. (b)	239	41,792
Kennedy-Wilson Holdings, Inc.	925	17,519
Kilroy Realty Corp.	620	32,445
Kimco Realty Corp.	3,401	67,238
Kite Realty Group Trust	1,402	24,241
Lamar Advertising Co. - Class A	400	35,188
Life Storage, Inc.	492	54,937
LTC Properties, Inc.	119	4,568
LXP Industrial Trust	1,125	12,082
Marcus & Millichap, Inc.	272	10,061
Medical Properties Trust, Inc.	2,958	45,169
Mid-America Apartment Communities, Inc.	700	122,269
National Health Investors, Inc.	325	19,698
National Retail Properties, Inc.	936	40,248
National Storage Affiliates Trust	580	29,041
Newmark Group, Inc. - Class A	765	7,398
NexPoint Residential Trust, Inc.	152	9,502
Office Properties Income Trust	228	4,549
Omega Healthcare Investors, Inc.	1,403	39,551
Opendoor Technologies, Inc. (b)	2,468	11,624
Orion Office REIT, Inc.	291	3,189
Outfront Media, Inc.	1,026	17,391
Paramount Group, Inc.	430	3,109

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.3% (a) (Continued)
Real Estate — 3.8% (Continued)
Park Hotels & Resorts, Inc.	982	$13,326
Pebblebrook Hotel Trust	664	11,002
Physicians Realty Trust	900	15,705
Piedmont Office Realty Trust, Inc. - Class A	1,084	14,222
PotlatchDeltic Corp.	298	13,169
Prologis, Inc.	4,322	508,483
PS Business Parks, Inc.	103	19,276
Public Storage	925	289,220
Rayonier, Inc.	487	18,204
Realty Income Corp.	3,323	226,828
Redfin Corp. (b)	630	5,191
Regency Centers Corp.	857	50,829
Retail Opportunity Investments Corp.	725	11,441
Rexford Industrial Realty, Inc.	1,133	65,249
RLJ Lodging Trust	1,430	15,773
Ryman Hospitality Properties, Inc. (b)	353	26,839
Sabra Health Care REIT, Inc.	1,436	20,061
SBA Communications Corp.	637	203,872
Service Properties Trust	1,325	6,930
Simon Property Group, Inc.	1,775	168,483
SITE Centers Corp.	809	10,897
SL Green Realty Corp.	357	16,476
Spirit MTA REIT (b)(d)(e)	300	80
Spirit Realty Capital, Inc.	600	22,668
STAG Industrial, Inc.	1,140	35,203
STORE Capital Corp.	1,295	33,774
Summit Hotel Properties, Inc. (b)	975	7,088
Sun Communities, Inc.	723	115,217
Sunstone Hotel Investors, Inc. (b)	940	9,325
Tanger Factory Outlet Centers, Inc.	756	10,750
Tejon Ranch Co. (b)	50	776
Terreno Realty Corp.	399	22,236
The Howard Hughes Corp. (b)	321	21,844
The Macerich Co.	1,517	13,213
The St Joe Co.	268	10,602

	Shares	Value
UDR, Inc.	1,888	$86,924
UMH Properties, Inc.	561	9,907
Uniti Group, Inc.	1,228	11,568
Urban Edge Properties	811	12,335
Ventas, Inc.	2,313	118,958
Veris Residential, Inc. (b)	725	9,599
VICI Properties, Inc.	6,371	189,792
Vornado Realty Trust	1,148	32,821
Washington Real Estate Investment Trust	425	9,057
Welltower, Inc.	2,651	218,310
Weyerhaeuser Co.	3,903	129,267
WP Carey, Inc.	1,175	97,361
Xenia Hotels & Resorts, Inc. (b)	900	13,077
Zillow Group, Inc. - Class A (b)	352	11,197
Zillow Group, Inc. - Class C (b)	1,001	31,782
		7,737,369
Utilities — 3.0%
ALLETE, Inc.	381	22,395
Alliant Energy Corp.	1,283	75,197
Ameren Corp.	1,315	118,823
American Electric Power Co., Inc.	2,888	277,075
American States Water Co.	220	17,932
American Water Works Co., Inc.	1,008	149,960
Atmos Energy Corp.	755	84,636
Avangrid, Inc.	311	14,343
Avista Corp.	463	20,145
Black Hills Corp.	281	20,448
California Water Service Group	191	10,610
CenterPoint Energy, Inc.	3,198	94,597
Chesapeake Utilities Corp.	102	13,214
Clearway Energy, Inc. - Class A	724	23,146
Clearway Energy, Inc. - Class C	471	16,410
CMS Energy Corp.	1,542	104,085
Consolidated Edison, Inc.	1,892	179,929
Constellation Energy Corp.	1,674	95,853

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.3% (a) (Continued)
Utilities — 3.0% (Continued)
Dominion Energy, Inc.	4,608	$367,765
DTE Energy Co.	1,009	127,891
Duke Energy Corp.	4,267	457,465
Edison International	1,940	122,686
Entergy Corp.	1,030	116,019
Essential Utilities, Inc.	1,206	55,295
Evergy, Inc.	1,289	84,107
Eversource Energy	1,841	155,509
Exelon Corp.	5,125	232,265
FirstEnergy Corp.	3,026	116,168
Hawaiian Electric Industries, Inc.	557	22,781
IDACORP, Inc.	218	23,091
MGE Energy, Inc.	150	11,675
Middlesex Water Co.	136	11,925
National Fuel Gas Co.	530	35,007
New Jersey Resources Corp.	440	19,593
NextEra Energy, Inc.	10,962	849,117
NiSource, Inc.	2,199	64,848
Northwest Natural Holding Co.	110	5,841
NorthWestern Corp.	330	19,447
NRG Energy, Inc.	1,246	47,560
OGE Energy Corp.	1,175	45,308
ONE Gas, Inc.	287	23,302
Ormat Technologies, Inc.	167	13,084
Otter Tail Corp.	196	13,157
PG&E Corp. (b)	9,114	90,958
Pinnacle West Capital Corp.	577	42,190
PNM Resources, Inc.	480	22,934
Portland General Electric Co.	500	24,165
PPL Corp.	4,078	110,636
Public Service Enterprise Group, Inc.	2,714	171,742
Sempra Energy	1,496	224,804
SJW Group	180	11,234
South Jersey Industries, Inc.	430	14,680
Southwest Gas Holdings, Inc.	325	28,301
Spire, Inc.	214	15,915
Sunnova Energy International, Inc. (b)	690	12,717

	Shares	Value
The AES Corp.	3,207	$67,379
The Southern Co.	5,849	417,092
UGI Corp.	1,205	46,525
Vistra Corp.	2,187	49,973
WEC Energy Group, Inc.	1,685	169,578
Xcel Energy, Inc.	3,037	214,898
		6,115,425

Total Common Stocks (Cost $62,690,414)		199,517,171

Total Investments at Value — 98.3% (Cost $62,690,414)		199,517,171
Other Assets in Excess of Liabilities — 1.7%		3,478,324
Net Assets — 100.0%		$202,995,495

Percentages are stated as a percent of net assets.

REIT — Real Estate Investment Trust

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	This security or a partial position of this security is on loan at June 30, 2022. The total market value of securities on loan at June 30, 2022 was $955,654.
(d)	Illiquid security. The total fair value of such securities is $80 as of June 30, 2022, representing 0.0% of net assets.
(e)

Level 3 security. Security has been valued at fair value in accordance with procedures adopted by and under the general supervision of the Board of Directors. The total value of such securities is $80 as of June 30, 2022, representing 0.0% of net assets.

The Accompanying Footnotes are an Integral Part of this Schedule of Investments.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 80.6%
Australia — 2.6%
Adbri Ltd.	11,052	$18,473
ALS Ltd.	11,187	82,534
APM Human Services International Ltd. (a)	19,708	39,256
Atlassian Corp. PLC - Class A (a)	4,400	824,560
Aurizon Holdings Ltd.	73,122	192,158
Australia & New Zealand Banking Group Ltd.	2,360	35,907
Australian Clinical Labs Ltd.	9,519	30,094
Beach Energy Ltd.	34,616	40,981
BGP Holdings Ltd. (a)(b)(c)	4,007	—
BlueScope Steel Ltd.	9,931	108,952
BWP Trust	17,294	46,431
Coles Group Ltd.	15,206	187,013
Coronado Global Resources, Inc. - CDI (d)	43,254	50,200
CSL Ltd.	9,110	1,692,715
Dexus (a)	19,656	120,351
Dicker Data Ltd.	4,350	33,165
Eclipx Group Ltd. (a)	26,379	42,105
Elders Ltd.	23,325	202,778
Emeco Holdings Ltd.	60,858	27,366
Evolution Mining Ltd.	7,762	12,484
Grange Resources Ltd.	157,434	137,597
Ingenia Communities Group	17,186	47,150
JB Hi-Fi Ltd.	5,806	154,252
Lovisa Holdings Ltd.	3,553	33,827
Metcash Ltd.	22,002	64,354
National Australia Bank Ltd.	5,386	101,860
Nine Entertainment Co. Holdings Ltd.	24,815	31,280
Northern Star Resources Ltd.	14,154	65,272
NRW Holdings Ltd.	23,085	26,990
Orora Ltd.	42,134	105,915
Perseus Mining Ltd.	41,068	44,048
Premier Investments Ltd.	2,340	31,152
QBE Insurance Group Ltd.	20,988	176,115
Sandfire Resources Ltd.	10,772	33,573
Service Stream Ltd. (a)	46,332	27,961
Seven West Media Ltd. (a)	71,252	20,142

	Shares	Value
Shopping Centres Australasia Property Group	61,786	$117,167
Sonic Healthcare Ltd.	1,710	38,983
South32 Ltd.	6,838	18,876
Telstra Corp. Ltd.	14,358	38,138
Vicinity Centres	59,239	75,084
Vulcan Steel Ltd.	13,454	71,219
Washington H Soul Pattinson & Co. Ltd.	666	10,827
West African Resources Ltd. (a)	109,565	89,780
Westpac Banking Corp.	6,097	82,111
WiseTech Global Ltd.	5,431	140,871
Woodside Energy Group Ltd.	910	19,928
Woolworths Group Ltd.	3,014	74,040
		5,666,035
Austria — 0.2%
AT&S Austria Technologie & Systemtechnik AG	1,089	58,275
OMV AG	1,607	75,468
Palfinger AG	1,266	28,933
Porr Ag	1,738	22,348
Semperit AG Holding	1,787	34,626
Telekom Austria AG	11,931	79,460
Wienerberger AG	1,198	25,735
		324,845
Belgium — 0.1%
Aedifica SA	337	32,331
Bekaert SA	2,642	86,106
Intervest Offices & Warehouses NV	950	24,900
Telenet Group Holding NV	3,023	62,928
Tessenderlo Group SA (a)	711	22,498
UCB SA	146	12,366
		241,129
Brazil — 1.0%
Ambev SA	534,700	1,367,031
Banco do Brasil SA	700	4,459
Cia de Saneamento de Minas Gerais-COPASA	15,800	34,810
Cia de Saneamento do Parana	33,300	117,523

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 80.6% (Continued)
Brazil — 1.0% (Continued)
Cury Construtora e Incorporadora SA	15,800	$18,114
Energisa SA	1,700	13,101
Equatorial Energia SA	4,900	21,422
Jalles Machado SA	42,300	61,185
Mahle-Metal Leve SA	4,700	21,150
Marfrig Global Foods SA	8,800	20,397
Mills Estruturas e Servicos de Engenharia SA	52,600	58,797
Petroleo Brasileiro SA	7,700	44,963
Petroreconcavo SA	9,400	45,802
Portobello SA	29,600	36,028
TIM SA	8,200	20,009
Vale SA	24,100	352,835
YDUQS Participacoes SA	10,600	26,533
		2,264,159
Britain — 7.9%
Abrdn Property Income Trust Ltd.	26,106	24,225
Airtel Africa PLC (d)	60,733	100,022
Alphawave IP Group PLC (a)	10,801	17,807
Ashtead Group PLC	1,822	76,434
Assura PLC	212,986	169,624
AstraZeneca PLC	16,593	2,175,040
Aviva PLC - Class B (a)	97,066	474,214
Balfour Beatty PLC	27,721	85,822
Barclays PLC	282,905	529,642
Barratt Developments PLC	9,856	54,939
Big Yellow Group PLC	8,029	128,327
BP PLC	46,745	220,164
Central Asia Metals PLC	13,212	35,639
Centrica PLC (a)	66,200	64,870
Computacenter PLC	5,044	144,206
Cranswick PLC	816	30,579
Currys PLC	20,354	16,874
Diageo PLC	3,697	159,495
Drax Group PLC	3,703	29,005
Dunelm Group PLC	3,095	30,933
EMIS Group PLC	3,542	80,429
Ferguson PLC	9,010	1,008,861
Firstgroup PLC (a)	38,250	59,344
Forterra PLC (d)	8,852	28,826

	Shares	Value
Future PLC	2,174	$46,003
Global Ship Lease, Inc. - Class A	2,226	36,774
Greggs PLC	3,082	68,285
GSK PLC	31,043	667,499
Halfords Group PLC	18,653	32,635
Harbour Energy PLC	4,327	19,178
Howden Joinery Group PLC	21,407	158,053
HSBC Holdings PLC	223,529	1,458,267
IMI PLC	10,108	144,343
Imperial Brands PLC	2,146	47,965
Indivior PLC (a)	10,244	38,582
InterContinental Hotels Group PLC	1,522	80,692
J Sainsbury PLC	368,767	916,036
John Wood Group PLC (a)	500,581	950,642
Keller Group PLC	2,436	21,583
Legal & General Group PLC	13,001	37,951
Liontrust Asset Management PLC	2,978	33,100
Lloyds Banking Group PLC	313,303	161,606
LXI REIT PLC	12,239	21,216
M&G PLC	12,454	29,517
Man Group PLC	45,194	137,568
Morgan Advanced Materials PLC	17,993	60,278
NatWest Group PLC	209,395	557,025
Next Fifteen Communications Group PLC	6,635	72,695
Ninety One PLC	11,633	28,009
OSB Group PLC	4,058	23,977
Pagegroup PLC	3,508	17,078
Pan African Resources PLC	125,929	31,823
Persimmon PLC	1,005	22,813
Pets at Home Group PLC	9,110	34,254
Reckitt Benckiser Group PLC	7,175	538,922
Redde Northgate PLC	9,752	40,045
Renewi PLC (a)	5,727	50,405
Rightmove PLC	7,524	52,064
Rio Tinto PLC	2,084	124,613
Royal Mail PLC	34,443	113,870
RS GROUP PLC	5,559	58,855
Safestore Holdings PLC	16,516	213,465

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 80.6% (Continued)
Britain — 7.9%
Serco Group PLC	70,493	$149,553
Shaftesbury PLC	14,008	89,051
Shell PLC	10,689	278,934
Shell PLC	38,779	1,005,605
Softcat PLC	2,667	42,762
Speedy Hire PLC	62,132	32,788
Spirent Communications PLC	11,323	34,270
SSE PLC	1,213	23,981
Standard Chartered PLC	89,654	675,977
Supermarket Income Reit PLC	45,975	67,044
TechnipFMC PLC (a)	111,492	750,341
Tesco PLC	321,620	1,000,350
The Restaurant Group PLC (a)	34,101	18,690
Tullow Oil PLC (a)	98,695	56,373
Unilever PLC	891	40,553
Vertu Motors PLC	64,674	42,526
Virgin Money UK PLC	10,087	16,069
Vodafone Group PLC	171,576	264,681
Watches of Switzerland Group PLC (a)(d)	1,971	18,475
Wise PLC - Class A (a)	9,793	35,457
		17,536,487
Canada — 5.3%
AGF Management Ltd. - Class B	5,488	27,329
Alimentation Couche-Tard, Inc.	2,900	113,121
Aritzia, Inc. (a)	2,081	56,342
Artis Real Estate Investment Trust	13,568	123,959
Atco Ltd. - Class I	1,578	54,063
AutoCanada, Inc. (a)	1,002	19,118
Bank of Montreal	2,800	269,254
Barrick Gold Corp.	14,000	247,545
Birchcliff Energy Ltd.	7,509	51,044
Bird Construction, Inc.	3,937	22,848
Boardwalk Real Estate Investment Trust	1,575	51,244
Boston Pizza Royalties Income Fund	1,763	20,394

	Shares	Value
BRP, Inc.	2,086	$128,382
BTB Real Estate Investment Trust	14,888	41,638
Calibre Mining Corp. (a)	31,882	24,025
Canadian Imperial Bank of Commerce	1,400	67,988
Canadian Natural Resources Ltd.	3,000	161,210
Canadian Pacific Railway Ltd.	37,360	2,609,222
Canadian Tire Corp. Ltd. - Class A	1,300	164,015
Canfor Corp. (a)	5,295	92,350
Cenovus Energy, Inc.	2,600	49,467
CGI, Inc. (a)	100	7,966
Cogeco Communications, Inc.	2,543	172,016
Cogeco, Inc.	950	50,371
Crescent Point Energy Corp.	15,998	113,721
Element Fleet Management Corp.	10,559	110,085
Empire Co. Ltd. - Class A	4,300	132,454
Enbridge, Inc.	7,100	299,842
Enerplus Corp.	2,747	36,301
ERO Copper Corp. (a)	3,063	25,866
Fairfax Financial Holdings Ltd.	900	476,919
Finning International, Inc.	7,823	164,640
First Capital Real Estate Investment Trust	20,040	233,219
George Weston Ltd.	1,850	216,116
Gildan Activewear, Inc.	8,822	253,927
Granite Real Estate Investment Trust	2,267	139,046
iA Financial Corp., Inc.	600	29,842
Imperial Oil Ltd.	4,000	188,564
Interfor Corp. (a)	3,454	69,606
Jamieson Wellness, Inc. (d)	689	19,168
Kinross Gold Corp.	34,200	121,687
Linamar Corp.	554	23,474
Lululemon Athletica, Inc. (a)	5,600	1,526,616
Lundin Mining Corp.	4,300	27,259
Manulife Financial Corp.	4,420	76,643
Methanex Corp.	486	18,565

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 80.6% (Continued)
Canada — 5.3% (Continued)
National Bank of Canada	1,400	$91,872
Onex Corp.	900	44,818
Parex Resources, Inc.	13,707	232,142
Parkland Corp. (a)	3,200	86,911
Pembina Pipeline Corp.	800	28,278
Pet Valu Holdings Ltd.	1,466	35,192
Resolute Forest Products, Inc. (a)	1,483	18,964
Royal Bank of Canada	2,200	213,027
Russel Metals, Inc.	3,376	68,244
Shopify, Inc. - Class A (a)	18,000	562,320
Spin Master Corp. (a)(d)	733	23,923
Stelco Holdings, Inc.	2,302	57,550
Stella-Jones, Inc.	1,345	33,959
Suncor Energy, Inc.	2,300	80,693
Teck Resources Ltd. - Class B	1,125	34,400
TFI International, Inc.	400	32,110
The Bank of Nova Scotia	5,181	306,626
The Descartes Systems Group, Inc. (a)	2,099	130,437
The North West Co., Inc.	3,246	83,949
The Toronto-Dominion Bank	2,400	157,383
Thomson Reuters Corp.	1,400	145,949
TMX Group Ltd.	100	10,177
Toromont Industries Ltd.	200	16,172
Tourmaline Oil Corp.	100	5,200
Tricon Residential, Inc.	12,006	121,720
Vermilion Energy, Inc.	2,411	45,890
Wajax Corp.	1,421	22,200
West Fraser Timber Co. Ltd.	700	53,713
Western Forest Products, Inc.	45,972	51,786
Whitecap Resources, Inc.	6,227	43,248
WSP Global, Inc.	600	67,840
		11,835,164
Chile — 0.1%
Cia Cervecerias Unidas SA	1,421	8,981
Empresa Nacional de Telecomunicaciones SA	11,905	37,221
Enel Americas SA	457,901	43,462
Enel Chile SA	1,099,059	24,852

	Shares	Value
Falabella SA	6,418	$15,037
		129,553
China — 4.7%
360 DigiTech, Inc. - ADR	3,416	59,097
Alibaba Group Holding Ltd. (a)	120,548	1,719,582
Angang Steel Co. Ltd. - Class H	52,000	19,455
Anhui Conch Cement Co. Ltd. - Class H	19,300	84,375
ANTA Sports Products Ltd.	5,900	73,840
AviChina Industry & Technology Co. Ltd. - Class H	98,000	56,882
BAIC Motor Corp. Ltd. - Class H (d)	67,500	22,738
Baidu, Inc. - Class A (a)	2,400	45,112
Baidu, Inc. - ADR (a)	4,295	638,795
Bank of Jiangsu Co. Ltd. - Class A	29,300	31,191
Beijing United Information Technology Co. Ltd. - Class A	725	9,605
Bloomage Biotechnology Corp Ltd. - Class A	652	13,874
BOE Technology Group Co. Ltd. - Class A	88,200	51,908
BYD Co. Ltd. - Class A	1,200	60,131
BYD Co. Ltd. - Class H	7,500	302,102
BYD Electronic International Co. Ltd.	12,500	39,362
China BlueChemical Ltd. - Class H	150,000	43,238
China Construction Bank Corp. - Class A	16,700	15,128
China Construction Bank Corp. - Class H	752,000	505,601
China Galaxy Securities Co. Ltd. - Class A	6,900	9,978
China Galaxy Securities Co. Ltd. - Class H	113,300	65,528
China Medical System Holdings Ltd.	23,000	35,948
China Modern Dairy Holdings Ltd.	505,000	76,064

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 80.6% (Continued)
China — 4.7% (Continued)
China National Building Material Co. Ltd. - Class H	14,000	$14,993
China Petroleum & Chemical Corp. - Class A	74,900	45,604
China Petroleum & Chemical Corp. - Class H	318,000	142,903
China Reinsurance Group Corp. - Class H	588,000	48,746
China Renaissance Holdings Ltd. (d)	18,700	23,518
China Yongda Automobiles Services Holdings Ltd.	30,500	28,875
Chongqing Brewery Co. Ltd. - Class A	1,200	26,328
COFCO Joycome Foods Ltd.	109,000	52,909
COSCO SHIPPING Holdings Co. Ltd. - Class A	30,200	62,922
COSCO SHIPPING Holdings Co. Ltd. - Class H	43,500	60,865
Country Garden Services Holdings Co. Ltd.	2,500	11,377
Daqo New Energy Corp. - ADR (a)	880	62,814
Ecovacs Robotics Co. Ltd. - Class A	900	16,418
Excellence Commercial Property & Facilities Management Group Ltd.	64,000	32,199
Focus Media Information Technology Co. Ltd. - Class A	13,839	13,947
Fufeng Group Ltd.	126,000	80,925
G-bits Network Technology Xiamen Co. Ltd. - Class A	200	11,613
Haitong Securities Co. Ltd. - Class A	19,600	28,771
Hangzhou Tigermed Consulting Co. Ltd. - Class A	300	5,140
Hangzhou Tigermed Consulting Co. Ltd. - Class A	600	10,280

	Shares	Value
Industrial & Commercial Bank of China Ltd. - Class H	394,100	$234,264
JCET Group Co. Ltd. - Class A	3,000	12,087
JD.com, Inc. - Class A	1,791	57,910
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. - Class A	3,300	90,436
JiuGui Liquor Co. Ltd. - Class A	524	14,570
Kanzhun Ltd. - ADR (a)	1,077	28,304
Li Auto, Inc. - ADR (a)	7,119	272,729
Li Ning Co. Ltd.	152,000	1,436,796
Livzon Pharmaceutical Group, Inc. - Class A	1,400	7,579
LONGi Green Energy Technology Co. Ltd. - Class A	3,388	33,725
Maanshan Iron & Steel Co. Ltd. - Class H	60,000	18,382
Ming Yuan Cloud Group Holdings Ltd.	9,000	14,665
NetDragon Websoft Holdings Ltd.	19,000	41,302
NetEase, Inc.	1,900	35,559
Newborn Town, Inc. (a)	92,000	34,405
Ningbo Ronbay New Energy Technology Co. Ltd. - Class A	1,001	19,403
NIO, Inc. - ADR (a)	6,145	133,469
PetroChina Co. Ltd. - Class A	50,500	39,877
PetroChina Co. Ltd. - Class H	454,000	213,692
Pinduoduo, Inc. - ADR (a)	66	4,079
Powerlong Commercial Management Holdings Ltd.	27,500	18,951
SAIC Motor Corp. Ltd. - Class A	16,668	44,403
Seazen Holdings Co. Ltd. - Class A	5,500	21,000
Shaanxi Coal Industry Co. Ltd. - Class A	3,000	9,529
Shanghai Pharmaceuticals Holding Co. Ltd. - Class A	2,700	7,313

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 80.6% (Continued)
China — 4.7% (Continued)
Shenzhou International Group Holdings Ltd.	68,100	$836,997
Sinotruk Hong Kong Ltd.	14,000	19,795
Suzhou Maxwell Technologies Co. Ltd. - Class A	400	29,376
Tencent Holdings Ltd.	2,180	99,001
Tongdao Liepin Group (a)	17,000	21,412
Trip.com Group Ltd. - ADR (a)	52,454	1,439,862
West China Cement Ltd.	144,000	18,188
Xinte Energy Co. Ltd. - Class H	12,000	36,598
XPeng, Inc. - ADR (a)	7,521	238,717
Yangzijiang Shipbuilding Holdings Ltd.	97,600	65,406
Zhejiang HangKe Technology, Inc. Co. - Class A	943	9,895
Zhejiang Huayou Cobalt Co. Ltd. - Class A	650	9,311
Zoomlion Heavy Industry Science and Technology Co. Ltd. - Class A	16,600	15,295
Zoomlion Heavy Industry Science and Technology Co. Ltd. - Class H	46,800	25,045
		10,470,008
Colombia — 0.0% (e)
Bancolombia SA	255	2,088

Czech — 0.3%
CEZ AS	15,990	720,561
Komercni Banka AS	129	3,638
		724,199
Denmark — 2.7%
ALK-Abello A/S (a)	1,140	19,828
AP Moller - Maersk A/S - Class A	47	108,977
AP Moller - Maersk A/S - Class B	362	850,233
Chemometec A/S	294	31,463
D/S Norden A/S	3,656	126,911

	Shares	Value
Danske Bank A/S	28,150	$398,970
DSV A/S	5,250	735,098
Genmab A/S (a)	1,410	457,364
ISS A/S (a)	2,351	37,351
Jyske Bank A/S (a)	2,357	115,431
Novo Nordisk A/S - Class B	26,359	2,925,621
Per Aarsleff Holding A/S	651	19,526
Ringkjoebing Landbobank A/S	467	50,962
Royal Unibrew A/S	391	34,847
Scandinavian Tobacco Group A/S (d)	6,449	126,386
Solar A/S - Class B	287	24,529
		6,063,497
Egypt — 0.0% (e)
Abou Kir Fertilizers & Chemical Industries	28,664	34,641

Finland — 1.1%
Kesko Oyj - Class B	9,106	214,966
Nokia Oyj	334,575	1,558,517
Nordea Bank Abp	24,162	212,787
Sampo Oyj - Class A	4,557	198,446
Terveystalo Oyj (d)	2,069	22,166
Uponor Oyj	3,748	51,785
Valmet Oyj	2,496	61,310
		2,319,977
France — 5.8%
Accor SA (a)	17,852	490,287
Airbus SE	1,539	151,112
Amundi SA (d)	17,903	991,042
AXA SA	797	18,112
Biosynex	3,555	70,782
Bouygues SA	9,135	282,512
Bureau Veritas SA	3,911	100,275
Cie de Saint-Gobain	2,931	127,319
Cie Generale des Etablissements Michelin SCA	43,324	1,191,292
Coface SA (a)	4,969	51,947
Dassault Systemes SE	3,501	129,724
Derichebourg SA	5,185	30,286
Elis SA	4,320	58,180
Engie SA	24,519	284,579
Equasens	277	22,135

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 80.6% (Continued)
France — 5.8% (Continued)
Eurobio Scientific SA (a)	1,857	$41,476
Hermes International	173	195,444
Jacquet Metals SACA	1,525	26,296
Kering SA	925	480,594
Legrand SA	1,050	78,146
L’Oreal SA	123	42,498
LVMH Moet Hennessy Louis Vuitton SE	3,525	2,175,404
Mersen SA	747	22,296
Nexity SA	1,861	50,129
Pernod Ricard SA	6,750	1,250,346
Publicis Groupe SA	9,826	485,098
Rexel SA	97,134	1,495,644
Rothschild & Co.	745	25,194
Rubis SCA	793	18,645
Sanofi	1,171	118,419
Schneider Electric SE	8,510	1,008,169
SCOR SE	17,625	378,958
Societe BIC SA	2,935	160,964
Technip Energies NV	4,118	51,374
Television Francaise 1	5,013	35,509
Thales SA	255	31,280
TotalEnergies SE	7,804	411,366
Verallia SA (d)	2,082	49,750
Vicat SA	1,203	33,188
Virbac SA	332	129,324
		12,795,095
Georgia — 0.0% (e)
TBC Bank Group PLC	1,968	30,293

Germany — 2.7%
Adesso SE	296	45,412
adidas AG	435	76,935
Allianz SE	2,459	469,411
Atoss Software AG	301	38,162
Aurubis AG	1,097	74,448
BASF SE	33,764	1,469,285
Bayerische Motoren Werke AG	1,138	87,612
Cliq Digital AG	2,736	77,735
Covestro AG (d)	35,838	1,238,616
Daimler Truck Holding AG (a)	1,586	41,393

	Shares	Value
Dermapharm Holding SE	585	$29,130
Deutsche Post AG	4,306	161,326
Fresenius Medical Care AG & Co. KGaA	25,717	1,284,418
Gerresheimer AG	402	26,131
Hornbach Holding AG & Co. KGaA	282	23,169
Infineon Technologies AG	2,274	55,020
K+S AG	917	22,296
Kloeckner & Co. SE	5,264	40,139
Koenig & Bauer AG (a)	1,809	25,949
Mercedes-Benz Group AG	3,173	183,622
Merck KGaA	362	61,098
MLP SE	5,098	30,558
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	211	49,585
ProSiebenSat.1 Media SE	2,137	19,730
Rheinmetall AG	620	143,169
RWE AG	873	32,175
Salzgitter AG	1,004	24,431
Sirius Real Estate Ltd.	42,096	45,720
Suedzucker AG	1,830	29,504
Synlab AG	3,593	62,531
TUI AG (a)	15,344	24,804
Wacker Neuson SE	2,774	47,931
Wuestenrot & Wuerttembergische AG	1,202	21,257
		6,062,702
Gibraltar — 0.0% (e)
888 Holdings PLC	20,636	42,358

Greece — 0.1%
Danaos Corp. (f)	246	15,523
FF Group (a)(b)	2,880	—
Hellenic Telecommunications Organization SA	2,987	52,062
National Bank of Greece SA (a)	18,469	55,253
		122,838
Hong Kong — 2.7%
AIA Group Ltd.	203,965	2,240,382

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 80.6% (Continued)
Hong Kong — 2.7% (Continued)
Beijing Enterprises Holdings Ltd.	41,500	$147,793
Bosideng International Holdings Ltd.	36,000	22,390
Brilliance China Automotive Holdings Ltd. (a)(b)	658,000	—
China Everbright Ltd.	42,000	39,583
China Overseas Land & Investment Ltd.	262,000	838,151
China Resources Land Ltd.	6,000	28,377
China Taiping Insurance Holdings Co. Ltd.	40,200	49,705
China Traditional Chinese Medicine Holdings Co. Ltd.	112,000	69,294
China Water Affairs Group Ltd.	34,000	31,679
First Pacific Co. Ltd.	368,000	142,749
Futu Holdings Ltd. - ADR (a)(f)	792	41,350
Galaxy Entertainment Group Ltd.	260,000	1,555,853
Geely Automobile Holdings Ltd.	25,000	57,135
Hang Lung Properties Ltd.	3,000	5,694
Hutchison Port Holdings Trust	132,700	31,222
Jardine Matheson Holdings Ltd.	2,900	152,634
Johnson Electric Holdings Ltd.	18,000	23,423
Kerry Logistics Network Ltd.	24,000	51,700
Kingboard Laminates Holdings Ltd.	36,500	45,126
New World Development Co. Ltd.	4,000	14,439
Orient Overseas International Ltd.	1,000	26,600
Perfect Medical Health Management Ltd.	46,000	24,772
Sino Biopharmaceutical Ltd.	54,000	34,777
Sun Hung Kai Properties Ltd.	6,500	76,912

	Shares	Value
Swire Pacific Ltd. - Class A	1,500	$9,013
Tam Jai International Co. Ltd. (a)	125,000	45,806
Texhong Textile Group Ltd.	47,500	50,359
VSTECS Holdings Ltd.	56,000	44,798
		5,901,716
Hungary — 0.0% (e)
MOL Hungarian Oil & Gas PLC	259	2,006

India — 1.4%
APL Apollo Tubes Ltd. (a)	4,529	48,850
Apollo Hospitals Enterprise Ltd.	3,248	151,677
Bharat Petroleum Corp. Ltd.	33,893	132,535
Bharti Airtel Ltd. (a)	10,611	92,152
Chambal Fertilisers and Chemicals Ltd.	16,436	55,517
Computer Age Management Services Ltd.	1,080	30,814
Coromandel International Ltd.	2,254	27,243
EID Parry India Ltd.	3,709	24,971
GAIL India Ltd.	8,266	14,162
GHCL Ltd.	8,310	59,549
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	9,256	67,167
Gujarat State Fertilizers & Chemicals Ltd.	19,973	33,449
Hero MotoCorp Ltd.	532	18,356
Hindustan Petroleum Corp. Ltd.	12,019	33,088
Indian Energy Exchange Ltd. (d)	9,111	18,358
Indian Oil Corp. Ltd.	109,350	102,944
Indraprastha Gas Ltd.	10,990	49,596
J Kumar Infraprojects Ltd.	6,046	21,918
KPIT Technologies Ltd.	8,554	56,282
Mahindra & Mahindra Ltd.	9,653	133,857
Mastek Ltd.	612	16,659
Motilal Oswal Financial Services Ltd.	6,473	62,923
Newgen Software Technologies Ltd.	4,883	22,147

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 80.6% (Continued)
India — 1.4% (Continued)
NTPC Ltd.	149,751	$271,221
Oil India Ltd.	19,689	62,629
Page Industries Ltd.	199	101,400
Persistent Systems Ltd.	595	25,579
Polyplex Corp. Ltd.	2,886	81,168
Power Grid Corp. of India Ltd.	60,406	162,306
PTC India Ltd.	47,442	45,749
Rail Vikas Nigam Ltd.	59,709	22,720
Rashtriya Chemicals & Fertilizers Ltd.	34,529	34,152
Redington India Ltd.	35,600	56,735
Sansera Engineering Ltd. (a)(d)	5,937	49,955
Shyam Metalics & Energy Ltd.	10,274	36,561
Siemens Ltd.	2,628	79,984
Sonata Software Ltd.	4,061	34,459
State Bank of India	22,244	131,506
Suven Pharmaceuticals Ltd.	3,857	22,609
The Great Eastern Shipping Co. Ltd.	17,501	87,827
The Karnataka Bank Ltd.	92,622	76,329
The Karur Vysya Bank Ltd.	137,895	78,649
Timken India Ltd.	1,497	45,128
United Spirits Ltd. (a)	11,408	109,926
Vedanta Ltd.	14,602	41,322
WNS Holdings Ltd. - ADR (a)	1,919	143,234
		3,075,362
Indonesia — 0.2%
Aneka Tambang Tbk	329,700	39,684
Astra Agro Lestari Tbk PT	68,800	45,269
Astra International Tbk PT	22,000	9,776
Bank Tabungan Negara Persero Tbk PT	336,700	32,926
Indofood Sukses Makmur Tbk PT	53,100	25,137
Industri Jamu Dan Farmasi Sido Muncul Tbk PT	1,008,700	67,708
Kalbe Farma Tbk PT	1,407,100	156,787
		377,287

	Shares	Value
Ireland — 2.9%
Accenture PLC - Class A	7,150	$1,985,198
Bank of Ireland Group PLC	78,216	494,470
Experian PLC	62,803	1,841,074
ICON PLC (a)	8,350	1,809,445
James Hardie Industries PLC - CDI	6,783	148,574
Keywords Studios PLC	1,109	29,554
Origin Enterprises PLC	13,604	58,594
		6,366,909
Isle Of Man — 0.0% (e)
Playtech PLC (a)	2,963	19,532

Israel — 0.2%
Africa Israel Residences Ltd.	1,038	53,654
Ashtrom Group Ltd.	2,043	45,149
Danel Adir Yeoshua Ltd.	454	57,497
Delta Galil Industries Ltd.	750	37,001
Ilex Medical Ltd.	557	20,215
Palram Industries 1990 Ltd.	1,812	21,856
Perion Network Ltd. (a)	1,191	21,652
Plus500 Ltd.	4,497	91,594
Radware Ltd. (a)	1,286	27,868
The Phoenix Holdings Ltd.	1,938	19,240
		395,726
Italy — 2.1%
Anima Holding SpA (d)	11,228	41,419
Assicurazioni Generali SpA	21,821	349,501
Azimut Holding SpA	1,400	24,497
Banco BPM SpA	38,722	111,102
Buzzi Unicem SpA	2,643	43,446
Carel Industries SpA (d)	1,558	30,988
Digital Bros SpA	1,029	27,446
El.En. SpA	8,974	116,840
Enel SpA	183,323	1,007,619
Eni SpA	39,471	468,909
Exprivia SpA	14,272	24,222
Ferrari NV	9,515	1,754,963
Fila SpA	2,822	24,610
Hera SpA	37,831	109,810
Iren SpA	11,747	25,738
Leonardo SpA	20,061	203,641
Moncler SpA	2,486	107,391
Piaggio & C SpA	15,549	36,542

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 80.6% (Continued)
Italy — 2.1% (Continued)
Recordati Industria Chimica e Farmaceutica SpA	347	$15,162
Reply SpA	413	50,319
Sanlorenzo SpA	1,093	36,774
Sesa SpA	150	19,061
Stevanato Group SpA	4,995	78,971
Terna - Rete Elettrica Nazionale	574	4,512
		4,713,483
Japan — 11.1%
ADEKA Corp.	3,100	53,586
Advantest Corp	700	37,194
Aisan Industry Co. Ltd.	4,200	22,091
Asahi Kasei Corp	11,700	89,412
Astena Holdings Co. Ltd.	7,800	25,654
Asteria Corp.	3,400	24,788
Bell System24 Holdings, Inc.	6,400	65,382
Belluna Co. Ltd.	6,700	36,810
Benesse Holdings, Inc.	1,400	22,680
BML, Inc.	1,000	25,996
Bunka Shutter Co. Ltd.	3,900	28,702
Canon, Inc.	1,800	40,950
Careerlink Co. Ltd.	5,500	78,549
Central Japan Railway Co.	100	11,544
Cosmo Energy Holdings Co. Ltd.	2,600	72,237
Daihen Corp.	900	27,820
Dai-ichi Life Holdings, Inc.	6,800	125,533
Daiken Corp.	3,400	45,925
Dear Life Co. Ltd.	9,900	41,826
Disco Corp.	1,100	259,124
East Japan Railway Co.	2,000	102,331
Eisai Co. Ltd.	800	33,779
EJ Holdings, Inc.	3,500	30,686
Electric Power Development Co. Ltd.	4,300	71,101
ENEOS Holdings, Inc.	75,500	285,012
Exedy Corp.	8,700	110,412
FIDEA Holdings Co. Ltd.	2,600	24,654
Fukuoka Financial Group, Inc.	30,100	542,368
Glory Ltd.	3,800	57,397

	Shares	Value
GMO Payment Gateway, Inc.	1,000	$70,497
H.U. Group Holdings, Inc.	5,000	108,610
Hokkaido Electric Power Co., Inc.	11,900	43,266
Honda Motor Co. Ltd.	66,200	1,601,348
Horiba Ltd.	700	29,652
Hosiden Corp.	3,300	29,901
Hulic Reit, Inc.	30	35,312
Idemitsu Kosan Co. Ltd.	1,600	38,434
IDOM, Inc.	8,000	43,883
Iino Kaiun Kaisha Ltd.	5,000	25,227
INFRONEER Holdings, Inc.	9,100	64,751
ISB Corp	4,700	35,014
Iseki & Co. Ltd.	3,200	27,681
Isuzu Motors Ltd.	87,600	965,820
Itfor, Inc.	5,400	30,303
ITOCHU Corp.	2,300	62,203
Itochu Techno-Solutions Corp.	200	4,877
Itoham Yonekyu Holdings, Inc.	22,000	111,872
J Trust Co. Ltd.	11,100	36,114
Jaccs Co. Ltd.	2,300	56,910
Japan Communications, Inc. (a)	14,400	21,347
Japan Post Bank Co. Ltd.	9,900	77,001
Japan Post Holdings Co. Ltd.	35,700	255,071
Japan System Techniques Co. Ltd.	1,400	25,412
Japan Tobacco, Inc.	1,800	31,134
JINUSHI Co. Ltd.	1,700	25,356
J-Lease Co. Ltd.	2,500	36,720
Joshin Denki Co. Ltd.	1,600	22,938
JSB Co. Ltd.	900	21,137
Juki Corp.	6,800	35,374
Juroku Financial Group, Inc.	3,200	55,212
JVCKenwood Corp.	75,100	97,799
Kajima Corp.	3,800	43,633
Kaneka Corp.	5,200	128,111
Kanto Denka Kogyo Co. Ltd.	3,100	20,196
Kawasaki Kisen Kaisha Ltd.	400	24,472

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 80.6% (Continued)
Japan — 11.1% (Continued)
KDDI Corp.	1,800	$56,919
Keyence Corp.	4,980	1,704,303
KFC Holdings Japan Ltd.	1,800	37,723
Kintetsu World Express, Inc.	2,300	70,728
Kirin Holdings Co. Ltd.	1,600	25,216
Ki-Star Real Estate Co. Ltd.	1,000	34,674
Kobe Steel Ltd.	24,100	109,449
Komatsu Ltd.	75,200	1,674,025
Komeri Co. Ltd.	1,800	34,996
Komori Corp.	20,700	124,900
Kosaido Holdings Co. Ltd. (a)	9,300	75,589
Kurabo Industries Ltd.	2,200	31,505
Kuraray Co. Ltd.	2,700	21,805
KYB Corp.	1,200	27,395
Kyocera Corp	100	5,353
Lasertec Corp.	9,700	1,145,303
Lawson, Inc.	1,700	56,524
Macnica Fuji Electronics Holdings, Inc.	5,700	109,979
Marubeni Corp.	7,200	64,994
Maruha Nichiro Corp.	1,600	30,131
Maxell Ltd.	3,000	29,158
Mazda Motor Corp.	6,200	50,772
Meiko Network Japan Co. Ltd.	4,800	21,801
Mimasu Semiconductor Industry Co. Ltd.	4,400	67,811
Mirai Corp.	340	125,070
MISUMI Group, Inc.	3,300	69,647
Mitsubishi UFJ Financial Group, Inc.	500	2,675
Mitsui & Co. Ltd.	18,900	417,365
Mitsui Chemicals, Inc.	2,500	53,302
Mitsui-Soko Holdings Co. Ltd.	4,500	95,642
Mizuho Financial Group, Inc.	23,000	261,539
Mizuho Medy Co. Ltd.	1,400	26,284
Mochida Pharmaceutical Co. Ltd.	900	21,599
MOS Food Services, Inc.	1,300	29,938

	Shares	Value
MS&AD Insurance Group Holdings, Inc.	19,200	$588,648
Murata Manufacturing Co. Ltd.	500	27,080
Nachi-Fujikoshi Corp.	2,600	66,543
NGK Insulators Ltd.	1,700	22,925
Nihon M&A Center Holdings, Inc.	2,100	22,369
Nintendo Co. Ltd.	1,300	561,850
Nippon Electric Glass Co. Ltd.	4,200	79,999
NIPPON EXPRESS HOLDINGS, INC.	100	5,435
Nippon Light Metal Holdings Co. Ltd.	1,900	20,933
NIPPON REIT Investment Corp	11	29,518
Nippon Sheet Glass Co. Ltd. (a)	24,400	68,764
Nippon Steel Corp.	9,600	133,992
Nippon Steel Trading Corp.	1,700	63,811
Nippon Suisan Kaisha Ltd.	23,900	100,978
Nippon Telegraph & Telephone Corp.	10,100	289,993
Nippon Thompson Co. Ltd.	4,900	18,656
Nipro Corp.	16,000	125,900
Nishi-Nippon Financial Holdings, Inc.	13,600	75,228
Nisshinbo Holdings, Inc.	30,300	228,155
Nitto Denko Corp.	2,400	155,459
Okamura Corp.	7,300	65,260
Onoken Co. Ltd.	5,100	52,608
Osaka Soda Co. Ltd.	1,900	44,840
Panasonic Holdings Corp.	121,841	985,640
Qol Holdings Co. Ltd.	10,800	112,413
Recruit Holdings Co. Ltd.	3,300	97,315
Resona Holdings, Inc.	154,000	576,941
Resorttrust, Inc.	1,400	22,871
Restar Holdings Corp.	2,300	32,343
Riken Corp.	1,200	20,708
Riken Vitamin Co. Ltd.	2,300	28,826
Rock Field Co. Ltd.	2,300	24,626
S Foods, Inc.	1,200	27,563
Sakai Chemical Industry Co. Ltd.	1,500	20,887

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 80.6% (Continued)
Japan — 11.1% (Continued)
Sanei Architecture Planning Co. Ltd.	2,700	$32,713
SCREEN Holdings Co. Ltd.	900	60,358
Seiko Epson Corp.	2,700	38,235
Seino Holdings Co. Ltd.	7,200	57,669
Shidax Corp.	14,700	74,601
Shimadzu Corp.	2,500	79,127
Shimano, Inc.	1,300	219,906
Shin-Etsu Chemical Co. Ltd.	1,200	135,467
Shionogi & Co. Ltd.	2,300	116,268
SKY Perfect JSAT Holdings, Inc.	37,900	150,898
SoftBank Corp.	7,600	84,352
SoftBank Group Corp.	100	3,865
Sohgo Security Services Co. Ltd.	800	22,244
SOSiLA Logistics REIT, Inc.	32	34,154
Sparx Group Co. Ltd.	27,300	53,359
Star Asia Investment Corp.	127	57,476
Stella Chemifa Corp.	2,400	42,239
Sumitomo Corp.	33,300	455,445
Sumitomo Forestry Co. Ltd.	1,700	24,115
Sumitomo Mitsui Financial Group, Inc.	28,300	840,482
Sumitomo Pharma Co. Ltd.	13,500	108,610
Sun Frontier Fudousan Co. Ltd.	6,400	52,764
T&D Holdings, Inc.	24,600	294,013
Taihei Dengyo Kaisha Ltd.	1,200	26,112
Takaoka Toko Co. Ltd.	3,300	41,229
Takara Leben Co. Ltd.	30,800	81,772
Takara Leben Real Estate Investment Corp.	158	136,610
Takasho Co. Ltd.	3,900	21,538
Takeda Pharmaceutical Co. Ltd.	36,900	1,036,985
The 77 Bank Ltd.	3,800	50,859
The Aichi Bank Ltd.	2,100	81,898
The Ogaki Kyoritsu Bank Ltd.	1,400	17,763
The Oita Bank Ltd.	2,200	30,292
Toho Gas Co. Ltd.	2,500	60,295
Tokyo Electron Ltd.	500	162,181

	Shares	Value
Tokyo Gas Co. Ltd.	6,600	$136,550
Tokyo Seimitsu Co. Ltd.	1,100	35,948
Tokyotokeiba Co. Ltd.	1,600	46,317
Tokyu Fudosan Holdings Corp.	6,900	36,342
Toray Industries, Inc.	64,000	359,319
Tosei Corp.	2,000	18,584
Tosoh Corp.	4,700	58,413
Toyo Seikan Group Holdings Ltd.	9,600	100,471
Toyo Tire Corp.	5,200	64,991
Toyobo Co. Ltd.	6,500	48,036
Toyota Motor Corp.	10,800	166,328
Toyota Tsusho Corp.	1,300	42,494
Transcosmos, Inc.	1,000	25,709
TV Asahi Holdings Corp.	2,000	21,800
Uchida Yoko Co. Ltd.	1,000	37,022
Unitika Ltd. (a)	19,000	32,514
Wakita & Co. Ltd.	2,700	23,792
Xebio Holdings Co. Ltd.	26,200	178,614
Yokorei Co. Ltd.	5,400	35,035
		24,503,495
Jersey — 0.0% (e)
Centamin PLC	33,893	32,266

Luxembourg — 0.0% (e)
Reinet Investments SCA	3,446	60,501

Malaysia — 0.1%
Bumi Armada Bhd (a)	562,300	49,027
Cahya Mata Sarawak Bhd	114,500	25,574
Eco World Development Group Bhd	133,400	20,152
HAP Seng Consolidated Bhd	24,500	39,648
Hong Leong Financial Group Bhd	1,100	4,621
RHB Bank Bhd	3,500	4,552
Telekom Malaysia Bhd	21,600	25,741
TIME dotCom Bhd	39,500	39,295
		208,610

Malta — 0.0% (e)
Kambi Group PLC (a)	1,221	19,991

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 80.6% (Continued)
Mauritius — 0.0% (e)
Capital Ltd.	80,609	$82,468

Mexico — 0.3%
Alfa SAB de CV - Class A	109,000	77,511
America Movil SAB de CV	1,200	1,228
Arca Continental SAB de CV	15,700	103,548
Bolsa Mexicana de Valores SAB de CV	38,600	68,142
Controladora Vuela Cia de Aviacion SAB de CV - ADR (a)	1,328	13,639
GCC SAB de CV	5,800	35,934
Genomma Lab Internacional SAB de CV - Class B	38,600	38,697
Grupo Aeroportuario del Sureste SAB de CV - Class B	6,345	125,076
Industrias Penoles SAB de CV	5,500	51,011
Orbia Advance Corp. SAB de CV	41,700	97,876
Promotora y Operadora de Infraestructura SAB de CV	9,060	66,616
		679,278
Netherlands — 3.7%
Adyen NV (a)(d)	1,090	1,602,325
ASM International NV	4,200	1,060,661
ASML Holding NV	1,546	746,146
ASML Holding NV - ADR	3,850	1,832,138
ASR Nederland NV	4,412	179,382
Eurocommercial Properties NV	1,732	37,489
Heijmans NV - CVA	3,681	41,079
ING Groep NV	122,181	1,212,594
Koninklijke Ahold Delhaize NV	9,966	259,732
Ordina NV	19,641	98,038
Randstad NV	21,886	1,067,318
Signify NV (d)	1,954	65,345
Stellantis NV	302	3,761

	Shares	Value
Van Lanschot Kempen NV - ADR	3,604	$84,080
		8,290,088
New Zealand — 0.0% (e)
Summerset Group Holdings Ltd.	8,948	53,579

Norway — 0.3%
2020 Bulkers Ltd.	1,884	21,574
Belships ASA	28,510	57,808
BW Offshore Ltd.	7,035	19,048
DNB Bank ASA	15,648	281,620
DNO ASA	39,943	55,093
Equinor ASA	3,824	133,019
Europris ASA (d)	8,843	41,410
Panoro Energy ASA (a)	17,040	48,682
Rana Gruber ASA	13,112	59,982
Veidekke ASA	2,030	18,464
		736,700
Peru — 0.0% (e)
Hochschild Mining PLC	32,134	37,749

Philippines — 0.1%
BDO Unibank, Inc.	60,430	121,434
DMCI Holdings, Inc.	210,800	33,760
GT Capital Holdings, Inc.	1,190	10,582
Metro Pacific Investments Corp.	936,000	60,089
Metropolitan Bank & Trust Co.	46,380	40,272
Robinsons Land Corp.	65,600	20,554
		286,691
Poland — 0.2%
Enea SA (a)	21,108	46,002
Grupa Azoty SA (a)	3,989	40,067
PGE Polska Grupa Energetyczna SA (a)	56,722	135,167
Santander Bank Polska SA	958	49,967
Tauron Polska Energia SA (a)	115,292	88,659
		359,862
Portugal — 0.2%
Banco Comercial Portugues SA - Class R	267,417	46,728

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 80.6% (Continued)
Portugal — 0.2% (Continued)
EDP - Energias de Portugal SA	3,470	$16,218
Galp Energia SGPS SA	55	645
Jeronimo Martins SGPS SA	5,203	113,090
Sonae SGPS SA	108,448	133,533
		310,214
Qatar — 0.1%
Industries Qatar QSC	39,092	171,711
Qatar Fuel QSC	5,315	26,051
Qatar Islamic Bank SAQ	6,972	42,677
		240,439
Russia — 0.0% (e)
Mechel PJSC - ADR (a)(b)(c)	6,500	—
Novolipetsk Steel PJSC (b)	46,050	—
PhosAgro PJSC - GDR (b)	5,089	—
Sberbank of Russia PJSC (a)(b)(c)	29,200	—
Severstal PAO (b)(c)	608	—
Surgutneftegas PJSC (b)(c)	168,940	—
Tatneft PJSC (b)(c)	19,624	—
		—
Saudi Arabia — 0.2%
Arab National Bank	7,973	62,719
Etihad Etisalat Co.	3,280	30,672
Herfy Food Services Co. (a)	5,386	61,125
Saudi Basic Industries Corp.	4,945	133,992
Saudi Electricity Co.	6,648	43,008
Saudi Telecom Co.	5,088	131,831
		463,347
Singapore — 0.6%
BW Energy Ltd. (a)	13,504	35,222
Cromwell EU REIT (a)	17,400	35,554
DBS Group Holdings Ltd.	40,750	872,229
First Resources Ltd.	15,600	18,319
Golden Agri-Resources Ltd.	159,200	28,688
Japfa Ltd.	92,200	39,534
Jiutian Chemical Group Ltd.	778,500	52,176
Oversea-Chinese Banking Corp. Ltd.	10,000	82,112
Sasseur Real Estate Investment Trust	176,100	98,890

	Shares	Value
Sea Ltd. - ADR (a)	85	$5,683
SIA Engineering Co. Ltd. (a)	12,300	21,630
Singapore Airlines Ltd. (a)	700	2,573
United Overseas Bank Ltd.	2,000	37,864
Yangzijiang Financial Holding Ltd. (a)	123,700	36,505
		1,366,979
South Africa — 0.5%
African Rainbow Minerals Ltd.	264	3,477
Anglo American Platinum Ltd.	408	35,808
Aspen Pharmacare Holdings Ltd.	1,544	13,224
Gold Fields Ltd.	8,656	80,811
Harmony Gold Mining Co. Ltd.	5,564	17,359
Impala Platinum Holdings Ltd.	3,845	42,843
Investec Ltd.	8,478	45,860
Investec PLC	23,411	127,910
KAP Industrial Holdings Ltd.	86,691	23,487
Kumba Iron Ore Ltd.	725	23,531
Mediclinic International PLC (a)	5,571	30,870
Mr Price Group Ltd.	2,731	29,834
MTN Group Ltd.	2,256	18,343
MultiChoice Group	11,259	80,143
Northam Platinum Holdings Ltd. (a)	3,209	33,791
Old Mutual Ltd.	109,330	74,232
Resilient REIT Ltd.	13,010	42,690
Royal Bafokeng Platinum Ltd.	6,440	57,950
Shoprite Holdings Ltd.	11,147	135,784
Sibanye Stillwater Ltd.	2,760	6,859
The Bidvest Group Ltd.	701	9,033
Vodacom Group Ltd.	6,085	49,118
		982,957
South Korea — 2.1%
AfreecaTV Co. Ltd.	514	31,812
Asia Paper Manufacturing Co. Ltd.	728	19,438
BNK Financial Group, Inc.	18,756	97,117

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 80.6% (Continued)
South Korea — 2.1% (Continued)
Daewon Pharmaceutical Co. Ltd.	1,866	$22,393
Daewoo Engineering & Construction Co. Ltd. (a)	10,484	47,265
DB HiTek Co. Ltd.	982	37,921
DB Insurance Co. Ltd.	631	29,822
DGB Financial Group, Inc.	9,009	52,915
Global Standard Technology Co. Ltd.	1,055	17,612
GOLFZON Co. Ltd.	391	40,749
GS Holdings Corp	1,845	59,594
Hana Financial Group, Inc.	20,026	608,134
Hanjin Transportation Co. Ltd.	1,738	37,379
Hanwha Aerospace Co. Ltd.	707	26,556
Hanwha General Insurance Co. Ltd. (a)	10,240	33,262
Hanwha Life Insurance Co. Ltd. (a)	12,884	22,123
Humasis Co. Ltd.	2,099	25,693
Hyundai Department Store Co. Ltd.	358	19,343
Hyundai Glovis Co. Ltd.	666	92,162
Hyundai Steel Co.	793	19,651
HyVision System, Inc.	1,318	15,776
InBody Co. Ltd.	912	16,802
JB Financial Group Co. Ltd.	18,050	102,291
Kia Corp.	4,559	271,996
Korea Gas Corp.	3,902	118,826
Korea Real Estate Investment & Trust Co. Ltd.	55,521	73,029
Korean Reinsurance Co.	11,668	75,557
Kumho Petrochemical Co. Ltd.	681	73,069
Kyung Dong Navien Co. Ltd.	641	19,993
LabGenomics Co. Ltd.	4,620	21,450
LF Corp.	2,996	35,794
LG Corp.	212	12,755
Lotte Chemical Corp.	153	21,253
LX Semicon Co. Ltd.	843	61,987
MegaStudyEdu Co. Ltd.	775	46,624

	Shares	Value
POSCO Holdings, Inc.	4,947	$880,206
Samchully Co. Ltd.	614	85,123
Samsung Card Co. Ltd.	875	20,576
Samsung Electronics Co. Ltd.	6,178	270,625
Samsung Securities Co. Ltd.	1,213	31,304
SaraminHR Co. Ltd.	776	21,100
SD Biosensor, Inc.	910	27,285
Shinhan Financial Group Co. Ltd.	26,259	751,325
Shinsegae, Inc.	256	43,022
SK Hynix, Inc.	1,920	134,296
SL Corp.	2,042	49,513
Woongjin Thinkbig Co. Ltd.	10,373	18,550
Woori Financial Group, Inc.	4,266	39,841
Xi S&D, Inc.	4,560	21,210
Youngone Corp.	807	23,890
		4,726,009
Spain — 1.4%
Amadeus IT Group SA (a)	23,450	1,317,528
Banco de Sabadell SA	56,244	45,393
CaixaBank SA	178,942	622,712
Endesa SA	12,390	233,808
Faes Farma SA	16,883	68,695
Gestamp Automocion SA (d)	13,853	48,404
Grupo Catalana Occidente SA	1,132	35,318
Iberdrola SA	47,200	489,787
Laboratorios Farmaceuticos Rovi SA	1,791	110,326
Pharma Mar SA (a)	579	40,871
Red Electrica Corp SA	238	4,506
Repsol SA	3,456	50,889
Unicaja Banco SA (d)	30,880	30,514
		3,098,751
Sweden — 1.9%
AcadeMedia AB (d)	6,941	30,936
Assa Abloy AB - Class B	5,208	111,451
Atlas Copco AB - Class A	80,106	749,591
Atlas Copco AB - Class B	6,777	56,761
Betsson AB - Class B	14,450	87,371
Bilia AB - Class A	4,897	70,555
BioGaia AB - Class B	8,387	84,830
Bravida Holding AB (d)	3,208	27,943

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 80.6% (Continued)
Sweden — 1.9% (Continued)
Coor Service Management Holding AB (d)	4,527	$35,529
Evolution AB (d)	16,300	1,484,100
Haldex AB (a)	6,162	39,458
HMS Networks AB	595	25,410
Humana AB (a)	3,322	14,487
Intrum AB	917	17,508
Inwido AB	2,281	25,162
NCC AB - Class B	11,498	115,732
New Wave Group AB - Class B	7,712	102,681
Nordic Waterproofing Holding AB	1,403	19,248
Peab AB - Class B	14,815	86,674
Samhallsbyggnadsbolaget i Norden AB	13,295	22,164
Securitas AB - Class B	2,161	18,762
Skandinaviska Enskilda Banken AB - Class A	30,084	295,609
Skanska AB - Class B	4,637	71,153
SkiStar AB	6,775	91,850
SSAB AB - Class B	35,687	147,822
Swedbank AB - Class A	14,133	178,810
Swedish Match AB	1,161	11,855
Thule Group AB (d)	2,957	72,732
Truecaller AB - Class B (a)	8,379	40,237
Volvo AB - Class A	5,582	89,916
Wihlborgs Fastigheter AB	2,548	17,834
		4,244,171
Switzerland — 5.4%
Alcon, Inc.	25,900	1,809,226
Belimo Holding AG (a)	67	23,608
Bobst Group SA	1,549	99,721
Comet Holding AG	575	90,745
Credit Suisse Group AG	77,506	441,321
dormakaba Holding AG	77	33,621
Ferrexpo PLC	7,905	12,554
Geberit AG	202	97,157
Holcim Ltd.	4,283	183,453
Huber + Suhner AG	466	37,199
Kuehne + Nagel International AG	1,018	241,017
Lonza Group AG	1,731	923,011

	Shares	Value
Nestle SA	20,432	$2,397,106
Novartis AG	4,673	395,298
Partners Group Holding AG	102	92,015
Roche Holding AG	4,628	1,544,954
Sensirion Holding AG (a)(d)	201	20,400
SFS Group AG	332	33,574
SGS SA	9	20,616
Sika AG	7,176	1,655,469
STMicroelectronics NV	12,586	400,148
Swiss Re AG	1,206	93,525
Swissquote Group Holding SA	362	36,795
UBS Group AG	75,689	1,221,783
Zehnder Group AG	1,079	64,244
Zurich Insurance Group AG	99	43,090
		12,011,650
Taiwan — 3.4%
Advanced International Multitech Co. Ltd.	19,000	49,309
Anpec Electronics Corp.	4,000	19,136
Asia Vital Components Co. Ltd.	9,000	28,139
Brighton-Best International Taiwan, Inc.	19,000	22,449
Chicony Power Technology Co. Ltd.	14,000	32,983
ChipMOS Technologies, Inc.	24,000	29,843
Compeq Manufacturing Co. Ltd.	46,000	66,903
Continental Holdings Corp.	59,000	51,760
CTBC Financial Holding Co. Ltd.	176,000	149,542
DA CIN Construction Co. Ltd.	34,000	33,436
Depo Auto Parts Ind Co. Ltd.	18,000	44,286
Evergreen International Storage & Transport Corp.	17,000	16,363
Faraday Technology Corp.	4,000	25,522
Farglory Land Development Co. Ltd.	46,000	96,800
Fusheng Precision Co. Ltd.	9,000	57,779
Global Mixed Mode Technology, Inc.	14,000	71,479
Global Unichip Corp.	2,000	32,391

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 80.6% (Continued)
Taiwan — 3.4% (Continued)
Globalwafers Co. Ltd.	3,000	$45,447
Gold Circuit Electronics Ltd.	9,000	22,955
Grape King Bio Ltd.	5,000	22,427
Hiwin Technologies Corp.	9,000	72,399
Holtek Semiconductor, Inc.	13,000	37,366
Hon Hai Precision Industry Co. Ltd.	482,961	1,766,724
Kindom Development Co. Ltd.	56,000	61,366
King Yuan Electronics Co. Ltd.	37,000	49,651
Lotes Co. Ltd.	3,000	67,209
Macronix International Co. Ltd.	154,000	183,667
MediaTek, Inc.	5,600	121,964
Micro-Star International Co. Ltd.	24,000	91,514
Novatek Microelectronics Corp.	20,700	209,084
Pegavision Corp.	3,000	42,126
PharmaEngine, Inc.	10,000	29,604
Powerchip Semiconductor Manufacturing Corp.	99,000	133,369
Realtek Semiconductor Corp.	19,400	236,530
Ruentex Development Co. Ltd.	8,000	19,734
Scientech Corp.	21,000	49,973
Shiny Chemical Industrial Co. Ltd.	23,889	121,010
Sigurd Microelectronics Corp.	10,000	17,413
Silicon Motion Technology Corp. - ADR	458	38,335
Sitronix Technology Corp	10,000	66,985
TA Chen Stainless Pipe	28,000	31,842
TaiDoc Technology Corp.	8,000	52,238
Taiwan Semiconductor Manufacturing Co. Ltd.	115,600	1,841,118
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	11,500	940,125
Taiwan Surface Mounting Technology Corp	11,000	33,337

	Shares	Value
Tong Hsing Electronic Industries Ltd.	7,000	$47,104
TXC Corp.	7,000	21,298
Vanguard International Semiconductor Corp.	36,000	92,428
Winbond Electronics Corp.	169,000	123,467
Wisdom Marine Lines Co. Ltd.	14,000	30,571
Zhen Ding Technology Holding Ltd.	7,000	24,222
		7,572,722
Thailand — 0.5%
Amata Corp. PCL	32,400	16,801
AP Thailand PCL - NVDR	726,900	205,819
Bangkok Commercial Asset Management PCL - NVDR	8,100	3,991
Chularat Hospital PCL - NVDR	203,000	21,228
Forth Corp. PCL	135,000	160,754
Indorama Ventures PCL - NVDR	4,600	6,128
Mega Lifesciences PCL - NVDR	22,800	32,624
Polyplex Thailand PCL - NVDR	31,000	19,827
PTT Exploration & Production PCL - NVDR	8,500	38,271
PTT Global Chemical PCL - NVDR	32,200	41,511
SCB X PCL	193,500	582,881
The One Enterprise Public Co. Ltd.	71,200	21,184
		1,151,019
Turkey — 0.3%
Akbank TAS	688,659	331,298
Aksa Enerji Uretim AS (a)	56,097	81,053
Haci Omer Sabanci Holding AS	86,816	98,529
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS - Class D	32,536	22,016
Koza Altin Isletmeleri AS (a)	2,717	27,694
Koza Anadolu Metal Madencilik Isletmeleri AS (a)	22,049	34,112

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 80.6% (Continued)
Turkey — 0.3% (Continued)
Logo Yazilim Sanayi Ve Ticaret AS	11,264	$25,736
Migros Ticaret AS (a)	15,093	43,438
Sok Marketler Ticaret AS	27,886	19,169
Turk Telekomunikasyon AS	44,027	23,166
		706,211
United Arab Emirates — 0.4%
Abu Dhabi Commercial Bank PJSC	221,384	534,375
Abu Dhabi Islamic Bank PJSC	51,482	105,221
Dubai Islamic Bank PJSC	115,056	180,568
Emaar Development PJSC (a)	27,987	32,352
		852,516
United Kingdom — 0.4%
Travis Perkins (a)	70,583	837,894

United States — 3.3%
Aon PLC - Class A	7,350	1,982,148
EPAM Systems, Inc. (a)	3,310	975,722
GXO Logistics, Inc. (a)	159	6,880
Mettler-Toledo International, Inc. (a)	930	1,068,356
ResMed, Inc.	8,050	1,687,521
STERIS PLC	7,850	1,618,278
		7,338,905
Total Common Stocks (Cost $176,845,890)		178,772,151

PREFERRED STOCKS — 0.8%
Brazil — 0.2%
Cia Energetica de Minas Gerais	1	2
Cia Paranaense de Energia - Class B	60,700	79,333
Metalurgica Gerdau SA	20,100	36,640
Petroleo Brasileiro SA	24,200	129,105
Unipar Carbocloro SA - Class B	2,550	44,510
		289,590

	Shares	Value
Colombia — 0.0% (e)
Bancolombia SA	4,998	$38,767

Germany — 0.6%
Bayerische Motoren Werke AG	2,232	158,123
Draegerwerk AG & Co. KGaA	548	28,589
Einhell Germany AG	110	16,651
Schaeffler AG	13,106	74,174
STO SE & Co. KGaA	222	32,446
Volkswagen AG	7,480	998,846
		1,308,829
Russia — 0.0% (e)
Surgutneftegas PJSC (b)(c)	270,800	—

Total Preferred Stocks (Cost $2,748,468)		1,637,186

	Par Value	Value
U.S. TREASURY OBLIGATIONS — 0.7%
U.S. Treasury Notes — 0.7%
0.250%, due 09/30/23	$33,000	31,907
0.250%, due 06/15/24	250,000	237,031
0.750%, due 11/15/24	60,000	56,878
0.250%, due 10/31/25	59,000	53,755
0.875%, due 09/30/26	236,000	215,534
1.250%, due 11/30/26	361,000	334,264
1.500%, due 01/31/27	18,900	17,642
2.750%, due 04/30/27	1,000	986
2.625%, due 05/31/27	108,000	105,958
1.125%, due 02/15/31 (f)	27,000	23,195
1.625%, due 05/15/31	288,000	257,310
2.875%, due 05/15/32	139,000	137,436
Total U.S. Treasury Obligations (Cost $1,580,265)		1,471,896

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Par Value	Value
AGENCY MORTGAGE-BACKED OBLIGATIONS INTEREST-ONLY STRIPS — 0.1%
Freddie Mac Multifamily Structured Pass Through Certificates
Series K-108, 1.810%, due 03/25/30 (g)	$499,772	$52,555
Series K-1501, 0.527%, due 04/25/30 (g)	2,722,936	61,866
Series K-110, 1.814%, due 04/25/30 (g)	498,526	51,484
Series K-118, 1.053%, due 09/25/30 (g)	996,680	61,862
Total Agency Mortgage-Backed Obligations Interest-Only Strips (Cost $197,568)		227,767

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 2.2%
Alen 2021-ACEN Mortgage Trust
Series 2021-ACEN, 4.249%, due 04/17/34 (1 Month U.S. LIBOR + 2.250%) (d)(h)	200,000	189,771
BBCMS 2018-TALL Mortgage Trust
Series 2018-TALL, 2.721%, due 03/15/37 (1 Month U.S. LIBOR + 0.722%) (d)(h)	200,000	190,780
BBCMS 2021-AGW Mortgage Trust
Series 2021-AGW, 3.249%, due 06/16/36 (1 Month U.S. LIBOR + 1.250%) (d)(h)	100,000	96,171
BX Commercial Mortgage Trust 2020-VKNG
Series 2020-VKNG, 3.399%, due 10/15/37 (1 Month U.S. LIBOR + 1.400%) (d)(h)	75,194	70,493
CIM Trust 2021-J3
Series 2021-J3, 2.500%, due 06/25/51 (d)(g)	553,367	457,241
Citigroup Commercial Mortgage Trust 2016-P4
Series 2016-P4, 3.942%, due 07/12/49 (g)	186,000	169,753

	Par Value	Value
Deephaven Residential Mortgage Trust 2022-2
Series 2022-2, 4.300%, due 03/25/67 (d)(g)	$380,622	$368,171
GS Mortgage Securities Trust 2018-HART
Series 2018-HART, 3.090%, due 10/15/31 (1 Month U.S. LIBOR + 1.090%) (d)(h)	190,000	185,064
GSCG Trust 2019-600C
Series 2019-600C, 2.936%, due 09/12/34 (d)	200,000	189,710
JP Morgan Chase Commercial Mortgage Securities Trust 2019-ICON
Series A, 3.884%, due 01/06/34 (d)	150,000	146,507
JP Morgan Mortgage Trust 2017-2
Series 2017-2, 3.500%, due 05/25/47 (d)(g)	60,508	57,030
JP Morgan Mortgage Trust 2018-5
Series 2018-5, 3.500%, due 10/25/48 (d)(g)	119,079	111,360
JP Morgan Mortgage Trust 2019-1
Series 2019-1, 4.000%, due 05/25/49 (d)(g)	14,995	14,735
JP Morgan Mortgage Trust 2019-INV3
Series 2019-INV3, 3.500%, due 05/25/50 (d)(g)	133,489	130,376
JP Morgan Mortgage Trust 2020-2
Series 2020-2, 3.500%, due 07/25/50 (d)(g)	82,418	77,501
JP Morgan Mortgage Trust 2021-7
Series TR, 2.500%, due 11/25/51 (d)(g)	263,978	218,370
JP Morgan Trust 2015-3
Series 2015-3, 3.500%, due 05/25/45 (d)(g)	66,862	64,674
JPMBB Commercial Mortgage Securities Trust 2013-C12
Series B, 4.095%, due 07/17/45 (g)	182,000	178,190
Morgan Stanley Capital I Trust 2016-BNK2
Series C, 3.890%, due 11/18/49 (g)	200,000	181,012

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 2.2% (Continued)
PFP 2021-8 Ltd.
Series 2021-8, 3.799%, due 08/09/37 (1 Month U.S. LIBOR + 1.800%) (c)(d)(h)	100,000	96,248
Provident Funding Mortgage Trust 2021-J1
Series 2.00000, 2.000%, due 10/25/51 (d)(g)	200,000	132,401
PSMC 2020-3 Trust
Series 2020-3, 3.000%, due 11/25/50 (d)(g)	73,598	66,921
Ready Capital Mortgage Financing 2021-FL5 LLC
Series 2021-FL5, 3.374%, due 04/25/38 (1 Month U.S. LIBOR + 1.750%) (d)(h)	400,000	373,418
Sequoia Mortgage Trust 2013-3
Series 2013-3, 2.500%, due 03/25/43 (g)	87,001	80,927
Sequoia Mortgage Trust 2019-CH2
Series 2019-CH2, 4.500%, due 08/25/49 (d)(g)	3,234	3,220
Sequoia Mortgage Trust 2019-CH3
Series 2019-CH3, 4.000%, due 10/25/49 (d)(g)	7,901	7,817
Sequoia Mortgage Trust 2020-4
Series 2020-4, 2.500%, due 11/25/50 (d)(g)	200,000	156,466
Sequoia Mortgage Trust 2021-1
Series A-7, 2.500%, due 03/25/51 (d)(g)	400,000	282,967
SLG Office Trust 2021-OVA
Series 2021-OVA, 2.585%, due 07/17/41 (d)	220,000	185,128
Wells Fargo Commercial Mortgage Trust 2021-FCMT
Series A, 3.199%, due 05/15/31 (1 Month U.S. LIBOR + 1.200%) (d)(h)	100,000	95,509
Wells Fargo Mortgage Backed Securities 2020-RR1 Trust
Series A-1, 3.000%, due 05/25/50 (d)(g)	113,159	105,065

	Par Value	Value
WFRBS Commercial Mortgage Trust 2014-C21
Series 2014-C21, 4.213%, due 08/16/47 (g)	$207,000	$200,634
Total Non-Agency Mortgage-Backed Obligations (Cost $5,531,984)		4,883,630

NON-AGENCY MORTGAGE-BACKED OBLIGATION INTEREST-ONLY STRIPS — 0.1%
BANK 2020-BNK30
Series 2020-BNK30, 1.428%, due 12/17/53 (g)	983,356	77,402
Benchmark 2020-B19 Mortgage Trust
Series 2020-B19, 1.773%, due 09/17/53 (g)	995,548	89,703
DBJPM 20-C9 Mortgage Trust
Series 2020-C9, 1.710%, due 08/15/53 (g)	787,589	61,682
Total Non-Agency Mortgage-Backed Obligation Interest-Only Strips (Cost $283,567)		228,787

ASSET-BACKED SECURITIES — 1.8%
American Airlines 2015-2 Class AA Pass Through Trust
Series 2015-2, 3.600%, due 03/22/29	$84,463	77,335
American Airlines 2016-2 Class AA Pass Through Trust
Series 2016-2, 3.200%, due 12/15/29	47,488	43,057
AmeriCredit Automobile Receivables Trust 2021-2
Series TR, 1.010%, due 01/19/27	100,000	94,106
Beacon Container Finance II LLC
Series NT, 2.250%, due 10/22/46 (d)	93,333	83,827
CLI Funding VIII LLC
Series LLC, 2.720%, due 01/18/47 (d)	71,860	64,278
Commonbond Student Loan Trust 2018-C-GS
Series A-1, 3.870%, due 02/25/46 (d)	106,258	104,683

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Par Value	Value
ASSET-BACKED SECURITIES — 1.8% (Continued)
Exeter Automobile Receivables Trust 2020-3
Series 2020-3, 1.320%, due 07/15/25	$200,000	$198,292
FedEx Corp 2020-1 Class AA Pass Through Trust
Series 2020-1AA, 1.875%, due 08/20/35	246,504	212,898
Helios Issuer LLC
Series A, 2.980%, due 06/20/47 (d)	234,805	215,616
Laurel Road Prime Student Loan Trust 2020-A
Series 1.40000, 1.400%, due 11/25/50 (d)	186,909	180,886
Loanpal Solar Loan 2020-2 Ltd.
Series A, 2.750%, due 07/20/47 (d)	215,426	192,364
Marlette Funding Trust 2021-1
Series C, 1.410%, due 06/16/31 (d)	200,000	191,893
Mosaic Solar Loan Trust 2020-2
Series 2020-2, 1.440%, due 08/20/46 (d)	94,080	83,749
Navient Private Education Refi Loan Trust 2020-G
Series A, 1.170%, due 09/15/69 (d)	128,597	120,582
Navient Private Education Refi Loan Trust 2021-A
Series A, 0.840%, due 05/15/69 (d)	76,964	70,150
Oscar US Funding XII LLC
Series A-4, 1.000%, due 04/10/28 (d)	200,000	182,462
PFS Financing Corp.
Series 2021-A, 0.710%, due 04/15/26 (d)	100,000	94,157
Santander Consumer Auto Receivables Trust 2021-A
Series 2021-A, 1.030%, due 11/16/26 (d)	150,000	138,871
Santander Drive Auto Receivables Trust 2020-3
Series B, 0.690%, due 03/17/25	9,904	9,898
Series C, 1.120%, due 01/15/26	200,000	198,454

	Par Value	Value
Santander Drive Auto Receivables Trust 2021-2
Series C, 0.900%, due 06/15/26	$100,000	$96,870
SMB Private Education Loan Trust 2020-PTB
Series 1.60000, 1.600%, due 09/15/54 (d)	254,546	233,661
SoFi Consumer Loan Program 2020-1 Trust
Series B, 2.250%, due 01/25/29 (d)	285,944	285,597
Sofi Professional Loan Program 2017-C LLC
Series A-1, 2.224%, due 07/25/40 (1 Month U.S. LIBOR + 0.600%) (d)(h)	56,783	56,474
Sofi Professional Loan Program 2018-B Trust
Series 3.34000, 3.340%, due 08/25/47 (d)	79,136	78,087
Tesla Auto Lease Trust 2019-A
Series 2019-A, 2.680%, due 01/20/23 (d)	250,000	249,187
Vivint Solar Financing VII LLC
Series LLC, 2.210%, due 07/31/51 (d)	187,363	158,774
Volvo Financial Equipment LLC Series 2020-1
Series A-4, 0.600%, due 03/15/28 (d)	150,000	141,636
Westlake Automobile Receivables Trust 2020-3
Series B, 0.780%, due 11/17/25 (d)	200,000	197,617
Total Asset-Backed Securities (Cost $4,326,293)		4,055,461

COLLATERALIZED LOAN OBLIGATIONS — 2.2%
Aimco CLO 11 Ltd.
Series 2020-11R, 3.870%, due 10/17/34 (3 Month U.S. LIBOR + 1.130%) (d)(h)	250,000	240,308
Apidos CLO XXIII
Series XXIII, 2.264%, due 04/15/33 (3 Month U.S. LIBOR + 1.220%) (d)(h)	400,000	388,871
Arbor Realty Commercial Real Estate Notes 2021-FL2 Ltd.
Series B, 3.599%, due 05/15/36 (1 Month U.S. LIBOR + 1.600%) (d)(h)	450,000	420,968

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Par Value	Value
COLLATERALIZED LOAN OBLIGATIONS — 2.2% (Continued)
Benefit Street Partners CLO XIX Ltd.
Series A, 3.862%, due 01/15/33 (3 Month U.S. LIBOR + 1.350%) (d)(h)	$400,000	$391,522
Betony CLO 2 Ltd.
Series 2018, 2.366%, due 04/30/31 (3 Month U.S. LIBOR + 1.080%) (d)(h)	250,000	244,250
CARLYLE US CLO 2021-1 Ltd.
Series LTD, 3.652%, due 04/15/34 (3 Month U.S. LIBOR + 1.140%) (d)(h)	250,000	242,490
Dryden 78 CLO Ltd.
Series LTD, 3.920%, due 04/18/33 (3 Month U.S. LIBOR + 1.180%) (d)(h)	500,000	487,688
Madison Park Funding XXI Ltd.
Series FLT, 3.912%, due 10/15/32 (3 Month U.S. LIBOR + 1.400%) (d)(h)	250,000	232,715
Marble Point CLO XIV Ltd.
Series FLT, 2.343%, due 01/20/32 (3 Month U.S. LIBOR + 1.280%) (d)(h)	490,000	477,728
MF1 2021-FL7 Ltd.
Series 2021-FL7, 4.206%, due 10/16/36 (1 Month U.S. LIBOR + 2.050%) (c)(d)(h)	200,000	188,108
Octagon Investment Partners 48 Ltd.
Series A-R, 3.860%, due 10/20/34 (3 Month U.S. LIBOR + 1.150%) (d)(h)	400,000	384,611
OHA Credit Funding 3 Ltd.
Series A-R, 2.203%, due 07/02/35 (3 Month U.S. LIBOR + 1.140%) (d)(h)	250,000	242,092
OHA Loan Funding 2015-1 Ltd.
Series LTD, 3.888%, due 01/19/37 (3 Month U.S. LIBOR + 1.150%) (d)(h)	270,000	261,081

	Par Value	Value
Palmer Square CLO 2019-1 Ltd.
Series 2019-1R, 2.561%, due 11/14/34 (3 Month U.S. LIBOR + 1.150%) (d)(h)	$250,000	$241,945
TCI-Symphony CLO 2016-1 Ltd.
Series FLT, 3.475%, due 10/13/32 (3 Month U.S. LIBOR + 1.020%) (d)(h)	500,000	487,873
Total Collateralized Loan Obligations (Cost $5,099,290)		4,932,250

CORPORATE BONDS — 3.9%
Britain — 0.1%
BAT International Finance PLC
1.668%, due 03/25/26	151,000	133,754
Royalty Pharma PLC
0.750%, due 09/02/23	60,000	57,704
1.750%, due 09/02/27	61,000	52,070
2.200%, due 09/02/30	96,000	78,224
		321,752
Canada — 0.1%
Royal Bank of Canada
1.200%, due 04/27/26	91,000	81,657
The Bank of Nova Scotia
2.700%, due 08/03/26	166,000	156,156
		237,813
Japan — 0.1%
Mitsubishi UFJ Financial Group, Inc.
3.761%, due 07/26/23	70,000	70,061
Sumitomo Mitsui Trust Bank Ltd.
2.800%, due 03/10/27 (d)	71,000	66,469
		136,530
United States — 3.6%
3M Co.
2.000%, due 02/14/25	93,000	89,324
AbbVie, Inc.
3.800%, due 03/15/25	128,000	127,251
Aflac, Inc.
3.250%, due 03/17/25	91,000	89,773
Altria Group, Inc.
3.400%, due 05/06/30	93,000	79,402
Amazon.com, Inc.
1.500%, due 06/03/30	134,000	111,421

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Par Value	Value
CORPORATE BONDS — 3.9% (Continued)
United States — 3.6% (Continued)
Ameren Illinois Co.
3.800%, due 05/15/28	$80,000	$78,260
American Express Co.
2.250%, due 03/04/25	69,000	66,421
American Honda Finance Corp.
1.200%, due 07/08/25	74,000	68,327
American International Group, Inc.
3.900%, due 04/01/26	75,000	73,407
Amgen, Inc.
3.200%, due 11/02/27	121,000	115,195
Amphenol Corp.
2.800%, due 02/15/30	98,000	87,016
Apple, Inc.
1.200%, due 02/08/28	91,000	79,609
Assurant, Inc.
4.200%, due 09/27/23	52,000	52,331
AT&T, Inc.
2.250%, due 02/01/32	146,000	119,142
Bank of America Corp.
4.125%, due 01/22/24	196,000	197,927
4.000%, due 01/22/25	75,000	74,735
1.734%, due 07/22/27 (SOFR Rate + 0.960%) (h)	140,000	124,578
2.592%, due 04/29/31 (SOFR Rate + 2.150%) (h)	177,000	150,686
Broadcom, Inc.
2.450%, due 02/15/31 (d)	62,000	49,793
Carrier Global Corp.
2.722%, due 02/15/30	197,000	170,179
Caterpillar Financial Services Corp.
2.850%, due 05/17/24	95,000	94,118
Citigroup, Inc.
0.981%, due 05/01/25 (SOFR Rate + 0.669%) (h)	137,000	128,311
4.450%, due 09/29/27	80,000	79,291
CVS Health Corp.
3.875%, due 07/20/25	247,000	246,189
1.750%, due 08/21/30	146,000	117,602
Duke Energy Corp.
3.150%, due 08/15/27	143,000	134,763
Ecolab, Inc.
4.800%, due 03/24/30	64,000	66,357

	Par Value	Value
Entergy Corp.
0.900%, due 09/15/25	$101,000	$90,796
Enterprise Products Operating LLC
2.800%, due 01/31/30	73,000	63,918
Equinix, Inc.
1.250%, due 07/15/25	133,000	120,948
Exxon Mobil Corp.
2.275%, due 08/16/26	100,000	94,823
Fox Corp.
3.050%, due 04/07/25	153,000	148,266
Global Payments, Inc.
2.650%, due 02/15/25	82,000	78,158
HCA, Inc.
4.125%, due 06/15/29	103,000	93,859
Johnson & Johnson
0.950%, due 09/01/27	91,000	80,412
1.300%, due 09/01/30	91,000	77,028
JPMorgan Chase & Co.
3.875%, due 09/10/24	193,000	192,643
1.578%, due 04/22/27 (SOFR Rate + 0.885%) (h)	137,000	122,077
1.953%, due 02/04/32 (SOFR Rate + 1.065%) (h)	73,000	58,297
2.580%, due 04/22/32 (SOFR Rate + 1.250%) (h)	190,000	159,040
Keurig Dr Pepper, Inc.
4.417%, due 05/25/25	17,000	17,150
Kinder Morgan Energy Partners LP
3.450%, due 02/15/23	70,000	70,065
Kite Realty Group LP
4.000%, due 10/01/26	78,000	74,419
Microsoft Corp.
2.400%, due 08/08/26	195,000	187,892
Morgan Stanley
0.560%, due 11/10/23 (SOFR Rate + 0.466%) (h)	147,000	145,429
1.164%, due 10/21/25 (SOFR Rate + 0.560%) (h)	101,000	93,450
2.188%, due 04/28/26 (SOFR Rate + 1.990%) (h)	235,000	220,727
1.593%, due 05/04/27 (SOFR Rate + 0.879%) (h)	183,000	162,392
2.239%, due 07/21/32 (SOFR Rate + 1.178%) (h)	93,000	75,165

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Par Value	Value
CORPORATE BONDS — 3.9% (Continued)
United States — 3.6% (Continued)
MPLX LP
4.875%, due 12/01/24	$74,000	$74,462
2.650%, due 08/15/30	54,000	45,158
NextEra Energy Capital Holdings, Inc.
4.625%, due 07/15/27	103,000	104,264
Oracle Corp.
2.950%, due 04/01/30	211,000	180,153
O’Reilly Automotive, Inc.
3.600%, due 09/01/27	166,000	160,281
PepsiCo, Inc.
2.625%, due 07/29/29	84,000	77,792
Phillips 66
0.900%, due 02/15/24	71,000	67,569
Raytheon Technologies Corp.
3.200%, due 03/15/24	92,000	91,745
Realty Income Corp.
3.250%, due 01/15/31	177,000	161,291
Ross Stores, Inc.
4.600%, due 04/15/25	120,000	121,278
Sabine Pass Liquefaction LLC
5.625%, due 03/01/25	57,000	58,123
Sierra Pacific Power Co.
2.600%, due 05/01/26	128,000	120,965
Southwestern Electric Power Co.
1.650%, due 03/15/26	91,000	82,930
Steel Dynamics, Inc.
1.650%, due 10/15/27	73,000	62,831
The AES Corp.
1.375%, due 01/15/26	71,000	62,686
The Boeing Co.
4.875%, due 05/01/25	75,000	74,681
The Charles Schwab Corp.
3.300%, due 04/01/27	54,000	52,274
The Goldman Sachs Group, Inc.
0.855%, due 02/12/26 (SOFR Rate + 0.609%) (h)	91,000	82,800
The Home Depot, Inc.
1.500%, due 09/15/28	122,000	106,026
The Walt Disney Co.
2.200%, due 01/13/28	72,000	65,225
T-Mobile USA, Inc.
3.750%, due 04/15/27	73,000	70,199

	Par Value	Value
Trans-Allegheny Interstate Line Co.
3.850%, due 06/01/25	$108,000	$105,999
United Airlines 2014-2 Class A Pass Through Trust
Series A, 3.750%, due 03/03/28	41,299	39,534
Verizon Communications, Inc.
4.329%, due 09/21/28	73,000	72,507
2.355%, due 03/15/32	160,000	132,145
VMware, Inc.
1.000%, due 08/15/24	95,000	88,828
Walmart, Inc.
1.050%, due 09/17/26	152,000	138,168
Wells Fargo & Co.
2.406%, due 10/30/25 (SOFR Rate + 1.087%) (h)	228,000	217,453
		8,015,729
Total Corporate Bonds (Cost $9,782,077)		8,711,824

	Shares	Value
AFFILIATED REGISTERED INVESTMENT COMPANIES — 4.1%
Voya Emerging Markets Hard Currency Debt Fund - Class P	251,306	1,826,992
Voya High Yield Bond Fund - Class P	159,149	1,058,341
Voya Investment Grade Credit Fund - Class P	57,637	535,447
Voya Securitized Credit Fund - Class P	618,254	5,731,214
Total Affiliated Registered Investment Companies (Cost $10,109,462)		9,151,994

Total Investments at Value — 96.5% (Cost $216,504,864)		214,072,946
Other Assets in Excess of Liabilities — 3.5%		7,841,891
Net Assets — 100.0%		$221,914,837

Percentages are stated as a percent of net assets.

ADR — American Depository Receipt

CDI — CREST Depository Interest

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

CVA — Certificaten Van Aandelen

GDR — Global Depository Receipt

LIBOR — London Interbank Offered Rate

NVDR — Non—Voting Depository Receipt

REIT — Real Estate Investment Trust

SOFR — Secured Overnight Financing Rate

(a)	Non-income producing security.
(b)

Level 3 security. Security has been valued at fair value in accordance with procedures adopted by and under the general supervision of the Board of Directors. The total value of such securities is $0 as of June 30, 2022, representing 0.0% of net assets.

(c)	Illiquid security. The total value of such securities is $284,356 as of June 30, 2022, representing 0.1% of net assets.
(d)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other ‘‘qualified institutional buyers.’’ As of June 30, 2022, the value of these investments was $18,561,365, or 8.4% of total net assets.

(e)	Represents less than 0.1%.
(f)	This security or a partial position of this security is on loan at June 30, 2022. The total market value of securities on loan at June 30, 2022 was $79,581 (Note 8).
(g)	Variable rate security. The coupon is based on an underlying pool of loans. The rate listed is as of June 30, 2022.
(h)	Variable rate security based on a reference index and spread. The rate listed is as of June 30, 2022.

The Accompanying Footnotes are an Integral Part of this Schedule of Investments.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Total Return Swaps	June 30, 2022 (Unaudited)

Counterparty	Reference Entity	Pay/ Receive Total Return on Reference Entity	Financing Rate	Maturity Date	Payment Frequency	Shares	Notional Amount	Value/ Unrealized Depreciation
Morgan Stanley Capital	MSCI EAFE Total Return Index	Receive	(U.S. Federal Funds Rate + 0.070%)	11/02/2022	Monthly	4,336	$26,838,314	$(2,911,823)
Morgan Stanley Capital	MSCI Emerging Markets Total Return Index	Receive	(U.S. Federal Funds Rate + 0.120%)	11/02/2022	Monthly	25,124	12,588,430	(5,684,666)

Total Return Swaps								$(8,596,489)

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Futures Contracts	June 30, 2022 (Unaudited)

FUTURES CONTRACTS SOLD SHORT	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Appreciation
2-Year U.S. Treasury Note Future	5	09/30/2022	$976,890	$6,006
5-Year U.S. Treasury Note Future	29	09/30/2022	2,692,417	26,868
10-Year U.S. Treasury Note Future	20	09/21/2022	1,976,631	33,558
U.S. Treasury Long Bond Future	9	09/21/2022	1,046,762	20,232
Ultra 10-Year U.S. Treasury Bond Future	15	09/21/2022	1,483,031	32,629
Ultra Long-Term U.S. Treasury Bond Future	5	09/21/2022	472,524	24,771
Total Futures Contracts Sold Short			$8,648,255	$144,064

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments	June 30, 2022 (Unaudited)

	Par Value	Value
U.S. TREASURY OBLIGATIONS — 8.2%
U.S. Treasury Bonds — 3.1%
2.250%, due 05/15/41 (a)	$310,000	$258,511
2.375%, due 02/15/42	820,000	695,206
3.250%, due 05/15/42	1,322,000	1,290,189
3.000%, due 02/15/49	1,095,000	1,043,330
2.000%, due 02/15/50	495,000	383,625
1.250%, due 05/15/50	5,190,000	3,300,516
1.625%, due 11/15/50	1,300	914
2.250%, due 02/15/52	407,000	334,885
2.875%, due 05/15/52	520,000	490,912
		7,798,088
U.S. Treasury Notes — 5.1%
0.125%, due 04/30/23	360,000	351,844
0.125%, due 05/31/23	105,000	102,391
0.125%, due 07/31/23	700,000	679,000
0.125%, due 08/31/23	210,000	203,208
0.125%, due 10/15/23	1,000	964
2.250%, due 03/31/24	625,000	617,090
3.000%, due 06/30/24	750,000	750,469
2.875%, due 06/15/25	2,392,000	2,382,282
0.375%, due 11/30/25	710,000	648,430
0.500%, due 02/28/26	760,000	692,550
0.750%, due 08/31/26	240,000	218,400
2.000%, due 11/15/26	310,000	296,341
1.250%, due 11/30/26	$33,400	$30,926
1.500%, due 01/31/27	843,300	787,168
2.750%, due 04/30/27	2,000	1,973
2.625%, due 05/31/27	448,000	439,530
3.250%, due 06/30/27	920,000	928,913
0.375%, due 09/30/27	69,000	59,998
1.250%, due 03/31/28	200,000	180,656
1.500%, due 11/30/28	287,700	261,268
2.375%, due 03/31/29	485,000	464,236
2.750%, due 05/31/29	219,000	214,688
3.250%, due 06/30/29	952,000	963,156
1.125%, due 02/15/31 (a)	47,000	40,376
1.875%, due 02/15/32	515,000	466,477
2.875%, due 05/15/32	1,083,000	1,070,816
		12,853,150
Total U.S. Treasury Obligations (Cost $21,444,267)		20,651,238

AGENCY MORTGAGE-BACKED OBLIGATIONS — 8.2%
Federal Home Loan Mortgage Corp. — 2.8%
Freddie Mac REMICS
Series 2989, 24.682%, due 08/15/34 (-7 x 1 Month U.S. LIBOR + 33.950%) (b)	105,699	143,180

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Par Value	Value
AGENCY MORTGAGE-BACKED OBLIGATIONS — 8.2% (Continued)
Federal Home Loan Mortgage Corp. — 2.8% (Continued)
Series 4249, 3.854%, due 09/15/43 (-0.75 x 1 Month U.S. LIBOR + 4.650%) (b)	$531,152	$424,215
Series 4355, 4.000%, due 05/15/44	4,505,959	4,528,721
Freddie Mac STACR REMIC Trust 2020-HQA1
Series 2020-HQA1, 3.524%, due 01/25/50 (1 Month U.S. LIBOR + 1.900%) (b)(c)	106,107	104,842
Freddie Mac STACR REMIC Trust 2021-HQA1
Series M-2, 3.176%, due 08/25/33 (SOFR 30 Day Average + 2.250%) (b)(c)	300,000	278,394
Freddie Mac STACR REMIC Trust 2021-HQA4
Series B-1, 4.676%, due 12/26/41 (SOFR 30 Day Average + 3.750%) (b)(c)	700,000	594,408
Freddie Mac STACR REMIC Trust 2022-DNA3
Series FLT, 2.926%, due 04/25/42 (SOFR 30 Day Average + 2.000%) (b)(c)	181,025	177,252
Freddie Mac STACR REMIC Trust 2022-DNA4
Series FLT, 3.126%, due 05/27/42 (SOFR 30 Day Average + 2.200%) (b)(c)	200,663	198,175
Series FLT, 4.276%, due 05/27/42 (SOFR 30 Day Average + 3.350%) (b)(c)	265,000	251,939
Freddie Mac STACR REMIC Trust 2022-HQA1
Series 2022-HQA1, 4.426%, due 03/25/42 (SOFR 30 Day Average + 3.500%) (b)(c)	$85,000	$82,355
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2014-DN3, 5.624%, due 08/26/24 (1 Month U.S. LIBOR + 4.000%) (b)	38,743	39,157
Series FLT, 3.326%, due 02/25/42 (SOFR 30 Day Average + 2.400%) (b)(c)	200,000	184,840
		7,007,478
Federal Home Loan Mortgage Corp. Interest-Only Strips — 0.8%
FHLMC REMIC SERIES K-1515
Series K-1515, 1.638%, due 02/25/35 (d)	797,192	103,106
Freddie Mac Multiclass Certificates Series 2021-P011
Series X1, 1.848%, due 09/25/45 (d)	566,112	78,525
Freddie Mac Multifamily Structured Pass Through Certificates
Series K-L06, 1.364%, due 12/25/29	956,000	74,211
Series K-109, 1.697%, due 04/25/30 (d)	667,686	65,233
Series K-117, 1.339%, due 08/25/30 (d)	1,291,624	100,454
Series K-G04, 0.940%, due 11/25/30 (d)	1,897,630	195,226
Series K-122, 0.973%, due 11/25/30 (d)	1,855,845	201,290

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Par Value	Value
AGENCY MORTGAGE-BACKED OBLIGATIONS — 8.2% (Continued)
Federal Home Loan Mortgage Corp. Interest-Only Strips — 0.8% (Continued)
Series K-1517, 1.443%, due 07/25/35 (d)	$898,440	$109,919
Series K-1518, 0.959%, due 10/25/35 (d)	1,487,061	117,198
Series K-1521, 1.096%, due 08/25/36 (d)	818,628	79,215
Freddie Mac REMICS
Series 2980, 5.376%, due 05/15/35 (6.700% - 1 Month U.S. LIBOR) (b)	393,304	33,390
Series 3311, 5.086%, due 05/15/37 (6.410% - 1 Month U.S. LIBOR) (b)	1,324,284	182,931
Series 3359, 4.396%, due 08/15/37 (5.720% - 1 Month U.S. LIBOR) (b)	620,652	60,640
Series 4077, 4.676%, due 05/15/41 (6.000% - 1 Month U.S. LIBOR) (b)	347,273	39,346
Series 3966, 4.576%, due 12/15/41 (5.900% - 1 Month U.S. LIBOR) (b)	592,602	68,703
Series 4089, 4.676%, due 08/15/42 (6.000% - 1 Month U.S. LIBOR) (b)	480,253	59,892
Series 4994, 3.976%, due 02/25/49 (5.600% - 1 Month U.S. LIBOR) (b)	5,809,774	583,544
		2,152,823
Federal National Mortgage Association — 3.1%
Connecticut Avenue Securities Trust 2019-R02
Series 2019-R02, 3.924%, due 08/25/31 (1 Month U.S. LIBOR + 2.300%) (b)(c)	$14,800	$14,812
Connecticut Avenue Securities Trust 2019-R06
Series 2019-R06, 3.724%, due 09/25/39 (1 Month U.S. LIBOR + 2.100%) (b)(c)	5,181	5,180
Connecticut Avenue Securities Trust 2020-R02
Series 2020-R02, 3.624%, due 01/25/40 (1 Month U.S. LIBOR + 2.000%) (b)(c)	248,973	245,116
Connecticut Avenue Securities Trust 2022-R01
Series FLT, 1.926%, due 12/26/41 (SOFR 30 Day Average + 1.000%) (b)(c)	75,028	73,495
Connecticut Avenue Securities Trust 2022-R03
Series FLT, 3.026%, due 03/25/42 (SOFR 30 Day Average + 2.100%) (b)(c)	27,614	27,362
Connecticut Avenue Securities Trust 2022-R04
Series FLT, 2.926%, due 03/25/42 (SOFR 30 Day Average + 2.000%) (b)(c)	59,760	59,668
Connecticut Avenue Securities Trust 2022-R05
Series FLT, 3.926%, due 04/25/42 (SOFR 30 Day Average + 3.000%) (b)(c)	240,000	227,253

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Par Value	Value
AGENCY MORTGAGE-BACKED OBLIGATIONS — 8.2% (Continued)
Federal National Mortgage Association — 3.1% (Continued)
Connecticut Avenue Securities Trust 2022-R06
3.698%, due 05/25/42 (SOFR 30 Day Average + 2.750%) (b)(c)	$97,591	$97,350
Fannie Mae Connecticut Avenue Securities
Series 1M2, 5.624%, due 05/27/25 (1 Month U.S. LIBOR + 4.000%) (b)	138,022	140,455
Series 2015-C04, 7.174%, due 04/25/28 (1 Month U.S. LIBOR + 5.550%) (b)	88,801	92,362
Series 2016-C05, 6.074%, due 01/25/29 (1 Month U.S. LIBOR + 4.450%) (b)	187,880	195,768
Series 2017-C07, 4.124%, due 05/28/30 (1 Month U.S. LIBOR + 2.500%) (b)	280,995	280,356
Series 2018-C01, 3.874%, due 07/25/30 (1 Month U.S. LIBOR + 2.250%) (b)	164,636	165,831
Series 2018-C06, 3.624%, due 03/25/31 (1 Month U.S. LIBOR + 2.000%) (b)	291,026	287,864
Series 2018-C06, 3.724%, due 03/25/31 (1 Month U.S. LIBOR + 2.100%) (b)	395,795	385,053
Fannie Mae or Freddie Mac
4.000%, due 07/01/40	$2,750,000	$2,711,328
FNMA TBA 30YR TBA 4.50% JUL
4.500%, due 07/15/52	2,697,000	2,707,114
		7,716,367
Federal National Mortgage Association Interest-Only Strips — 1.3%
Fannie Mae Interest Strip
3.500%, due 04/01/44	2,501,689	421,007
Fannie Mae REMICS
Series 2013-60, 3.000%, due 06/25/31	2,548,134	79,466
Series 2014-63, 3.500%, due 06/25/33	1,042,026	32,363
Series 2007-50, 4.826%, due 06/25/37 (6.450% - 1 Month U.S. LIBOR) (b)	2,345,152	311,162
Series 2009-78, 5.116%, due 10/25/39 (6.740% - 1 Month U.S. LIBOR) (b)	3,133,078	524,063
Series 2011-124, 4.876%, due 12/25/41 (6.500% - 1 Month U.S. LIBOR) (b)	418,778	62,296
Series 2012-20, 4.826%, due 03/25/42 (6.450% - 1 Month U.S. LIBOR) (b)	420,346	57,869
Series 2012-76, 4.376%, due 07/25/42 (6.000% - 1 Month U.S. LIBOR) (b)	198,418	27,289

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Par Value	Value
AGENCY MORTGAGE-BACKED OBLIGATIONS — 8.2% (Continued)
Federal National Mortgage Association Interest-Only Strips — 1.3% (Continued)
Series 2014-28, 4.426%, due 05/25/44 (6.050% - 1 Month U.S. LIBOR) (b)	$1,034,375	$143,703
Series 2017-53, 4.000%, due 07/25/47	170,573	26,335
Series 2008-22, 4.536%, due 04/25/48 (6.160% - 1 Month U.S. LIBOR) (b)	1,664,889	198,982
Series PS, 4.426%, due 07/25/49 (6.050% - 1 Month U.S. LIBOR) (b)	5,179,354	723,152
Series QS, 4.326%, due 01/25/50 (5.950% - 1 Month U.S. LIBOR) (b)	5,080,494	809,749
		3,417,436
Government National Mortgage Association Interest-Only Strips — 0.2%
Government National Mortgage Association
Series 2010-133, 4.561%, due 10/16/40 (6.070% - 1 Month U.S. LIBOR) (b)	2,467,061	204,845
Series 2014-102, 4.055%, due 02/20/44 (5.650% - 1 Month U.S. LIBOR) (b)	1,898,010	155,727
Series 2018-083, 5.000%, due 01/20/48	923,042	131,276
		491,848
Total Agency Mortgage-Backed Obligations (Cost $21,973,805)		20,785,952
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 13.1%
280 Park Avenue 2017-280P Mortgage Trust
Series 2017-280P, 4.018%, due 09/15/34 (1 Month U.S. LIBOR + 2.827%) (b)(c)	$168,000	$160,909
ACE Securities Corp Mortgage Loan Trust Series 2007-D1
Series 2007-D1, 6.930%, due 02/25/38 (c)	389,576	335,759
Alen 2021-ACEN Mortgage Trust
Series 2021-ACEN, 4.424%, due 04/17/34 (1 Month U.S. LIBOR + 3.100%) (b)(c)	135,000	130,039
Alternative Loan Trust 2006-HY11
Series A-1, 1.864%, due 06/25/36 (1 Month U.S. LIBOR + 0.240%) (b)	260,294	240,468
Alternative Loan Trust 2006-OA6
Series FLT, 2.044%, due 07/25/46 (1 Month U.S. LIBOR + 0.420%) (b)	1,193,747	981,957
Alternative Loan Trust 2007-16CB
Series 2007-16CB, 6.250%, due 08/25/37	519,466	336,819
Alternative Loan Trust 2007-OA4
Series 2007-OA4, 1.964%, due 05/25/47 (1 Month U.S. LIBOR + 0.340%) (b)	286,497	264,863

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 13.1% (Continued)
Angel Oak Mortgage Trust I LLC 2019-2
Series 2019-2, 6.286%, due 03/25/49 (c)(d)	$1,300,000	$1,269,019
Arroyo Mortgage Trust 2019-1
Series 2019-1, 3.805%, due 01/25/49 (c)(d)	72,532	70,446
Arroyo Mortgage Trust 2019-2
Series 2019-2, 3.800%, due 04/25/49 (c)(d)	129,947	124,493
BBCMS 2019-BWAY Mortgage Trust
Series 2019-BWAY, 4.174%, due 11/15/34 (1 Month U.S. LIBOR + 2.850%) (b)(c)	100,000	94,925
BCRR 2016-FRR3 Trust
Series TRUST, 2.735%, due 05/27/26 (1 Month U.S. LIBOR + 18.348%) (b)(c)	797,720	712,597
Bear Stearns ARM Trust 2004-10
Series 2004-10, 2.712%, due 01/25/35 (d)	191,342	181,434
Benchmark 2018-B2 Mortgage Trust
Series 2018-B2, 4.334%, due 02/17/51 (d)	150,000	136,378
Benchmark 2020-IG3 Mortgage Trust
Series 2020-IG3, 3.389%, due 09/17/48 (c)(d)	1,000,000	867,452
BF 2019-NYT Mortgage Trust
Series 2019-NYT, 3.824%, due 12/17/35 (1 Month U.S. LIBOR + 2.500%) (b)(c)	$325,000	$295,872
BOCA Commercial Mortgage Trust 2022-BOCA
Series 2022-BOCA, 2.819%, due 05/15/35 (1 Month SOFR Rate + 2.319%) (b)(c)	100,000	99,487
BPR Trust 2021-TY
Series 2021-TY, 3.674%, due 09/15/38 (1 Month U.S. LIBOR + 2.350%) (b)(c)	167,000	160,338
BX Commercial Mortgage Trust 2019-XL
Series 2019-XL, 2.244%, due 10/15/36 (1 Month U.S. LIBOR + 0.920%) (b)(c)	381,490	374,844
BX Commercial Mortgage Trust 2021-21M
Series TR, 5.334%, due 10/15/36 (1 Month U.S. LIBOR + 4.010%) (b)(c)	162,000	151,228
BX Commercial Mortgage Trust 2021-CIP
Series 2021-CIP, 2.245%, due 12/15/38 (1 Month U.S. LIBOR + 0.921%) (b)(c)	110,000	106,694

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 13.1% (Continued)
BX Commercial Mortgage Trust 2021-SOAR
Series TR, 3.675%, due 06/15/38 (1 Month U.S. LIBOR + 2.350%) (b)(c)	$992,482	$926,966
BX Commercial Mortgage Trust 2021-VOLT
Series 2021-VOLT, 2.024%, due 09/15/36 (1 Month U.S. LIBOR + 0.700%) (b)(c)	115,000	110,971
BX Commercial Mortgage Trust 2021-VOLT
Series 2021-VOLT, 3.724%, due 09/15/36 (1 Month U.S. LIBOR + 2.400%) (b)(c)	167,000	155,009
BX Trust 2018-GW
Series 2018-GW, 4.244%, due 05/15/37 (1 Month U.S. LIBOR + 2.920%) (b)(c)	83,000	77,458
BX Trust 2019-CALM
Series 2019-CALM, 3.324%, due 11/15/32 (1 Month U.S. LIBOR + 2.000%) (b)(c)	195,000	183,511
BX TRUST 2021-BXMF
Series 2021-BXMF, 4.674%, due 10/15/38 (1 Month U.S. LIBOR + 3.350%) (b)(c)	162,000	151,219
CAMB COML MTG TR 2019-LIFE
Series 2019-LIFE, 2.394%, due 12/15/37 (1 Month U.S. LIBOR + 1.070%) (b)(c)	$100,000	$98,124
CHL Mortgage Pass-Through Trust 2007-HY5
Series 2007-HY5, 3.077%, due 09/25/37 (d)	748,920	646,592
CIM Trust 2018-INV1
Series 2018-INV1, 4.000%, due 08/25/48 (c)(d)	270,731	267,824
CIM Trust 2019-INV2
Series 2019-INV2, 4.000%, due 05/25/49 (c)(d)	19,861	19,522
CIM Trust 2019-J1
Series 2019-J1, 3.948%, due 08/25/49 (c)(d)	180,898	167,236
Citigroup Commercial Mortgage Trust 2013-GC17
Series D, 5.252%, due 11/13/46 (c)(d)	100,000	90,945
Citigroup Commercial Mortgage Trust 2015-GC27
Series C, 4.570%, due 02/12/48 (d)	164,000	153,806
Citigroup Commercial Mortgage Trust 2016-P4
Series 2016-P4, 4.099%, due 07/12/49 (c)(d)	500,000	416,774
Citigroup Commercial Mortgage Trust 2018-C6
Series D, 5.234%, due 11/10/51 (c)(d)	380,000	336,803
Citigroup Commercial Mortgage Trust 2019-SMRT
Series E, 4.903%, due 01/11/36 (c)(d)	116,000	112,436

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 13.1% (Continued)
Citigroup Mortgage Loan Trust 2015-RP2
Series B-4, 4.250%, due 01/25/53 (c)	$579,810	$581,237
Citigroup Mortgage Loan Trust 2019-E
Series 2019-E, 3.228%, due 11/25/70 (c)	483,633	483,489
COLT 2022-5 Mortgage Loan Trust
Series 2022-5, 4.550%, due 04/25/67 (c)(d)	97,412	94,327
Credit Suisse Mortgage Capital Certificates 2019-ICE4
Series 2019-ICE4, 2.304%, due 05/15/36 (1 Month U.S. LIBOR + 0.980%) (b)(c)	240,000	236,103
CSAIL 2020-C19 Commercial Mortgage Trust
Series 2020-C19, 2.500%, due 03/17/53 (c)	400,000	266,241
CSMC 2020-NET
Series 2020-NET, 3.828%, due 08/17/37 (c)(d)	118,000	105,787
CSMC Series 2019-NQM1
Series 2019-NQM1, 2.656%, due 10/25/59 (c)	22,982	22,391
DBGS 2018-5BP Mortgage Trust
Series 2018-5BP, 3.924%, due 06/15/33 (1 Month U.S. LIBOR + 2.600%) (b)(c)	140,000	126,228
DBUBS 2011-LC2 Mortgage Trust
Series 2011-LC2, 4.000%, due 07/12/44 (1 Month U.S. LIBOR + 3.650%) (b)(c)	$79,906	$79,612
Deephaven Residential Mortgage Trust 2022-2
Series 2022-2, 4.300%, due 03/25/67 (SOFR 30 Day Average + 1.700%) (b)(c)	570,933	552,256
First Republic Mortgage Trust 2020-1
Series B-1, 2.880%, due 04/25/50 (c)(d)	696,095	596,558
Flagstar Mortgage Trust 2018-6RR
Series 2018-6RR, 4.920%, due 10/25/48 (c)(d)	461,660	462,179
Fontainebleau Miami Beach Trust 2019-FBLU
Series F, 4.095%, due 12/12/36 (c)(d)	120,000	110,599
Fontainebleau Miami Beach Trust 2019-FBLU
Series G, 4.095%, due 12/12/36 (c)(d)	112,000	100,149
FREMF 2018-KF49 Mortgage Trust
Series 2018-KF49, 3.020%, due 06/25/25 (1 Month U.S. LIBOR + 1.900%) (b)(c)	38,411	37,956
FREMF 2019-KF71 Mortgage Trust
Series 2019-KF71, 7.120%, due 10/25/29 (1 Month U.S. LIBOR + 6.000%) (b)(c)	199,137	198,149

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 13.1% (Continued)
FREMF 2019-KG01 Mortgage Trust
Series 2019-KG01, 0.000%, due 05/25/29 (c)	$400,000	$231,839
GCAT 2020-3 LLC
Series LLC, 2.981%, due 09/25/25 (c)	902,922	886,202
Great Wolf Trust 2019-WOLF
Series 2019-WOLF, 4.455%, due 12/15/36 (1 Month U.S. LIBOR + 3.131%) (b)(c)	124,000	113,001
GS Mortgage Securities Corp Trust 2018-RIVR
Series C, 2.574%, due 07/16/35 (1 Month U.S. LIBOR + 1.250%) (b)(c)	122,000	117,006
GS Mortgage Securities Corp Trust 2018-RIVR
Series F, 3.424%, due 07/16/35 (1 Month U.S. LIBOR + 2.100%) (b)(c)	1,000,000	850,871
GS Mortgage-Backed Securities Corp Trust 2020-PJ6
Series A-4, 2.500%, due 05/25/51 (c)(d)	355,266	300,100
GS Mortgage-Backed Securities Trust 2022-PJ1
Series 2022-PJ1, 2.500%, due 05/25/52 (c)(d)	289,350	238,635
GSAA Home Equity Trust 2005-6
Series 2005-6, 2.269%, due 06/25/35 (1 Month U.S. LIBOR + 0.645%) (b)	611,183	613,031
GSAA Home Equity Trust 2006-4
Series 2006-4, 2.981%, due 03/25/36 (d)	$428,305	$289,199
GSAA Home Equity Trust 2007-7
Series 2007-7, 2.164%, due 07/25/37 (1 Month U.S. LIBOR + 0.540%) (b)	151,397	145,914
GSCG Trust 2019-600C
Series 2019-600C, 4.118%, due 09/06/34 (c)(d)	183,000	167,379
Home RE 2021-1 Ltd.
Series LTD, 3.924%, due 07/25/33 (1 Month U.S. LIBOR + 2.300%) (b)(c)	500,000	474,375
Homeward Opportunities Fund Trust 2020-BPL1
Series A2, 5.438%, due 08/25/25 (c)	417,113	416,660
Hundred Acre Wood Trust 2021-INV1
Series A27, 2.500%, due 07/25/51 (c)(d)	349,480	286,915
JP Morgan Chase Commercial Mortgage Securities Trust 2018-AON
Series D, 4.767%, due 07/08/31 (c)(d)	382,000	370,678
JP Morgan Chase Commercial Mortgage Securities Trust 2018-WPT
Series FLT, 5.542%, due 07/08/33 (c)(d)	1,400,000	1,352,844

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 13.1% (Continued)
JP Morgan Chase Commercial Mortgage Securities Trust 2019-MFP
Series E, 3.484%, due 07/15/36 (1 Month U.S. LIBOR + 2.160%) (b)(c)	$125,000	$117,160
JP Morgan Chase Commercial Mortgage Securities Trust 2020-NNN
Series 3.97200, 3.972%, due 01/16/37 (c)	100,000	91,665
JP Morgan Mortgage Trust 2018-8
Series 2018-8, 4.091%, due 01/25/49 (c)(d)	460,995	446,660
JP Morgan Mortgage Trust 2019-8
Series 2019-8, 3.175%, due 03/25/50 (c)(d)	189,847	168,335
JP Morgan Mortgage Trust 2019-8
Series 2019-8, 3.500%, due 03/25/50 (c)(d)	9,985	9,507
JP Morgan Mortgage Trust 2020-4
Series 2020-4, 3.000%, due 11/25/50 (c)(d)	215,952	199,845
JP Morgan Mortgage Trust 2022-5
Series 2022-5, 2.800%, due 09/25/52 (c)(d)	491,082	418,168
JPMBB Commercial Mortgage Securities Trust 2015-C27
Series D, 3.944%, due 02/18/48 (c)(d)	124,000	104,567
Legacy Mortgage Asset Trust 2020-GS3
Series A2, 4.000%, due 05/25/60 (c)	$900,000	$894,880
Life 2022-BMR Mortgage Trust
Series A-1, 2.574%, due 05/17/38 (1 Month SOFR Rate + 1.295%) (b)(c)	270,000	263,236
Life 2022-BMR Mortgage Trust
Series B, 3.073%, due 05/17/38 (1 Month SOFR Rate + 1.794%) (b)(c)	250,000	242,484
Life 2022-BMR Mortgage Trust
Series D, 3.821%, due 05/17/38 (1 Month SOFR Rate + 2.542%) (b)(c)	205,000	195,770
LSTAR Commercial Mortgage Trust 2016-4
Series 2016-4, 4.739%, due 03/12/49 (c)(d)	274,000	260,960
Med Trust 2021-MDLN
Series 2021-MDLN, 6.575%, due 11/15/38 (1 Month U.S. LIBOR + 5.250%) (b)(c)	161,000	152,486
MFA 2020-NQM3 Trust
1.632%, due 01/26/65 (c)(d)	155,440	148,135
MHC Commercial Mortgage Trust 2021-MHC
Series 2021-MHC, 3.925%, due 04/15/38 (1 Month U.S. LIBOR + 2.601%) (b)(c)	300,000	279,264

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 13.1% (Continued)
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17
Series 2014-C17, 4.638%, due 08/16/47 (d)	$117,000	$112,763
Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34
Series 2017-C34, 4.315%, due 11/18/52 (d)	170,000	155,667
Morgan Stanley Capital I Trust 2018-SUN
Series 2018-SUN, 3.874%, due 07/16/35 (1 Month U.S. LIBOR + 2.550%) (b)(c)	60,000	56,408
Morgan Stanley Capital I Trust 2019-NUGS
Series E, 3.744%, due 12/15/36 (1 Month U.S. LIBOR + 2.244%) (b)(c)	147,000	141,149
Morgan Stanley Capital I Trust 2019-NUGS
Series F, 4.344%, due 12/15/36 (1 Month U.S. LIBOR + 2.844%) (b)(c)	125,000	118,911
Morgan Stanley Capital I Trust 2019-PLND
Series E, 3.474%, due 05/15/36 (1 Month U.S. LIBOR + 2.150%) (b)(c)	189,000	175,037
MSCG Trust 2018-SELF
Series 2018-SELF, 4.374%, due 10/15/37 (1 Month U.S. LIBOR + 3.050%) (b)(c)	150,000	141,793
NewRez Warehouse Securitization Trust 2021-1
Series 21-1, 6.874%, due 05/25/55 (1 Month U.S. LIBOR + 5.250%) (b)(c)	$1,000,000	$994,508
One New York Plaza Trust 2020-1NYP
Series C, 3.524%, due 01/15/26 (1 Month U.S. LIBOR + 2.200%) (b)(c)	160,000	155,529
PR Mortgage Loan Trust 2014-1
Series 2014-1, 5.878%, due 10/25/49 (c)(d)(e)	1,254,102	1,170,635
Provident Funding Mortgage Trust 2021-J1
Series 2.00000, 2.000%, due 10/25/51 (c)(d)	200,000	132,401
RATE Mortgage Trust 2021-HB1
Series FLT, 2.500%, due 12/25/51 (c)(d)	483,168	398,482
RCKT Mortgage Trust 2021-1
Series 2021-1, 2.722%, due 03/25/51 (c)(d)	483,285	378,772
Renaissance Home Equity Loan Trust 2004-4
Series 2004-4, 5.818%, due 02/25/35	334,487	337,053
RLGH Trust 2021-TROT
Series 2021-TROT, 3.039%, due 04/15/36 (1 Month U.S. LIBOR + 1.714%) (b)(c)	175,000	172,769

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 13.1% (Continued)
Sequoia Mortgage Trust 2021-3
Series B-3, 2.654%, due 05/25/51 (c)(d)	$486,552	$359,489
Soho Trust 2021-SOHO
Series 2021-SOHO, 2.786%, due 08/12/38 (c)(d)	168,000	135,716
SREIT Trust 2021-IND
Series 2021-IND, 3.859%, due 10/15/38 (1 Month U.S. LIBOR + 2.535%) (b)(c)	164,000	157,118
TTAN 2021-MHC
Series 2021-MHC, 4.225%, due 03/15/38 (1 Month U.S. LIBOR + 2.900%) (b)(c)	199,491	184,025
UBS Commercial Mortgage Trust 2017-C4
Series 2017-C4, 4.575%, due 10/17/50 (d)	250,000	224,534
Velocity Commercial Capital Loan Trust 2020-2
5.000%, due 05/25/50 (c)(d)	500,000	464,356
Verus Securitization Trust 2022-4
Series A-2, 4.740%, due 04/25/67 (c)(d)	191,034	186,529
WaMu Mortgage Pass-Through Certificates Series 2007-HY3 Trust
Series 2007-HY3, 2.913%, due 03/25/37 (d)	390,027	330,627
Wells Fargo Commercial Mortgage Trust 2021-C59
Series E, 2.500%, due 04/17/54 (c)	400,000	252,302
WFRBS Commercial Mortgage Trust 2014-C21
Series 2014-C21, 3.497%, due 08/16/47 (c)	$300,000	$259,697
Total Non-Agency Mortgage-Backed Obligations (Cost $35,501,949)		33,108,519

NON-AGENCY MORTGAGE-BACKED OBLIGATION INTEREST-ONLY STRIPS — 1.8%
BANK 2017-BNK8
Series 2017-BNK8, 1.404%, due 11/17/50 (c)(d)	7,050,000	421,070
BANK 2018-BNK11
Series 2018-BNK11, 0.609%, due 03/17/61 (d)	11,397,591	262,980
BANK 2019-BNK21
Series 2019-BNK21, 0.987%, due 10/18/52 (d)	4,103,137	194,000
BANK 2020-BNK30
Series 2020-BNK30, 1.428%, due 12/17/53 (d)	1,278,363	100,623
Barclays Commercial Mortgage Trust 2019-C3
Series 2019-C3, 1.496%, due 05/17/52 (d)	1,453,344	99,586
BBCMS Mortgage Trust 2021-C11
Series 2021-C11, 1.640%, due 09/17/54 (c)(d)	1,255,000	141,863
Benchmark 2018-B4 Mortgage Trust
Series 2018-B4, 1.750%, due 07/17/51 (c)(d)	7,000,000	600,877
Benchmark 2019-B10 Mortgage Trust
Series 2019-B10, 1.062%, due 03/17/62 (c)(d)	2,820,000	150,386

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATION INTEREST-ONLY STRIPS — 1.8% (Continued)
Benchmark 2020-B17 Mortgage Trust
Series 2020-B17, 1.539%, due 03/17/53 (d)	$2,533,961	$169,683
Benchmark 2020-B18 Mortgage Trust
Series 2020-B18, 1.916%, due 07/17/53 (d)	1,555,408	138,637
Benchmark 2021-B25 Mortgage Trust
Series 2021-B25, 1.225%, due 04/17/54 (d)	2,230,556	185,324
CD 2017-CD4 Mortgage Trust
Series 2017-CD4, 1.389%, due 05/12/50 (d)	1,642,697	74,906
CFCRE Commercial Mortgage Trust 2016-C4
Series 2016-C4, 1.786%, due 05/10/58 (d)	658,889	30,917
CFCRE Commercial Mortgage Trust 2017-C8
Series 2017-C8, 1.647%, due 06/17/50 (d)	1,115,445	61,257
Citigroup Commercial Mortgage Trust 2016-C1
Series XA, 1.990%, due 05/10/49 (d)	748,365	42,520
Citigroup Commercial Mortgage Trust 2017-P8
Series X-A, 1.023%, due 09/16/50 (d)	984,082	35,565
Citigroup Commercial Mortgage Trust 2019-C7
Series X-A, 0.998%, due 12/16/72 (d)	6,238,299	309,627
COMM 2013-CCRE12 Mortgage Trust
Series 2013-CCRE12, 1.266%, due 10/15/46 (d)	2,975,271	31,191
COMM 2015-LC21 Mortgage Trust
Series 2015-LC21, 0.810%, due 07/10/48 (d)	1,396,566	22,384
CSAIL 2016-C6 Commercial Mortgage Trust
Series 2016-C6, 2.029%, due 01/15/49 (d)	$619,271	$34,228
CSAIL 2017-CX10 Commercial Mortgage Trust
Series 2017-CX10, 0.834%, due 11/17/50 (d)	4,934,300	132,560
CSAIL 2018-CX12 Commercial Mortgage Trust
Series 2018-CX12, 0.726%, due 08/17/51 (d)	4,473,547	119,739
FREMF 2019-KG01 Mortgage Trust
Series 2019-KG01, 0.100%, due 04/25/29 (c)	5,099,157	19,234
FREMF 2019-KG01 Mortgage Trust
Series 2019-KG01, 0.100%, due 05/25/29 (c)	570,000	2,716
GS Mortgage Securities Corp II
Series 2013-GC10, 1.606%, due 02/10/46 (d)	1,729,252	6,067
GS Mortgage Securities Trust 2011-GC3
Series 2011-GC3, 0.291%, due 03/10/44 (c)(d)(e)	617,614	1,875
GS Mortgage Securities Trust 2019-GC42
Series X-A, 0.932%, due 09/12/52 (d)	2,314,670	99,408
GS Mortgage Securities Trust 2020-GC47
Series X-A, 1.245%, due 05/14/53 (d)	1,463,997	102,150
GS Mortgage Securities Trust 2020-GSA2
Series X-A, 1.845%, due 12/12/53 (c)(d)	1,207,149	125,761

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATION INTEREST-ONLY STRIPS — 1.8% (Continued)
JPMBB Commercial Mortgage Securities Trust 2014-C19
Series X-A, 0.796%, due 04/17/47 (d)	$13,959,684	$105,653
JPMDB Commercial Mortgage Securities Trust 2016-C2
Series X-A, 1.705%, due 06/17/49 (d)	994,517	39,425
LSTAR Commercial Mortgage Trust 2016-4
Series 2016-4, 1.917%, due 03/12/49 (c)(d)	893,008	25,767
LSTAR Commercial Mortgage Trust 2017-5
Series 2017-5, 0.942%, due 03/11/50 (c)(d)	1,934,853	43,142
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13
Series 2013-C13, 1.101%, due 11/19/46 (d)	4,708,761	40,193
Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19
Series 2014-C19, 1.103%, due 12/17/47 (d)	2,126,868	36,655
Morgan Stanley Capital I Trust 2016-UBS12
Series X-A, 0.792%, due 12/17/49 (d)	2,700,536	63,319
PMTT4
Series 2017-PM1, 0.000%, due 10/26/48 (c)	174,723,318	220,483
SG Commercial Mortgage Securities Trust 2016-C5
Series 2016-C5, 2.061%, due 10/13/48 (d)	1,052,756	50,152
UBS Commercial Mortgage Trust 2018-C9
Series 2018-C9, 1.030%, due 03/17/51 (d)	$2,467,565	$100,208
Wells Fargo Commercial Mortgage Trust 2018-C45
Series X-A, 0.950%, due 06/16/51 (d)	5,093,944	197,740
Total Non-Agency Mortgage-Backed Obligation Interest-Only Strips (Cost $6,644,146)		4,639,871

ASSET-BACKED SECURITIES — 5.8%
Air Canada 2017-1 Class B Pass Through Trust
Series 2017-1, 3.700%, due 07/15/31 (c)	657,407	608,102
AMSR 2021-SFR1 Trust
Series 2021-SFR1, 2.900%, due 06/19/40 (c)	1,200,000	985,882
AMSR 2021-SFR3 Trust
Series 2021-SFR3, 4.896%, due 10/09/26 (c)	550,000	476,831
Applebee’s Funding LLC
Series 2019-1, 4.194%, due 06/05/49 (c)	148,500	145,444
Series 2019-1, 4.723%, due 06/05/49 (c)	99,000	92,597
AQUA FIN TR 2021-A
Series 2021-A, 1.540%, due 07/17/46 (c)	114,283	105,381
Bojangles Issuer LLC
Series LLC, 3.832%, due 10/20/50 (c)	99,750	94,771
CARDS II Trust
Series 2021-1, 0.931%, due 04/15/27 (c)	150,000	142,232
Carmax Auto Owner Trust 2019-3
Series 2019-3, 2.850%, due 01/15/26	100,000	98,885

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Par Value	Value
ASSET-BACKED SECURITIES — 5.8% (Continued)
Castlelake Aircraft Structured Trust 2019-1
Series 2091-1, 6.899%, due 04/15/39 (c)	$955,304	$600,278
Commonbond Student Loan Trust 2018-BGS
Series C, 4.120%, due 09/25/45 (c)	8,918	8,276
Countrywide Asset-Backed Certificates
Series 2006-6, 1.964%, due 09/25/36 (1 Month U.S. LIBOR + 0.340%) (b)	300,725	300,581
DB Master Finance LLC
Series 2019-1, 4.021%, due 05/20/49 (c)	87,525	84,866
Domino’s Pizza Master Issuer LLC
Series 3.15100, 3.151%, due 04/25/51 (c)	99,000	86,241
First Franklin Mortgage Loan Trust 2004-FF10
Series M-1, 2.899%, due 07/25/34 (1 Month U.S. LIBOR + 1.275%) (b)	185,301	193,172
FirstKey Homes 2020-SFR2 Trust
Series TR, 1.266%, due 10/19/37 (c)	99,293	91,287
Home Partners of America 2019-1 Trust
Series 2019-1, 3.157%, due 09/19/39 (c)	82,576	77,888
Jack in the Box Funding LLC
Series 4.47600, 4.476%, due 08/25/49 (c)	113,563	110,020
Mill City Solar Loan 2019-2 Ltd.
Series 2019-2, 3.690%, due 07/20/43 (c)	83,378	81,560
Morgan Stanley ABS Capital I Inc Trust 2006-NC1
Series 2006-NC1, 2.194%, due 12/25/35 (1 Month U.S. LIBOR + 0.570%) (b)	$398,433	$404,532
Mosaic Solar Loan Trust 2018-1
Series 2018-1, 4.010%, due 06/22/43 (c)	195,714	188,920
Mosaic Solar Loan Trust 2018-2-GS
Series 2018-2-GS, 4.200%, due 02/22/44 (c)	206,362	200,370
Series 2018-2-GS, 4.740%, due 02/22/44 (c)	257,296	250,993
MVW Owner Trust 2018-1
Series 2018-1, 3.450%, due 01/21/36 (c)	27,807	27,327
Navient Private Education Refi Loan Trust 2020-H
Series A, 1.310%, due 01/15/69 (c)	111,023	103,560
Navient Private Education Refi Loan Trust 2021-F
Series A, 1.110%, due 02/18/70 (c)	535,720	470,064
Neighborly Issuer LLC
Series A-2, 3.584%, due 04/30/51 (c)	495,000	426,521
Progress Residential 2020-SFR3 Trust
Series TR, 4.105%, due 10/19/37 (c)	2,000,000	1,840,407
Progress Residential 2021-SFR3
Series TR, 4.254%, due 05/19/38 (c)	1,100,000	964,700
Progress Residential Trust
Series TR, 4.003%, due 07/19/38 (c)	700,000	603,130
Santander Drive Auto Receivables Trust 2022-3
Series C, 4.490%, due 08/15/29	200,000	196,756
Sofi Consumer Loan Program 2018-3 Trust
Series C, 4.670%, due 08/25/27 (c)	106,225	105,853

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Par Value	Value
ASSET-BACKED SECURITIES — 5.8% (Continued)
SoFi Consumer Loan Program 2018-4 Trust
Series D, 4.760%, due 11/26/27 (c)	$494,166	$494,166
Sofi Professional Loan Program 2018-C Trust
Series R-1, 0.000%, due 01/25/48 (c)(e)	10,000	158,801
SoFi Professional Loan Program 2021-A Trust
0.000%, due 08/17/43 (c)	23,000	425,817
SoFi Professional Loan Program 2021-B Trust
Series TR, 0.000%, due 02/15/47 (c)(e)	10,000	529,238
Structured Asset Securities Corp Mortgage Loan Trust 2006-BC3
Series A3, 1.944%, due 10/25/36 (1 Month U.S. LIBOR + 0.320%) (b)	524,643	513,783
Sunnova Sol II Issuer LLC
Series A, 2.730%, due 11/01/55 (c)	482,624	416,038
Sunrun Xanadu Issuer 2019-1 LLC
Series 2019-1, 3.980%, due 06/30/54 (c)	115,217	112,357
Taco Bell Funding LLC
Series 2016-1, 4.970%, due 05/25/46 (c)	411,350	408,096
Series 1.94600, 1.946%, due 08/25/51 (c)	99,500	85,624
United Airlines 2020-1 Class A Pass Through Trust
Series 2020-1, 5.875%, due 10/15/27	182,071	178,430
VOLT XCII LLC
Series 2021-NPL1, 4.949%, due 02/27/51 (c)	700,000	667,957
Wendy’s Funding LLC
Series 2019-1, 3.783%, due 06/15/49 (c)	$91,500	$88,338
Wingstop Funding LLC
Series 2020-1, 2.841%, due 12/05/50 (c)	248,750	219,593
Zaxby’s Funding LLC
Series 2021-1, 3.238%, due 07/30/51 (c)	148,875	131,351
Total Asset-Backed Securities (Cost $16,475,131)		14,597,016

COLLATERALIZED LOAN OBLIGATIONS — 4.8% (b)
ACREC 2021-FL1 Ltd.
Series 2021-FL1, 3.762%, due 10/20/36 (1 Month U.S. LIBOR + 2.150%) (c)	375,000	360,678
ALM 2020 Ltd.
Series 2020-1, 2.894%, due 10/15/29 (3 Month U.S. LIBOR + 1.850%) (c)	500,000	487,063
Arbor Realty Collateralized Loan Obligation 2020-FL1 Ltd.
Series 2020-FL1, 3.843%, due 02/15/35 (1 Month SOFR Rate + 2.564%) (c)	170,000	166,704
Ares XLIX CLO Ltd.
Series 2018-49, 3.086%, due 07/22/30 (3 Month U.S. LIBOR + 1.950%) (c)	1,000,000	944,873

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Par Value	Value
COLLATERALIZED LOAN OBLIGATIONS — 4.8% (b) (Continued)
Atrium IX
Series 2013-40R, 5.198%, due 05/28/30 (3 Month U.S. LIBOR + 3.600%) (c)	$500,000	$476,546
BDS 2019-FL4 Ltd.
Series 2019-FL4, 3.273%, due 08/15/36 (1 Month U.S. LIBOR + 1.750%) (c)(e)	100,000	97,301
BDS 2020-FL5 Ltd.
Series LTD, 3.671%, due 02/18/37 (1 Month SOFR Rate + 2.164%) (c)(e)	340,000	317,426
BlueMountain CLO XXVIII Ltd.
Series C, 3.044%, due 04/17/34 (3 Month U.S. LIBOR + 2.000%) (c)	250,000	229,042
Canyon Capital CLO 2014-1 Ltd.
Series 2014-1R, 4.036%, due 01/30/31 (3 Month U.S. LIBOR + 2.750%) (c)	250,000	224,139
Canyon Capital CLO 2021-2 Ltd.
Series D, 4.394%, due 04/17/34 (3 Month U.S. LIBOR + 3.350%) (c)	500,000	465,021
CIFC Funding 2015-IV Ltd.
Series IVR2, 2.963%, due 04/20/34 (3 Month U.S. LIBOR + 1.900%) (c)	$250,000	$232,687
CIFC Funding 2021-IV Ltd.
Series 2021-IV, 3.944%, due 07/15/33 (3 Month U.S. LIBOR + 2.900%) (c)	500,000	467,905
CLNC 2019-FL1 Ltd.
Series 2019-FL1, 3.524%, due 08/17/35 (1 Month SOFR Rate + 2.014%) (c)	100,000	99,770
Columbia Cent CLO 27 Ltd.
Series 2018-27R, 5.014%, due 01/25/35 (3 Month U.S. LIBOR + 3.830%) (c)	500,000	461,901
Dryden 40 Senior Loan Fund
Series 2015-40R, 3.511%, due 08/15/31 (3 Month U.S. LIBOR + 2.100%) (c)	500,000	475,618
Goldentree Loan Management US CLO 2 Ltd.
Series D, 3.713%, due 11/29/30 (3 Month U.S. LIBOR + 2.650%) (c)	500,000	469,310

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Par Value	Value
COLLATERALIZED LOAN OBLIGATIONS — 4.8% (b) (Continued)
Greystone CRE Notes 2019-FL2 Ltd.
Series D, 3.275%, due 09/15/37 (1 Month U.S. LIBOR + 2.400%) (c)(e)	$183,000	$176,657
Greystone CRE Notes 2019-FL2 Ltd.
Series C, 3.324%, due 09/15/37 (1 Month U.S. LIBOR + 2.000%) (c)(e)	200,000	196,325
Hayfin Kingsland VIII Ltd.
Series 2018-8, 2.543%, due 04/21/31 (3 Month U.S. LIBOR + 1.480%) (c)	500,000	476,871
LCM XXIV Ltd.
Series LTD, 2.963%, due 03/20/30 (3 Month U.S. LIBOR + 1.900%) (c)	250,000	234,801
Madison Park Funding XXI Ltd.
Series FLT, 3.244%, due 10/15/32 (3 Month U.S. LIBOR + 2.200%) (c)	250,000	235,393
Neuberger Berman Loan Advisers CLO 40 Ltd.
Series C, 2.794%, due 04/18/33 (3 Month U.S. LIBOR + 1.750%) (c)	250,000	231,302
Octagon Investment Partners 31 LLC
Series C-R, 3.113%, due 07/22/30 (3 Month U.S. LIBOR + 2.050%) (c)	280,000	263,646
Octagon Investment Partners XIV Ltd.
Series LTD, 4.944%, due 07/16/29 (3 Month U.S. LIBOR + 3.900%) (c)	$500,000	$449,199
OHA Credit Funding 5 Ltd.
Series E, 7.294%, due 04/18/33 (3 Month U.S. LIBOR + 6.250%) (c)	500,000	442,925
OHA Credit Funding 8 Ltd.
Series 2021-8, 2.944%, due 01/18/34 (3 Month U.S. LIBOR + 1.900%) (c)	250,000	233,012
OHA Credit Partners XIII Ltd.
Series D-R, 4.298%, due 10/23/34 (3 Month U.S. LIBOR + 3.200%) (c)	500,000	463,744
OHA Loan Funding 2013-1 Ltd.
Series FLT, 3.254%, due 07/23/31 (3 Month U.S. LIBOR + 2.070%) (c)	500,000	475,081
Palmer Square Loan Funding 2022-2 Ltd.
Series B, 3.288%, due 10/15/30 (3 Month SOFR Rate + 2.200%) (c)	800,000	764,279
TCI-Flatiron CLO 2018-1 Ltd.
Series C-R, 2.989%, due 01/29/32 (3 Month U.S. LIBOR + 1.750%) (c)	250,000	231,612

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

		Par Value	Value
COLLATERALIZED LOAN OBLIGATIONS — 4.8% (b) (Continued)
TCW CLO 2021-1 Ltd.
Series LTD, 2.963%, due 03/20/34 (3 Month U.S. LIBOR + 1.900%) (c)		$250,000	$231,594
Venture XIV CLO Ltd.
Series FLT, 3.148%, due 08/28/29 (3 Month U.S. LIBOR + 1.550%) (c)		500,000	485,280
Wind River 2014-3 CLO Ltd.
Series FLT, 4.536%, due 10/22/31 (3 Month U.S. LIBOR + 3.400%) (c)		500,000	454,653
Total Collateralized Loan Obligations (Cost $12,750,067)			12,022,358

CORPORATE BONDS — 18.4%
Basic Materials — 0.8%
Arconic Corp.
6.125%, due 02/15/28 (c)		55,000	50,669
ASP Unifrax Holdings, Inc.
5.250%, due 09/30/28 (c)		50,000	39,750
Cleveland-Cliffs, Inc.
4.625%, due 03/01/29 (a)(c)		295,000	260,337
4.875%, due 03/01/31 (a)(c)		180,000	158,400
Coeur Mining, Inc.
5.125%, due 02/15/29 (c)		25,000	17,563
Compass Minerals International, Inc.
6.750%, due 12/01/27 (c)		25,000	22,625
CVR Partners LP
6.125%, due 06/15/28 (c)		$30,000	$26,850
Ecolab, Inc.
1.000%, due 01/15/24	EUR	150,000	155,014
Freeport-McMoRan, Inc.
4.125%, due 03/01/28		25,000	23,125
4.375%, due 08/01/28		50,000	46,750
4.625%, due 08/01/30		400,000	369,000
5.450%, due 03/15/43		480,000	444,000
Glencore Funding LLC
1.625%, due 04/27/26 (c)		95,000	84,016
3.375%, due 09/23/51 (c)		70,000	47,819
Illuminate Buyer LLC
9.000%, due 07/01/28 (c)		25,000	19,750
Iris Holdings, Inc.
8.750%, due 02/15/26 (c)		25,000	19,990
LSF11 A5 HoldCo LLC
6.625%, due 10/15/29 (c)		15,000	12,600
Novelis Corp.
3.875%, due 08/15/31 (c)		25,000	19,188
Olin Corp.
5.125%, due 09/15/27		25,000	22,750
Schweitzer-Mauduit International, Inc.
6.875%, due 10/01/26 (c)		25,000	22,375
Tronox, Inc.
4.625%, due 03/15/29 (c)		20,000	16,200
Vibrantz Technologies, Inc.
9.000%, due 02/15/30 (c)		25,000	18,125

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Par Value	Value
CORPORATE BONDS — 18.4% (Continued)
Basic Materials — 0.8% (Continued)
WR Grace Holdings LLC
5.625%, due 08/15/29 (c)	$60,000	$45,000
		1,941,896
Communications — 2.4%
AMC Networks, Inc.
4.250%, due 02/15/29	25,000	20,250
AT&T, Inc.
3.500%, due 09/15/53	280,000	211,615
3.550%, due 09/15/55	33,000	24,533
Audacy Capital Corp.
6.500%, due 05/01/27 (c)	25,000	14,250
Beasley Mezzanine Holdings LLC
8.625%, due 02/01/26 (c)	25,000	18,687
CCO Holdings LLC
5.125%, due 05/01/27 (c)	360,000	339,750
4.750%, due 03/01/30 (c)	230,000	196,075
4.500%, due 08/15/30 (c)	125,000	104,062
4.250%, due 02/01/31 (c)	35,000	28,262
4.750%, due 02/01/32 (c)	30,000	24,563
4.500%, due 06/01/33 (c)	100,000	79,000
4.250%, due 01/15/34 (c)	55,000	42,213
Cengage Learning, Inc.
9.500%, due 06/15/24 (c)	40,000	36,900
Charter Communications Operating LLC
4.908%, due 07/23/25	245,000	245,576
2.800%, due 04/01/31	130,000	104,184
5.750%, due 04/01/48	180,000	161,178
5.125%, due 07/01/49	$405,000	$336,330
Clear Channel Outdoor Holdings, Inc.
7.500%, due 06/01/29 (c)	65,000	46,962
Comcast Corp.
3.400%, due 04/01/30	140,000	132,184
2.937%, due 11/01/56	106,000	73,411
CommScope Technologies LLC
5.000%, due 03/15/27 (c)	25,000	18,656
CommScope, Inc.
4.750%, due 09/01/29 (c)	40,000	32,200
CSC Holdings LLC
5.250%, due 06/01/24	25,000	23,375
Directv Financing LLC
5.875%, due 08/15/27 (c)	60,000	51,300
DISH DBS Corp.
5.750%, due 12/01/28 (c)	30,000	22,200
5.125%, due 06/01/29	50,000	30,250
Embarq Corp.
7.995%, due 06/01/36	25,000	18,937
Expedia Group, Inc.
5.000%, due 02/15/26	135,000	134,927
3.250%, due 02/15/30	150,000	124,945
Frontier Communications Holdings LLC
5.875%, due 10/15/27 (c)	10,000	8,975
5.000%, due 05/01/28 (c)	25,000	21,343
6.000%, due 01/15/30 (c)	35,000	26,994
GCI LLC
4.750%, due 10/15/28 (c)	25,000	21,594

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Par Value	Value
CORPORATE BONDS — 18.4% (Continued)
Communications — 2.4% (Continued)
Gray Escrow II, Inc.
5.375%, due 11/15/31 (c)	$25,000	$19,937
Hughes Satellite Systems Corp.
6.625%, due 08/01/26	5,000	4,437
iHeartCommunications, Inc.
8.375%, due 05/01/27	25,000	19,875
Liberty Broadband Corp. CVRT
1.250%, due 09/30/50 (c)	245,000	230,950
2.750%, due 09/30/50 (c)	165,000	158,838
Liberty Media Corp. CVRT
0.500%, due 12/01/50 (c)	100,000	111,329
Lumen Technologies, Inc.
5.125%, due 12/15/26 (c)	40,000	33,600
Match Group Holdings II LLC
4.125%, due 08/01/30 (a)(c)	200,000	167,500
McGraw-Hill Education, Inc.
5.750%, due 08/01/28 (c)	30,000	25,650
8.000%, due 08/01/29 (c)	25,000	20,188
MercadoLibre, Inc.
2.375%, due 01/14/26	200,000	172,250
Millennium Escrow Corp.
6.625%, due 08/01/26 (c)	25,000	20,531
Netflix, Inc.
4.875%, due 04/15/28	60,000	56,550
5.875%, due 11/15/28	15,000	14,663
5.375%, due 11/15/29 (c)	210,000	197,925
News Corp.
3.875%, due 05/15/29 (c)	$395,000	$341,675
5.125%, due 02/15/32 (c)	20,000	17,650
Paramount Global
6.250%, due 02/28/57 (3 Month U.S. LIBOR + 3.899%) (b)	25,000	21,750
6.375%, due 03/30/62 (5 Year CMT Rate + 3.999%) (b)	145,000	129,413
Radiate Holdco LLC
4.500%, due 09/15/26 (c)	25,000	21,375
Scripps Escrow II, Inc.
3.875%, due 01/15/29 (c)	25,000	20,750
Scripps Escrow, Inc.
5.875%, due 07/15/27 (c)	45,000	39,375
Sinclair Television Group, Inc.
4.125%, due 12/01/30 (c)	25,000	19,625
Sirius XM Radio, Inc.
5.000%, due 08/01/27 (c)	25,000	23,125
4.125%, due 07/01/30 (c)	235,000	196,813
Spanish Broadcasting System, Inc.
9.750%, due 03/01/26 (c)	25,000	19,844
Sprint Corp.
7.625%, due 03/01/26	25,000	26,344
Stagwell Global LLC
5.625%, due 08/15/29 (c)	25,000	19,875
T-Mobile USA, Inc.
2.250%, due 02/15/26	150,000	134,683
2.625%, due 04/15/26	45,000	40,912

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Par Value	Value
CORPORATE BONDS — 18.4% (Continued)
Communications — 2.4% (Continued)
4.750%, due 02/01/28	$35,000	$33,862
2.625%, due 02/15/29	90,000	75,513
3.375%, due 04/15/29	110,000	96,362
3.375%, due 04/15/29 (c)	5,000	4,356
2.875%, due 02/15/31	85,000	70,550
3.500%, due 04/15/31	65,000	56,225
3.500%, due 04/15/31 (c)	90,000	77,376
Townsquare Media, Inc.
6.875%, due 02/01/26 (c)	30,000	26,963
Uber Technologies, Inc.
4.500%, due 08/15/29 (c)	30,000	24,675
Uber Technologies, Inc. CVRT
0.000%, due 12/15/25	195,000	155,715
Univision Communications, Inc.
6.625%, due 06/01/27 (c)	25,000	23,625
Urban One, Inc.
7.375%, due 02/01/28 (c)	25,000	21,406
Verizon Communications, Inc.
2.511%, due 05/15/25 (3 Month U.S. LIBOR + 1.100%) (b)	120,000	119,250
3.875%, due 03/01/52	45,000	37,850
Viasat, Inc.
5.625%, due 09/15/25 (c)	25,000	20,219
Viavi Solutions, Inc.
3.750%, due 10/01/29 (c)	25,000	21,250
Zayo Group Holdings, Inc.
6.125%, due 03/01/28 (c)	$25,000	$18,063
		5,986,373
Consumer, Cyclical — 3.1%
Academy Ltd.
6.000%, due 11/15/27 (c)	25,000	22,719
Adams Homes, Inc.
7.500%, due 02/15/25 (c)	25,000	22,750
Affinity Gaming
6.875%, due 12/15/27 (c)	25,000	20,937
Allison Transmission, Inc.
5.875%, due 06/01/29 (c)	25,000	23,219
American Airlines Group, Inc. CVRT
6.500%, due 07/01/25	285,000	302,194
American Airlines, Inc.
5.500%, due 04/20/26 (c)	220,000	201,300
5.750%, due 04/20/29 (c)	310,000	265,825
American Axle & Manufacturing, Inc.
5.000%, due 10/01/29 (a)	25,000	20,375
Arko Corp.
5.125%, due 11/15/29 (c)	15,000	11,400
Asbury Automotive Group, Inc.
4.750%, due 03/01/30	25,000	20,562
Bath & Body Works, Inc.
6.750%, due 07/01/36	25,000	20,000
BCPE Empire Holdings, Inc.
7.625%, due 05/01/27 (c)	35,000	28,437
Burlington Stores, Inc. CVRT
2.250%, due 04/15/25	225,000	224,104
Caesars Entertainment, Inc.
6.250%, due 07/01/25 (c)	25,000	24,094

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

		Par Value	Value
CORPORATE BONDS — 18.4% (Continued)
Consumer, Cyclical — 3.1% (Continued)
4.625%, due 10/15/29 (c)		$55,000	$42,625
CCM Merger, Inc.
6.375%, due 05/01/26 (c)		25,000	22,781
Century Communities, Inc.
3.875%, due 08/15/29 (c)		25,000	19,562
Crocs, Inc.
4.125%, due 08/15/31 (c)		25,000	17,500
Dealer Tire LLC
8.000%, due 02/01/28 (c)		5,000	4,337
Delta Air Lines 2020-1 Class A Pass Through Trust
2.500%, due 12/10/29		81,928	72,568
Delta Air Lines, Inc.
2.900%, due 10/28/24		200,000	185,250
4.500%, due 10/20/25 (c)		95,000	92,205
7.375%, due 01/15/26		35,000	34,956
4.750%, due 10/20/28 (c)		735,000	693,389
Dick’s Sporting Goods, Inc.
3.150%, due 01/15/32		155,000	122,430
Dollar Tree, Inc.
4.000%, due 05/15/25		250,000	249,141
Ferrellgas LP
5.375%, due 04/01/26 (c)		25,000	21,719
Fertitta Entertainment LLC
6.750%, due 01/15/30 (c)		75,000	57,375
Foot Locker, Inc.
4.000%, due 10/01/29 (c)		25,000	18,875
Ford Motor Co.
3.250%, due 02/12/32		175,000	128,621
Ford Motor Credit Co. LLC
2.748%, due 06/14/24	GBP	100,000	$111,924
4.950%, due 05/28/27		$200,000	185,483
4.125%, due 08/17/27		300,000	261,249
2.900%, due 02/16/28		200,000	161,814
3.625%, due 06/17/31		245,000	189,547
Foundation Building Materials, Inc.
6.000%, due 03/01/29 (c)		25,000	18,250
General Motors Financial Co., Inc.
2.400%, due 10/15/28		160,000	132,864
Golden Entertainment, Inc.
7.625%, due 04/15/26 (c)		25,000	24,750
Hilton Domestic Operating Co., Inc.
4.875%, due 01/15/30		160,000	143,600
3.625%, due 02/15/32 (c)		100,000	79,500
Hyatt Hotels Corp.
5.750%, due 04/23/30		148,000	150,087
Installed Building Products, Inc.
5.750%, due 02/01/28 (c)		25,000	22,000
Interface, Inc.
5.500%, due 12/01/28 (c)		25,000	21,062
LBM Acquisition LLC
6.250%, due 01/15/29 (c)		25,000	15,844
LCM Investments Holdings II LLC
4.875%, due 05/01/29 (c)		25,000	19,125
LGI Homes, Inc.
4.000%, due 07/15/29 (c)		25,000	18,562
Lindblad Expeditions LLC
6.750%, due 02/15/27 (c)		25,000	21,375

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Par Value	Value
CORPORATE BONDS — 18.4% (Continued)
Consumer, Cyclical — 3.1% (Continued)
Lions Gate Capital Holdings LLC
5.500%, due 04/15/29 (c)	$60,000	$46,500
Lowe’s Cos., Inc.
4.450%, due 04/01/62	88,000	74,919
M/I Homes, Inc.
3.950%, due 02/15/30	25,000	18,750
Macy’s Retail Holdings LLC
6.125%, due 03/15/32 (c)	25,000	20,875
Magallanes, Inc.
3.755%, due 03/15/27 (c)	130,000	121,779
Marriott International, Inc.
3.125%, due 06/15/26	145,000	138,227
McDonald’s Corp.
3.600%, due 07/01/30	140,000	132,953
Meritor, Inc.
4.500%, due 12/15/28 (c)	25,000	24,375
MGM Resorts International
5.500%, due 04/15/27	15,000	13,425
4.750%, due 10/15/28	20,000	16,800
Midwest Gaming Borrower LLC
4.875%, due 05/01/29 (c)	70,000	57,225
Murphy Oil USA, Inc.
5.625%, due 05/01/27	25,000	24,500
Penn National Gaming, Inc.
4.125%, due 07/01/29 (c)	25,000	19,000
Premier Entertainment Sub LLC
5.625%, due 09/01/29 (c)	35,000	24,719
5.875%, due 09/01/31 (c)	25,000	17,250
Real Hero Merger Sub 2, Inc.
6.250%, due 02/01/29 (c)	$25,000	$18,937
Scientific Games Holdings LP
6.625%, due 03/01/30 (c)	80,000	67,800
Scientific Games International, Inc.
7.250%, due 11/15/29 (c)	30,000	28,050
Shea Homes LP
4.750%, due 04/01/29 (c)	25,000	19,500
Sizzling Platter LLC
8.500%, due 11/28/25 (c)	15,000	12,712
Sonic Automotive, Inc.
4.625%, due 11/15/29 (c)	85,000	65,769
Southwest Airlines Co. CVRT
1.250%, due 05/01/25	180,000	212,312
Specialty Building Products Holdings LLC
6.375%, due 09/30/26 (c)	25,000	20,094
SRS Distribution, Inc.
4.625%, due 07/01/28 (c)	50,000	43,750
6.125%, due 07/01/29 (c)	25,000	19,625
Staples, Inc.
7.500%, due 04/15/26 (c)	25,000	20,719
10.750%, due 04/15/27 (c)	25,000	16,500
Station Casinos LLC
4.500%, due 02/15/28 (c)	25,000	21,000
STL Holding Co. LLC
7.500%, due 02/15/26 (c)	25,000	21,750
Suburban Propane Partners LP
5.000%, due 06/01/31 (c)	45,000	38,025
SWF Escrow Issuer Corp.
6.500%, due 10/01/29 (c)	25,000	17,125

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Par Value	Value
CORPORATE BONDS — 18.4% (Continued)
Consumer, Cyclical — 3.1% (Continued)
Taylor Morrison Communities, Inc.
5.125%, due 08/01/30 (c)	$25,000	$20,750
Tempur Sealy International, Inc.
3.875%, due 10/15/31 (c)	25,000	18,750
The Gap, Inc.
3.875%, due 10/01/31 (c)	25,000	17,437
The Goodyear Tire & Rubber Co.
5.250%, due 07/15/31	75,000	60,750
The Home Depot, Inc.
3.625%, due 04/15/52	115,000	98,167
The Michaels Cos., Inc.
5.250%, due 05/01/28 (c)	5,000	3,925
The William Carter Co.
5.625%, due 03/15/27 (c)	25,000	23,438
Travel + Leisure Co.
6.625%, due 07/31/26 (c)	69,000	65,550
4.500%, due 12/01/29 (c)	170,000	132,175
United Airlines Holdings, Inc.
4.875%, due 01/15/25 (a)	25,000	23,219
United Airlines, Inc.
4.625%, due 04/15/29 (c)	30,000	25,350
Univar Solutions USA, Inc.
5.125%, due 12/01/27 (c)	5,000	4,619
Victoria’s Secret & Co.
4.625%, due 07/15/29 (c)	55,000	41,387
Wheel Pros, Inc.
6.500%, due 05/15/29 (c)	15,000	10,650
WMG Acquisition Corp.
3.000%, due 02/15/31 (c)	340,000	265,200
Wolverine World Wide, Inc.
4.000%, due 08/15/29 (c)	$25,000	$20,063
Wyndham Hotels & Resorts, Inc.
4.375%, due 08/15/28 (c)	130,000	113,425
Wynn Las Vegas LLC
5.250%, due 05/15/27 (c)	25,000	21,313
Yum! Brands, Inc.
4.750%, due 01/15/30 (c)	402,000	363,810
3.625%, due 03/15/31	420,000	353,850
4.625%, due 01/31/32	175,000	154,000
		7,801,079
Consumer, Non-cyclical — 3.4%
AbbVie, Inc.
4.700%, due 05/14/45	275,000	259,020
Acadia Healthcare Co., Inc.
5.500%, due 07/01/28 (c)	25,000	23,375
ACCO Brands Corp.
4.250%, due 03/15/29 (c)	25,000	20,469
AdaptHealth LLC
5.125%, due 03/01/30 (c)	50,000	42,187
Albertsons Cos., Inc.
3.500%, due 03/15/29 (c)	20,000	16,100
Allied Universal Holdco LLC
6.625%, due 07/15/26 (c)	40,000	36,600
9.750%, due 07/15/27 (c)	15,000	12,750
Alta Equipment Group, Inc.
5.625%, due 04/15/26 (c)	25,000	21,250
Altria Group, Inc.
4.450%, due 05/06/50	135,000	97,609

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Par Value	Value
CORPORATE BONDS — 18.4% (Continued)
Consumer, Non-cyclical — 3.4% (Continued)
AMN Healthcare, Inc.
4.625%, due 10/01/27 (c)	$25,000	$22,902
Anheuser-Busch Cos. LLC
4.900%, due 02/01/46	135,000	126,971
APi Escrow Corp.
4.750%, due 10/15/29 (c)	25,000	19,969
BellRing Brands, Inc.
7.000%, due 03/15/30 (c)	25,000	23,500
Catalent Pharma Solutions, Inc.
5.000%, due 07/15/27 (c)	25,000	23,531
Centene Corp.
4.625%, due 12/15/29	65,000	60,288
3.375%, due 02/15/30	435,000	367,031
3.000%, due 10/15/30	375,000	309,375
2.500%, due 03/01/31	340,000	269,256
2.625%, due 08/01/31	15,000	11,906
Chobani LLC
4.625%, due 11/15/28 (c)	10,000	8,425
Community Health Systems, Inc.
6.000%, due 01/15/29 (c)	45,000	36,900
6.875%, due 04/15/29 (c)	45,000	29,025
5.250%, due 05/15/30 (c)	25,000	19,000
Constellation Brands, Inc.
3.150%, due 08/01/29	125,000	112,386
2.875%, due 05/01/30	25,000	21,738
CoreLogic, Inc.
4.500%, due 05/01/28 (c)	25,000	19,469
CoStar Group, Inc.
2.800%, due 07/15/30 (c)	$56,000	$47,037
Coty, Inc.
5.000%, due 04/15/26 (c)	30,000	27,487
CPI CG, Inc.
8.625%, due 03/15/26 (c)	15,000	14,175
CVS Health Corp.
5.050%, due 03/25/48	190,000	181,551
Darling Ingredients, Inc.
6.000%, due 06/15/30 (c)	115,000	115,000
DaVita, Inc.
4.625%, due 06/01/30 (c)	25,000	19,375
Elevance Health, Inc.
2.375%, due 01/15/25	115,000	110,741
4.550%, due 05/15/52	40,000	38,079
Gartner, Inc.
3.750%, due 10/01/30 (c)	125,000	106,406
Graham Holdings Co.
5.750%, due 06/01/26 (c)	25,000	24,625
HCA, Inc.
5.375%, due 02/01/25	230,000	228,850
4.125%, due 06/15/29	500,000	455,625
3.500%, due 09/01/30	786,000	671,047
KeHE Distributors LLC
8.625%, due 10/15/26 (c)	15,000	14,850
Kraft Heinz Foods Co.
3.000%, due 06/01/26	125,000	118,055
3.875%, due 05/15/27	75,000	72,493
4.250%, due 03/01/31	390,000	370,848

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Par Value	Value
CORPORATE BONDS — 18.4% (Continued)
Consumer, Non-cyclical — 3.4% (Continued)
6.875%, due 01/26/39	$335,000	$369,784
7.125%, due 08/01/39 (c)	35,000	39,006
4.625%, due 10/01/39	220,000	191,661
4.375%, due 06/01/46	55,000	45,880
Kronos Acquisition Holdings, Inc.
5.000%, due 12/31/26 (c)	80,000	68,200
7.000%, due 12/31/27 (c)	45,000	33,469
Legacy LifePoint Health LLC
4.375%, due 02/15/27 (c)	25,000	21,875
Medline Borrower LP
3.875%, due 04/01/29 (c)	25,000	21,375
5.250%, due 10/01/29 (a)(c)	60,000	49,500
Metis Merger Sub LLC
6.500%, due 05/15/29 (c)	60,000	47,700
ModivCare Escrow Issuer, Inc.
5.000%, due 10/01/29 (c)	15,000	12,150
MPH Acquisition Holdings LLC
5.750%, due 11/01/28 (a)(c)	25,000	20,750
NESCO Holdings II, Inc.
5.500%, due 04/15/29 (c)	25,000	21,062
Nielsen Finance LLC
4.750%, due 07/15/31 (c)	25,000	22,500
Owens & Minor, Inc.
6.625%, due 04/01/30 (c)	40,000	36,400
PECF USS Intermediate Holding III Corp.
8.000%, due 11/15/29 (c)	25,000	19,781
Performance Food Group, Inc.
5.500%, due 10/15/27 (c)	$45,000	$41,513
4.250%, due 08/01/29 (c)	30,000	25,050
Post Holdings, Inc.
5.625%, due 01/15/28 (c)	325,000	308,344
5.500%, due 12/15/29 (c)	255,000	228,225
4.625%, due 04/15/30 (c)	65,000	54,844
4.500%, due 09/15/31 (c)	145,000	118,900
Primo Water Holdings, Inc.
4.375%, due 04/30/29 (c)	25,000	20,375
Quanta Services, Inc.
2.350%, due 01/15/32	165,000	130,379
Radiology Partners, Inc.
9.250%, due 02/01/28 (c)	25,000	18,625
Select Medical Corp.
6.250%, due 08/15/26 (c)	80,000	74,600
Simmons Foods, Inc.
4.625%, due 03/01/29 (c)	25,000	21,031
Smithfield Foods, Inc.
4.250%, due 02/01/27 (c)	195,000	187,369
3.000%, due 10/15/30 (c)	70,000	58,252
Spectrum Brands, Inc.
5.750%, due 07/15/25	25,000	24,625
Sysco Corp.
5.950%, due 04/01/30	125,000	133,703
Tenet Healthcare Corp.
6.125%, due 10/01/28 (c)	80,000	68,400
6.125%, due 06/15/30 (c)	30,000	28,200

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

		Par Value	Value
CORPORATE BONDS — 18.4% (Continued)
Consumer, Non-cyclical — 3.4% (Continued)
The ADT Security Corp.
4.125%, due 08/01/29 (c)		$25,000	$20,375
Thermo Fisher Scientific, Inc.
0.750%, due 09/12/24	EUR	100,000	102,429
1.215%, due 10/18/24		230,000	218,022
1.400%, due 01/23/26	EUR	115,000	116,481
0.500%, due 03/01/28	EUR	100,000	92,980
Triton Water Holdings, Inc.
6.250%, due 04/01/29 (c)		25,000	17,750
United Natural Foods, Inc.
6.750%, due 10/15/28 (c)		50,000	46,563
United Rentals North America, Inc.
4.875%, due 01/15/28		185,000	174,363
4.000%, due 07/15/30		110,000	94,050
3.875%, due 02/15/31		230,000	193,200
3.750%, due 01/15/32		25,000	20,500
UnitedHealth Group, Inc.
4.950%, due 05/15/62		55,000	56,300
US Foods, Inc.
4.625%, due 06/01/30 (c)		60,000	51,000
WASH Multifamily Acquisition, Inc.
5.750%, due 04/15/26 (c)		45,000	42,300
Williams Scotsman International, Inc.
4.625%, due 08/15/28 (c)		25,000	21,500
			8,458,617
Energy — 1.9%
Aethon United BR LP
8.250%, due 02/15/26 (c)		25,000	24,312
Antero Midstream Partners LP
5.750%, due 03/01/27 (c)		$45,000	$41,850
Archrock Partners LP
6.250%, due 04/01/28 (c)		25,000	22,000
Ascent Resources Utica Holdings LLC
5.875%, due 06/30/29 (c)		25,000	22,062
BP Capital Markets America, Inc.
2.939%, due 06/04/51		170,000	121,441
Callon Petroleum Co.
7.500%, due 06/15/30 (c)		30,000	27,450
Cheniere Energy Partners LP
4.500%, due 10/01/29		75,000	66,750
4.000%, due 03/01/31		295,000	251,119
Chesapeake Energy Corp.
5.875%, due 02/01/29 (c)		50,000	47,125
6.750%, due 04/15/29 (c)		25,000	24,125
CNX Resources Corp.
6.000%, due 01/15/29 (c)		35,000	32,550
Colgate Energy Partners III LLC
5.875%, due 07/01/29 (c)		25,000	21,906
Comstock Resources, Inc.
5.875%, due 01/15/30 (c)		25,000	21,500
Continental Resources, Inc.
5.750%, due 01/15/31 (c)		307,000	296,639
2.875%, due 04/01/32 (c)		246,000	191,572
Crescent Energy Finance LLC
7.250%, due 05/01/26 (c)		25,000	22,750
Crestwood Midstream Partners LP
5.750%, due 04/01/25		25,000	23,375

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Par Value	Value
CORPORATE BONDS — 18.4% (Continued)
Energy — 1.9% (Continued)
DCP Midstream Operating LP
5.625%, due 07/15/27	$25,000	$23,906
Delek Logistics Partners LP
6.750%, due 05/15/25	25,000	23,250
Devon Energy Corp.
5.250%, due 10/15/27	17,000	17,042
DT Midstream, Inc.
4.125%, due 06/15/29 (c)	25,000	21,125
Earthstone Energy Holdings LLC
8.000%, due 04/15/27 (c)	25,000	23,563
Encino Acquisition Partners Holdings LLC
8.500%, due 05/01/28 (c)	25,000	23,625
Energy Transfer LP
4.750%, due 01/15/26	140,000	139,125
7.125%, due 01/01/00 (5 Year CMT Rate + 5.306%) (b)	175,000	151,306
Enviva Partners LP
6.500%, due 01/15/26 (c)	25,000	23,938
EQM Midstream Partners LP
6.000%, due 07/01/25 (c)	4,000	3,840
4.750%, due 01/15/31 (c)	65,000	51,838
EQT Corp.
3.125%, due 05/15/26 (c)	40,000	37,400
3.900%, due 10/01/27	67,000	62,477
3.625%, due 05/15/31 (c)	550,000	478,500
Hess Midstream Operations LP
5.125%, due 06/15/28 (c)	45,000	40,388
4.250%, due 02/15/30 (c)	$85,000	$71,825
Hilcorp Energy I LP
6.250%, due 11/01/28 (c)	35,000	32,550
5.750%, due 02/01/29 (c)	50,000	43,625
Howard Midstream Energy Partners LLC
6.750%, due 01/15/27 (c)	25,000	21,625
Kinder Morgan Energy Partners LP
6.950%, due 01/15/38	115,000	123,526
Kinder Morgan, Inc.
5.300%, due 12/01/34	55,000	53,497
Murphy Oil Corp.
6.375%, due 07/15/28	25,000	23,156
NGL Energy Operating LLC
7.500%, due 02/01/26 (c)	65,000	58,175
NuStar Logistics LP
6.375%, due 10/01/30	35,000	30,450
Oasis Petroleum, Inc.
6.375%, due 06/01/26 (c)	25,000	23,125
Occidental Petroleum Corp.
3.400%, due 04/15/26	47,000	42,888
3.200%, due 08/15/26	31,000	27,900
6.625%, due 09/01/30	370,000	381,100
6.125%, due 01/01/31	195,000	196,950
7.500%, due 05/01/31	70,000	75,425
6.450%, due 09/15/36	25,000	25,906
Ovintiv, Inc.
6.500%, due 08/15/34	190,000	197,362
6.500%, due 02/01/38	115,000	119,313

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

		Par Value	Value
CORPORATE BONDS — 18.4% (Continued)
Energy — 1.9% (Continued)
Pioneer Natural Resources Co.
1.900%, due 08/15/30		$160,000	$130,697
Sabine Pass Liquefaction LLC
5.000%, due 03/15/27		125,000	125,156
Southwestern Energy Co.
5.950%, due 01/23/25		3,000	2,955
5.375%, due 02/01/29		35,000	32,375
4.750%, due 02/01/32		30,000	25,650
SunCoke Energy, Inc.
4.875%, due 06/30/29 (c)		65,000	52,569
Sunoco LP
6.000%, due 04/15/27		35,000	33,381
4.500%, due 05/15/29		40,000	33,000
Tallgrass Energy Partners LP
5.500%, due 01/15/28 (c)		25,000	21,250
The Williams Cos., Inc.
3.500%, due 11/15/30		30,000	26,940
3.500%, due 10/15/51		70,000	52,069
Transcontinental Gas Pipe Line Co. LLC
3.250%, due 05/15/30		30,000	26,915
USA Compression Partners LP
6.875%, due 09/01/27		75,000	66,563
Western Midstream Operating LP
4.550%, due 02/01/30		210,000	182,175
5.450%, due 04/01/44		25,000	20,750
			4,760,692
Financial — 3.2%
Acrisure LLC
4.250%, due 02/15/29 (c)		$25,000	$20,250
Air Lease Corp.
1.875%, due 08/15/26		125,000	107,934
Alexandria Real Estate Equities, Inc.
3.000%, due 05/18/51		170,000	114,298
Alliant Holdings Intermediate LLC
6.750%, due 10/15/27 (c)		30,000	26,400
Ally Financial, Inc.
5.750%, due 11/20/25		25,000	24,388
American Express Co.
3.400%, due 02/22/24		115,000	114,727
3.375%, due 05/03/24		146,000	145,012
American Tower Corp.
1.950%, due 05/22/26	EUR	100,000	99,793
0.500%, due 01/15/28	EUR	100,000	87,626
AmWINS Group, Inc.
4.875%, due 06/30/29 (c)		75,000	61,500
Ares Capital Corp.
2.150%, due 07/15/26		125,000	105,374
Aretec Escrow Issuer, Inc.
7.500%, due 04/01/29 (c)		25,000	21,312
Athene Global Funding
1.552%, due 08/19/24 (SOFR Index + 0.560%) (b)(c)		275,000	264,651
Bank of America Corp.
3.841%, due 04/25/25 (SOFR Rate + 1.110%) (b)		35,000	34,953

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

		Par Value	Value
CORPORATE BONDS — 18.4% (Continued)
Financial — 3.2% (Continued)
1.530%, due 12/06/25 (SOFR Rate + 0.650%) (b)		$252,000	$234,406
2.482%, due 09/21/36 (5 Year CMT Rate + 1.200%) (b)		255,000	196,890
6.125%, due 01/01/00 (5 Year CMT Rate + 3.231%) (b)		219,000	211,061
Berkshire Hathaway Finance Corp.
2.375%, due 06/19/39	GBP	120,000	118,021
Berkshire Hathaway, Inc.
0.000%, due 03/12/25	EUR	200,000	198,784
BroadStreet Partners, Inc.
5.875%, due 04/15/29 (c)		25,000	19,500
Burford Capital Global Finance LLC
6.875%, due 04/15/30 (c)		25,000	21,906
Capital One Financial Corp.
4.166%, due 05/09/25 (SOFR Rate + 1.370%) (b)		203,000	202,330
Chubb INA Holdings, Inc.
0.300%, due 12/15/24	EUR	160,000	160,241
Citigroup, Inc.
0.331%, due 03/21/23 (3 Month EURIBOR + 0.500%) (b)	EUR	120,000	125,893
3.057%, due 01/25/33 (SOFR Rate + 1.351%) (b)		220,000	186,034
Corebridge Financial, Inc.
4.400%, due 04/05/52 (c)		85,000	71,140
Crown Castle International Corp.
3.650%, due 09/01/27		$130,000	$122,951
2.250%, due 01/15/31		40,000	32,364
Cushman & Wakefield US Borrower LLC
6.750%, due 05/15/28 (c)		25,000	23,125
Discover Financial Services
4.100%, due 02/09/27		175,000	167,984
Freedom Mortgage Corp.
8.250%, due 04/15/25 (c)		15,000	12,675
6.625%, due 01/15/27 (c)		10,000	7,400
GTCR AP Finance, Inc.
8.000%, due 05/15/27 (c)		35,000	32,900
Host Hotels & Resorts LP
3.375%, due 12/15/29		65,000	55,007
3.500%, due 09/15/30		65,000	55,466
Icahn Enterprises LP
5.250%, due 05/15/27		30,000	26,550
Invitation Homes Operating Partnership LP
2.700%, due 01/15/34		150,000	115,300
Iron Mountain, Inc.
4.500%, due 02/15/31 (c)		25,000	20,375
JPMorgan Chase & Co.
2.963%, due 01/25/33 (SOFR Rate + 1.260%) (b)		290,000	248,182
Ladder Capital Finance Holdings LLLP
4.750%, due 06/15/29 (c)		25,000	19,250
Midcap Financial Issuer Trust
6.500%, due 05/01/28 (c)		15,000	12,900

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

		Par Value	Value
CORPORATE BONDS — 18.4% (Continued)
Financial — 3.2% (Continued)
Morgan Stanley
2.484%, due 09/16/36 (SOFR Rate + 1.360%) (b)		$285,000	$218,254
MPT Operating Partnership LP
3.500%, due 03/15/31		25,000	19,500
Nationstar Mortgage Holdings, Inc.
5.125%, due 12/15/30 (c)		25,000	18,625
5.750%, due 11/15/31 (c)		80,000	60,800
Navient Corp.
5.000%, due 03/15/27		20,000	16,500
4.875%, due 03/15/28		25,000	19,406
NFP Corp.
6.875%, due 08/15/28 (c)		25,000	20,500
OneMain Finance Corp.
6.625%, due 01/15/28		65,000	58,175
Park Intermediate Holdings LLC
4.875%, due 05/15/29 (c)		35,000	29,969
PennyMac Financial Services, Inc.
4.250%, due 02/15/29 (c)		65,000	47,694
PRA Group, Inc.
5.000%, due 10/01/29 (c)		25,000	20,500
Prudential Financial, Inc.
3.905%, due 12/07/47		140,000	122,141
Realogy Group LLC
5.750%, due 01/15/29 (c)		55,000	42,006
5.250%, due 04/15/30 (c)		55,000	40,769
RLJ Lodging Trust LP
4.000%, due 09/15/29 (c)		25,000	20,563
Santander Holdings USA, Inc.
3.400%, due 01/18/23		$225,000	$224,603
2.490%, due 01/06/28 (SOFR Rate + 1.249%) (b)		140,000	123,879
SBA Communications Corp.
3.875%, due 02/15/27		430,000	392,375
3.125%, due 02/01/29		220,000	180,070
Starwood Property Trust, Inc.
4.375%, due 01/15/27 (c)		75,000	65,250
Synchrony Financial
2.875%, due 10/28/31		275,000	208,270
The Goldman Sachs Group, Inc.
1.375%, due 05/15/24	EUR	150,000	155,978
3.375%, due 03/27/25	EUR	38,000	40,371
2.078%, due 09/10/27 (SOFR Rate + 0.820%) (a)(b)		260,000	246,545
2.000%, due 11/01/28	EUR	37,000	35,297
The Western Union Co.
1.350%, due 03/15/26		85,000	75,839
2.750%, due 03/15/31		190,000	156,259
Truist Financial Corp.
5.100%, due 03/01/61 (10 Year CMT Rate + 4.349%) (b)		20,000	18,250
United Wholesale Mortgage LLC
5.750%, due 06/15/27 (c)		25,000	19,938
Uniti Group LP
6.000%, due 01/15/30 (c)		25,000	17,188

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

		Par Value	Value
CORPORATE BONDS — 18.4% (Continued)
Financial — 3.2% (Continued)
US Bancorp
0.850%, due 06/07/24	EUR	445,000	452,611
3.700%, due 01/01/00 (5 Year CMT Rate + 2.541%) (b)		$390,000	$297,898
USB Capital IX
3.500%, due 04/15/42 (3 Month U.S. LIBOR + 1.020%) (b)		19,000	13,300
VICI Properties LP
4.625%, due 12/01/29 (c)		70,000	63,262
4.125%, due 08/15/30 (c)		165,000	143,344
5.125%, due 05/15/32		175,000	164,500
VistaJet Malta Finance PLC
6.375%, due 02/01/30 (c)		25,000	19,969
Wells Fargo & Co.
4.650%, due 11/04/44		135,000	121,756
Welltower, Inc.
2.050%, due 01/15/29		140,000	117,605
Willis North America, Inc.
4.500%, due 09/15/28		125,000	121,806
XHR LP
4.875%, due 06/01/29 (c)		25,000	21,469
			8,179,887
Industrial — 1.5%
AECOM
5.125%, due 03/15/27		230,000	217,350
Ardagh Metal Packaging Finance USA LLC
3.250%, due 09/01/28 (c)		200,000	170,750
Ball Corp.
5.250%, due 07/01/25		$220,000	$220,275
4.875%, due 03/15/26		240,000	235,800
2.875%, due 08/15/30		215,000	172,537
Berry Global, Inc.
5.625%, due 07/15/27 (c)		180,000	171,900
Brundage-Bone Concrete Pumping Holdings, Inc.
6.000%, due 02/01/26 (c)		25,000	21,375
Builders FirstSource, Inc.
5.000%, due 03/01/30 (c)		15,000	12,712
6.375%, due 06/15/32 (c)		25,000	22,375
Cargo Aircraft Management, Inc.
4.750%, due 02/01/28 (c)		25,000	22,750
Cascades, Inc.
5.375%, due 01/15/28 (c)		25,000	21,250
Clydesdale Acquisition Holdings, Inc.
6.625%, due 04/15/29 (c)		40,000	37,500
CSX Corp.
3.800%, due 11/01/46		145,000	122,660
Energizer Holdings, Inc.
4.750%, due 06/15/28 (c)		50,000	39,688
FedEx Corp.
4.100%, due 02/01/45		78,000	65,799
4.750%, due 11/15/45		60,000	55,109
Fortress Transportation and Infrastructure Investors LLC
5.500%, due 05/01/28 (c)		25,000	20,500
Global Infrastructure Solutions, Inc.
5.625%, due 06/01/29 (c)		25,000	19,438

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

		Par Value	Value
CORPORATE BONDS — 18.4% (Continued)
Industrial — 1.5% (Continued)
GrafTech Finance, Inc.
4.625%, due 12/15/28 (c)		$25,000	$20,250
Graham Packaging Co., Inc.
7.125%, due 08/15/28 (c)		25,000	20,063
Granite US Holdings Corp.
11.000%, due 10/01/27 (c)		25,000	23,500
Griffon Corp.
5.750%, due 03/01/28		30,000	27,225
II-VI, Inc.
5.000%, due 12/15/29 (c)		25,000	21,844
Imola Merger Corp.
4.750%, due 05/15/29 (c)		25,000	21,000
Koppers, Inc.
6.000%, due 02/15/25 (c)		25,000	23,000
Madison IAQ LLC
4.125%, due 06/30/28 (c)		40,000	33,100
New Enterprise Stone & Lime Co., Inc.
9.750%, due 07/15/28 (c)		25,000	21,375
Owens Corning
4.400%, due 01/30/48		145,000	120,443
Packaging Corp of America
3.000%, due 12/15/29		150,000	134,099
Parker-Hannifin Corp.
4.250%, due 09/15/27		70,000	69,504
Penske Truck Leasing Co. LP
4.200%, due 04/01/27 (c)		120,000	117,037
PGT Innovations, Inc.
4.375%, due 10/01/29 (c)		25,000	19,688
Raytheon Technologies Corp.
3.030%, due 03/15/52		$165,000	$122,549
Roller Bearing Co. of America, Inc.
4.375%, due 10/15/29 (c)		25,000	21,281
Sealed Air Corp.
5.000%, due 04/15/29 (c)		100,000	94,250
Sensata Technologies, Inc.
3.750%, due 02/15/31 (c)		20,000	16,000
Standard Industries, Inc.
3.375%, due 01/15/31 (c)		5,000	3,675
Stevens Holding Co., Inc.
6.125%, due 10/01/26 (c)		25,000	24,000
The Boeing Co.
5.040%, due 05/01/27		265,000	260,846
2.950%, due 02/01/30		155,000	129,699
5.150%, due 05/01/30		570,000	545,746
TransDigm, Inc.
6.250%, due 03/15/26 (c)		50,000	48,125
5.500%, due 11/15/27		50,000	42,500
Vertiv Group Corp.
4.125%, due 11/15/28 (c)		30,000	24,300
Weekley Homes LLC
4.875%, due 09/15/28 (c)		25,000	19,688
WRKCo, Inc.
3.750%, due 03/15/25		140,000	138,600
			3,813,155
Technology — 0.9%
Apple, Inc.
0.875%, due 05/24/25	EUR	215,000	219,912

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

		Par Value	Value
CORPORATE BONDS — 18.4% (Continued)
Technology — 0.9% (Continued)
Broadcom, Inc.
3.500%, due 02/15/41 (c)		$325,000	$246,718
Castle US Holding Corp.
9.500%, due 02/15/28 (c)		25,000	21,437
CDW LLC
4.250%, due 04/01/28		165,000	149,119
3.250%, due 02/15/29		25,000	21,031
Clarivate Science Holdings Corp.
4.875%, due 07/01/29 (c)		30,000	24,375
Condor Merger Sub, Inc.
7.375%, due 02/15/30 (c)		25,000	20,312
Consensus Cloud Solutions, Inc.
6.500%, due 10/15/28 (c)		25,000	20,500
Dell International LLC
8.350%, due 07/15/46		110,000	136,722
Fidelity National Information Services, Inc.
1.500%, due 05/21/27	EUR	210,000	203,301
1.000%, due 12/03/28	EUR	100,000	90,725
Fiserv, Inc.
1.125%, due 07/01/27	EUR	100,000	95,586
Minerva Merger Sub, Inc.
6.500%, due 02/15/30 (c)		45,000	37,125
MSCI, Inc.
3.625%, due 09/01/30 (c)		390,000	326,625
3.875%, due 02/15/31 (c)		155,000	132,525
3.625%, due 11/01/31 (c)		166,000	136,535
3.250%, due 08/15/33 (c)		80,000	63,600
NCR Corp.
5.125%, due 04/15/29 (c)		$25,000	$21,125
NetApp, Inc.
1.875%, due 06/22/25		150,000	139,916
Oracle Corp.
3.600%, due 04/01/50		150,000	104,212
3.950%, due 03/25/51		106,000	77,348
Playtika Holding Corp.
4.250%, due 03/15/29 (c)		25,000	20,750
Qorvo, Inc.
1.750%, due 12/15/24 (c)		50,000	46,625
Rackspace Technology Global, Inc.
5.375%, due 12/01/28 (c)		5,000	3,200
Veritas US, Inc.
7.500%, due 09/01/25 (c)		25,000	18,500
Virtusa Corp.
7.125%, due 12/15/28 (c)		25,000	20,000
			2,397,824
Utilities — 1.2%
Calpine Corp.
5.125%, due 03/15/28 (c)		40,000	35,300
4.625%, due 02/01/29 (c)		15,000	12,412
Clearway Energy Operating LLC
4.750%, due 03/15/28 (c)		25,000	22,500
Dominion Energy, Inc.
4.650%, due 06/15/25 (5 Year CMT Rate + 2.993%) (b)		180,000	160,650
DPL, Inc.
4.125%, due 07/01/25		270,000	249,075

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

		Par Value	Value
CORPORATE BONDS — 18.4% (Continued)
Utilities — 1.2% (Continued)
Duke Energy Carolinas LLC
3.550%, due 03/15/52		$40,000	$33,144
Duke Energy Corp.
4.875%, due 03/16/25 (5 Year CMT Rate + 3.388%) (b)		104,000	94,900
Duke Energy Florida LLC
4.200%, due 07/15/48		38,000	34,723
Duke Energy Indiana LLC
3.250%, due 10/01/49		53,000	40,437
Essential Utilities, Inc.
2.704%, due 04/15/30		155,000	134,412
Exelon Corp.
4.100%, due 03/15/52 (c)		35,000	30,172
FirstEnergy Corp.
4.400%, due 07/15/27		180,000	169,817
7.375%, due 11/15/31		320,000	357,277
Mercury Chile Holdco LLC
6.500%, due 01/24/27 (c)		200,000	178,500
Monongahela Power Co.
5.400%, due 12/15/43 (c)		85,000	83,854
National Rural Utilities Cooperative Finance Corp.
4.750%, due 04/30/43 (3 Month U.S. LIBOR + 2.910%) (b)		167,000	152,805
NextEra Energy Capital Holdings, Inc.
5.650%, due 05/01/79 (3 Month U.S. LIBOR + 3.156%) (b)		110,000	96,113
NRG Energy, Inc.
3.625%, due 02/15/31 (c)		60,000	46,950
Pacific Gas and Electric Co.
1.367%, due 03/10/23		$130,000	$126,577
2.500%, due 02/01/31		160,000	122,687
Pike Corp.
5.500%, due 09/01/28 (c)		80,000	63,800
South Jersey Industries, Inc.
5.020%, due 04/15/31		139,000	123,325
The AES Corp.
3.950%, due 07/15/30 (c)		30,000	27,726
The Brooklyn Union Gas Co.
4.487%, due 03/04/49 (c)		145,000	122,500
The Southern Co.
4.475%, due 08/01/24		102,000	102,404
4.000%, due 01/15/51 (5 Year CMT Rate + 3.733%) (b)		130,000	115,881
3.750%, due 09/15/51 (5 Year CMT Rate + 2.915%) (b)		150,000	125,936
Virginia Electric and Power Co.
3.750%, due 05/15/27		55,000	54,416
Vistra Operations Co. LLC
5.625%, due 02/15/27 (c)		25,000	23,500
			2,941,793
Total Corporate Bonds (Cost $53,524,546)			46,281,316

FOREIGN BONDS — 20.6%
Australia — 0.6%
Asian Development Bank
3.000%, due 10/14/26	AUD	130,000	86,100
Australia Government Bond
0.250%, due 11/21/24	AUD	455,000	295,129

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

		Par Value	Value
FOREIGN BONDS — 20.6% (Continued)
Australia — 0.6% (Continued)
0.500%, due 09/21/26	AUD	$155,000	$95,438
FMG Resources August 2006 Pty Ltd.
4.375%, due 04/01/31 (c)		180,000	145,800
Inter-American Development Bank
2.750%, due 10/30/25	AUD	115,000	76,716
2.700%, due 01/29/26	AUD	135,000	89,716
Mineral Resources Ltd.
8.000%, due 11/01/27 (c)		25,000	24,250
New South Wales Treasury Corp.
1.000%, due 02/08/24	AUD	385,000	257,670
1.250%, due 03/20/25	AUD	325,000	211,684
Nufarm Australia Ltd.
5.000%, due 01/27/30 (c)		20,000	16,900
Queensland Treasury Corp.
4.250%, due 07/21/23 (c)	AUD	180,000	126,170
Westpac Banking Corp.
3.020%, due 11/18/36 (5 Year CMT Rate + 1.530%) (b)		160,000	128,920
			1,554,493
Austria — 0.1%
Republic of Austria Government Bond
0.500%, due 02/20/29 (c)	EUR	140,000	136,796

Bermuda — 0.1%
Digicel Group Holdings Ltd.
8.000%, due 04/01/25 (c)		67,290	44,815
Digicel Group Holdings Ltd. CVRT
7.000%, due 12/29/49 (c)		95,549	42,997
NCL Corp Ltd.
5.875%, due 02/15/27 (c)		$30,000	$25,650
7.750%, due 02/15/29 (c)		25,000	19,125
Triton Container International Ltd.
3.250%, due 03/15/32		140,000	114,259
Viking Cruises Ltd.
13.000%, due 05/15/25 (c)		10,000	10,225
5.875%, due 09/15/27 (c)		90,000	67,275
Weatherford International Ltd.
6.500%, due 09/15/28 (c)		30,000	26,925
8.625%, due 04/30/30 (c)		25,000	20,750
			372,021
Brazil — 0.6%
Brazil Notas do Tesouro Nacional Serie F
10.000%, due 01/01/25	BRL	2,670	480,750
Brazilian Government International Bond
3.750%, due 09/12/31 (a)		200,000	163,250
5.625%, due 02/21/47		500,000	386,250
Globo Comunicacao e Participacoes SA
5.500%, due 01/14/32 (c)		200,000	156,000
Natura Cosmeticos SA
4.125%, due 05/03/28 (c)		200,000	165,500
Nota do Tesouro Nacional
10.000%, due 01/01/23	BRL	920	172,768
Simpar Finance Sarl
10.750%, due 02/12/28 (c)	BRL	590,000	93,791
			1,618,309

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

		Par Value	Value
FOREIGN BONDS — 20.6% (Continued)
Britain — 1.1%
Barclays PLC
4.375%, due 01/01/00 (5 Year CMT Rate + 3.410%) (b)		$200,000	$153,500
European Investment Bank
0.399%, due 06/29/23 (SONIA Rate + 0.350%) (b)	GBP	200,000	244,113
International Finance Corp.
2.550%, due 09/18/23	CNY	720,000	107,643
Lloyds Banking Group PLC
7.500%, due 01/01/00 (5 Year USD Swap Rate + 4.496%) (b)		200,000	195,250
MARB BondCo PLC
3.950%, due 01/29/31 (c)		400,000	318,871
NatWest Group PLC
6.000%, due 01/01/00 (5 Year CMT Rate + 5.625%) (a)(b)		200,000	185,500
Royalty Pharma PLC
3.300%, due 09/02/40		170,000	125,142
United Kingdom Gilt
0.125%, due 01/31/24	GBP	235,000	277,970
0.250%, due 01/31/25	GBP	75,000	87,289
Vedanta Resources Finance II PLC
9.250%, due 04/23/26 (c)		200,000	120,000
Virgin Media Finance PLC
5.000%, due 07/15/30 (c)		200,000	158,000
Virgin Media Secured Finance PLC
5.500%, due 05/15/29 (c)		276,000	246,675
4.500%, due 08/15/30 (c)		$4200,000	$163,511
Vmed O2 UK Financing I PLC
3.250%, due 01/31/31 (c)	EUR	150,000	120,666
4.250%, due 01/31/31 (c)		15,000	337,188
			2,841,318
Canada — 2.5%
1011778 BC ULC
3.875%, due 01/15/28 (c)		182,000	157,430
3.500%, due 02/15/29 (c)		236,000	199,420
4.000%, due 10/15/30 (c)		551,000	442,178
Air Canada CVRT
4.000%, due 07/01/25		100,000	109,322
Bank of Montreal
3.803%, due 12/15/32 (5 Year USD Swap Rate + 1.432%) (b)		130,000	120,412
Bausch Health Cos., Inc.
6.125%, due 02/01/27 (c)		20,000	17,000
6.250%, due 02/15/29 (c)		20,000	10,650
5.250%, due 01/30/30 (c)		25,000	13,000
Baytex Energy Corp.
8.750%, due 04/01/27 (c)		25,000	24,937
Canada Housing Trust No 1
1.950%, due 12/15/25 (c)	CAD	295,000	218,843
1.250%, due 06/15/26 (c)	CAD	390,000	279,775
Canadian Government Bond
1.500%, due 09/01/24	CAD	240,000	180,309
2.250%, due 12/01/29	CAD	310,000	226,681

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

		Par Value	Value
FOREIGN BONDS — 20.6% (Continued)
Canada — 2.5% (Continued)
Cenovus Energy, Inc.
3.500%, due 02/07/28	CAD	100,000	72,310
5.250%, due 06/15/37		$44,000	$43,175
6.750%, due 11/15/39		434,000	463,837
5.400%, due 06/15/47		154,000	149,188
CPPIB Capital, Inc.
2.250%, due 12/01/31 (c)	CAD	145,000	97,517
Enbridge, Inc.
3.125%, due 11/15/29		175,000	158,296
Garda World Security Corp.
6.000%, due 06/01/29 (c)		35,000	26,906
GFL Environmental, Inc.
4.000%, due 08/01/28 (c)		25,000	20,625
Hudbay Minerals, Inc.
4.500%, due 04/01/26 (c)		25,000	20,844
Intelligent Packaging Ltd. Co-Issuer LLC
6.000%, due 09/15/28 (c)		25,000	20,563
International Bank for Reconstruction & Development
1.900%, due 01/16/25	CAD	260,000	195,105
1.800%, due 01/19/27	CAD	145,000	104,864
Mattamy Group Corp.
4.625%, due 03/01/30 (c)		45,000	32,513
MEG Energy Corp.
7.125%, due 02/01/27 (c)		45,000	45,000
5.875%, due 02/01/29 (c)		10,000	9,125
Open Text Corp.
3.875%, due 02/15/28 (c)		25,000	22,250
Parkland Corp.
4.500%, due 10/01/29 (c)		$40,000	$32,500
Province of Ontario Canada
2.900%, due 06/02/28	CAD	275,000	204,365
1.350%, due 12/02/30	CAD	1,315,000	835,350
3.450%, due 06/02/45	CAD	195,000	134,134
Province of Quebec Canada
3.000%, due 09/01/23	CAD	325,000	251,991
1.500%, due 12/15/23	GBP	105,000	126,051
0.200%, due 04/07/25	EUR	200,000	202,224
Royal Bank of Canada
4.200%, due 01/01/00 (5 Year Canadian Government Bond Rate + 2.710%) (b)	CAD	200,000	136,097
St Marys Cement, Inc.
5.750%, due 01/28/27 (c)		200,000	199,000
Strathcona Resources Ltd.
6.875%, due 08/01/26 (c)		25,000	22,875
Superior Plus LP
4.500%, due 03/15/29 (c)		40,000	34,000
Taseko Mines Ltd.
7.000%, due 02/15/26 (c)		25,000	21,375
The Bank of Nova Scotia
3.450%, due 04/11/25		255,000	251,289
TransCanada PipeLines Ltd.
4.100%, due 04/15/30		310,000	295,892
			6,229,218
Cayman Islands — 0.2%
Avolon Holdings Funding Ltd.
3.250%, due 02/15/27 (c)		235,000	203,568

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

		Par Value	Value
FOREIGN BONDS — 20.6% (Continued)
Cayman Islands — 0.2% (Continued)
Global Aircraft Leasing Co. Ltd.
7.250%, due 09/15/24 (c)		$48,321	$36,603
SA Global Sukuk Ltd.
2.694%, due 06/17/31 (c)		200,000	176,261
Transocean Poseidon Ltd.
6.875%, due 02/01/27 (c)		42,188	37,336
Transocean, Inc.
11.500%, due 01/30/27 (c)		13,000	12,139
			465,907
Chile — 0.5%
CAP SA
3.900%, due 04/27/31 (c)		200,000	156,000
Chile Electricity PEC SpA
0.000%, due 01/25/28 (c)		200,000	146,413
Chile Government International Bond
3.100%, due 05/07/41		600,000	453,029
Empresa Electrica Angamos SA
4.875%, due 05/25/29		121,700	101,061
Empresa Electrica Cochrane SpA
5.500%, due 05/14/27		146,300	123,225
Guacolda Energia SA
4.560%, due 04/30/25		400,000	138,500
Inversiones Latin America Power Ltd.
5.125%, due 06/15/33 (c)		198,244	109,530
			1,227,758
China — 0.4%
China Government Bond
2.880%, due 11/05/23	CNY	2,980,000	449,459
1.990%, due 04/09/25	CNY	2,720,000	401,138
2.690%, due 08/12/26	CNY	910,000	$136,351
			986,948
Colombia — 0.9%
Colombia Government International Bond
3.125%, due 04/15/31		$200,000	147,004
3.250%, due 04/22/32		405,000	290,464
5.000%, due 06/15/45		200,000	130,701
4.125%, due 05/15/51		200,000	117,446
Colombian TES
10.000%, due 07/24/24	COP	1,310,000,000	314,902
6.250%, due 11/26/25	COP	750,000,000	158,207
7.500%, due 08/26/26	COP	770,000,000	164,891
Ecopetrol SA
5.375%, due 06/26/26		45,000	41,400
6.875%, due 04/29/30		145,000	127,600
4.625%, due 11/02/31		140,000	105,700
5.875%, due 05/28/45		95,000	64,600
5.875%, due 11/02/51		300,000	195,375
Empresas Publicas de Medellin ESP
4.375%, due 02/15/31		400,000	302,935
Oleoducto Central SA
4.000%, due 07/14/27		200,000	165,339
			2,326,564
Dominican Republic — 0.1%
Dominican Republic International Bond
6.000%, due 02/22/33 (c)		150,000	124,875
5.875%, due 01/30/60		150,000	100,875
			225,750

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

		Par Value	Value
FOREIGN BONDS — 20.6% (Continued)
France — 0.4%
BNP Paribas SA
4.625%, due 08/25/31 (5 Year CMT Rate + 3.340%) (a)(b)(c)		$400,000	$295,277
4.500%, due 01/01/00 (5 Year CMT Rate + 2.944%) (b)(c)		200,000	150,000
Credit Agricole SA
7.875%, due 01/29/49 (5 Year USD Swap Rate + 4.898%) (b)(c)		200,000	200,250
Engie SA
0.375%, due 06/21/27	EUR	100,000	93,877
Societe Generale SA
8.000%, due 01/01/00 (5 Year ICE Mid-Market Swap Rate + 5.873%) (b)(c)		200,000	196,250
TotalEnergies Capital International SA
3.386%, due 06/29/60		135,000	103,565
			1,039,219
Germany — 0.2%
Deutsche Bank AG
6.000%, due 01/01/00 (5 Year CMT Rate + 4.524%) (b)		200,000	172,500
E.ON SE
0.375%, due 09/29/27	EUR	65,000	59,979
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen
5.875%, due 05/23/42 (5 Year CMT Rate + 3.982%) (b)(c)		200,000	201,000
			433,479
Greece — 0.2%
Hellenic Republic Government Bond
2.000%, due 04/22/27 (c)	EUR	230,000	$233,249
1.500%, due 06/18/30 (c)	EUR	205,000	184,714
4.200%, due 01/30/42	EUR	190,000	211,163
			629,126
India — 0.1%
Adani International Container Terminal Pvt Ltd.
3.000%, due 02/16/31		$192,000	162,000
Indian Railway Finance Corp. Ltd.
3.249%, due 02/13/30 (c)		200,000	173,820
			335,820
Indonesia — 1.6%
Freeport Indonesia PT
5.315%, due 04/14/32 (c)		200,000	182,750
Indonesia Asahan Aluminium Persero PT
4.750%, due 05/15/25 (c)		225,000	223,594
5.800%, due 05/15/50		200,000	160,750
Indonesia Government International Bond
2.625%, due 06/14/23 (c)	EUR	250,000	264,189
2.150%, due 07/18/24 (c)	EUR	150,000	155,855
3.850%, due 10/15/30 (a)		200,000	189,998
1.100%, due 03/12/33	EUR	100,000	74,358
3.700%, due 10/30/49		200,000	160,490
3.050%, due 03/12/51		200,000	152,488
Indonesia Treasury Bond
6.500%, due 06/15/25	IDR	6,493,000,000	446,567
8.375%, due 09/15/26	IDR	1,606,000,000	116,503
7.000%, due 05/15/27	IDR	2,030,000,000	140,052

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

		Par Value	Value
FOREIGN BONDS — 20.6% (Continued)
Indonesia — 1.6% (Continued)
6.125%, due 05/15/28	IDR	1,631,000,000	$106,941
9.000%, due 03/15/29	IDR	1,457,000,000	107,660
8.750%, due 05/15/31	IDR	3,000,000,000	219,037
6.375%, due 04/15/32	IDR	6,625,000,000	418,512
6.625%, due 05/15/33	IDR	1,779,000,000	112,442
7.500%, due 06/15/35	IDR	1,015,000,000	68,262
7.500%, due 05/15/38	IDR	1,447,000,000	96,140
Perusahaan Penerbit SBSN Indonesia III
4.150%, due 03/29/27 (c)		$200,000	196,750
2.550%, due 06/09/31 (c)		200,000	170,500
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
4.125%, due 05/15/27 (c)		250,000	239,688
			4,003,526
Ireland — 0.2%
C&W Senior Financing DAC
6.875%, due 09/15/27		200,000	179,250
Ireland Government Bond
1.100%, due 05/15/29	EUR	45,000	45,625
Johnson Controls International PLC
0.375%, due 09/15/27	EUR	100,000	88,618
LCPR Senior Secured Financing DAC
5.125%, due 07/15/29 (c)		200,000	168,250
			481,743
Isle Of Man — 0.1%
AngloGold Ashanti Holdings PLC
3.750%, due 10/01/30		200,000	166,940

Israel — 0.1%
Israel Electric Corp. Ltd.
6.875%, due 06/21/23 (c)		$200,000	$205,060
3.750%, due 02/22/32 (c)		200,000	178,000
			383,060
Italy — 0.4%
Intesa Sanpaolo SpA
4.198%, due 06/01/32 (1 Year CMT Rate + 2.600%) (b)(c)		200,000	149,489
7.700%, due 12/29/49 (5 Year USD Swap Rate + 5.462%) (b)(c)		200,000	180,500
Italy Buoni Poliennali Del Tesoro
1.850%, due 07/01/25 (c)	EUR	410,000	429,035
Republic of Italy Government International Bond
1.250%, due 02/17/26		200,000	177,910
			936,934
Japan — 0.4%
Japan Government Five Year Bond
0.100%, due 06/20/25	JPY	101,850,000	754,221
0.005%, due 03/20/27	JPY	25,000,000	184,156
			938,377
Jersey — 0.1%
Galaxy Pipeline Assets Bidco Ltd.
2.160%, due 03/31/34 (c)		192,172	163,437

Liberia — 0.2%
Royal Caribbean Cruises Ltd.
9.125%, due 06/15/23 (c)		10,000	9,900
4.250%, due 07/01/26 (c)		240,000	170,400
5.500%, due 04/01/28 (c)		295,000	205,025
			385,325

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

		Par Value	Value
FOREIGN BONDS — 20.6% (Continued)
Luxembourg — 1.3%
Allergan Funding SCS
1.250%, due 06/01/24	EUR	100,000	$101,306
2.625%, due 11/15/28	EUR	100,000	99,167
Atento Luxco 1 SA
8.000%, due 02/10/26 (c)		$100,000	71,500
Becton Dickinson Euro Finance Sarl
1.208%, due 06/04/26	EUR	245,000	241,126
DH Europe Finance II Sarl
0.450%, due 03/18/28	EUR	410,000	377,054
Endo Luxembourg Finance Co. I Sarl
6.125%, due 04/01/29 (c)		20,000	15,100
EverArc Escrow Sarl
5.000%, due 10/30/29 (c)		60,000	49,800
FS Luxembourg Sarl
10.000%, due 12/15/25 (c)		200,000	202,165
Intelsat Jackson Holdings SA
6.500%, due 03/15/30 (c)		30,000	24,636
JBS Finance Luxembourg Sarl
3.625%, due 01/15/32 (c)		200,000	161,500
JBS USA LUX SA
5.750%, due 04/01/33 (c)		170,000	166,850
Kenbourne Invest SA
4.700%, due 01/22/28 (c)		200,000	154,945
MC Brazil Downstream Trading Sarl
7.250%, due 06/30/31 (c)		200,000	159,500
7.250%, due 06/30/31		200,000	162,250
Mexico Remittances Funding Fiduciary Estate Management Sarl
4.875%, due 01/15/28 (c)		200,000	162,000
Millicom International Cellular SA
4.500%, due 04/27/31 (c)		$200,000	$148,000
Movida Europe SA
5.250%, due 02/08/31		200,000	153,500
Petrorio Luxembourg Trading Sarl
6.125%, due 06/09/26 (c)		200,000	184,750
Rede D’or Finance Sarl
4.950%, due 01/17/28 (c)		200,000	182,500
Simpar Europe SA
5.200%, due 01/26/31		200,000	154,250
Swiss Insured Brazil Power Finance Sarl
9.850%, due 07/16/32 (c)	BRL	1,838,362	319,657
Telecom Italia Capital SA
6.375%, due 11/15/33		25,000	19,188
Trinseo Materials Operating SCA
5.125%, due 04/01/29 (c)		20,000	14,375
			3,325,119
Malaysia — 0.4%
Malaysia Government Bond
4.059%, due 09/30/24	MYR	875,000	201,513
3.882%, due 03/14/25	MYR	805,000	184,355
3.900%, due 11/30/26	MYR	360,000	81,475
3.899%, due 11/16/27	MYR	975,000	218,920
3.733%, due 06/15/28	MYR	400,000	88,494
3.844%, due 04/15/33	MYR	980,000	208,076
3.828%, due 07/05/34	MYR	360,000	75,404
			1,058,237
Mauritius — 0.1%
Greenko Wind Projects Mauritius Ltd.
5.500%, due 04/06/25 (c)		205,000	189,625

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

		Par Value	Value
FOREIGN BONDS — 20.6% (Continued)
Mexico — 1.3%
Banco Actinver SA
9.500%, due 12/18/32 (c)	MXN	3,000,000	$92,895
BBVA Bancomer SA
5.125%, due 01/18/33 (5 Year CMT Rate + 2.650%) (b)		$200,000	170,884
Becle SAB de CV
2.500%, due 10/14/31 (c)		205,000	163,264
Braskem Idesa SAPI
6.990%, due 02/20/32 (c)		200,000	157,593
Cemex SAB de CV
3.875%, due 07/11/31 (c)		200,000	150,500
Mexican Bonos
5.000%, due 03/06/25	MXN	32,600	148,156
5.750%, due 03/05/26	MXN	48,300	217,939
7.500%, due 06/03/27	MXN	110,200	514,829
7.750%, due 05/29/31	MXN	71,000	327,430
Mexico Government International Bond
2.659%, due 05/24/31		200,000	163,490
3.500%, due 02/12/34		350,000	287,145
4.280%, due 08/14/41		650,000	507,937
Petroleos Mexicanos
6.750%, due 09/21/47		200,000	122,134
Total Play Telecomunicaciones SA de CV
7.500%, due 11/12/25 (c)		205,000	179,631
Unifin Financiera SAB de CV
8.875%, due 07/29/25 (5 Year CMT Rate + 6.308%) (b)		$200,000	$64,250
			3,268,077
Netherlands — 1.0%
Airbus SE
1.625%, due 06/09/30	EUR	100,000	97,488
BMW Finance NV
1.000%, due 11/14/24	EUR	75,000	76,970
BNG Bank NV
0.250%, due 06/07/24	EUR	120,000	123,550
Braskem Netherlands Finance BV
5.875%, due 01/31/50 (c)		200,000	159,250
Greenko Dutch BV
3.850%, due 03/29/26 (c)		194,000	163,930
ING Groep NV
4.250%, due 01/01/00 (5 Year CMT Rate + 2.862%) (b)		200,000	136,241
5.750%, due 01/01/00 (5 Year CMT Rate + 4.342%) (b)		200,000	183,000
Minejesa Capital BV
4.625%, due 08/10/30		200,000	178,936
5.625%, due 08/10/37		400,000	322,500
Netherlands Government Bond
2.000%, due 07/15/24 (c)	EUR	80,000	85,991
NXP BV
3.875%, due 06/18/26		270,000	259,538
Petrobras Global Finance BV
6.900%, due 03/19/49		175,000	156,406

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

		Par Value	Value
FOREIGN BONDS — 20.6% (Continued)
Netherlands — 1.0% (Continued)
6.750%, due 06/03/50		$200,000	$173,750
VTR Finance NV
6.375%, due 07/15/28 (c)		200,000	144,000
6.375%, due 07/15/28		200,000	144,000
			2,405,550
New Zealand — 0.6%
International Bank for Reconstruction & Development
2.875%, due 11/30/26	NZD	155,000	91,333
International Finance Corp.
0.375%, due 09/10/25	NZD	250,000	138,121
New Zealand Government Bond
5.500%, due 04/15/23	NZD	60,000	38,094
0.500%, due 05/15/24	NZD	985,000	582,095
0.500%, due 05/15/26	NZD	645,000	357,419
4.500%, due 04/15/27	NZD	70,000	45,272
New Zealand Local Government Funding Agency Bond
1.500%, due 04/15/26	NZD	155,000	87,496
4.500%, due 04/15/27	NZD	270,000	170,236
			1,510,066
Norway — 0.8%
Aker BP ASA
3.750%, due 01/15/30 (c)		185,000	165,344
Kommunalbanken AS
5.250%, due 07/15/24	AUD	178,000	126,706
4.250%, due 07/16/25	AUD	184,000	128,335
Nordea Eiendomskreditt AS
1.720%, due 06/21/23 (3 Month NIBOR Rate + 0.300%) (b)	NOK	$1,000,000	$101,668
1.780%, due 06/19/24 (3 Month NIBOR Rate + 0.340%) (b)	NOK	1,000,000	101,709
Nordic Investment Bank
1.875%, due 04/10/24	NOK	980,000	97,472
Norway Government Bond
2.000%, due 05/24/23 (c)	NOK	5,770,000	583,754
1.750%, due 03/13/25 (c)	NOK	3,790,000	372,970
1.500%, due 02/19/26 (c)	NOK	1,625,000	156,650
1.750%, due 02/17/27 (c)	NOK	890,000	85,560
			1,920,168
Panama — 0.3%
Carnival Corp.
5.750%, due 03/01/27 (c)		360,000	261,000
6.000%, due 05/01/29 (c)		25,000	17,500
Panama Government International Bond
2.252%, due 09/29/32		200,000	155,250
4.300%, due 04/29/53		300,000	234,750
UEP Penonome II SA
6.500%, due 10/01/38		189,725	178,815
			847,315
Peru — 0.5%
Banco de Credito del Peru S.A.
3.125%, due 07/01/30 (5 Year CMT Rate + 3.000%) (b)		400,000	366,270

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

		Par Value	Value
FOREIGN BONDS — 20.6% (Continued)
Peru — 0.5% (Continued)
Banco Internacional del Peru SAA Interbank
4.000%, due 07/08/30 (1 Year CMT Rate + 3.711%) (b)		$350,000	$322,000
Hunt Oil Co. of Peru LLC Sucursal Del Peru
6.375%, due 06/01/28		183,200	168,773
Petroleos del Peru SA
4.750%, due 06/19/32		200,000	155,000
Transportadora de Gas del Peru SA
4.250%, due 04/30/28		200,000	187,867
			1,199,910
Philippines — 0.4%
Philippine Government International Bond
0.875%, due 05/17/27	EUR	385,000	359,969
1.648%, due 06/10/31		250,000	200,491
6.250%, due 01/14/36	PHP	5,000,000	88,238
3.700%, due 03/01/41		200,000	165,786
3.700%, due 02/02/42		200,000	166,324
			980,808
Portugal — 0.2%
Portugal Obrigacoes do Tesouro OT
0.700%, due 10/15/27 (c)	EUR	85,000	84,785
0.475%, due 10/18/30 (c)	EUR	460,000	420,727
			505,512
Puerto Rico — 0.1%
Popular, Inc.
6.125%, due 09/14/23		380,000	381,944

Qatar — 0.1%
Qatar Energy
2.250%, due 07/12/31		200,000	170,726
Qatar Government International Bond
4.000%, due 03/14/29 (c)		$200,000	$201,898
			372,624
Saudi Arabia — 0.3%
Saudi Arabian Oil Co.
4.250%, due 04/16/39 (c)		200,000	183,920
4.375%, due 04/16/49 (c)		200,000	178,306
Saudi Government International Bond
2.250%, due 02/02/33		500,000	415,636
			777,862
Singapore — 0.7%
DBS Group Holdings Ltd.
1.822%, due 03/10/31 (5 Year CMT Rate + 1.100%) (b)		200,000	181,802
LLPL Capital Pte Ltd.
6.875%, due 02/04/39 (c)		261,510	242,877
Medco Oak Tree Pte Ltd.
7.375%, due 05/14/26 (c)		220,000	199,650
Oversea-Chinese Banking Corp. Ltd.
1.832%, due 09/10/30 (5 Year CMT Rate + 1.580%) (b)(c)		500,000	460,033
Singapore Government Bond
2.375%, due 06/01/25	SGD	165,000	117,525
1.250%, due 11/01/26	SGD	210,000	141,670
Temasek Financial I Ltd.
1.000%, due 10/06/30 (c)		400,000	325,800
			1,669,357
South Africa — 0.1%
Republic of South Africa Government International Bond
4.300%, due 10/12/28		200,000	171,209

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

		Par Value	Value
FOREIGN BONDS — 20.6% (Continued)
South Korea — 0.3%
LG Chem Ltd.
2.375%, due 07/07/31 (c)		$200,000	$167,657
Shinhan Financial Group Co. Ltd.
2.875%, due 01/01/00 (5 Year CMT Rate + 2.064%) (b)(c)		400,000	352,500
The Korea Development Bank
1.625%, due 01/19/31		200,000	166,997
			687,154
Spain — 0.3%
AI Candelaria Spain SA
7.500%, due 12/15/28		250,000	223,750
Banco Santander SA
4.750%, due 01/01/00 (5 Year CMT Rate + 3.753%) (b)		200,000	163,491
Cellnex Telecom SA
1.875%, due 06/26/29	EUR	100,000	79,764
Spain Government Bond
0.250%, due 07/30/24 (c)	EUR	170,000	175,249
0.800%, due 07/30/27 (c)	EUR	170,000	170,148
			812,402
Sweden — 0.1%
Sweden Government International Bond
0.125%, due 04/24/23 (c)	EUR	225,000	234,946

Switzerland — 0.2%
Credit Suisse Group AG
5.100%, due 01/01/00 (5 Year CMT Rate + 3.293%) (a)(b)(c)		200,000	145,500
6.375%, due 01/01/00 (5 Year CMT Rate + 4.822%) (b)(c)		$200,000	$165,750
UBS Group AG
3.875%, due 12/02/26 (5 Year CMT Rate + 3.098%) (b)(c)		200,000	162,857
4.375%, due 01/01/00 (5 Year CMT Rate + 3.313%) (b)(c)		200,000	146,034
			620,141
Thailand — 0.1%
Kasikornbank PCL
5.275%, due 01/01/00 (5 Year CMT Rate + 4.940%) (b)		400,000	368,492

United Arab Emirates — 0.3%
Abu Dhabi Government International Bond
3.125%, due 04/16/30 (c)		400,000	379,939
1.700%, due 03/02/31 (c)		185,000	155,366
3.875%, due 04/16/50 (c)		200,000	177,211
			712,516
Total Foreign Bonds (Cost $61,410,876)			51,901,102

BANK LOANS — 8.0% (b)
1011778 BC ULC
3.416%, due 11/13/26 (1 Month U.S. LIBOR + 1.750%)		970,579	929,329
AAdvantage Loyalty IP Ltd.
5.813%, due 04/20/28 (3 Month U.S. LIBOR + 4.750%)		445,000	425,689

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Par Value	Value
BANK LOANS — 8.0% (b) (Continued)
Abe Investment Holdings, Inc.
6.125%, due 02/19/26 (3 Month U.S. LIBOR + 4.500%)	$38,563	$37,386
Access CIG LLC
5.325%, due 02/27/25 (3 Month U.S. LIBOR + 3.750%)	43,734	41,427
Acrisure LLC
5.916%, due 02/15/27 (1 Month U.S. LIBOR + 4.250%)	99,500	94,194
Acrisure LLC
4.560%, due 02/16/27 (1 Month U.S. LIBOR + 3.500%)	133,657	123,098
ADMI Corp.
5.166%, due 12/23/27 (1 Month U.S. LIBOR + 3.500%)	69,475	63,859
AECOM
2.810%, due 04/13/28 (1 Month U.S. LIBOR + 1.750%)	321,911	321,630
Air Canada
4.250%, due 08/11/28 (6 Month U.S. LIBOR + 3.500%)	360,000	332,100
Allied Universal Holdco LLC
5.416%, due 05/12/28 (1 Month U.S. LIBOR + 3.750%)	241,674	222,038
Allspring Buyer LLC
5.563%, due 04/21/28 (3 Month U.S. LIBOR + 3.250%)	101,761	98,112
AP Core Holdings II LLC
7.166%, due 07/21/27 (1 Month U.S. LIBOR + 5.500%)	$134,750	$128,124
AP Core Holdings II LLC
7.166%, due 09/30/27 (1 Month U.S. LIBOR + 5.500%)	100,000	94,542
APX Group, Inc.
5.009%, due 07/10/28 (1 Month U.S. LIBOR + 3.500%)	69,430	65,757
7.250%, due 07/10/28 (Prime + 2.500%)	45	43
Aramark Services, Inc.
3.416%, due 03/11/25 (1 Month U.S. LIBOR + 1.750%)	340,000	327,420
Ascend Learning LLC
5.166%, due 11/18/28 (1 Month U.S. LIBOR + 3.500%)	223,875	207,364
Astra Acquisition Corp.
6.310%, due 10/22/28 (1 Month U.S. LIBOR + 5.250%)	139,584	122,020
Asurion LLC
4.916%, due 07/30/27 (1 Month U.S. LIBOR + 3.250%)	94,048	85,348
Asurion LLC
6.916%, due 01/19/29 (1 Month U.S. LIBOR + 5.250%)	130,000	111,085

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Par Value	Value
BANK LOANS — 8.0% (b) (Continued)
AthenaHealth Group, Inc.
5.324%, due 01/14/27 (1 Month SOFR Rate + 3.500%)	$33,739	$31,167
AthenaHealth Group, Inc.
5.009%, due 01/26/29 (1 Month SOFR Rate + 3.500%)	198,812	183,653
Avantor Funding, Inc.
3.916%, due 11/08/27 (1 Month U.S. LIBOR + 2.250%)	177,090	170,727
Avaya, Inc.
5.574%, due 12/15/27 (1 Month U.S. LIBOR + 4.250%)	22,161	16,897
Aveanna Healthcare LLC
5.557%, due 06/30/28 (1 Month U.S. LIBOR + 3.750%)	113,017	100,161
Aveanna Healthcare LLC
5.557%, due 06/30/28 (1 Month U.S. LIBOR + 3.750%)	26,415	23,411
Aventiv Technologies LLC
6.750%, due 06/20/24 (3 Month U.S. LIBOR + 4.500%)	47,511	43,502
Avis Budget Car Rental LLC
5.125%, due 03/15/29 (1 Month SOFR Rate + 3.500%)	109,588	105,204
Bally’s Corp.
4.370%, due 08/06/28 (1 Month U.S. LIBOR + 3.250%)	99,500	92,675
Bausch + Lomb Corp.
4.549%, due 05/05/27 (1 Month SOFR Rate + 3.250%)	$85,000	$79,432
Berry Global, Inc.
3.005%, due 07/01/26 (1 Month U.S. LIBOR + 1.750%)	665,100	644,133
Brown Group Holding LLC
4.166%, due 06/07/28 (1 Month U.S. LIBOR + 2.500%)	103,811	98,718
Burlington Coat Factory Warehouse Corp.
3.670%, due 06/26/28 (1 Month U.S. LIBOR + 2.000%)	188,100	178,930
Camelot US Acquisition LLC
4.666%, due 10/30/26 (1 Month U.S. LIBOR + 3.000%)	108,350	102,436
Carnival Corp.
5.877%, due 06/30/25 (6 Month U.S. LIBOR + 3.000%)	316,793	295,727
Carnival Corp.
6.127%, due 10/31/28 (6 Month U.S. LIBOR + 3.250%)	278,600	250,740
Castle US Holding Corp.
5.416%, due 01/27/27 (1 Month U.S. LIBOR + 3.750%)	142,312	125,768
Cengage Learning, Inc.
5.750%, due 07/14/26 (6 Month U.S. LIBOR + 4.750%)	98,914	89,517

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Par Value	Value
BANK LOANS — 8.0% (b) (Continued)
Central Parent, Inc.
6.324%, due 06/29/29 (1 Month SOFR Rate + 4.500%)	$55,000	$52,140
Charter Communications Operating LLC
2.810%, due 02/01/27 (1 Month U.S. LIBOR + 1.750%)	484,794	463,412
Charter Next Generation, Inc.
5.416%, due 12/01/27 (1 Month U.S. LIBOR + 3.750%)	69,125	65,280
CHG Healthcare Services, Inc.
4.750%, due 10/31/28 (3 Month U.S. LIBOR + 3.250%)	109,175	103,552
Clarios Global LP
4.916%, due 04/30/26 (1 Month U.S. LIBOR + 3.250%)	548,645	513,668
Clean Harbors, Inc.
3.666%, due 09/30/28 (1 Month U.S. LIBOR + 2.000%)	99,500	98,953
Cornerstone OnDemand, Inc.
5.416%, due 10/31/28 (1 Month U.S. LIBOR + 3.750%)	109,725	98,478
CP Atlas Buyer, Inc.
5.416%, due 11/23/27 (1 Month U.S. LIBOR + 3.750%)	26,831	23,678
CQP Holdco LP
6.000%, due 06/05/28 (3 Month U.S. LIBOR + 3.750%)	180,487	170,109
Dcert Buyer, Inc.
5.666%, due 10/16/26 (1 Month U.S. LIBOR + 4.000%)	$78,791	$75,527
Directv Financing LLC
6.666%, due 08/02/27 (1 Month U.S. LIBOR + 5.000%)	57,158	52,788
EAB Global, Inc.
4.739%, due 06/25/28 (3 Month U.S. LIBOR + 3.500%)	169,150	159,593
EG Finco Ltd.
6.250%, due 02/07/25 (3 Month U.S. LIBOR + 4.000%)	27,787	26,189
Entegris, Inc.
4.824%, due 03/02/29 (1 Month SOFR Rate + 3.000%)	72,000	69,840
Envision Healthcare Corp.
5.416%, due 10/10/25 (1 Month U.S. LIBOR + 3.750%)	49,049	16,689
Fertitta Entertainment LLC
5.525%, due 01/31/29 (1 Month SOFR Rate + 4.000%)	99,750	92,269
Filtration Group Corp.
4.060%, due 03/31/25 (1 Month U.S. LIBOR + 3.000%)	119,455	113,397
Finastra USA, Inc.
8.489%, due 06/16/25 (3 Month U.S. LIBOR + 7.250%)	20,000	17,343

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Par Value	Value
BANK LOANS — 8.0% (b) (Continued)
First Student Bidco, Inc.
3.983%, due 07/21/28 (3 Month U.S. LIBOR + 3.000%)	$68,941	$61,745
First Student Bidco, Inc.
3.983%, due 07/21/28 (3 Month U.S. LIBOR + 3.000%)	25,576	22,906
Gainwell Acquisition Corp.
6.250%, due 08/17/27 (3 Month U.S. LIBOR + 4.000%)	236,709	224,504
Genesys Cloud Services Holdings II LLC
5.666%, due 12/01/27 (1 Month U.S. LIBOR + 4.000%)	195,148	187,147
Gogo Intermediate Holdings LLC
4.989%, due 04/28/28 (3 Month U.S. LIBOR + 3.750%)	64,350	61,068
Great Outdoors Group LLC
5.416%, due 03/31/28 (1 Month U.S. LIBOR + 3.750%)	192,086	175,711
Grifols Worldwide Operations USA, Inc.
4.391%, due 11/08/27 (3 Month U.S. LIBOR + 2.000%)	230,000	217,955
H-Food Holdings LLC
5.354%, due 05/17/25 (1 Month U.S. LIBOR + 3.688%)	53,542	48,277
Hilton Grand Vacations Borrower LLC
4.666%, due 07/31/28 (1 Month U.S. LIBOR + 3.000%)	168,936	158,695
Hilton Worldwide Finance LLC
3.374%, due 06/22/26 (1 Month U.S. LIBOR + 1.750%)	$160,000	$154,193
Hunter Douglas, Inc.
4.842%, due 02/09/29 (3 Month SOFR Rate + 3.500%)	370,000	319,878
ICON Luxembourg Sarl
4.563%, due 07/03/28 (3 Month U.S. LIBOR + 2.250%)	246,075	238,368
Intelsat Jackson Holdings SA
4.920%, due 12/08/28 (6 Month SOFR Rate + 4.250%)	104,545	96,163
ION Trading Finance Ltd.
7.000%, due 03/31/28 (3 Month U.S. LIBOR + 4.750%)	237,600	219,855
Jazz Financing Lux Sarl
5.166%, due 05/05/28 (1 Month U.S. LIBOR + 3.500%)	564,499	539,977
JELD-WEN, Inc.
3.916%, due 07/28/28 (1 Month U.S. LIBOR + 2.250%)	64,350	61,261
KFC Holding Co.
3.362%, due 03/15/28 (1 Month U.S. LIBOR + 1.750%)	443,320	438,794
Kraton Corp.
5.109%, due 11/17/28 (3 Month SOFR Rate + 3.250%)	59,850	57,157

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Par Value	Value
BANK LOANS — 8.0% (b) (Continued)
Kronos Acquisition Holdings, Inc.
5.416%, due 12/22/26 (1 Month U.S. LIBOR + 3.750%)	$128,050	$116,782
Level 3 Financing, Inc.
3.416%, due 03/01/27 (1 Month U.S. LIBOR + 1.750%)	337,328	313,435
LifePoint Health, Inc.
4.810%, due 11/14/25 (1 Month U.S. LIBOR + 3.750%)	99,520	93,137
Lumen Technologies, Inc.
3.310%, due 03/15/27 (1 Month U.S. LIBOR + 2.250%)	487,500	449,565
Lummus Technology Holdings V LLC
5.166%, due 06/30/27 (1 Month U.S. LIBOR + 3.500%)	79,680	73,861
Marriott Ownership Resorts, Inc.
3.416%, due 08/29/25 (1 Month U.S. LIBOR + 1.750%)	155,000	148,219
McAfee Corp.
5.145%, due 02/02/29 (1 Month SOFR Rate + 4.000%)	85,000	77,633
Medline Borrower LP
4.916%, due 09/29/28 (1 Month U.S. LIBOR + 3.250%)	339,150	315,569
Messer Industries USA, Inc.
4.750%, due 10/01/25 (3 Month U.S. LIBOR + 2.500%)	16,302	15,624
Mileage Plus Holdings LLC
7.313%, due 07/30/27 (3 Month U.S. LIBOR + 5.250%)	$320,000	$316,960
MillerKnoll, Inc.
3.688%, due 07/19/28 (1 Month U.S. LIBOR + 2.000%)	163,763	150,815
Mirion Technologies US, Inc.
5.627%, due 10/05/28 (6 Month U.S. LIBOR + 2.750%)	74,438	70,669
Mister Car Wash Holdings, Inc.
4.666%, due 05/14/26 (1 Month U.S. LIBOR + 3.000%)	47,522	45,057
Olympus Water US Holding Corp.
6.063%, due 09/21/28 (3 Month U.S. LIBOR + 3.750%)	84,575	79,025
OneDigital Borrower LLC
5.875%, due 11/16/27 (1 Month SOFR Rate + 4.250%)	198,838	188,896
Organon & Co.
4.625%, due 06/02/28 (6 Month U.S. LIBOR + 3.000%)	307,511	296,780
Packers Holdings LLC
4.440%, due 03/06/28 (1 Month U.S. LIBOR + 3.250%)	113,581	104,353
Padagis LLC
5.719%, due 07/06/28 (3 Month U.S. LIBOR + 4.750%)	186,471	172,019

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Par Value	Value
BANK LOANS — 8.0% (b) (Continued)
Peraton Corp.
5.416%, due 02/01/28 (1 Month U.S. LIBOR + 3.750%)	$126,050	$118,712
Perrigo Investments LLC
4.424%, due 04/06/29 (1 Month SOFR Rate + 2.500%)	340	328
PetSmart LLC
4.500%, due 02/11/28 (6 Month U.S. LIBOR + 3.750%)	74,438	70,288
PG&E Corp.
4.688%, due 06/23/25 (1 Month U.S. LIBOR + 3.000%)	73,500	69,540
Pilot Travel Centers LLC
3.525%, due 08/04/28 (1 Month SOFR Rate + 2.000%)	377,150	362,347
PRA Health Sciences, Inc.
4.563%, due 07/03/28 (3 Month U.S. LIBOR + 2.250%)	61,310	59,389
Pretium PKG Holdings, Inc.
5.120%, due 09/22/28 (1 Month U.S. LIBOR + 4.000%)	44,775	40,550
4.967%, due 09/22/28 (1 Month U.S. LIBOR + 4.000%)	44,775	40,549
Proofpoint, Inc.
4.825%, due 06/09/28 (3 Month U.S. LIBOR + 3.250%)	139,300	129,823
Quest Software, Inc.
5.470%, due 01/19/29 (3 Month SOFR Rate + 4.250%)	$175,000	$156,242
Radiate Holdco LLC
4.916%, due 09/25/26 (1 Month U.S. LIBOR + 3.250%)	119,400	111,318
Radiology Partners, Inc.
5.892%, due 07/09/25 (1 Month U.S. LIBOR + 4.250%)	44,027	39,701
5.892%, due 07/09/25 (1 Month U.S. LIBOR + 4.250%)	37,749	34,040
5.892%, due 07/09/25 (1 Month U.S. LIBOR + 4.250%)	9,860	8,891
5.892%, due 07/09/25 (1 Month U.S. LIBOR + 4.250%)	8,454	7,624
Rentpath LLC
3.250%, due 12/31/22 (Prime + 3.750%) (e)	3,634	927
RH
4.166%, due 11/30/28 (1 Month U.S. LIBOR + 2.500%)	193,625	170,754
SBA Senior Finance II LLC
3.420%, due 04/30/25 (1 Month U.S. LIBOR + 1.750%)	440,836	425,942

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Par Value	Value
BANK LOANS — 8.0% (b) (Continued)
Scientific Games International, Inc.
4.358%, due 04/06/29 (1 Month SOFR Rate + 3.000%)	$75,000	$71,422
SCIH Salt Holdings, Inc.
4.750%, due 03/16/27 (6 Month U.S. LIBOR + 4.000%)	67,591	60,579
Sedgwick Claims Management Services, Inc.
5.416%, due 08/07/26 (1 Month U.S. LIBOR + 3.750%)	29,100	27,754
Setanta Aircraft Leasing DAC
4.250%, due 11/02/28 (3 Month U.S. LIBOR + 2.000%)	100,000	95,417
Sophia LP
5.500%, due 10/07/27 (3 Month U.S. LIBOR + 3.250%)	137,908	129,031
Spin Holdco, Inc.
5.611%, due 03/06/28 (3 Month U.S. LIBOR + 4.000%)	93,813	86,636
SRS Distribution, Inc.
4.019%, due 06/04/28 (6 Month U.S. LIBOR + 3.500%)	109,175	101,096
Sunset Debt Merger Sub, Inc.
5.595%, due 09/30/28 (1 Month U.S. LIBOR + 4.000%)	239,400	197,705
Team Health Holdings, Inc.
4.416%, due 02/06/24 (1 Month U.S. LIBOR + 2.750%)	24,357	21,766
Tempo Acquisition LLC
4.525%, due 08/31/28 (1 Month SOFR Rate + 3.000%)	$64,675	$61,441
The EW Scripps Co.
4.229%, due 05/01/26 (1 Month U.S. LIBOR + 2.563%)	32,923	31,610
The Hertz Corp.
4.920%, due 09/29/28 (1 Month U.S. LIBOR + 3.250%)	255,601	241,451
The Hertz Corp.
4.920%, due 09/29/28 (1 Month U.S. LIBOR + 3.250%)	48,270	45,598
The Hillman Group, Inc.
4.392%, due 02/24/28 (1 Month U.S. LIBOR + 2.750%)	48,955	45,956
The Hillman Group, Inc.
4.392%, due 02/24/28 (1 Month U.S. LIBOR + 2.750%)	11,807	11,084
Titan Acquisition Ltd.
5.877%, due 03/28/25 (6 Month U.S. LIBOR + 3.000%)	43,855	40,356
TK Elevator US Newco, Inc.
4.019%, due 07/29/27 (6 Month U.S. LIBOR + 3.500%)	191,613	179,997
Trans Union LLC
3.916%, due 11/16/28 (1 Month U.S. LIBOR + 2.250%)	149,442	142,842

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Par Value	Value
BANK LOANS — 8.0% (b) (Continued)
TransDigm, Inc.
3.916%, due 12/09/25 (1 Month U.S. LIBOR + 2.250%)	$180,828	$171,938
Traverse Midstream Partners LLC
5.950%, due 09/27/24 (6 Month SOFR Rate + 4.250%)	55,713	53,298
5.384%, due 09/27/24 (3 Month SOFR Rate + 4.250%)	1,308	1,252
TricorBraun Holdings, Inc.
4.916%, due 03/03/28 (1 Month U.S. LIBOR + 3.250%)	74,272	69,345
United Airlines, Inc.
5.392%, due 04/21/28 (1 Month U.S. LIBOR + 3.750%)	464,843	434,049
United Natural Foods, Inc.
4.890%, due 10/22/25 (1 Month U.S. LIBOR + 3.250%)	8,733	8,438
Univision Communications, Inc.
4.916%, due 03/13/26 (1 Month U.S. LIBOR + 3.250%)	138,438	131,055
Univision Communications, Inc.
6.254%, due 06/09/29 (3 Month SOFR Rate + 4.250%)	20,000	19,116
Verscend Holding Corp.
5.666%, due 08/27/25 (1 Month U.S. LIBOR + 4.000%)	74,244	71,274
Vibrantz Technologies, Inc.
5.287%, due 03/30/29 (3 Month SOFR Rate + 4.250%)	$160,000	$140,334
WestJet Airlines Ltd.
5.030%, due 08/07/26 (3 Month U.S. LIBOR + 3.000%)	68,339	61,625
Whatabrands LLC
4.916%, due 08/03/28 (1 Month U.S. LIBOR + 3.250%)	278,615	261,941
WMG Acquisition Corp.
3.791%, due 01/20/28 (1 Month U.S. LIBOR + 2.125%)	190,000	182,994
Zelis Payments Buyer, Inc.
4.562%, due 09/30/26 (1 Month U.S. LIBOR + 3.500%)	160,114	151,233
Total Bank Loans (Cost $21,436,597)		20,184,919

	Shares
COMMON STOCKS — 0.5%
Consumer Discretionary — 0.1%
General Motors Co. (f)	4,299	136,536

Financials — 0.2%
Cadence Bank	3,991	93,709
Credit Agricole SA	10,644	97,389
Credit Suisse Group AG - ADR	15,052	85,345
First Citizens BancShares, Inc. - Class A	110	71,916
Societe Generale SA	2,987	65,391
US Bancorp	4,073	187,439
		601,189

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 0.5% (Continued)
Industrials — 0.1%
Delta Air Lines, Inc. (f)	2,875	$83,289
The Boeing Co. (f)	1,484	202,892
		286,181
Real Estate — 0.1%
Americold Realty Trust, Inc.	4,477	134,489

Total Common Stocks (Cost $1,631,973)		1,158,395

PREFERRED STOCKS — 1.2%
Communication Services — 0.1%
2020 Cash Mandatory Exchangeable Trust CVRT (c)(e)	240	275,784
Paramount Global CVRT	2,200	86,856
		362,640
Financials — 0.2%
KKR & Co., Inc. CVRT	1,000	58,470
Stifel Financial Corp.	6,550	119,800
US Bancorp (b)	175	134,582
Valley National Bancorp (b)	5,475	127,458
Wells Fargo & Co. (b)	4,300	102,082
		542,392
Health Care — 0.2%
Becton Dickinson and Co. CVRT	2,150	106,339
Danaher Corp. CVRT	225	297,722
		404,061
Information Technology — 0.0% (g)
Sabre Corp. CVRT	400	32,156

Utilities — 0.7%
Algonquin Power & Utilities Corp. CVRT	5,050	220,988
American Electric Power Co., Inc. CVRT	6,600	356,400

	Shares	Value
NextEra Energy, Inc. CVRT	13,750	$682,687
NextEra Energy, Inc. CVRT	3,500	172,025
The AES Corp. CVRT	2,800	241,724
		1,673,824
Total Preferred Stocks (Cost $3,279,315)		3,015,073

	Contracts	Notional Amount
PURCHASED OTC OPTIONS — 0.0% (g)
Currency Call Options — 0.0% (g)
Australian Dollar, 8/18/22 at 0.64 Counterparty: Standard Chartered Securities N.A.	2,064,000	$2,064,000	6,155
Australian Dollar, 8/18/22 at 0.65 Counterparty: Morgan Stanley Capital	4,404,000	4,404,000	18,867
Japanese Yen, 8/10/22 at 0.6728 AUD Counterparty: Standard Chartered Securities N.A.	48,000	48,000	347
			25,369
Currency Put Options — 0.0% (g)
Canadian Dollar, 12/12/22 at 1.235 Counterparty: Goldman Sachs Bank USA	1,386,000	1,386,000	7,831

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2022 (Unaudited)

	Contracts	Notional Amount	Value
PURCHASED OTC OPTIONS — 0.0% (g) (Continued)
Currency Put Options — 0.0% (g) (Continued)
Japanese Yen, 2/27/25 at 107.50 Counterparty: BNP Paribas Brokerage Services, Inc.	437,000	$437,000	$9,957
			17,788
Total Purchased OTC Options (Cost $82,767)			43,157

	Shares
AFFILIATED REGISTERED INVESTMENT COMPANIES — 7.1%
Voya Emerging Markets Corporate Debt Fund - Class P	94,517	763,701
Voya Emerging Markets Hard Currency Debt Fund - Class P	560,626	4,075,748
Voya Floating Rate Fund - Class P	801,099	6,681,166
Voya High Yield Bond Fund - Class P	947,920	6,303,671
Total Affiliated Registered Investment Companies (Cost $20,619,167)		17,824,286

Total Investments at Value — 97.7% (Cost $276,774,606)		$246,213,202
Other Assets in Excess of Liabilities — 2.3%		5,702,725
Net Assets — 100.0%		$251,915,927

Percentages are stated as a percent of net assets.

(a)	This security or a partial position of this security is on loan at June 30, 2022. The total fair value of securities on loan at June 30, 2022 was $1,745,483 (Note 8).
(b)	Variable rate security based on a reference index and spread. The rate listed is as of June 30, 2022.
(c)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of June 30, 2022, the value of these investments was $94,090,921, or 37.4% of total net assets.

(d)	Variable rate security. The coupon is based on an underlying pool of loans. The rate listed is as of June 30, 2022.
(e)	Illiquid security. The total fair value of such securities is $2,924,969 as of June 30, 2022, representing 1.2% of net assets.
(f)	Non-income producing security.
(g)	Represents less than 0.1%.

ADR — American Depository Receipt

CVRT — Convertible Security

REMIC — Real Estate Mortgage Investment Conduit

CMT — Constant Maturity U.S. Treasury

LIBOR — London Interbank Offered Rate

EURIBOR — Euro Interbank Offered Rate

NIBOR — Norwegian Interbank Offered Rate

SOFR — Secured Overnight Financing Rate

SONIA — Sterling Overnight Interbank Average Rate

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

CNY — Chinese Yuan

COP — Colombian Peso

EUR — Euro

GBP — British Pound

IDR — Indonesian Rupiah

JPY — Japanese Yen

MXN — Mexican Peso

MYR — Malaysian Ringgit

NOK — Norwegian Krone

NZD — New Zealand Dollar

PHP — Philippine Peso

SGD — Singapore Dollar

The Accompanying Footnotes are an Integral Part of this Schedule of Investments.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Futures Contracts	June 30, 2022 (Unaudited)

FUTURES CONTRACTS PURCHASED	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Depreciation
2-Year U.S. Treasury Note Future	86	09/30/2022	$16,802,464	$(36,324)
5-Year U.S. Treasury Note Future	134	09/30/2022	12,440,825	(124,888)
10-Year U.S. Treasury Note Future	26	09/21/2022	2,569,613	(35,610)
Euro Bund Future	2	09/08/2022	209,591	(3,607)
Total Futures Contracts Purchased			$32,022,493	$(200,429)

FUTURES CONTRACTS SOLD SHORT	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Appreciation
U.S. Treasury Long Bond Future	53	09/21/2022	$6,164,242	$90,106
Ultra 10-Year U.S. Treasury Bond Future	41	09/21/2022	4,053,611	89,186
Ultra Long-Term U.S. Treasury Bond Future	22	09/21/2022	2,079,102	21,902
Euro Bund Future	3	09/08/2022	314,386	9,932
Total Futures Contracts Sold Short			$12,611,341	$211,126

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Forward Foreign Currency Contracts	June 30, 2022 (Unaudited)

Counterparty	Settlement Date	Fund Receiving	Amount Of Currency To Be Received In Local Currency	Fund Delivering	Amount Of Currency To Be Delivered In Local Currency	Unrealized Appreciation (Depreciation)
Australia and New Zealand Banking Group Ltd.	9/21/2022	USD	873,257	AUD	1,253,149	$7,659
Australia and New Zealand Banking Group Ltd.	9/21/2022	USD	261,534	NZD	410,538	5,383
Australia and New Zealand Banking Group Ltd.	9/21/2022	USD	385,006	SGD	534,026	399
Bank of America, San Francisco	7/8/2022	CAD	1,774,099	USD	1,403,693	(25,379)
Bank of America, San Francisco	7/8/2022	CHF	913,044	USD	935,384	21,472
Bank of America, San Francisco	7/8/2022	EUR	557,963	USD	589,670	(4,658)
Bank of America, San Francisco	7/8/2022	GBP	366,021	USD	460,260	(14,661)
Bank of America, San Francisco	7/8/2022	JPY	98,702,985	USD	760,629	(32,838)
Bank of America, San Francisco	7/8/2022	NOK	10,098,604	USD	1,063,187	(37,808)
Bank of America, San Francisco	7/8/2022	NZD	1,412,492	USD	914,576	(32,433)
Bank of America, San Francisco	7/8/2022	SEK	11,247,944	USD	1,146,233	(46,426)
Bank of America, San Francisco	7/8/2022	USD	558,587	CAD	722,376	(2,633)
Bank of America, San Francisco	7/8/2022	USD	1,036,196	CHF	1,007,873	(20,039)
Bank of America, San Francisco	7/8/2022	USD	453,675	GBP	359,243	16,328
Bank of America, San Francisco	7/8/2022	USD	2,357,749	JPY	312,174,136	55,920
Bank of America, San Francisco	7/8/2022	USD	1,264,524	NZD	1,978,194	29,084
Bank of America, San Francisco	7/8/2022	USD	1,410,885	SEK	13,947,343	47,136
Bank of America, San Francisco	8/19/2022	USD	678,712	SEK	6,933,318	(446)
Barclays Capital, Inc.	9/21/2022	NZD	823,094	USD	517,817	(4,258)
Barclays Capital, Inc.	9/21/2022	USD	1,234,831	EUR	1,169,329	1,947
Barclays Capital, Inc.	7/8/2022	USD	0	JPY	1	—
BMO Capital Markets	9/21/2022	EUR	42,413	USD	45,021	(303)
BNP Paribas Brokerage Services, Inc.	7/8/2022	AUD	1,730,211	USD	1,216,599	(22,289)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Forward Foreign Currency Contracts (Continued)	June 30, 2022 (Unaudited)

Counterparty	Settlement Date	Fund Receiving	Amount Of Currency To Be Received In Local Currency	Fund Delivering	Amount Of Currency To Be Delivered In Local Currency	Unrealized Appreciation (Depreciation)
BNP Paribas Brokerage Services, Inc.	7/8/2022	CAD	1,485,636	USD	1,158,762	$(4,558)
BNP Paribas Brokerage Services, Inc.	7/8/2022	CHF	1,963,603	USD	2,049,125	8,699
BNP Paribas Brokerage Services, Inc.	7/8/2022	EUR	4,984,780	USD	5,291,009	(64,576)
BNP Paribas Brokerage Services, Inc.	7/8/2022	GBP	1,859,371	USD	2,296,990	(33,367)
BNP Paribas Brokerage Services, Inc.	7/8/2022	JPY	501,447,003	USD	3,782,164	(84,723)
BNP Paribas Brokerage Services, Inc.	8/19/2022	JPY	97,461,677	USD	720,785	(15)
BNP Paribas Brokerage Services, Inc.	7/8/2022	NOK	3,303,385	USD	335,319	432
BNP Paribas Brokerage Services, Inc.	7/8/2022	USD	1,921,120	AUD	2,721,627	42,467
BNP Paribas Brokerage Services, Inc.	7/8/2022	USD	1,273,585	CHF	1,227,420	(12,732)
BNP Paribas Brokerage Services, Inc.	7/8/2022	USD	4,858,215	EUR	4,578,125	58,152
BNP Paribas Brokerage Services, Inc.	8/19/2022	USD	485,759	EUR	462,160	(324)
BNP Paribas Brokerage Services, Inc.	7/8/2022	USD	974,280	GBP	790,448	11,978
BNP Paribas Brokerage Services, Inc.	8/19/2022	USD	869,984	GBP	714,087	(114)
BNP Paribas Brokerage Services, Inc.	8/5/2022	USD	156	IDR	2,245,940	5
BNP Paribas Brokerage Services, Inc.	7/8/2022	USD	1,244,182	JPY	164,639,110	30,208
BNP Paribas Brokerage Services, Inc.	7/8/2022	USD	334,996	NOK	3,303,385	(419)
BNP Paribas Brokerage Services, Inc.	7/8/2022	USD	786,043	NZD	1,215,618	26,854
BNP Paribas Brokerage Services, Inc.	7/8/2022	USD	664,499	SEK	6,710,061	8,399
BNP Paribas Brokerage Services, Inc.	7/29/2022	USD	7,129	TRY	128,645	(443)
CIBC, Toronto	9/21/2022	CAD	1,164,306	USD	916,621	(11,969)
CIBC, Toronto	9/21/2022	EUR	798,112	USD	841,568	(77)
CIBC, Toronto	9/21/2022	NZD	364,320	AUD	329,200	(78)
CIBC, Toronto	9/21/2022	NZD	411,547	USD	257,886	(1,106)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Forward Foreign Currency Contracts (Continued)	June 30, 2022 (Unaudited)

Counterparty	Settlement Date	Fund Receiving	Amount Of Currency To Be Received In Local Currency	Fund Delivering	Amount Of Currency To Be Delivered In Local Currency	Unrealized Appreciation (Depreciation)
CIBC, Toronto	9/21/2022	USD	432,623	AUD	601,342	$17,253
CIBC, Toronto	9/21/2022	USD	1,990,200	EUR	1,870,954	17,555
CIBC, Toronto	9/21/2022	USD	193,034	SGD	268,344	(228)
Citigroup	9/21/2022	BRL	1,222,439	USD	230,050	(2,049)
Citigroup	9/21/2022	COP	939,057,462	USD	223,585	(582)
Citigroup	9/21/2022	EUR	941,077	USD	996,626	(4,398)
Citigroup	7/8/2022	JPY	25,248,904	USD	198,262	(12,088)
Citigroup	9/21/2022	NZD	364,161	AUD	329,200	(178)
Citigroup	9/21/2022	NZD	740,158	USD	466,402	(4,591)
Citigroup	8/5/2022	PEN	129,831	USD	34,288	(513)
Citigroup	7/8/2022	USD	239,827	AUD	337,966	6,539
Citigroup	9/21/2022	USD	665,747	AUD	962,377	995
Citigroup	9/21/2022	USD	1,140,789	BRL	5,711,133	75,587
Citigroup	9/21/2022	USD	333,318	CAD	419,486	7,382
Citigroup	7/8/2022	USD	513,553	CHF	491,832	(1,879)
Citigroup	9/21/2022	USD	115,938	COP	450,243,537	9,016
Citigroup	9/21/2022	USD	1,250,358	EUR	1,172,250	14,393
Citigroup	7/8/2022	USD	779,062	JPY	102,695,877	21,829
Citigroup	9/21/2022	USD	385,006	SGD	533,851	525
Goldman Sachs Bank, USA	7/8/2022	AUD	486,566	USD	337,248	(1,386)
Goldman Sachs Bank, USA	7/8/2022	CAD	726,387	USD	577,975	(13,638)
Goldman Sachs Bank, USA	8/19/2022	CAD	1,585,145	USD	1,231,668	(89)
Goldman Sachs Bank, USA	7/8/2022	CHF	1,386,176	USD	1,444,776	7,914
Goldman Sachs Bank, USA	8/5/2022	CLP	1,437,301	USD	1,749	(196)
Goldman Sachs Bank, USA	8/5/2022	COP	476,957	USD	124	(10)
Goldman Sachs Bank, USA	9/21/2022	EUR	939,981	USD	1,000,893	(9,821)
Goldman Sachs Bank, USA	9/21/2022	JPY	32,417,479	USD	240,709	(330)
Goldman Sachs Bank, USA	7/8/2022	NOK	16,254,144	USD	1,683,713	(33,321)
Goldman Sachs Bank, USA	7/29/2022	PLN	244	USD	57	(2)
Goldman Sachs Bank, USA	7/8/2022	SEK	25,014,240	USD	2,515,517	(69,663)
Goldman Sachs Bank, USA	9/21/2022	USD	145,150	AUD	208,858	884
Goldman Sachs Bank, USA	7/8/2022	USD	576,298	CAD	725,749	12,457
Goldman Sachs Bank, USA	7/8/2022	USD	538,112	CHF	515,000	(1,600)
Goldman Sachs Bank, USA	7/8/2022	USD	525,741	JPY	70,797,715	3,711
Goldman Sachs Bank, USA	7/8/2022	USD	1,427,707	NOK	13,877,174	18,664
Goldman Sachs Bank, USA	8/19/2022	USD	537,592	NOK	5,290,714	(148)
Goldman Sachs Bank, USA	7/8/2022	USD	423,567	NZD	656,730	13,420
Goldman Sachs Bank, USA	7/8/2022	USD	892,939	SEK	8,890,357	23,653
Goldman Sachs Bank, USA	7/29/2022	ZAR	23,909	USD	1,550	(85)
HSBC Bank, USA	9/21/2022	EUR	1,289,424	USD	1,367,630	(8,123)
HSBC Bank, USA	9/21/2022	USD	145,047	AUD	208,858	780

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Forward Foreign Currency Contracts (Continued)	June 30, 2022 (Unaudited)

Counterparty	Settlement Date	Fund Receiving	Amount Of Currency To Be Received In Local Currency	Fund Delivering	Amount Of Currency To Be Delivered In Local Currency	Unrealized Appreciation (Depreciation)
HSBC Bank, USA	9/21/2022	USD	1,164,545	CAD	1,472,583	$20,365
HSBC Bank, USA	9/21/2022	USD	2,202,905	EUR	2,069,994	20,402
HSBC Bank, USA	9/21/2022	USD	385,006	SGD	534,416	118
JPMChase, New York	9/21/2022	AUD	240,846	USD	168,525	(2,163)
JPMChase, New York	9/21/2022	CAD	527,152	USD	416,646	(7,055)
JPMChase, New York	9/21/2022	EUR	468,808	USD	494,719	(431)
JPMChase, New York	9/21/2022	JPY	76,473,504	USD	571,959	(4,899)
JPMChase, New York	9/21/2022	SEK	340,524	NOK	330,500	(210)
JPMChase, New York	9/21/2022	USD	331,250	CAD	424,851	1,145
JPMChase, New York	9/21/2022	USD	1,233,600	EUR	1,159,588	10,985
JPMChase, New York	9/21/2022	USD	1,047,292	GBP	831,103	33,921
JPMChase, New York	9/21/2022	USD	712,682	JPY	94,580,336	11,359
JPMChase, New York	9/21/2022	USD	386,069	SGD	537,501	(1,042)
Morgan Stanley Capital	7/8/2022	AUD	2,321,434	USD	1,646,705	(44,293)
Morgan Stanley Capital	7/8/2022	CAD	3,548,639	USD	2,761,128	(4,158)
Morgan Stanley Capital	9/21/2022	CAD	853,496	USD	662,500	657
Morgan Stanley Capital	7/8/2022	CHF	823,880	USD	846,642	16,772
Morgan Stanley Capital	8/19/2022	CHF	144,862	USD	152,225	55
Morgan Stanley Capital	7/8/2022	EUR	540,322	USD	580,231	(13,716)
Morgan Stanley Capital	9/21/2022	EUR	1,398,745	USD	1,491,566	(16,796)
Morgan Stanley Capital	7/8/2022	GBP	793,684	USD	993,525	(27,283)
Morgan Stanley Capital	8/19/2022	GBP	372,580	USD	454,120	(140)
Morgan Stanley Capital	7/8/2022	JPY	132,026,900	USD	1,007,492	(33,986)
Morgan Stanley Capital	9/21/2022	NOK	330,500	SEK	338,068	451
Morgan Stanley Capital	9/21/2022	NZD	364,886	AUD	329,200	275
Morgan Stanley Capital	7/8/2022	NZD	2,978,522	USD	1,886,023	(25,848)
Morgan Stanley Capital	9/21/2022	NZD	823,094	USD	522,838	(9,280)
Morgan Stanley Capital	7/8/2022	SEK	7,097,722	USD	726,365	(32,361)
Morgan Stanley Capital	7/8/2022	USD	668,746	AUD	920,918	33,065
Morgan Stanley Capital	8/19/2022	USD	728,991	AUD	1,056,297	(434)
Morgan Stanley Capital	7/8/2022	USD	4,604,256	CAD	5,895,162	24,250
Morgan Stanley Capital	7/8/2022	USD	482,981	CHF	468,046	(7,524)
Morgan Stanley Capital	7/8/2022	USD	2,132,214	EUR	2,005,608	29,378
Morgan Stanley Capital	9/21/2022	USD	1,684,056	EUR	1,589,148	8,534
Morgan Stanley Capital	7/1/2022	USD	468,391	GBP	377,160	9,270
Morgan Stanley Capital	7/8/2022	USD	3,298,350	GBP	2,666,892	51,639
Morgan Stanley Capital	7/8/2022	USD	2,295,675	JPY	301,242,894	74,448
Morgan Stanley Capital	9/21/2022	USD	803,224	JPY	105,811,140	18,622
Morgan Stanley Capital	8/5/2022	USD	396	MXN	7,828	10
Morgan Stanley Capital	7/8/2022	USD	1,295,915	NOK	12,309,949	46,003
Morgan Stanley Capital	7/8/2022	USD	2,306,972	NZD	3,571,451	76,496

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Forward Foreign Currency Contracts (Continued)	June 30, 2022 (Unaudited)

Counterparty	Settlement Date	Fund Receiving	Amount Of Currency To Be Received In Local Currency	Fund Delivering	Amount Of Currency To Be Delivered In Local Currency	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital	9/21/2022	USD	309,276	NZD	480,099	$9,725
Morgan Stanley Capital	7/8/2022	USD	1,508,583	SEK	14,750,308	66,321
Royal Bank of Canada, Toronto	9/21/2022	USD	1,076,648	CAD	1,376,180	7,371
Royal Bank of Canada, Toronto	9/21/2022	USD	496,047	EUR	469,419	1,114
Standard Chartered Securities N.A.	7/8/2022	CAD	872,867	USD	678,173	(35)
Standard Chartered Securities N.A.	7/8/2022	EUR	500,668	USD	523,913	1,027
Standard Chartered Securities N.A.	7/1/2022	GBP	377,160	USD	464,468	(5,347)
Standard Chartered Securities N.A.	7/8/2022	JPY	139,432,151	USD	1,039,693	(11,584)
Standard Chartered Securities N.A.	7/8/2022	SEK	4,383,277	USD	439,744	(11,154)
Standard Chartered Securities N.A.	8/19/2022	SEK	3,445,115	USD	337,081	388
Standard Chartered Securities N.A.	7/8/2022	USD	358,846	AUD	514,286	3,851
Standard Chartered Securities N.A.	7/8/2022	USD	193,227	CAD	245,867	2,211
Standard Chartered Securities N.A.	8/19/2022	USD	635,878	CAD	818,518	(70)
Standard Chartered Securities N.A.	9/21/2022	USD	662,500	CAD	855,088	(1,894)
Standard Chartered Securities N.A.	7/8/2022	USD	205,183	JPY	26,446,343	10,180
Standard Chartered Securities N.A.	7/8/2022	USD	358,889	NZD	568,777	3,671
Standard Chartered Securities N.A.	7/8/2022	USD	336,533	SEK	3,445,115	(325)
State Street Bank, Boston	7/8/2022	AUD	497,712	USD	349,877	(6,322)
State Street Bank, Boston	8/19/2022	AUD	541,127	USD	373,747	(72)
State Street Bank, Boston	9/21/2022	AUD	802,821	USD	564,608	(10,069)
State Street Bank, Boston	9/21/2022	BRL	651,195	USD	123,954	(2,498)
State Street Bank, Boston	9/21/2022	CAD	1,115,735	USD	868,323	(1,410)
State Street Bank, Boston	8/19/2022	CHF	325,433	USD	342,187	(92)
State Street Bank, Boston	9/21/2022	EUR	2,442,542	USD	2,579,151	(3,850)
State Street Bank, Boston	7/8/2022	GBP	797,506	USD	980,204	(9,309)
State Street Bank, Boston	9/21/2022	GBP	33,794	USD	41,548	(343)
State Street Bank, Boston	7/8/2022	JPY	159,658,674	USD	1,206,088	(28,838)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Forward Foreign Currency Contracts (Continued)	June 30, 2022 (Unaudited)

Counterparty	Settlement Date	Fund Receiving	Amount Of Currency To Be Received In Local Currency	Fund Delivering	Amount Of Currency To Be Delivered In Local Currency	Unrealized Appreciation (Depreciation)
State Street Bank, Boston	7/8/2022	NOK	3,137,760	USD	321,350	$(2,752)
State Street Bank, Boston	7/8/2022	NZD	2,342,203	USD	1,519,001	(56,226)
State Street Bank, Boston	7/8/2022	USD	373,608	AUD	541,127	85
State Street Bank, Boston	9/21/2022	USD	1,415,462	AUD	1,974,977	51,270
State Street Bank, Boston	7/8/2022	USD	635,324	CAD	818,475	(557)
State Street Bank, Boston	7/8/2022	USD	1,410,412	CHF	1,376,532	(32,171)
State Street Bank, Boston	9/21/2022	USD	571,504	COP	2,209,565,462	46,787
State Street Bank, Boston	9/21/2022	USD	6,072,150	EUR	5,651,670	113,299
State Street Bank, Boston	7/8/2022	USD	590,602	JPY	78,520,542	11,627
State Street Bank, Boston	8/19/2022	USD	758,932	JPY	102,589,775	238
State Street Bank, Boston	9/21/2022	USD	128,739	NZD	200,041	3,926
UBS AG, Stamford	9/21/2022	CAD	847,092	USD	662,500	(4,319)
UBS AG, Stamford	9/21/2022	EUR	1,829,680	USD	1,923,494	5,633
UBS AG, Stamford	9/21/2022	MXN	2,604,162	USD	123,591	3,881
UBS AG, Stamford	9/21/2022	USD	549,509	EUR	516,360	5,083
UBS AG, Stamford	9/21/2022	USD	1,060,797	MXN	21,217,525	22,213
UBS AG, Stamford	9/21/2022	USD	1,122,010	NZD	1,738,273	37,437
UBS AG, Stamford	9/21/2022	USD	385,006	SGD	535,012	(312)
						$475,879

AUD — Australian Dollar

BRL — Brazillian Real

CAD — Canadian Dollar

CHF — Swiss Franc

CLP — Chilean Peso

COP — Colombian Peso

EUR — Euro

GBP — British Pound

IDR — Indian Rupee

JPY — Japanese Yen

MXN — Mexican Peso

NOK — Norwegian Krone

NZD — New Zealand Dollar

PEN — Peruvian Sol

PLN — Polish Zloty

SEK — Sedish Krona

SGD — Singpore Dollar

TRY — Turkish Lira

USD — U.S. Dollar

ZAR — South African Rand

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule Of Written Options	June 30, 2022 (Unaudited)

WRITTEN OPTIONS	Counterparty	Contracts	Notional Amount	Value
Currency Call Options
Japanese Yen, 8/11/22 at 129.50	BNP Paribas Brokerage Services, Inc.	990,000	$990,000	$(5,261)
			$990,000	$(5,261)

Currency Put Options
Japanese Yen, 8/11/22 at 129.50	BNP Paribas Brokerage Services, Inc.	990,000	$990,000	$(47,019)
U.S. Dollar, 9/19/22 at 1.035 EUR	Citigroup	1,500,000	1,500,000	(17,308)
Total Written Options (Premiums Received $57,712)			$3,480,000	$(69,588)

AUD — Australian Dollar

EUR — Euro

JPY — Japanese Yen

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Interest Rate Swaptions	June 30, 2022 (Unaudited)

Counterparty	Protection	Description	Exercise Rate	Expiration Date	Notional Amount	Value	Upfront Premium Received	Unrealized Appreciation (Depreciation)
Calls
Barclays Capital, Inc.	Buy	Interest Rate, SOFR	0.000%	06/03/2027	$775,000	$(6,015)	$—	$(6,015)
Barclays Capital, Inc.	Buy	Interest Rate, SOFR	0.000%	06/14/2027	775,000	(6,172)	—	(6,172)
BNP Paribas Brokerage Services, Inc.	Sell	Interest Rate, SOFR	3.070%	07/12/2022	1,530,000	(38,268)	16,160	(22,108)
Deutsche Bank, London	Buy	Interest Rate, SOFR	2.950%	06/30/2027	1,239,900	—	—	—
Deutsche Bank, London	Sell	Interest Rate, SOFR	2.750%	06/30/2027	9,919,300	—	—	—
Goldman Sachs Bank, USA	Sell	Interest Rate, SOFR	3.070%	07/12/2022	510,000	(12,756)	5,419	(7,337)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Interest Rate Swaptions (Continued)	June 30, 2022 (Unaudited)

Counterparty	Protection	Description	Exercise Rate	Expiration Date	Notional Amount	Value	Upfront Premium Received	Unrealized Appreciation (Depreciation)
Puts
Barclays Capital, Inc.	Buy	Interest Rate, SOFR	0.000%	05/25/2027	$2,436,500	$(28,183)	$—	$(28,183)
BNP Paribas Brokerage Services, Inc.	Sell	Interest Rate, SOFR	3.070%	07/12/2022	1,530,000	(1,541)	16,161	14,620
Deutsche Bank, London	Buy	Interest Rate, SOFR	2.950%	06/30/2027	1,239,900	—	—	—
Deutsche Bank, London	Sell	Interest Rate, SOFR	2.750%	06/30/2027	9,919,300	—	—	—
Goldman Sachs Bank, USA	Sell	Interest Rate, SOFR	3.070%	07/12/2022	510,000	(514)	5,419	4,905

Total Interest Rate Swaptions Written						$(93,449)	$43,159	$(50,290)

SOFR — Secured Overnight Financing Rate.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule Of Centrally Cleared Credit Default Swaps	June 30, 2022 (Unaudited)

Counterparty	Reference Entity	Protection	Pay Fixed Rate	Termination Date	Payment Frequency	Notional Amount	Value	Premium Received	Unrealized Appreciation
Morgan Stanley Capital	Prudential Financial, Inc.	Buy	1.000%	12/20/2024	Quarterly	445,000	$(5,048)	$6,175	$1,127

Total Credit Default Swap Contracts							$(5,048)	$6,175	$1,127

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule Of Centrally Cleared Interest Rate Swaps	June 30, 2022 (Unaudited)

Counterparty	Pay (Receive) Floating Rate	Pay (Receive) Fixed Rate	Termination Date	Payment Frequency	Notional Value	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital	SOFR	(2.941%)	07/14/2032	At Maturity	$467,000	$6,894	$6,894
Morgan Stanley Capital	SOFR	(2.836%)	07/14/2032	At Maturity	467,000	2,592	2,592
Morgan Stanley Capital	(SOFR)	2.933%	07/14/2032	At Maturity	186,800	(2,627)	(2,627)
Morgan Stanley Capital	(SOFR)	2.981%	07/14/2032	At Maturity	280,200	(5,102)	(5,102)
Morgan Stanley Capital	SOFR	(2.897%)	07/14/2032	At Maturity	492,000	5,363	5,363
Morgan Stanley Capital	SOFR	(2.821%)	07/14/2032	At Maturity	186,800	—	—
Morgan Stanley Capital	SOFR	(2.817%)	07/14/2032	At Maturity	280,200	—	—

Total Interest Rate Swap Contracts							$7,120

SOFR — Secured Overnight Financing Rate.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule Of Over the Counter Exchange Rate Volatility Swaps	June 30, 2022 (Unaudited)

Counterparty	Description	Termination Date	Strike Price	Notional Value	Value	Unrealized Depreciation
BNP Paribas Brokerage Services, Inc.	USD/CNH	11/03/2022	5.650	$881,500	$(7,643)	$(7,643)

Total Exchange Rate Volatility Swaps					$(7,643)	$(7,643)

CNH — Chinese Renminbi

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities June 30, 2022 (Unaudited)

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO
ASSETS:
Unaffiliated investments, at value* (Note 2)	$200,489,666	$157,628,190
Investments in affiliated registered investment companies, at value (Note 6)	9,153,534	8,144,309
Cash and cash equivalents	6,639,085	4,811,295
Cash proceeds from securities lending (Note 8)	20,210	508,883
Margin deposits for futures contracts	182,050	161,351
Margin deposits for swap contracts	10,040,000	3,550,000
Receivable for NAV error payment	—	5,070
Receivable for capital shares sold	231,791	90,283
Receivable for investment securities sold	680,374	1,507,846
Securities lending income receivable	20	17
Dividends and interest receivable	160,698	222,899
Foreign withholding tax reclaims receivable	18,366	12,953
Other assets	30,771	27,625
Total Assets	227,646,565	176,670,721
LIABILITIES:
Payable upon return of securities loaned (Note 8)	20,210	508,883
Payable for capital shares redeemed	25,884	26,750
Payable for investment securities purchased	1,078,909	1,217,655
Net unrealized depreciation on swap contracts	8,637,322	2,138,302
Net variation margin payable on futures contracts	85,281	73,203
Investment advisory fees payable (Note 3)	137,069	105,666
Distribution fees payable (Note 4)	22,632	464
Shareholder service fees payable (Note 4)	17,214	12,525
Administration fees payable	21,477	17,712
Foreign withholding tax payable	—	536
Accrued interest expense (Note 5)	—	166
Accrued expenses and other payables	36,751	34,370
Total Liabilities	10,082,749	4,136,232
NET ASSETS	$217,563,816	$172,534,489
* Includes value of securities on loan	$19,867	$489,029

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities - (Continued) June 30, 2022 (Unaudited)

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO
NET ASSETS CONSIST OF:
Paid-in capital	$172,486,877	$158,209,205
Distributable earnings	45,076,939	14,325,284

NET ASSETS	$217,563,816	$172,534,489

NET ASSET VALUE PER SHARE:
INVESTMENT CLASS
Net assets applicable to Investment Class	$57,045,285	$4,810,902
Investment Class shares of beneficial interest outstanding (50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)	1,841,342	258,497
Net asset value, offering and redemption price per share	$30.98	$18.61

INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$160,518,531	$167,723,587
Institutional Class shares of beneficial interest outstanding (50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)	4,434,608	9,077,680
Net asset value, offering and redemption price per share	$36.20	$18.48

Unaffiliated investments, at cost (Note 2)	$177,829,404	$159,901,810
Investments in affiliated registered investment companies, at cost (Note 6)	$10,071,795	$9,239,222

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities - (Continued) June 30, 2022 (Unaudited)

	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND
ASSETS:
Unaffiliated investments, at value* (Note 2)	$24,076,881	$24,845,582	$199,517,171
Cash and cash equivalents	597,327	212,430	4,129,427
Cash proceeds from securities lending (Note 8)	287,727	169,563	1,016,041
Receivable for capital shares sold	29,917	10,653	25,342
Receivable for investment securities sold	148,089	463,244	3,790,309
Securities lending income receivable	414	107	2,532
Dividends and interest receivable	7,811	29,850	164,579
Foreign withholding tax reclaims receivable	—	34	401
Other assets	25,660	19,854	36,774
Total Assets	25,173,826	25,751,317	208,682,576
LIABILITIES:
Payable upon return of securities loaned (Note 8)	287,727	169,563	1,016,041
Payable for capital shares redeemed	153,955	3,192	34,230
Payable for investment securities purchased	104,205	491,425	4,552,067
Investment advisory fees payable (Note 3)	5,277	5,605	17,231
Distribution fees payable (Note 4)	13,258	526	19,367
Shareholder service fees payable (Note 4)	1,178	2,448	—
Administration fees payable	5,835	6,232	20,455
Accrued interest expense (Note 5)	—	40	—
Accrued expenses and other payables	17,501	21,590	27,660
Total Liabilities	588,936	700,621	5,687,081
NET ASSETS	$24,584,890	$25,050,696	$202,995,495
* Includes value of securities on loan	$270,903	$162,233	$955,654

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities - (Continued) June 30, 2022 (Unaudited)

	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND
NET ASSETS CONSIST OF:
Paid-in capital	$23,232,443	$20,943,806	$61,080,110
Distributable earnings	1,352,447	4,106,890	141,915,385

NET ASSETS	$24,584,890	$25,050,696	$202,995,495

NET ASSET VALUE PER SHARE:
INVESTMENT CLASS
Net assets applicable to Investment Class	$6,514,476	$5,508,146	$159,267,431
Investment Class shares of beneficial interest outstanding (50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)	380,367	233,929	6,837,215
Net asset value, offering and redemption price per share	$17.13	$23.55	$23.29

INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$18,070,414	$19,542,550	$43,728,064
Institutional Class shares of beneficial interest outstanding (50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)	908,659	808,406	1,873,789
Net asset value, offering and redemption price per share	$19.89	$24.17	$23.34

Unaffiliated investments, at cost (Note 2)	$25,120,429	$23,293,561	$62,690,414

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities - (Continued) June 30, 2022 (Unaudited)

	WILSHIRE INTERNATIONAL EQUITY FUND	WILSHIRE INCOME OPPORTUNITIES FUND
ASSETS:
Unaffiliated investments, at value* (Note 2)	$204,920,952	$228,388,916
Investments in affiliated registered investment companies, at value (Note 6)	9,151,994	17,824,286
Cash and cash equivalents	6,082,509	10,139,533
Foreign currency, at value	222,476	37,951
Cash proceeds from securities lending (Note 8)	80,655	1,798,171
Due from custodian	—	16,612
Margin deposits for futures contracts	190,050	714,340
Margin deposits for swap contracts	8,700,000	140,666
Receivable for capital shares sold	103,591	276,831
Receivable for investment securities sold	640,235	230,267
Unrealized appreciation on swaption contracts	—	19,525
Unrealized appreciation on foreign forward currency contracts (Note 7)	—	1,520,637
Securities lending income receivable	40	780
Dividends and interest receivable	594,751	1,929,556
Foreign withholding tax reclaims receivable	1,293,439	14,142
Other assets	22,376	31,831
Total Assets	232,003,068	263,084,044
LIABILITIES:
Options written, at value	—	69,588
Swaption premium received	—	43,159
Payable upon return of securities loaned (Note 8)	80,655	1,798,171
Payable for capital shares redeemed	56,096	1,043,284
Payable for investment securities purchased	971,975	6,777,770
Payable for distributions	—	21,228
Net unrealized depreciation on swap contracts	8,594,489	7,643
Unrealized depreciation on swaption contracts	—	69,815
Unrealized depreciation on foreign forward currency contracts (Note 7)	—	1,044,758
Net variation margin payable on futures contracts	90,344	28,299
Net variation margin payable on swaps	—	12,884
Investment advisory fees payable (Note 3)	165,004	110,770
Distribution fees payable (Note 4)	232	187
Shareholder service fees payable (Note 4)	8,762	15,879
Administration fees payable	27,639	24,603
Foreign withholding tax payable	17,685	4,454
Accrued interest expense (Note 5)	133	—
Accrued expenses and other payables	75,217	95,625
Total Liabilities	10,088,231	11,168,117
NET ASSETS	$221,914,837	$251,915,927
* Includes value of securities on loan	$79,581	$1,745,483

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities - (Continued) June 30, 2022 (Unaudited)

	WILSHIRE INTERNATIONAL EQUITY FUND	WILSHIRE INCOME OPPORTUNITIES FUND
NET ASSETS CONSIST OF:
Paid-in capital	$230,659,923	$286,546,940
Accumulated losses	(8,745,086)	(34,631,013)

NET ASSETS	$221,914,837	$251,915,927

NET ASSET VALUE PER SHARE:
INVESTMENT CLASS
Net assets applicable to Investment Class	$2,421,661	$1,943,316
Investment Class shares of beneficial interest outstanding (50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)†	266,479	216,912
Net asset value, offering and redemption price per share (a)	$9.09	$8.96

INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$219,493,176	$249,972,611
Institutional Class shares of beneficial interest outstanding (50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)†	24,488,182	28,136,349
Net asset value, offering and redemption price per share (a)	$8.96	$8.88

Unaffiliated investments, at cost (Note 2)	$206,395,402	$256,155,439
Investments in affiliated registered investment companies, at cost (Note 6)	$10,109,462	$20,619,167
Foreign currency, at cost	$220,283	$38,749
Premiums received for options written	$—	$57,712

†	For Wilshire International Equity Fund, (40,000,000 shares authorized, per class, par value $001 per share).
(a)	For Wilshire International Equity Fund, a redemption fee may apply to redemptions of shares held for sixty days or less, subject to certain exceptions (Note 2).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Operations For the Six Months Ended June 30, 2022 (Unaudited)

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO
INVESTMENT INCOME:
Dividends	$698,240	$1,343,936
Dividends from affiliated registered investment companies (Note 6)	236,757	215,303
Interest	247,628	191,338
Income from securities lending (Note 8)	91	72
Foreign taxes withheld	(914)	(9,998)
Total income	1,181,802	1,740,651

EXPENSES:
Investment advisory fee (Note 3)	912,180	752,800
Distribution (12b-1) fees (Note 4)
Investment Class	86,199	6,872
Shareholder Service fees (Note 4)
Institutional Class	40,958	44,907
Investment Class	43,444	2,942
Administration and accounting fees (Note 3)	64,820	55,278
Directors’ fees and expenses (Note 3)	33,978	26,534
Professional fees	25,524	23,514
Pricing costs	21,716	24,896
Registration and filing fees	21,396	22,427
Transfer agent fees (Note 3)	20,116	16,207
Custodian fees (Note 3)	13,412	18,625
Printing expense	13,299	9,086
Insurance expense	9,333	7,344
Other	5,050	5,086
Interest expense (Note 5)	40	306
Total expenses	1,311,465	1,016,824
Fees reduced and/or expenses reimbursed by Investment Adviser (Note 3)	(5,803)	(8,507)
Fees paid indirectly (Note 4)	(269)	(21)
Net expenses	1,305,393	1,008,296

Net investment income (loss)	(123,591)	732,355

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Operations - (Continued) For the Six Months Ended June 30, 2022 (Unaudited)

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 2 and 6):
Net realized gains (losses) from:
Sale of unaffiliated investments	$1,505,919	$6,911,981
Sale of affiliated investment company shares	(298,632)	(226,508)
Futures contracts	871,614	706,406
Swap contracts	327,797	(164,272)
Foreign currency transactions	—	(2,945)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(75,188,939)	(38,387,779)
Investments in affiliated investment company shares	(1,077,280)	(1,130,733)
Futures contracts	270,716	225,947
Swap contracts	(14,730,482)	(5,342,673)
Foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	—	(355)
Net realized and unrealized losses on investments and foreign currency transactions	(88,319,287)	(37,410,931)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(88,442,878)	$(36,678,576)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Operations - (Continued) For the Six Months Ended June 30, 2022 (Unaudited)

	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND
INVESTMENT INCOME:
Dividends	$67,253	$278,162	$1,745,576
Interest	1,037	390	7,156
Income from securities lending (Note 8)	1,075	976	13,090
Foreign taxes withheld	(151)	(429)	(109)
Total income	69,214	279,099	1,765,713

EXPENSES:
Investment advisory fee (Note 3)	127,802	137,569	120,210
Administration and accounting fees (Note 3)	17,870	19,451	70,076
Registration and filing fees	16,107	15,833	20,653
Shareholder Service fees (Note 4)
Institutional Class	10,655	12,441	8,456
Investment Class	4,214	4,454	56,538
Professional fees	12,808	12,501	22,810
Transfer agent fees (Note 3)	12,037	11,804	17,801
Distribution (12b-1) fees (Note 4)
Investment Class	10,263	7,801	170,512
Custodian fees (Note 3)	8,910	7,953	9,099
Pricing costs	7,509	11,303	27,095
Printing expense	6,895	6,005	7,126
Directors’ fees and expenses (Note 3)	4,801	4,724	30,773
Insurance expense	1,362	1,086	7,982
Other	1,267	1,267	1,267
Interest expense (Note 5)	17	497	5,065
Total expenses	242,517	254,689	575,463
Fees reduced and/or expenses reimbursed by Investment Adviser (Note 3)	(66,846)	(68,360)	—
Fees paid indirectly (Note 4)	(138)	(366)	—
Net expenses	175,533	185,963	575,463

Net investment income (loss)	(106,319)	93,136	1,190,250

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Operations - (Continued) For the Six Months Ended June 30, 2022 (Unaudited)

	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 2 and 6):
Net realized gains (losses) from:
Sale of unaffiliated investments	$(952,238)	$1,367,104	$2,734,630
Foreign currency transactions	—	—	2
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(11,105,289)	(6,816,562)	(58,649,448)
Foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	—	—	(2)
Net realized and unrealized losses on investments and foreign currency transactions	(12,057,527)	(5,449,458)	(55,914,818)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(12,163,846)	$(5,356,322)	$(54,724,568)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Operations - (Continued) For the Six Months Ended June 30, 2022 (Unaudited)

	WILSHIRE INTERNATIONAL EQUITY FUND	WILSHIRE INCOME OPPORTUNITIES FUND
INVESTMENT INCOME:
Dividends	$4,336,304	$131,247
Dividends from affiliated registered investment companies (Note 6)	252,617	517,059
Interest	253,666	4,656,215
Income from securities lending (Note 8)	1,766	3,734
Foreign taxes withheld	(545,660)	(9,733)
Total income	4,298,693	5,298,522

EXPENSES:
Investment advisory fee (Note 3)	1,317,630	835,144
Custodian fees (Note 3)	126,191	46,785
Administration and accounting fees (Note 3)	84,639	76,504
Shareholder Service fees (Note 4)
Institutional Class	53,455	70,472
Investment Class	2,347	1,820
Pricing costs	42,514	145,102
Professional fees	38,038	33,787
Directors’ fees and expenses (Note 3)	35,654	35,622
Registration and filing fees	20,611	22,187
Transfer agent fees (Note 3)	18,701	17,568
Insurance expense	9,677	9,964
Printing expense	9,353	9,305
Other	5,181	5,276
Distribution (12b-1) fees (Note 4)
Investment Class	3,464	2,524
Interest expense (Note 5)	1,978	57
Total expenses	1,769,433	1,312,117
Fees reduced and/or expenses reimbursed by Investment Adviser (Note 3)	(116,953)	(56,820)
Fees paid indirectly (Note 4)	(2,491)	—
Net expenses	1,649,989	1,255,297

Net investment income	2,648,704	4,043,225

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Operations - (Continued) For the Six Months Ended June 30, 2022 (Unaudited)

	WILSHIRE INTERNATIONAL EQUITY FUND	WILSHIRE INCOME OPPORTUNITIES FUND
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 2 and 6):
Net realized gains (losses) from:
Sale of unaffiliated investments	$704,422	$(3,651,199)
Sale of affiliated investment company shares	(239,137)	(577,038)
Futures contracts	924,164	(80,078)
Forward foreign currency contracts	—	342,788
Option contracts written	—	61,308
Swap contracts	(309,820)	(352,440)
Swaption contracts	—	386,413
Foreign currency transactions	(43,087)	(88,723)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(58,198,016)	(27,371,091)
Investments in affiliated investment company shares	(1,201,283)	(2,585,535)
Futures contracts	288,655	151,430
Forward foreign currency contracts	—	312,071
Option contracts written	—	(43,610)
Swap contracts	(9,362,328)	(4,703)
Swaption contracts	—	(53,935)
Foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	(93,016)	(6,228)
Net realized and unrealized losses on investments and foreign currency transactions	(67,529,446)	(33,560,570)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(64,880,742)	$(29,517,345)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets

	LARGE COMPANY GROWTH PORTFOLIO		LARGE COMPANY VALUE PORTFOLIO
	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
OPERATIONS:
Net investment income (loss)	$(123,591)	$(879,726)	$732,355	$1,249,937
Net realized gains on investments and foreign currency transactions	2,406,698	74,765,996	7,224,662	50,273,934
Long-term capital gain distributions from registered investment companies	—	10,058	—	23,128
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(90,725,985)	(14,986,694)	(44,635,593)	1,574,564
Net increase (decrease) in net assets resulting from operations	(88,442,878)	58,909,634	(36,678,576)	53,121,563

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 11):
Investment Class shares	—	(16,133,735)	—	(624,176)
Institutional Class shares	—	(34,585,139)	—	(23,610,544)
Total distributions to shareholders	—	(50,718,874)	—	(24,234,720)

CAPITAL STOCK TRANSACTIONS (DOLLARS) (Note 9):
Investment Class shares:
Shares sold	549,211	968,034	166,526	316,336
Shares issued as reinvestment of distributions	—	15,659,535	—	561,711
Shares redeemed	(4,351,747)	(8,946,272)	(447,530)	(1,049,643)
Net increase (decrease) in net assets from Investment Class share transactions	(3,802,536)	7,681,297	(281,004)	(171,596)

Institutional Class shares:
Shares sold	24,236,591	22,374,699	8,070,955	34,484,987
Shares issued as reinvestment of distributions	—	33,428,919	—	23,417,240
Shares redeemed	(9,014,412)	(39,451,647)	(27,932,406)	(50,315,675)
Net increase (decrease) in net assets from Institutional Class share transactions	15,222,179	16,351,971	(19,861,451)	7,586,552

Net increase (decrease) in net assets	(77,023,235)	32,224,028	(56,821,031)	36,301,799

NET ASSETS:
Beginning of period	294,587,051	262,363,023	229,355,520	193,053,721
End of period	$217,563,816	$294,587,051	$172,534,489	$229,355,520

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets - (Continued)

	SMALL COMPANY GROWTH PORTFOLIO		SMALL COMPANY VALUE PORTFOLIO
	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
OPERATIONS:
Net investment income (loss)	$(106,319)	$(292,470)	$93,136	$167,093
Net realized gains (losses) on investments and foreign currency transactions	(952,238)	14,832,854	1,367,104	6,614,240
Net change in unrealized appreciation (depreciation) on investments	(11,105,289)	(8,848,254)	(6,816,562)	3,689,452
Net increase (decrease) in net assets resulting from operations	(12,163,846)	5,692,130	(5,356,322)	10,470,785

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 11):
Investment Class shares	—	(3,055,210)	—	(62,733)
Institutional Class shares	—	(7,240,937)	—	(350,128)
Total distributions to shareholders	—	(10,296,147)	—	(412,861)

CAPITAL STOCK TRANSACTIONS (DOLLARS) (Note 9):
Investment Class shares:
Shares sold	73,463	268,360	50,832	460,415
Shares issued as reinvestment of distributions	—	2,923,634	—	61,789
Shares redeemed	(1,031,364)	(1,860,991)	(221,145)	(557,609)
Net increase (decrease) in net assets from Investment Class share transactions	(957,901)	1,331,003	(170,313)	(35,405)

Institutional Class shares:
Shares sold	1,232,634	2,990,895	650,535	1,650,866
Shares issued as reinvestment of distributions	—	7,103,020	—	345,764
Shares redeemed	(2,488,601)	(15,918,223)	(7,171,277)	(14,903,070)
Net decrease in net assets from Institutional Class share transactions	(1,255,967)	(5,824,308)	(6,520,742)	(12,906,440)

Net decrease in net assets	(14,377,714)	(9,097,322)	(12,047,377)	(2,883,921)

NET ASSETS:
Beginning of period	38,962,604	48,059,926	37,098,073	39,981,994
End of period	$24,584,890	$38,962,604	$25,050,696	$37,098,073

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets - (Continued)

	WILSHIRE 5000 INDEXSM FUND		WILSHIRE INTERNATIONAL EQUITY FUND
	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
OPERATIONS:
Net investment income	$1,190,250	$2,035,828	$2,648,704	$2,768,631
Net realized gains on investments and foreign currency transactions	2,734,632	16,428,052	1,036,542	46,489,137
Long-term capital gain distributions from regulated investment companies	—	—	—	7,876
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	(58,649,450)	35,403,175	(68,565,988)	(12,561,481)
Net increase (decrease) in net assets resulting from operations	(54,724,568)	53,867,055	(64,880,742)	36,704,163

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 11):
Investment Class shares	—	(13,848,970)	—	(543,935)
Institutional Class shares	—	(3,992,279)	—	(49,759,777)
Total distributions to shareholders	—	(17,841,249)	—	(50,303,712)

CAPITAL STOCK TRANSACTIONS (DOLLARS) (Note 9):
Investment Class shares:
Shares sold	5,961,351	13,878,596	433,045	1,060,987
Shares issued as reinvestment of distributions	—	13,296,783	—	508,704
Redemption fees (Note 2)	—	—	72	35
Shares redeemed	(7,045,759)	(16,985,711)	(580,961)	(486,162)
Net increase (decrease) in net assets from Investment Class share transactions	(1,084,408)	10,189,668	(147,844)	1,083,564

Institutional Class shares:
Shares sold	30,119,639	3,941,879	14,200,467	35,250,331
Shares issued as reinvestment of distributions	—	3,508,853	—	49,330,817
Redemption fees (Note 2)	—	—	6,661	3,870
Shares redeemed	(29,508,959)	(8,215,522)	(25,686,876)	(81,516,365)
Net increase (decrease) in net assets from Institutional Class share transactions	610,680	(764,790)	(11,479,748)	3,068,653

Net increase (decrease) in net assets	(55,198,296)	45,450,684	(76,508,334)	(9,447,332)

NET ASSETS:
Beginning of period	258,193,791	212,743,107	298,423,171	307,870,503
End of period	$202,995,495	$258,193,791	$221,914,837	$298,423,171

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets - (Continued)

	WILSHIRE INCOME OPPORTUNITIES FUND
	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
OPERATIONS:
Net investment income	$4,043,225	$8,336,969
Net realized gains on investments and foreign currency transactions	(3,958,969)	1,451,750
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	(29,601,601)	(7,873,593)
Net increase in net assets resulting from operations	(29,517,345)	1,915,126

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 11):
Investment Class shares	(21,817)	(70,372)
Institutional Class shares	(3,241,680)	(11,875,158)
Total distributions to shareholders	(3,263,497)	(11,945,530)

CAPITAL STOCK TRANSACTIONS (DOLLARS) (Note 9):
Investment Class shares:
Shares sold	284,700	528,790
Shares issued as reinvestment of distributions	21,497	68,253
Shares redeemed	(260,439)	(395,778)
Net increase in net assets from Investment Class share transactions	45,758	201,265

Institutional Class shares:
Shares sold	8,846,773	42,508,646
Shares issued as reinvestment of distributions	3,209,974	11,777,165
Shares redeemed	(30,752,092)	(49,779,459)
Net increase (decrease) in net assets from Institutional Class share transactions	(18,695,345)	4,506,352

Net decrease in net assets	(51,430,429)	(5,322,787)

NET ASSETS:
Beginning of period	303,346,356	308,669,143
End of period	$251,915,927	$303,346,356

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Six Months Ended 6/30/2022 (Unaudited)		Year Ended 12/31/2021		Year Ended 12/31/2020		Year Ended 12/31/2019		Year Ended 12/31/2018	Year Ended 12/31/2017
Net asset value, beginning of period	$44.34		$44.34		$38.88		$33.33		$39.53	$33.93

Income (loss) from investment operations:
Net investment loss (a)	(0.06)		(0.27)		(0.19)		(0.15)		(0.20)	(0.08)
Net realized and unrealized gains (losses) on investments	(13.30)		10.33		15.00		9.61		(0.35)	9.24
Total from investment operations	(13.36)		10.06		14.81		9.46		(0.55)	9.16

Less distributions:
From net investment income	—		—		—		—		—	—
From realized capital gains	—		(10.06)		(9.35)		(3.91)		(5.65)	(3.56)
Total distributions	—		(10.06)		(9.35)		(3.91)		(5.65)	(3.56)

Net asset value, end of period	$30.98		$44.34		$44.34		$38.88		$33.33	$39.53

Total return (b)	(30.13	%)(c)	23.03%		38.82%		28.61%		(1.90%)	26.93%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$57,045		$86,217		$77,659		$64,470		$56,671	$64,130
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (d)	1.30	%(e)	1.30	%(f)	1.30	%(f)	1.30	%(f)	1.31%	1.30%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (d)(g)	1.31	%(e)	1.30%		1.31%		1.32%		1.31%	1.30%
Net investment loss (h)	(0.34	%)(e)	(0.55%)		(0.43%)		(0.37%)		(0.48%)	(0.21%)
Portfolio turnover rate	38	%(c)	85%		84%		43%		69%	51%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Not annualized.
(d)	Ratio does not include expenses from underlying funds.
(e)	Annualized.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Financial Highlights - (Continued)

(f)

The ratio of operating expenses after fee reductions and expense reimbursements includes previous investment advisory fee reductions and expense reimbursements recouped by the Investment Adviser. If this expense offset was excluded, the ratio would have been 1.30%, 1.30% and 1.30% for the years ended December 31, 2021, 2020, and 2019, respectively (Note 3).

(g)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.31%, 1.30%, 1.31% 1.32%, 1.31%, and 1.30% for the period ended June 30, 2022 and the years ended December 31, 2021, 2020, 2019, 2018, and 2017, respectively (Note 4).

(h)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Six Months Ended 6/30/2022 (Unaudited)		Year Ended 12/31/2021		Year Ended 12/31/2020	Year Ended 12/31/2019	Year Ended 12/31/2018	Year Ended 12/31/2017
Net asset value, beginning of period	$51.72		$50.18		$42.99	$36.41	$42.53	$36.19

Income (loss) from investment operations:
Net investment income (loss) (a)	0.00	(b)	(0.12)		(0.06)	(0.03)	(0.07)	0.05
Net realized and unrealized gains (losses) on investments	(15.52)		11.72		16.65	10.52	(0.40)	9.87
Total from investment operations	(15.52)		11.60		16.59	10.49	(0.47)	9.92

Less distributions:
From net investment income	—		—		(0.05)	—	—	(0.02)
From realized capital gains	—		(10.06)		(9.35)	(3.91)	(5.65)	(3.56)
Total distributions	—		(10.06)		(9.40)	(3.91)	(5.65)	(3.58)

Net asset value, end of period	$36.20		$51.72		$50.18	$42.99	$36.41	$42.53

Total return (c)	(30.01	%)(d)	23.42%		39.25%	29.02%	(1.58%)	27.35%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$160,519		$208,370		$184,704	$146,459	$148,029	$170,708
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (e)	0.98	%(f)	0.97	%(g)	0.98%	1.00%	0.98%	0.98%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (e)(h)	0.99	%(f)	0.97%		0.98%	1.00%	0.99%	0.98%
Net investment income (loss) (i)	(0.01	%)(f)	(0.22%)		(0.12%)	(0.07%)	(0.16%)	0.11%
Portfolio turnover rate	38	%(d)	85%		84%	43%	69%	51%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)	Not annualized.
(e)	Ratio does not include expenses from underlying funds.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Financial Highlights - (Continued)

(f)	Annualized.
(g)

The ratio of operating expenses after fee reductions and expense reimbursements includes previous investments advisory fee reductions and expense reimbursements recouped by the Investment Adviser. If this expense offset was excluded, the ratio would have been 0.97% for the year ended December 31, 2021 (Note 3).

(h)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 0.99%, 0.97%, 0.98%, 1.00%, 0.99%, and 0.98% for the period ended June 30, 2022 and the years ended December 31, 2021, 2020, 2019, 2018, and 2017, respectively (Note 4).

(i)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Six Months Ended 6/30/2022 (Unaudited)		Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2019	Year Ended 12/31/2018	Year Ended 12/31/2017
Net asset value, beginning of period	$22.29		$19.75	$20.11	$17.22	$21.18	$20.40

Income (loss) from investment operations:
Net investment income (a)	0.05		0.05	0.22	0.31	0.29	0.30
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(3.73)		4.99	(0.39)	3.74	(2.73)	2.67
Total from investment operations	(3.68)		5.04	(0.17)	4.05	(2.44)	2.97

Less distributions:
From net investment income	—		(0.28)	—	(0.32)	(0.29)	(0.30)
From realized capital gains	—		(2.22)	(0.19)	(0.84)	(1.23)	(1.89)
Total distributions	—		(2.50)	(0.19)	(1.16)	(1.52)	(2.19)

Net asset value, end of period	$18.61		$22.29	$19.75	$20.11	$17.22	$21.18

Total return (b)	(16.51	%)(c)	25.82%	(0.81%)	23.63%	(11.71%)	14.64%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$4,812		$6,068	$5,509	$6,070	$5,137	$6,547
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (d)(e)	1.30	%(f)	1.32%	1.32%	1.26%	1.24%	1.26%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (d)	1.32	%(f)	1.32%	1.32%	1.26%	1.24%	1.26%
Net investment income (g)	0.44	%(f)	0.24%	1.32%	1.61%	1.40%	1.38%
Portfolio turnover rate	21	%(c)	87%	77%	48%	65%	39%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Not annualized.
(d)	Ratio does not include expenses from underlying funds.
(e)

The ratio of operating expenses before fee reductions and expense reimbursements includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 1.32%, 1.32%, 1.32%, 1.26%, 1.24%, and 1.26% for the period ended June 30, 2022, and the years ended December 31, 2021, 2020, 2019, 2018, and 2017, respectively (Note 4).

(f)	Annualized.
(g)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Six Months Ended 6/30/2022 (Unaudited)		Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2019	Year Ended 12/31/2018	Year Ended 12/31/2017
Net asset value, beginning of period	$22.29		$19.56	$19.86	$17.01	$20.95	$20.20

Income (loss) from investment operations:
Net investment income (a)	0.08		0.13	0.28	0.36	0.35	0.36
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(3.89)		5.14	(0.39)	3.71	(2.71)	2.65
Total from investment operations	(3.81)		5.27	(0.11)	4.07	(2.36)	3.01

Less distributions:
From net investment income	—		(0.32)	—	(0.38)	(0.35)	(0.37)
From realized capital gains	—		(2.22)	(0.19)	(0.84)	(1.23)	(1.89)
Total distributions	—		(2.54)	(0.19)	(1.22)	(1.58)	(2.26)

Net asset value, end of period	$18.48		$22.29	$19.56	$19.86	$17.01	$20.95

Total return (b)	(17.09	%)(c)	27.26%	(0.52%)	23.99%	(11.47%)	14.99%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$167,724		$223,288	$187,545	$186,069	$182,553	$151,923
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (d)(e)	1.00	%(f)	0.99%	0.99%	0.98%	0.97%	0.98%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (d)	1.00	%(f)	0.99%	0.99%	0.98%	0.97%	0.98%
Net investment income (g)	0.74	%(f)	0.57%	1.65%	1.88%	1.70%	1.67%
Portfolio turnover rate	21	%(c)	87%	77%	48%	65%	39%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Not annualized.
(d)	Ratio does not include expenses from underlying funds.
(e)

The ratio of operating expenses before fee reductions and expense reimbursements includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 1.00%, 0.99% 0.98%, 0.98%, 0.97%, and 0.98% for the period ended June 30, 2022, and the years ended December 31, 2021, 2020, 2019, 2018, and 2017, respectively (Note 4).

(f)	Annualized.
(g)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Six Months Ended 6/30/2022 (Unaudited)		Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2019		Year Ended 12/31/2018	Year Ended 12/31/2017
Net asset value, beginning of period	$25.11		$30.94	$27.09	$21.71		$25.05	$24.41

Income (loss) from investment operations:
Net investment loss (a)	(0.09)		(0.29)	(0.24)	(0.17)		(0.17)	(0.19)
Net realized and unrealized gains (losses) on investments	(7.89)		4.07	7.84	6.07		(1.75)	3.51
Total from investment operations	(7.98)		3.78	7.60	5.90		(1.92)	3.32

Less distributions:
From realized capital gains	—		(9.61)	(3.75)	(0.52)		(1.42)	(2.68)

Net asset value, end of period	$17.13		$25.11	$30.94	$27.09		$21.71	$25.05

Total return (b)	(31.78	)%(c)	13.07%	28.98%	27.23%		(7.87%)	13.66%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$6,514		$10,817	$11,128	$9,823		$8,162	$11,386
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.35	%(d)	1.35%	1.35%	1.35	%(e)	1.35%	1.48%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (f)	1.80	%(d)	1.63%	1.63%	1.54%		1.54%	1.64%
Net investment loss	(0.89	)%(d)	(0.88)%	(0.91)%	(0.67%)		(0.65%)	(0.75%)
Portfolio turnover rate	30	%(c)	65%	50%	67%		92%	110%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Not annualized.
(d)	Annualized.
(e)

The ratio of operating expenses after fee reductions and expense reimbursements includes previous investment advisory fee reductions and expense reimbursements recouped by the Investment Advisor. If this expense offset was excluded, the ratio would have been 1.35% for the year ended December 31, 2019 (Note 3).

(f)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.80%, 1.63%, 1.63%, 1.53% 1.54%, and 1.60% for the period ended June 30, 2022, and the years ended December 31, 2021, 2020, 2019, 2018, and 2017, respectively (Note 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Six Months Ended 6/30/2022 (Unaudited)		Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2019		Year Ended 12/31/2018	Year Ended 12/31/2017
Net asset value, beginning of period	$29.12		$34.40	$29.70	$23.70		$27.14	$26.18

Income (loss) from investment operations:
Net investment loss (a)	(0.07)		(0.24)	(0.19)	(0.12)		(0.11)	(0.14)
Net realized and unrealized gains (losses) on investments	(9.16)		4.57	8.64	6.64		(1.91)	3.78
Total from investment operations	(9.23)		4.33	8.45	6.52		(2.02)	3.64

Less distributions:
From realized capital gains	—		(9.61)	(3.75)	(0.52)		(1.42)	(2.68)

Net asset value, end of period	$19.89		$29.12	$34.40	$29.70		$23.70	$27.14

Total return (b)	(31.70	)%(c)	13.36%	29.30%	27.56%		(7.63%)	13.96%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$18,070		$28,146	$36,932	$53,301		$44,603	$36,599
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.10	%(d)	1.10%	1.10%	1.10	%(e)	1.10%	1.23%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (f)	1.54	%(d)	1.38%	1.36%	1.27%		1.27%	1.34%
Net investment loss	(0.64	%)(d)	(0.64)%	(0.66%)	(0.43%)		(0.37%)	(0.47%)
Portfolio turnover rate	30	%(c)	65%	50%	67%		92%	110%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Not annualized.
(d)	Annualized.
(e)

The ratio of operating expenses after fee reductions and expense reimbursements includes previous investment advisory fee reductions and expense reimbursements recouped by the Investment Advisor. If this expense offset was excluded, the ratio would have been 1.10% for the year ended December 31, 2019 (Note 3).

(f)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.54%, 1.37%, 1.36%, 1.26% 1.27%, and 1.33% for the six months ended June 30, 2022, and the years ended December 31, 2021, 2020, 2019, 2018, and 2017, respectively (Note 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Six Months Ended 6/30/2022 (Unaudited)		Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2019	Year Ended 12/31/2018	Year Ended 12/31/2017
Net asset value, beginning of period	$28.06		$21.45	$21.85	$18.13	$22.99	$23.75

Income (loss) from investment operations:
Net investment income (loss) (a)	0.05		0.07	0.06	0.14	0.05	(0.05)
Net realized and unrealized gains (losses) on investments (b)	(4.56)		6.80	0.03	3.72	(3.77)	2.09
Total from investment operations	(4.51)		6.87	0.09	3.86	(3.72)	2.04

Less distributions:
From net investment income	—		(0.24)	—	(0.14)	(0.05)	—
From realized capital gains	—		(0.02)	(0.49)	—	(1.09)	(2.80)
Total distributions	—		(0.26)	(0.49)	(0.14)	(1.14)	(2.80)

Net asset value, end of period	$23.55		$28.06	$21.45	$21.85	$18.13	$22.99

Total return (c)	(16.07	)%(d)	32.04%	0.47%	21.32%	(16.35%)	8.65%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$5,508		$6,751	$5,186	$5,355	$4,792	$6,305
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.35	%(e)	1.35%	1.35%	1.35%	1.35%	1.45%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (f)	1.82	%(e)	1.75%	1.84%	1.56%	1.57%	1.69%
Net investment income (loss)	0.41	%(e)	0.28%	0.36%	0.69%	0.21%	(0.25%)
Portfolio turnover rate	21	%(d)	45%	54%	168%	74%	88%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)	Not annualized.
(e)	Annualized.
(f)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.82%, 1.75%, 1.84%, 1.55% 1.58%, and 1.67% for the period ended June 30, 2022, and the years ended December 31, 2021, 2020, 2019, 2018, and 2017, respectively (Note 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Six Months Ended 6/30/2022 (Unaudited)		Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2019		Year Ended 12/31/2018	Year Ended 12/31/2017
Net asset value, beginning of period	$28.78		$21.99	$22.33	$18.53		$23.49	$24.14

Income (loss) from investment operations:
Net investment income (a)	0.08		0.13	0.11	0.19		0.11	0.01
Net realized and unrealized gains (losses) on investments (b)	(4.69)		7.00	0.04	3.81		(3.88)	2.14
Total from investment operations	(4.61)		7.13	0.15	4.00		(3.77)	2.15

Less distributions:
From net investment income	—		(0.32)	—	(0.20)		(0.10)	—
From realized capital gains	—		(0.02)	(0.49)	—		(1.09)	(2.80)
Total distributions	—		(0.34)	(0.49)	(0.20)		(1.19)	(2.80)

Net asset value, end of period	$24.17		$28.78	$21.99	$22.33		$18.53	$23.49

Total return (c)	(16.02	)%(d)	32.40%	0.73%	21.60%		(16.17%)	8.97%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$19,543		$30,347	$34,796	$55,078		$46,948	$33,919
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.10	%(e)	1.10%	1.10%	1.10	%(f)	1.10%	1.19%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (g)	1.51	%(e)	1.46%	1.52%	1.28%		1.26%	1.37%
Net investment income	0.61	%(e)	0.49%	0.59%	0.92%		0.53%	0.07%
Portfolio turnover rate	21	%(d)	45%	54%	168%		74%	88%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Financial Highlights - (Continued)

(f)

The ratio of operating expenses after fee reductions and expense reimbursements includes previous investment advisory fee reductions and expense reimbursements recouped by the Investment Adviser. If this expense offset was excluded, the ratio would have been 1.10% for the year ended December 31, 2019 (Note 3).

(g)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.51%, 1.46%, 1.51%, 1.27% 1.27%, and 1.35% for the period ended June 30, 2022, and the years ended December 31, 2021, 2020, 2019, 2018, and 2017, respectively (Note 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Six Months Ended 6/30/2022 (Unaudited)		Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2019	Year Ended 12/31/2018	Year Ended 12/31/2017
Net asset value, beginning of period	$29.40		$25.14	$22.93	$18.58	$20.83	$18.86

Income (loss) from investment operations:
Net investment income (a)	0.12		0.23	0.26	0.31	0.31	0.29
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(6.23)		6.16	4.25	5.20	(1.45)	3.52
Total from investment operations	(6.11)		6.39	4.51	5.51	(1.14)	3.81

Less distributions:
From net investment income	—		(0.22)	(0.26)	(0.30)	(0.30)	(0.27)
From realized capital gains	—		(1.91)	(2.04)	(0.86)	(0.81)	(1.57)
Total distributions	—		(2.13)	(2.30)	(1.16)	(1.11)	(1.84)

Net asset value, end of period	$23.29		$29.40	$25.14	$22.93	$18.58	$20.83

Total return (b)	(20.78	)%(c)	25.59%	19.93%	29.74%	(5.60%)	20.20%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$159,267		$202,121	$164,172	$162,114	$134,197	$149,342
Operating expenses	0.54	%(d)	0.52%	0.61%	0.62%	0.60%	0.62%
Net investment income	0.94	%(d)	0.81%	1.13%	1.34%	1.42%	1.39%
Portfolio turnover rate	16	%(c)	9%	9%	3%	1%	3%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Not annualized.
(d)	Annualized.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Six Months Ended 6/30/2022 (Unaudited)		Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2019	Year Ended 12/31/2018	Year Ended 12/31/2017
Net asset value, beginning of period	$29.42		$25.15	$22.93	$18.58	$20.83	$18.85

Income (loss) from investment operations:
Net investment income (a)	0.15		0.29	0.33	0.37	0.37	0.35
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(6.23)		6.17	4.26	5.20	(1.46)	3.53
Total from investment operations	(6.08)		6.46	4.59	5.57	(1.09)	3.88

Less distributions:
From net investment income	—		(0.28)	(0.33)	(0.36)	(0.35)	(0.33)
From realized capital gains	—		(1.91)	(2.04)	(0.86)	(0.81)	(1.57)
Total distributions	—		(2.19)	(2.37)	(1.22)	(1.16)	(1.90)

Net asset value, end of period	$23.34		$29.42	$25.15	$22.93	$18.58	$20.83

Total return (b)	(20.67	)%(c)	25.85%	20.28%	30.08%	(5.32%)	20.57%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$43,728		$56,073	$48,571	$40,266	$32,110	$35,066
Operating expenses	0.31	%(d)	0.31%	0.31%	0.33%	0.33%	0.33%
Net investment income	1.15	%(d)	1.02%	1.44%	1.61%	1.70%	1.67%
Portfolio turnover rate	16	%(c)	9%	9%	3%	1%	3%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Not annualized.
(d)	Annualized.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Six Months Ended 6/30/2022 (Unaudited)		Year Ended 12/31/2021		Year Ended 12/31/2020		Year Ended 12/31/2019		Year Ended 12/31/2018		Year Ended 12/31/2017
Net asset value, beginning of period	$11.64		$12.38		$11.37		$9.32		$11.19		$8.92

Income (loss) from investment operations:
Net investment income (a)	0.09		0.09		0.05		0.12		0.10		0.08
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(2.64)		1.41		1.81		2.07		(1.51)		2.20
Total from investment operations	(2.55)		1.50		1.86		2.19		(1.41)		2.28

Less distributions:
From net investment income	—		(0.39)		(0.02)		(0.14)		(0.04)		(0.01)
From realized capital gains	—		(1.85)		(0.83)		—		(0.42)		—
Total distributions	—		(2.24)		(0.85)		(0.14)		(0.46)		(0.01)

Redemption fees (Note 2)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)

Net asset value, end of period	$9.09		$11.64		$12.38		$11.37		$9.32		$11.19

Total return (c)	(21.91	%)(d)	12.48%		16.55%		23.52%		(12.66%)		25.54%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,422		$3,269		$2,438		$2,612		$2,789		$4,176
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (e)	1.50	%(f)	1.50%		1.50%		1.50%		1.51	%(g)	1.51	%(g)
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (e)	1.72	%(f)(h)	1.76	%(h)	1.69	%(h)	1.63	%(h)	1.59%		1.55%
Net investment income (i)	1.68	%(f)	0.65%		0.44%		1.21%		1.02%		0.87%
Portfolio turnover rate	25	%(d)	53%		61%		54%		96%		62%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)	Not annualized.
(e)	Ratio does not include expenses from underlying funds.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Financial Highlights - (Continued)

(f)	Annualized.
(g)

The ratio of operating expenses after fee reductions and expense reimbursements includes previous investment advisory fee reductions and expense reimbursements recouped by the Investment Adviser. If this expense offset was excluded, the ratio would have been 1.50%, and 1.50% for the years ended December 31, 2018, and 2017, respectively (Note 3).

(h)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.72%, 1.76%, 1.69% and 1.63% for the period ended June 30, 2022, and the years ended December 31, 2021, 2020 and 2019, respectively (Note 4).

(i)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Six Months Ended 6/30/2022 (Unaudited)		Year Ended 12/31/2021		Year Ended 12/31/2020		Year Ended 12/31/2019		Year Ended 12/31/2018		Year Ended 12/31/2017
Net asset value, beginning of period	$11.47		$12.20		$11.19		$9.19		$11.04		$8.81

Income (loss) from investment operations:
Net investment income (a)	0.10		0.12		0.08		0.14		0.13		0.10
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(2.61)		1.39		1.78		2.05		(1.49)		2.18
Total from investment operations	(2.51)		1.51		1.86		2.19		(1.36)		2.28

Less distributions:
From net investment income	—		(0.39)		(0.02)		(0.19)		(0.07)		(0.05)
From realized capital gains	—		(1.85)		(0.83)		—		(0.42)		—
Total distributions	—		(2.24)		(0.85)		(0.19)		(0.49)		(0.05)

Redemption fees (Note 2)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)

Net asset value, end of period	$8.96		$11.47		$12.20		$11.19		$9.19		$11.04

Total return (c)	(21.88	%)(d)	12.78%		16.82%		23.81%		(12.39%)		25.92%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$219,493		$295,154		$305,433		$387,493		$383,682		$351,136
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (e)	1.25	%(f)	1.25%		1.25%		1.25	%(g)	1.27	%(g)	1.26	%(h)
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (e)	1.34	%(f)(i)	1.38	%(i)	1.32	%(i)	1.29	%(i)	1.25%		1.26%
Net investment income (j)	2.01	%(f)	0.90%		0.71%		1.39%		1.28%		1.02%
Portfolio turnover rate	25	%(d)	53%		61%		54%		96%		62%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)	Not annualized.
(e)	Ratio does not include expenses from underlying funds.
(f)	Annualized.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Financial Highlights - (Continued)

(g)

The ratio of operating expenses after fee reductions and expense reimbursements includes previous investment advisory fee reductions and expense reimbursements recouped by the Investment Adviser. If this expense offset was excluded, the ratio would have been 1.25% (Note 3).

(h)

The ratio of operating expenses after fee reductions and expense reimbursements includes the expenses related to foreign currency exchange contracts. Had these expenses been excluded, the expense ratio (after fee reductions and fees paid indirectly) would have been 1.25% for the year ended December 31, 2017.

(i)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.34%, 1.38%, 1.31% and 1.28% for the period ended June 30, 2022, and the years ended December 31, 2021, 2020 and 2019, respectively (Note 4).

(j)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Six Months Ended 6/30/2022 (Unaudited)		Year Ended 12/31/2021	Year Ended 12/31/2020		Year Ended 12/31/2019		Year Ended 12/31/2018		Year Ended 12/31/2017
Net asset value, beginning of period	$10.08		$10.39	$10.42		$9.88		$10.25		$10.14

Income (loss) from investment operations:
Net investment income (a)	0.13		0.26	0.33		0.35		0.32		0.35
Net realized and unrealized gains (losses) on investments and foreign currency transactions (b)	(1.15)		(0.22)	0.03		0.58		(0.39)		0.22
Total from investment operations	(1.02)		0.04	0.36		0.93		(0.07)		0.57

Less distributions:
From net investment income	(0.10)		(0.26)	(0.35)		(0.39)		(0.30)		(0.42)
From realized capital gains	—		(0.09)	(0.04)		—		—		(0.04)
Total distributions	(0.10)		(0.35)	(0.39)		(0.39)		(0.30)		(0.46)

Net asset value, end of period	$8.96		$10.08	$10.39		$10.42		$9.88		$10.25

Total return (c)	(10.12	)%(d)	0.40%	3.59	%(e)	9.58	%(e)	(0.65	%)(e)	5.60	%(e)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,943		$2,136	$1,998		$1,913		$1,864		$6,409
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (f)	1.15	%(g)	1.15%	1.15%		1.18	%(h)	1.16%		1.17	%(i)
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (f)	1.32	%(g)	1.31%	1.29%		1.26%		1.20%		1.23%
Net investment income (j)	2.65	%(g)	2.49%	3.24%		3.37%		3.02%		3.28%
Portfolio turnover rate	49	%(d)	109%	104%		89%		177%		88%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)	Not annualized.
(e)

The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

(f)	Ratio does not include expenses from underlying funds.
(g)	Annualized.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Financial Highlights - (Continued)

(h)

The ratio of operating expenses after fee reductions and expense reimbursements includes the expenses related to foreign currency exchange contracts. Had these expenses been excluded, the expense ratio (after fee reductions and fees paid indirectly) would have been 1.15% for the year ended December 31, 2019.

(i)	Includes interest incurred from reverse repurchase agreements of 0.02% during the year ended December 31, 2017.
(j)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Six Months Ended 6/30/2022 (Unaudited)		Year Ended 12/31/2021	Year Ended 12/31/2020		Year Ended 12/31/2019		Year Ended 12/31/2018		Year Ended 12/31/2017
Net asset value, beginning of period	$9.99		$10.33	$10.37		$9.83		$10.22		$10.10

Income (loss) from investment operations:
Net investment income (a)	0.14		0.28	0.35		0.38		0.35		0.37
Net realized and unrealized gains (losses) on investments and foreign currency transactions (b)	(1.14)		(0.22)	0.03		0.58		(0.40)		0.22
Total from investment operations	(1.00)		0.06	0.38		0.96		(0.05)		0.59

Less distributions:
From net investment income	(0.11)		(0.31)	(0.38)		(0.42)		(0.34)		(0.43)
From realized capital gains	0.00		(0.09)	(0.04)		—		—		(0.04)
Total distributions	(0.11)		(0.40)	(0.42)		(0.42)		(0.34)		(0.47)

Net asset value, end of period	$8.88		$9.99	$10.33		$10.37		$9.83		$10.22

Total return (c)	(10.00	%)(d)	0.63%	3.77	%(e)	9.94	%(e)	(0.43	%)(e)	5.84	%(e)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$249,973		$301,210	$306,671		$295,437		$312,201		$310,227
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (f)	0.90	%(g)	0.90%	0.90%		0.92	%(h)	0.90%		0.92	%(i)
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (f)	0.94	%(g)	0.92%	0.92%		0.92%		0.90%		0.92	%(i)
Net investment income (j)	2.91	%(g)	2.75%	3.48%		3.66%		3.48%		3.49%
Portfolio turnover rate	49	%(d)	109%	104%		89%		177%		88%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)	Not annualized.
(e)

The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

(f)	Ratio does not include expenses from underlying funds.
(g)	Annualized.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Financial Highlights - (Continued)

(h)

The ratio of operating expenses after fee reductions and expense reimbursements includes the expenses related to foreign currency exchange contracts. Had these expenses been excluded, the expense ratio (after fee reductions and fees paid indirectly) would have been 0.89% for the year ended December 31, 2019.

(i)	Includes interest incurred from reverse repurchase agreements of 0.02% during the year ended December 31, 2017.
(j)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Notes to Financial Statements June 30, 2022 (Unaudited)

1. Organization.

Wilshire Mutual Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which was incorporated under Maryland law on July 30, 1992. The Company operates as a series company and presently offers seven series: Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, Wilshire International Equity Fund and Wilshire Income Opportunities Fund (each a “Portfolio” and collectively the “Portfolios”). The Large Company Growth Portfolio is an open-end non-diversified investment company. The Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, Wilshire International Equity Fund and Wilshire Income Opportunities Fund are open-end diversified investment companies. The Company accounts separately for the assets, liabilities and operations of each Portfolio.

The investment objective of Large Company Growth Portfolio is to seek capital appreciation.

The investment objective of Large Company Value Portfolio is to seek capital appreciation.

The investment objective of Small Company Growth Portfolio is to seek capital appreciation.

The investment objective of Small Company Value Portfolio is to seek capital appreciation.

The investment objective of Wilshire 5000 IndexSM Fund is to replicate as closely as possible the performance of the Wilshire 5000 IndexSM before the deduction of the Portfolio’s expenses.

The investment objective of Wilshire International Equity Fund is to seek capital appreciation.

The primary investment objective of Wilshire Income Opportunities Fund is to maximize current income. Long-term capital appreciation is a secondary objective.

Each of the Portfolios currently offers Investment and Institutional Class shares, each of which has equal rights as to voting privileges except that the Investment Class has exclusive voting rights for its service and distribution plan. Investment income, realized and unrealized capital gains and losses and the common expenses of each Portfolio are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of such Portfolio. Each class of shares differs with respect to its service and distribution expenses.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2022 (Unaudited)

2. Significant Accounting Policies.

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolios follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Use of estimates – The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be material.

Security valuation – Securities listed or traded on U.S. exchanges, including options, futures, swaptions and swap contracts, are valued at the last sales price on the exchange where they are principally traded. In the absence of a current quotation, a security is valued at the mean between the last bid and asked prices on that exchange. Securities quoted on the National Association of Securities Dealers Automatic Quotation (NASDAQ) System, for which there have been sales, are valued at the NASDAQ official closing price. If there are no such sales, a security is valued at the mean between the last bid and ask prices. Securities traded over-the-counter (other than on NASDAQ) are valued at the last current sale price; and if there are no such sales, a security is valued at the mean between the last bid and ask prices. Debt securities are typically valued at an evaluated bid price by a third-party pricing agent employing methodologies that utilize actual market transactions, broker-supplied valuations, or other inputs designed to identify the market value for such securities. Third-party pricing agents often utilize proprietary models that are subjective and require the use of judgment and the application of various assumptions including, but not limited to, interest rates, prepayment speeds, and default rate assumptions. Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Portfolios’ pricing agent for such securities, if available. Otherwise such securities are valued at amortized cost if the Adviser’s Pricing Committee concludes it approximates fair value. Equity securities primarily traded on a foreign exchange are typically valued daily at a price as provided by an independent pricing service, which is an estimate of the fair value price. Foreign currency contracts, including forward contracts, are valued at the applicable translation rates as supplied by the third-party pricing vendor. In the event market quotations are not readily available, such securities are valued at fair value according to procedures adopted by the Board of Directors (the “Board”) or as determined in good faith by the Adviser’s Pricing Committee, whose members include at least two representatives of Wilshire Advisors LLC (the “Adviser”), one of whom is an officer of the Company, or by the Company’s Valuation Committee which is composed of Directors of the Company. Fair value is defined as the amount the owner of

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2022 (Unaudited)

a security might reasonably expect to receive upon a current sale. Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee in accordance with the Company’s valuation procedures. Significant events may include, but are not limited to, the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which a Portfolio is carrying the security.

Wilshire International Equity Fund uses a third-party pricing agent who provides a daily fair value for foreign securities. In the event that the Adviser believes that the fair values provided are not reliable, the Adviser may request that a meeting of the Pricing Committee be held.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Portfolios disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

●	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Portfolios have the ability to access at the measurement date;

●

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

●	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. During the six months ended June 30, 2022, there have been no significant changes to the Portfolios’ fair value methodologies.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2022 (Unaudited)

The following is a summary of the inputs used to value the Portfolios’ investments as of June 30, 2022:

Large Company Growth Portfolio	Level 1	Level 2	Level 3	Total
Common Stocks	$177,738,381	$—	$—	$177,738,381
U.S. Treasury Obligations	—	856,058	—	856,058
Agency Mortgage-Backed Obligations
Interest-Only Strips	—	280,909	—	280,909
Non-Agency Mortgage-Backed Obligations	—	3,937,910	—	3,937,910
Non-Agency Mortgage-Backed Obligations Interest-Only Strips	—	291,786	—	291,786
Asset-Backed Securities		3,897,603	—	3,897,603
Collateralized Loan Obligations	—	5,008,203	—	5,008,203
Corporate Bonds	—	8,478,816	—	8,478,816
Affiliated Registered Investment Companies	9,153,534	—	—	9,153,534
Total	$186,891,915	$22,751,285	$—	$209,643,200
Other Financial Instruments**
Assets
Unrealized appreciation on futures contracts	$137,756	$—	$—	$137,756
Total Assets	$137,756	$—	$—	$137,756
Liabilities
Unrealized depreciation on swap contracts	$—	$(8,637,322)	$—	$(8,637,322)
Total Liabilities	$—	$(8,637,322)	$—	$(8,637,322)

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2022 (Unaudited)

Large Company Value Portfolio	Level 1	Level 2	Level 3	Total
Common Stocks	$140,660,092	$—	$—	$140,660,092
U.S. Treasury Obligations	—	797,737	—	797,737
Agency Mortgage-Backed Obligations
Interest-Only Strips	—	135,609	—	135,609
Non-Agency Mortgage-Backed Obligations	—	3,248,924	—	3,248,924
Non-Agency Mortgage-Backed Obligations Interest-Only Strips	—	119,549	—	119,549
Asset-Backed Securities	—	3,229,246	—	3,229,246
Collateralized Loan Obligations	—	3,993,694	—	3,993,694
Corporate Bonds	—	5,443,339	—	5,443,339
Affiliated Registered Investment Companies	8,144,309	—	—	8,144,309
Total	$148,804,401	$16,968,098	$—	$165,772,499
Other Financial Instruments**
Assets
Unrealized appreciation on futures contracts	$119,949	$—	$—	$119,949
Total Assets	$119,949	$—	$—	$119,949
Liabilities
Unrealized depreciation on swap contracts	$—	$(2,138,302)	$—	$(2,138,302)
Total Liabilities.	$—	$(2,138,302)	$—	$(2,138,302)

Small Company Growth Portfolio	Level 1	Level 2	Level 3		Total
Common Stocks	$24,076,881	$—	$—	*	$24,076,881
Total	$24,076,881	$—	$—		$24,076,881

Small Company Value Portfolio	Level 1	Level 2	Level 3	Total
Common Stocks	$24,845,582	$—	$—	$24,845,582
Total	$24,845,582	$—	$—	$24,845,582

Wilshire 5000 IndexSM Fund	Level 1	Level 2	Level 3		Total
Common Stocks	$199,517,091	$—	$80	*	$199,517,171
Total	$199,517,091	$—	$80		$199,517,171

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2022 (Unaudited)

Wilshire International Equity Fund	Level 1	Level 2	Level 3		Total
Common Stocks
Australia	$824,560	$4,841,475	$—	*	$5,666,035
Austria	—	324,845	—		324,845
Belgium	—	241,129	—		241,129
Brazil	2,264,159	—	—		2,264,159
Britain	787,115	16,749,372	—		17,536,487
Canada	11,835,164	—	—		11,835,164
Chile	129,553	—	—		129,553
China	2,877,866	7,592,142	—		10,470,008
Colombia	2,088	—	—		2,088
Czech Republic	—	724,199	—		724,199
Denmark	—	6,063,497	—		6,063,497
Egypt	—	34,641	—		34,641
Finland	—	2,319,977	—		2,319,977
France	—	12,795,095	—		12,795,095
Georgia	—	30,293	—		30,293
Germany	2,732,332	3,330,370	—		6,062,702
Gibraltar	—	42,358	—		42,358
Greece	15,523	107,315	—	*	122,838
Hong Kong	41,350	5,860,366	—	*	5,901,716
Hungary	—	2,006	—		2,006
India	143,234	2,932,128	—		3,075,362
Indonesia	—	377,287	—		377,287
Ireland	3,794,643	2,572,266	—		6,366,909
Isle Of Man	—	19,532	—		19,532
Israel	49,520	346,206	—		395,726
Italy	78,971	4,634,512	—		4,713,483
Japan	—	24,503,495	—		24,503,495
Jersey	—	32,266	—		32,266
Luxembourg	—	60,501	—		60,501
Malaysia	—	208,610	—		208,610
Malta	—	19,991	—		19,991
Mauritius	—	82,468	—		82,468
Mexico	679,278	—	—		679,278
Netherlands	1,832,138	6,457,950	—		8,290,088
New Zealand	—	53,579	—		53,579
Norway	—	736,700	—		736,700
Peru	—	37,749	—		37,749
Philippines	—	286,691	—		286,691
Poland	—	359,862	—		359,862
Portugal	—	310,214	—		310,214
Qatar	—	240,439	—		240,439
Russia	—	—	—	*	—
Saudi Arabia	—	463,347	—		463,347
Singapore	42,188	1,324,791	—		1,366,979

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2022 (Unaudited)

Wilshire International Equity Fund	Level 1	Level 2	Level 3		Total
Common Stocks (Continued)
South Africa	$—	$982,957	$—		$982,957
South Korea	—	4,726,009	—		4,726,009
Spain	—	3,098,751	—		3,098,751
Sweden	—	4,244,171	—		4,244,171
Switzerland	—	12,011,650	—		12,011,650
Taiwan	978,460	6,594,262	—		7,572,722
Thailand	620,866	530,153	—		1,151,019
Turkey	—	706,211	—		706,211
United Arab Emirates	—	852,516	—		852,516
United Kingdom	—	837,894	—		837,894
United States	7,338,905	—	—		7,338,905
Total Common Stocks	37,067,913	141,704,238	—		178,772,151
Preferred Stocks
Brazil	289,590	—	—		289,590
Colombia	38,767	—	—		38,767
Germany	—	1,308,829	—		1,308,829
Russia	—	—	—	*	—
Total Preferred Stocks	328,357	1,308,829	—		1,637,186
U.S. Treasury Obligations	—	1,471,896	—		1,471,896
Agency Mortgage-Backed Obligations
Interest-Only Strips	—	227,767	—		227,767
Non-Agency Mortgage-Backed Obligations	—	4,883,630	—		4,883,630
Non-Agency Mortgage-Backed Obligations Interest-Only Strips	—	228,787	—		228,787
Asset-Backed Securities	—	4,055,461	—		4,055,461
Collateralized Loan Obligations	—	4,932,250	—		4,932,250
Corporate Bonds	—	8,711,824	—		8,711,824
Affiliated Registered Investment Companies	9,151,994	—	—		9,151,994
Total	$46,548,264	$167,524,682	$—		$214,072,946
Other Financial Instruments**
Assets
Unrealized appreciation on futures contracts	$144,064	$—	$—		$144,064
Total Assets	$144,064	$—	$—		$144,064
Liabilities
Unrealized depreciation on swap contracts	—	(8,596,489)	—		(8,596,489)
Total Liabilities.	$—	$(8,596,489)	$—		$(8,596,489)

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2022 (Unaudited)

Wilshire Income Opportunities Fund	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasury Obligations	$—	$20,651,238	$—	$20,651,238
Agency Mortgage-Backed Obligations	—	20,785,952	—	20,785,952
Non-Agency Mortgage-Backed Obligations	—	33,108,519	—	33,108,519
Non-Agency Mortgage-Backed Obligations Interest-Only Strips	—	4,639,871	—	4,639,871
Asset-Backed Securities	—	14,597,016	—	14,597,016
Collateralized Loan Obligations	—	12,022,358	—	12,022,358
Corporate Bonds	—	46,281,316	—	46,281,316
Foreign Bonds	—	51,901,102	—	51,901,102
Bank Loans	—	20,184,919	—	20,184,919
Common Stocks	1,158,395	—	—	1,158,395
Preferred Stocks	2,739,289	275,784	—	3,015,073
Purchased OTC Options	—	43,157	—	43,157
Affiliated Registered Investment Companies	17,824,286	—	—	17,824,286
Total	$21,721,970	$224,491,232	$—	$246,213,202
Other Financial Instruments**
Assets
Unrealized appreciation on forward currency contracts	$—	$1,520,637	$—	$1,520,637
Unrealized appreciation on futures contracts	211,126	—	—	211,126
Unrealized appreciation on swap contracts	—	15,976	—	15,976
Unrealized appreciation on swaption contracts	—	19,525	—	19,525
Total Assets	$211,126	$1,556,138	$—	$1,767,264
Liabilities
Written Options	$—	$(69,588)	$—	$(69,588)
Unrealized depreciation on forward currency contracts	—	(1,044,758)	—	(1,044,758)
Unrealized depreciation on futures contracts	(200,429)	—	—	(200,429)
Unrealized depreciation on swap contracts	—	(15,372)	—	(15,372)
Unrealized depreciation on swaption contracts	—	(69,815)	—	(69,815)
Total Liabilities.	$(200,429)	$(1,199,533)	$—	$(1,399,962)

*	Includes securities that have been fair valued at $0.
**

Other financial instruments are derivative financial instruments not reflected in the Schedules of Investments, such as futures contracts, swap contracts and forward foreign currency contracts. These contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2022 (Unaudited)

Refer to the Portfolios’ Schedules of Investments for a listing of the securities by industry or sector type. Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Value Portfolio, and Wilshire Income Opportunities Fund did not hold any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of June 30, 2022. Small Company Growth Portfolio held common stocks that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) totaling $0. Wilshire 5000 IndexSM Fund held common stocks that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) totaling $80. Wilshire International Equity Fund held common stocks and preferred stocks that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) totaling $0 and $0, respectively. A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments, is only presented when a Portfolio has over 1% of Level 3 investments.

Cash and Cash Equivalents – Idle cash may be swept into various overnight demand deposits and is classified as Cash and cash equivalents on the Statements of Assets and Liabilities. The Portfolios maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept overnight are available on the next business day.

Option Transactions – Wilshire Income Opportunities Fund may purchase and write call and put options on securities, securities indices, swaps (“swaptions”) and foreign currencies, provided such options are traded on a national securities exchange or an over-the-counter market. When the Portfolio writes a covered call or put option, an amount equal to the premium received is included as a liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, the Portfolio has no control over whether the underlying securities are subsequently sold (call) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or index underlying the written option. When the Portfolio purchases a call or put option, an amount equal to the premium paid is included as an investment in the Portfolio’s Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if the Portfolio enters into a closing sale transaction, a gain or loss is realized. If the Portfolio exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Portfolio exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2022 (Unaudited)

originally paid. Written and purchased options are non-income producing securities. The option techniques utilized are generally to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Portfolio, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets.

The long and short average monthly notional value of option contracts purchased and written for Wilshire Income Opportunities Fund during the six months ended June 30, 2022 were $11,819,886 and $6,495,442, respectively.

The long and short average monthly notional value of swaption contracts purchased and written for Wilshire Income Opportunities during the six months ended June 30, 2022 $1,669,650 and $10,263,100, respectively.

Total Return Swaps – The Large Company Growth Portfolio, Large Company Value Portfolio, and the Wilshire International Equity Fund enter into total return swaps. In a swap transaction, two parties generally agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined reference instrument or instruments, which can be adjusted for an interest rate factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested in a particular security or other asset or in a “basket” of securities representing a particular index). A party’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). An equity swap is an agreement in which at least one party’s payments are based on the rate of return of an equity security or equity index. The other party’s payments can be based on a fixed rate, a non-equity variable rate or even a different equity index. For financial reporting purposes, the unrealized value of such swaps is netted and displayed on the Statements of Assets and Liabilities. Cash collateral that has been pledged to cover obligations of the Portfolio, if any, is reported separately as Margin Deposits for Swap Contracts on the Statements of Assets and Liabilities. The Portfolios use swaps to gain equity exposure of the underlying index.

Interest Rate Swaps – Wilshire Income Opportunities Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of fixed-rate bonds held by the Portfolio may decrease if interest rates rise. In order to reduce such risks, the Portfolio may enter into interest rate swaps. Interest rate swaps involve the exchange of commitments to pay and receive a fixed or floating rate of interest based on a notional principal amount. The risks of interest rate swaps include changes in market conditions that will affect their value or cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2022 (Unaudited)

maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the swap’s remaining life. Upon entering into a swap contract, the Portfolio is required to satisfy an initial margin requirement by delivering cash to the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolio, if any, is reported separately as Margin Deposits for Swap Contracts on the Statements of Assets and Liabilities. Net periodic interest payments to be received or paid are accrued and settled daily and are recorded as realized gain (loss) on the Statements of Operations. Interest rate swaps are marked-to-market daily and the change is recorded as an unrealized gain (loss) on swap contracts on the Statements of Operations. The average monthly notional value of interest rate swaps for Wilshire Income Opportunities Fund during the six months ended June 30, 2022 was $7,135,894.

Credit Default Swaps – During the six months ended June 30, 2022, Wilshire Income Opportunities Fund entered into credit default swaps to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique and to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation which may be either a single security or a basket of securities issued by corporate or sovereign issuers. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain (for protection written) or loss (for protection sold) in the Statements of Operations. In the case of credit default swaps where the Fund is selling protection, the notional amount approximates the maximum loss. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolio, if any, is reported separately as Margin Deposits for Swap Contracts on the Statements of Assets and Liabilities. The average monthly notional value of credit default swaps for the Wilshire Income Opportunities Fund during the six months ended June 30, 2022 was $736,588.

Futures Contracts – During the six months ended June 30, 2022, Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund held futures contracts. They may use futures contracts to gain exposure or to hedge asset classes such as currencies and fixed income. These Portfolios may use futures contacts as a substitute for taking a position in an underlying asset, to make tactical asset allocations, to seek to minimize risk, to enhance returns and/or assist in managing cash. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2022 (Unaudited)

Upon entering into a contract, the Portfolios deposit and maintain as collateral, an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains and losses. Variation margin is typically settled daily. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolio, if any, is reported separately as Margin deposits for futures contracts on the Statements of Assets and Liabilities. Non-cash collateral pledged by the Portfolios, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount before a transfer has to be made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance. The average monthly notional amount of futures contracts held in Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund during the six months ended June 30, 2022, were as follows:

Portfolio	Long Contracts	Short Contracts
Large Company Growth Portfolio	$136,449	$8,460,737
Large Company Value Portfolio	—	5,955,607
Wilshire International Equity Fund	—	9,052,037
Wilshire Income Opportunities Fund	36,340,978	14,529,678

Investment transactions and investment income – Investment transactions are recorded on a trade-date basis. Realized gains and losses from investment transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are accreted or amortized using the effective interest method. Gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statements of Operations. Distributions received on investments that represent a return of capital or capital gain are reclassed as a reduction of cost of investments and/or as a realized gain. Withholding taxes on foreign dividends have been provided for in accordance with the Company’s understanding of the applicable country’s tax rules and rates. Settlement on bank loan transactions may be in excess of seven business days.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2022 (Unaudited)

Foreign taxes – The Portfolios may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Portfolios invest.

Mortgage, asset-backed and collateralized loan securities – Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund may invest in mortgage, asset-backed and collateralized loan securities, including collateralized loan obligations (“CLOs”), which represent shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to owners on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off before they mature, particularly during periods of declining interest rates. In that case, proceeds from the securities may have to be reinvested at a lower interest rate. This could lower the Portfolios’ return and result in losses to the Portfolios if some securities were acquired at a premium. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. The Portfolio may also invest in collateralized mortgage obligations (“CMOs”). In a CMO, a series of bonds or certificates is issued in multiple classes, which have varying levels of risks.

Investments in CLOs may be subject to certain tax provisions that could result in the Portfolios incurring tax or recognizing income prior to receiving cash distributions related to such income. CLOs that fail to comply with certain U.S. tax disclosure requirements may be subject to withholding requirements that could adversely affect cash flows and investment results. Any unrealized losses a Portfolio experiences with respect to its CLO investments may be an indication of future realized losses.

Stripped Mortgage-Backed Securities (“SMBS”) – Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund may invest in SMBS. SMBS are derivative multi-class mortgage-backed securities which are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs are more volatile and sensitive to the rate of prepayments than other types of mortgage-backed securities, and their value can fall dramatically in response to rapid or unexpected changes in the mortgage, interest rate or economic environment. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2022 (Unaudited)

of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Additionally, any prepayment penalties received for an IO are included in interest income on the Statements of Operations.

Loan participations and assignments – Wilshire Income Opportunities Fund may invest in direct debt instruments which are interests in amounts owed to lenders and lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio will generally purchase assignments of these loans, in which case it will typically become a lender for purposes of the relevant loan agreement with direct contractual rights against the borrower, including the right to receive payments of principal and interest. When purchasing participation interests in a loan, the Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. The Portfolio may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan accounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned are recorded as a component of interest income on the Statements of Operations. The Portfolio currently holds $44,608 in unfunded loan commitments.

Foreign currency transactions – The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

●	fair value of investment securities, other assets and liabilities at the daily rates of exchange and

●	purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The portion of the results of operations caused by changes in foreign exchange rates on investments are not isolated from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2022 (Unaudited)

on investments. Foreign currency transactions are related to gains and losses between trade and settlement dates on currency transactions, gains and losses arising from the sales of foreign currency and gains and losses between the ex-dividend and payment dates on dividends, interest and foreign withholding taxes. The effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

Forward Foreign Currency Contracts – Wilshire Income Opportunities Fund may enter into forward foreign currency contracts as hedges against either specific transactions, Portfolio positions or anticipated Portfolio positions. The Portfolio may also engage in currency transactions to enhance the Portfolio’s returns. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded. The Portfolio realizes gains and losses at the time forward foreign currency contracts are closed. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for federal income tax purposes. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. The average monthly notional value of forward foreign currency contracts purchased and sold for Wilshire Income Opportunities Fund during the six months ended June 30, 2022, were $55,396,331 and $72,758,367, respectively.

Centrally Cleared Swaps – For swaps that are centrally cleared, initial margins are posted, and daily changes in fair value are recorded as variation margin at the broker and may be recorded as a payable or receivable on the Statements of Assets and Liabilities as “Net variation margin receivable on swaps” and settled daily against the Portfolio’s margin account. Because the Portfolio’s margin does not leave the brokerage account until recalled, centrally cleared swaps are shown at unrealized appreciation (depreciation) on swap contracts, which closely approximates the accumulated variation margin. Initial margin is determined by each relevant clearing agency and is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. Customer Account Agreements (“CAA”) and related addendums governing the Company’s cleared swap transactions do not provide the Company with legal right of set off and are not associated with a master netting agreement.

Over-the-Counter (“OTC”) Derivative Contracts – To reduce counterparty risk for OTC transactions, Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund have entered into master netting arrangements, established within the International Swap Dealers Association, Inc. (“ISDA”) master agreements, which allow the Portfolios to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables for certain OTC positions for each individual counterparty. In addition, the Portfolios may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2022 (Unaudited)

for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Portfolios. For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA master agreement or other similar agreement, the collateral requirements are typically calculated by netting the mark-to-market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Portfolio or the counterparty.

The average monthly notional value of over the counter total return swaps for Large Company Growth Portfolio, Large Company Value Portfolio, and Wilshire International Equity Fund during the six months ended June 30, 2022, were $42,035,847, $40,300,160, and $47,141,590, respectively.

The average monthly notional value of over the counter exchange rate volatility swaps for the Wilshire Income Opportunities Fund during the six months ended June 30, 2022 was $1,111,267.

The following table presents, by derivative type, Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund’s financial derivative instruments net of the related collateral pledged by counterparty at June 30,2022:

Large Company Growth Portfolio

	Derivative Assets		Derivative Liabilities
Counterparty	Futures Contracts	Total	Total Return Swaps	Futures Contracts	Total	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged**	Net Amount
Goldman Sachs Bank, USA	$—	$—	$(8,637,322)	$—	$(8,637,322)	$(8,637,322)	$—	$(8,637,322)
N/A*	—	—	—	(85,281)	(85,281)	(85,281)	85,281	—
Total	$—	$—	$(8,637,322)	$(85,281)	$(8,722,603)	$(8,722,603)	$85,281	$(8,637,322)

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2022 (Unaudited)

Large Company Value Portfolio

	Derivative Assets		Derivative Liabilities
Counterparty	Futures Contracts	Total	Total Return Swaps	Futures Contracts	Total	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged**	Net Amount
Goldman Sachs Bank, USA	$—	$—	$(2,138,302)	$—	$(2,138,302)	$(2,138,302)	$—	$(2,138,302)
N/A*	—	—	—	(73,203)	(73,203)	(73,203)	73,203	—
Total	$—	$—	$(2,138,302)	$(73,203)	$(2,211,505)	$(2,211,505)	$73,203	$(2,138,302)

Wilshire International Equity Fund

	Derivative Assets		Derivative Liabilities
Counterparty	Futures Contracts	Total	Total Return Swaps	Futures Contracts	Total	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged**	Net Amount
Morgan Stanley Capital	$—	$—	$(8,596,489)	$—	$(8,596,489)	$(8,596,489)	$—	$(8,596,489)
N/A*	—	—	—	(90,344)	(90,344)	(90,344)	90,344	—
Total	$—	$—	$(8,596,489)	$(90,344)	$(8,686,833)	$(8,686,833)	$90,344	$(8,596,489)

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2022 (Unaudited)

Wilshire Income Opportunities Fund

	Derivative Assets
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Futures Contracts	Swaptions	Total
Australia and New Zealand Banking Group Ltd.	$13,441	$—	$—	$—	$13,441
Bank of America, San Francisco	169,940	—	—	—	169,940
Barclays Capital, Inc.	1,947	—	—	—	1,947
BMO Capital Markets	—	—	—	—	—
BNP Paribas Brokerage Services, Inc.	187,194	9,957	—	14,620	211,771
BNY Mellon	—	—	—	—	—
Brown Brothers Harriman & Co.	—	—	—	—	—
CIBC, Toronto	34,808	—	—	—	34,808
Citigroup	136,266	—	—	—	136,266
Deutsche Bank, London	—	—	—	—	—
Goldman Sachs Bank, USA	80,703	7,831	—	4,905	93,439
HSBC Bank, USA	41,665	—	—	—	41,665
JPMChase, New York	57,410	—	—	—	57,410
Morgan Stanley Capital	465,971	18,867	—	—	484,838
National Australia Bank	—	—	—	—	—
Royal Bank of Canada, Toronto	8,485	—	—	—	8,485
Standard Chartered Securities N.A.	21,328	6,502	—	—	27,830
State Street Bank, Boston	227,232	—	—	—	227,232
TD Securities, Toronto	—	—	—	—	—
UBS AG, Stamford	74,247	—	—	—	74,247
N/A*	—	—	171,096	—	171,096
Total	$1,520,637	$43,157	$171,096	$19,525	$1,754,415

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2022 (Unaudited)

	Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Written Options	Futures Contracts	Swaptions	Exchange Rate Volatility Swaps	Total	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged**	Net Amount
Australia and New Zealand Banking Group Ltd.	$—	$—	$—	$—	$—	—	$13,441	$—	$13,441
Bank of America, San Francisco	(217,321)	—	—	—	—	(217,321)	(47,381)	—	(47,381)
Barclays Capital, Inc.	(4,258)	—	—	(40,370)	—	(44,628)	(42,681)	—	(42,681)
BMO Capital Markets	(303)	—	—	—	—	(303)	(303)	—	(303)
BNP Paribas Brokerage Services, Inc.	(223,560)	(52,280)	—	(22,108)	(7,643)	(305,591)	(93,820)	—	(93,820)
BNY Mellon	—	—	—	—	—	—	—	—	—
Brown Brothers Harriman & Co.	—	—	—	—	—	—	—	—	—
CIBC, Toronto	(13,458)	—	—	—	—	(13,458)	21,350	—	21,350
Citigroup	(26,278)	(17,308)	—	—	—	(43,586)	92,680	—	92,680
Deutsche Bank, London	—	—	—	—	—	—	—	—	—
Goldman Sachs Bank, USA	(130,289)	—	—	(7,337)	—	(137,626)	(44,187)	—	(44,187)
HSBC Bank, USA	(8,123)	—	—	—	—	(8,123)	33,542	—	33,542
JPMChase, New York	(15,800)	—	—	—	—	(15,800)	41,610	—	41,610
Morgan Stanley Capital	(215,819)	—	—	—	—	(215,819)	269,019	—	269,019
National Australia Bank	—	—	—	—	—	—	—	—	—
Royal Bank of Canada, Toronto	—	—	—	—	—	—	8,485	—	8,485
Standard Chartered Securities N.A.	(30,409)	—	—	—	—	(30,409)	(2,579)	—	(2,579)
State Street Bank, Boston	(154,509)	—	—	—	—	(154,509)	72,723	—	72,723
TD Securities, Toronto	—	—	—	—	—	—	—	—	—

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2022 (Unaudited)

	Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Written Options	Futures Contracts	Swaptions	Exchange Rate Volatility Swaps	Total	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged**	Net Amount
UBS AG, Stamford	$(4,631)	$—	$—	$—	$—	$(4,631)	$69,616	$—	$69,616
N/A*	—	—	(199,395)	—	—	(199,395)	(28,299)	28,299	—
Total	$(1,044,758)	$(69,588)	$(199,395)	$(69,815)	$(7,643)	$(1,391,199)	$363,216	$28,299	$391,515

*	Futures contracts are exchange traded, therefore, other than the exchange, there is not a counterparty to the contract.
**	Actual collateral pledged, or margin deposits in the case of futures contracts, may be larger than reported in order to satisfy broker or exchange requirements.

Expense policy – Distribution and shareholder service fees directly attributable to a Class of shares are charged to that class’ operating expenses. Expenses of a Portfolio other than distribution and service fees are prorated among the classes to which the expense relates based on the relative net assets of each class of shares. Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionately among all Portfolios daily in relation to the net assets of each Portfolio or another reasonable basis.

Expenses that are attributable to both the Company and the Wilshire Variable Insurance Trust (an affiliated registered investment company) are allocated across the Company and the Wilshire Variable Insurance Trust based upon relative net assets or another reasonable basis. Expenses and fees, including the advisory fees, are accrued daily and taken into account for the purpose of determining the net asset value (“NAV”) of each Class of each Portfolio’s shares.

Investments in REITs – With respect to each Portfolio, dividend income is recorded based on the income included in distributions received from its REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of these estimated amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

Master Limited Partnerships (“MLPs”) – Each Portfolio may invest in MLPs, which are limited partnerships or limited liability companies whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange. MLPs are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2022 (Unaudited)

from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest in the MLP of as much as 2% plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

Distributions to shareholders – Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid at least once a year. The Portfolios’ net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders at least once a year. Additional distributions of net investment income and net realized capital gains may be made at the discretion of the Board in order to avoid the application of a 4% non-deductible Federal excise tax.

Redemption fees – Wilshire International Equity Fund charges a redemption fee of 1% on redemption of its shares held for sixty days or less, subject to certain exceptions. During the six months ended June 30, 2022 and the year ended December 31, 2021, Wilshire International Equity Fund collected $6,733 and $3,905, respectively, in redemption fees.

New Accounting and Regulatory Pronouncements – In March 2020, FASB issued Accounting Standards Update (ASU) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022.

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Portfolios will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2022 (Unaudited)

by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

3. Investment Adviser and Other Service Providers.

Pursuant to the Advisory Agreement between the Company and the Adviser, the Adviser charges annual fees of 0.75% of average daily net assets for the first $1 billion and 0.65% thereafter for each of Large Company Growth Portfolio and Large Company Value Portfolio; 0.85% of average daily net assets for the first $1 billion and 0.75% thereafter for each of Small Company Growth Portfolio and Small Company Value Portfolio; 0.10% of the average daily net assets for the first $1 billion and 0.07% thereafter for Wilshire 5000 IndexSM Fund; 1.00% of the average daily net assets for the first $1 billion and 0.90% thereafter for Wilshire International Equity Fund; and 0.60% of average daily net assets for Wilshire Income Opportunities Fund.

The Adviser has entered into expense limitation agreements with Large Company Growth Portfolio requiring the Adviser to reduce its management fees or reimburse expenses to limit expenses of such Portfolios (excluding taxes, brokerage expenses, dividend expenses on short securities, and extraordinary expenses) to 1.30% and 1.00% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. The Adviser has entered into expense limitation agreements with Large Company Value Portfolio requiring the Adviser to reduce its management fees or reimburse expenses to limit expenses of such Portfolios (excluding taxes, brokerage expenses, dividend expenses on short securities, and extraordinary expenses) to 1.30% and 1.00% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. The Adviser has entered into expense limitation agreements with Small Company Growth Portfolio and Small Company Value Portfolio requiring the Adviser to reduce its management fees or reimburse expenses to limit expenses of such Portfolios (excluding taxes, brokerage expenses, dividend expenses on short securities, and extraordinary expenses) to 1.35% and 1.10% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. The Adviser has also entered into an expense limitation agreement with Wilshire International Equity Fund requiring the Adviser to reduce its management fees or reimburse expenses to limit expenses of such Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities, and extraordinary expenses) to 1.50% and 1.25% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. The Adviser has also entered into an expense limitation agreement with Wilshire Income Opportunities Fund requiring the Adviser to reduce its management fees or reimburse expenses to limit expenses of such Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities, acquired fund fees and expenses and extraordinary expenses) to 1.15% and 0.90% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. These

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2022 (Unaudited)

agreements to limit expenses continue through at least April 30, 2023. The Adviser may recoup the amount of any fee reductions or expense reimbursements within three years after the day on which it reduced its fees or reimbursed expenses if the recoupment does not cause a Portfolio’s expenses to exceed the expense limitation that was in place at the time of the fee reduction or expense reimbursement.

During the six months ended June 30, 2022, the Adviser reduced fees, reimbursed expenses or recouped fees as follows:

Portfolio	Fee Reductions/ Reimbursements	Fees Recouped
Large Company Growth Portfolio	$5,803	$—
Large Company Value Portfolio	8,507	—
Small Company Growth Portfolio	66,846	—
Small Company Value Portfolio	68,360	—
Wilshire International Equity Fund	116,953	—
Wilshire Income Opportunities Fund	56,820	—

As of June 30, 2022, the amounts of fee reductions and expense reimbursements subject to recovery by the Adviser from Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire International Equity Fund and Wilshire Income Opportunities Fund are $23,899, $8,507, $350,318, $416,782, $824,032, and $192,630, respectively. The portions of these amounts that the Adviser may recover expire no later than the following dates:

Portfolio	December 31, 2022	December 31, 2023	December 31, 2024	June 30, 2025
Large Company Growth Portfolio	$2,524	$13,952	$1,620	$5,803
Large Company Value Portfolio	—	—	—	8,507
Small Company Growth Portfolio	47,968	122,904	112,600	66,846
Small Company Value Portfolio	51,065	163,436	133,921	68,360
Wilshire International Equity Fund	130,133	204,357	372,589	116,953
Wilshire Income Opportunities Fund	646	58,126	77,038	56,820

The Board has approved Los Angeles Capital Management and Equity Research, Inc. (“L.A. Capital”), Pzena Investment Management, LLC (“Pzena”), Massachusetts Financial Services Company (d/b/a MFS Investment Management) (“MFS”), Ranger Investment Management, LLC (“Ranger”), AllianceBernstein, L.P. (“AllianceBernstein”), Granahan Investment Management, Inc. (“Granahan”), DoubleLine® Capital LP (“DoubleLine”), WCM Investment Management, LLC (“WCM”), Voya Investment Management Co. LLC (“Voya”), Manulife Asset Management (US) LLC (“Manulife”), Lazard Asset Management LLC (“Lazard”), Hotchkis & Wiley Capital Management, LLC (“H&W”), Diamond Hill Capital Management, Inc. (“Diamond Hill”), and Fred Alger Management, LLC (“Alger Management”), (collectively the “Sub-Advisers”) to provide sub-advisory services for the

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2022 (Unaudited)

Portfolios. L.A. Capital, AllianceBernstein, Alger Management and Voya each manage a portion of Large Company Growth Portfolio. L.A. Capital, Hotchkis & Wiley, MFS and Voya each manage a portion of Large Company Value Portfolio. L.A. Capital, Ranger, and Granahan each manage a portion of Small Company Growth Portfolio. L.A. Capital, H&W and Diamond Hill each manage a portion of Small Company Value Portfolio. L.A. Capital is the sole sub-adviser for Wilshire 5000 IndexSM Fund. L.A. Capital, Pzena, Lazard, WCM and Voya each manage a portion of Wilshire International Equity Fund. DoubleLine, Voya and Manulife each manage a portion of Wilshire Income Opportunities Fund.

The Sub-Advisers are subject to the Adviser’s oversight. The fees of the Sub-Advisers are paid by the Adviser.

The Portfolios are permitted to purchase and sell securities from or to certain affiliates under specific conditions outlined in the Rule 17a-7 procedures adopted by the Board. The procedures are designed to ensure that any purchase or sale of securities by a Portfolio from or to another mutual fund or separate account that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 under the 1940 Act. During the six months ended June 30, 2022, there were no such transactions by the Portfolios.

U.S. Bank N.A. serves as the Trust’s custodian. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, (the “Administrator”) serves as the Company’s administrator and accounting agent and also serves as the Trust’s transfer agent and dividend disbursing agent. Compass Distributors, LLC, serves as the Company’s principal underwriter. Certain officers and an interested Trustee of the Trust may also be officers or employees of the Adviser, Administrator or their affiliates. They receive no fees for serving as officers or as an interested Trustee of the Trust.

Officers’ and Directors’ Expenses – The Company and the Wilshire Variable Insurance Trust together pay each director who is not an interested person of the Company (“Independent Director”) an annual retainer of $56,000, an annual additional retainer for each Committee chair of $12,000 and an annual additional retainer to the Board chair of $12,000. In addition, each Independent Director is compensated for Board and Committee meeting attendance in accordance with the following schedule: an in-person Board meeting fee of $6,000 for Independent Directors and $7,000 for the Board chair; a telephonic Board meeting fee of $3,000 for Independent Directors and $3,500 for the Board chair; and a telephonic Committee meeting fee of $500.

4. Distribution Plan, Shareholder Services Plan and Fees Paid Indirectly.

The Board has adopted a shareholder services and distribution plan (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act, on behalf of the Investment Class Shares of each Portfolio. Under the Plan, each Portfolio may pay up to 0.25% of the value of the average daily net

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2022 (Unaudited)

assets attributable to the Investment Class Shares for certain services provided by financial intermediaries or for certain distribution expenses for the purpose of financing any activity intended to result in the sale of Investment Class Shares. During the six months ended June 30, 2022, the distribution and service fee expenses incurred by the Investment Class of the Portfolios was 0.25% of the respective average net assets of the Investment Class of each Portfolio, except the Wilshire 5000 IndexSM Fund. The Wilshire 5000 IndexSM Fund incurred distribution and service fee expenses totaling 0.19% of the average net assets of the Investment Class.

In addition, Investment Class Shares and Institutional Class Shares pay the expenses associated with certain shareholder servicing arrangements with third parties, provided that payment of such fees does not exceed in any year 0.20% and 0.15% of the average daily net assets of Investment Class Shares and Institutional Class Shares, respectively. For the six months ended June 30, 2022, the shareholder service provider fees were as follows (as a percent of average net assets of each class):

Portfolio	Investment Class	Institutional Class
Large Company Growth Portfolio	0.126%	0.047%
Large Company Value Portfolio	0.107%	0.046%
Small Company Growth Portfolio	0.103%	0.097%
Small Company Value Portfolio	0.143%	0.095%
Wilshire 5000 IndexSM Fund	0.063%	0.028%
Wilshire International Equity Fund	0.169%	0.041%
Wilshire Income Opportunities Fund	0.180%	0.051%

Fees paid indirectly – The Company has a brokerage commission recapture program with Cowen and Company, LLC (“Cowen”), pursuant to which a portion of the Portfolios’ commissions generated from transactions directed to Cowen are used to reduce the Portfolios’ expenses. Under such program, Cowen, as introducing broker, retains a portion of the Portfolios’ commissions.

Such commissions rebated to the Portfolios during the six months ended June 30, 2022 were as follows:

Large Company Growth Portfolio	$269
Large Company Value Portfolio	21
Small Company Growth Portfolio	138
Small Company Value Portfolio	366
Wilshire 5000 IndexSM Fund	—
Wilshire International Equity Fund	2,491
Wilshire Income Opportunities Fund	—

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2022 (Unaudited)

For the six months ended June 30, 2022, Cowen retained the following commissions:

Large Company Growth Portfolio	$25
Large Company Value Portfolio	59
Small Company Growth Portfolio	23
Small Company Value Portfolio	109
Wilshire 5000 IndexSM Fund	—
Wilshire International Equity Fund	766
Wilshire Income Opportunities Fund	—

5. Line of Credit.

The Company and the Wilshire Variable Insurance Trust have a $75,000,000 umbrella line of credit (the “Line”), which is uncommitted and senior secured with U.S. Bank N.A. The Line serves as a temporary liquidity service to meet redemption requests that otherwise might require the untimely disposition of securities. Borrowings made by a Portfolio are secured by the Portfolio’s assets. The Line has a one-year term and is reviewed annually by the Board of Directors. The Line matures, unless renewed, on January 6, 2023. Interest is charged at the prime rate, which was 4.75% as of June 30, 2022. During the six months ended June 30, 2022, the Portfolios’ Line activity was as follows:

Fund	Average Interest Rate	Interest Expense	Maximum Borrowings	Maximum Borrowings Date	Average Borrowings
Large Company Growth Portfolio	3.26%	$40	$82,000	March 11, 2022	$2,436
Large Company Value Portfolio	3.73%	306	1,418,000	May 19, 2022	17,414
Small Company Growth Portfolio	3.99%	17	50,000	May 18, 2022	856
Small Company Value Portfolio	3.81%	497	1,326,000	May 18, 2022	25,961
Wilshire 5000 IndexSM Fund	3.50%	5.065	8,842,000	April 29, 2022	287,840
Wilshire International Equity Fund	3.96%	1,978	5,972,000	May 17, 2022	99,669
Wilshire Income Opportunities Fund	4.00%	57	509,000	May 17, 2022	2,812

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2022 (Unaudited)

6. Investment Transactions.

During the period ended June 30, 2022 aggregate cost of purchases and proceeds from sales and maturities of investments, other than affiliated investments, short-term investments, short sales and purchases to cover short sales, and U.S. Government securities, were as follows:

Portfolio	Purchases	Sales and Maturities
Large Company Growth Portfolio	$98,030,718	$83,669,851
Large Company Value Portfolio	37,929,827	52,613,809
Small Company Growth Portfolio	9,099,903	10,723,773
Small Company Value Portfolio	6,772,070	12,997,106
Wilshire 5000 IndexSM Fund	38,966,806	38,228,241
Wilshire International Equity Fund	60,568,269	67,013,258
Wilshire Income Opportunities Fund	38,755,742	48,453,159

Purchases and sales and maturities of long-term U.S. Government securities during the period ended June 30, 2022 were:

Portfolio	Purchases	Sales and Maturities
Large Company Growth Portfolio	$1,563,449	$1,438,327
Large Company Value Portfolio	836,891	718,781
Wilshire International Equity Fund	1,003,588	949,463
Wilshire Income Opportunities Fund	86,884,098	93,563,144

Due to Voya managing a portion of Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund during the six months ended June 30, 2022, certain securities held by such Portfolios are considered affiliated investments. Purchases and sales of shares of affiliated registered investment companies by Large Company Growth Portfolio, Large Company

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2022 (Unaudited)

Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund during the six months ended June 30, 2022, and the value of such investments as of June 30, 2022, were as follows:

Large Company Growth Portfolio

Counterparty	Value as of December 31, 2021	Purchases	Proceeds from Sales	Realized Loss	Change in Unrealized Depreciation	Value as of June 30, 2022	Income Distribution	Long-Term Capital Gain Distribution
Voya Emerging Markets Hard Currency Debt Fund - Class P .	$2,240,592	$51,588	$—	$—	$(511,391)	$1,780,789	$50,053	$—
Voya High Yield Bond Fund - Class P . .	2,082,421	51,622	(1,000,000)	(81,832)	(196,502)	855,709	47,681	—
Voya Investment Grade Credit Fund - Class P . .	906,202	865,778	(900,000)	(194,303)	(20,943)	656,734	16,368	—
Voya Securitized Credit Fund - Class P	8,549,478	131,765	(2,450,000)	(22,497)	(348,444)	5,860,302	122,655	—
	$13,778,693	$1,100,753	$(4,350,000)	$(298,632)	$(1,077,280)	$9,153,534	$236,757	$—

Large Company Value Portfolio

Counterparty	Value as of December 31, 2021	Purchases	Proceeds from Sales	Realized Loss	Change in Unrealized Depreciation	Value as of June 30, 2022	Income Distribution	Long-Term Capital Gain Distribution
Voya Emerging Markets Hard Currency Debt Fund - Class P	$1,722,723	$39,664	$—	$—	$(393,193)	$1,369,194	$38,484	$—
Voya High Yield Bond Fund - Class P	1,610,581	42,151	(700,000)	(70,399)	(161,680)	720,653	39,572	—
Voya Investment Grade Credit Fund - Class P	2,083,715	729,243	(400,000)	(89,893)	(324,823)	1,998,242	32,157	—
Voya Securitized Credit Fund - Class P	6,763,832	109,641	(2,500,000)	(66,216)	(251,037)	4,056,220	105,090	—
	$12,180,851	$920,699	$(3,600,000)	$(226,508)	$(1,130,733)	$8,144,309	$215,303	$—

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2022 (Unaudited)

Wilshire International Equity Fund

Counterparty	Value as of December 31, 2021	Purchases	Proceeds from Sales	Realized Loss	Change in Unrealized Depreciation	Value as of June 30, 2022	Income Distribution	Long-Term Capital Gain Distribution
Voya Emerging Markets Hard Currency Debt Fund - Class P	$2,298,725	$52,927	$—	$—	$(524,660)	$1,826,992	$51,525	$—
Voya High Yield Bond Fund - Class P	2,479,447	61,054	(1,150,000)	(81,397)	(250,763)	1,058,341	56,321	—
Voya Investment Grade Credit Fund - Class P	709,584	913,734	(900,000)	(174,216)	(13,655)	535,447	14,346	—
Voya Securitized Credit Fund - Class P	9,085,479	141,464	(3,100,000)	16,476	(412,205)	5,731,214	130,425	—
	$14,573,235	$1,169,179	$(5,150,000)	$(239,137)	$(1,201,283)	$9,151,994	$252,617	$—

Wilshire Income Opportunities Fund

Counterparty	Value as of December 31, 2021	Purchases	Proceeds from Sales	Realized Loss	Change in Unrealized Depreciation	Value as of June 30, 2022	Income Distribution	Long-Term Capital Gain Distribution
Voya Emerging Markets Corporate Debt Fund - Class P	$—	$912,593	$—	$—	$(148,892)	$763,701	$15,794	$—
Voya Emerging Markets Hard Currency Debt Fund - Class P	5,128,114	118,072	—	—	(1,170,438)	4,075,748	114,564	—
Voya Floating Rate Fund - Class P	12,081,644	208,296	(5,000,000)	(454,626)	(154,148)	6,681,166	196,738	—
Voya High Yield Bond Fund - Class P	3,965,944	5,172,196	(1,600,000)	(122,412)	(1,112,057)	6,303,671	189,963	—
	$21,175,702	$6,411,157	$(6,600,000)	$(577,038)	$(2,585,535)	$17,824,286	$517,059	$—

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2022 (Unaudited)

7. Derivative Transactions.

Small Company Growth Portfolio, Small Company Value Portfolio and Wilshire 5000 IndexSM Fund did not hold any derivative instruments as of or during the six months ended June 30, 2022.

At June 30, 2022, Large Company Growth Portfolio is invested in derivative contracts, which are reflected in the Portfolio’s Statements of Assets and Liabilities, as follows:

		Derivative Assets		Derivative Liabilities
Risk	Derivative Type	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Interest Rate	Futures contracts*	Net variation margin payable on futures contracts	$137,756	N/A	$—
Equity	Total return swap contracts	N/A	—	Net unrealized depreciation on swap contracts	(8,637,322)
			$137,756		$(8,637,322)

*

Includes cumulative appreciation (depreciation) as reported on the Schedules of Futures Contracts. For futures contracts, only current day’s variation margin is reported within the Portfolio’s Statement of Assets and Liabilities.

At June 30, 2022, Large Company Value Portfolio is invested in derivative contracts, which are reflected in the Portfolio’s Statements of Assets and Liabilities, as follows:

		Derivative Assets		Derivative Liabilities
Risk	Derivative Type	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Interest Rate	Futures contracts*	Net variation margin payable on futures contracts	$119,949	N/A	$—
Equity	Total return swap contracts	N/A	—	Net unrealized depreciation on swap contracts	(2,138,302)
			$119,949		$(2,138,302)

*

Includes cumulative appreciation (depreciation) as reported on the Schedules of Futures Contracts. For futures contracts, only current day’s variation margin is reported within the Portfolio’s Statement of Assets and Liabilities.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2022 (Unaudited)

At June 30, 2022, Wilshire International Equity Fund is invested in derivative contracts, which are reflected in the Portfolio’s Statements of Assets and Liabilities, as follows:

		Derivative Assets		Derivative Liabilities
Risk	Derivative Type	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Interest Rate	Futures contracts*	Net variation margin payable on futures contracts	$144,064	N/A	$—
Equity	Total return swap contracts	N/A	—	Net unrealized depreciation on swap contracts	(8,594,489)
			$144,064		$(8,594,489)

*

Includes cumulative appreciation (depreciation) as reported on the Schedules of Futures Contracts. For futures contracts, only current day’s variation margin is reported within the Portfolio’s Statement of Assets and Liabilities.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2022 (Unaudited)

At June 30, 2022, Wilshire Income Opportunities Fund is invested in derivative contracts, which are reflected in the Portfolio’s Statement of Assets and Liabilities, as follows:

		Derivative Assets		Derivative Liabilities
Risk	Derivative Type	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Interest Rate	Futures contracts*	Net variation margin payable for futures contracts	$211,126	Net variation margin payable for futures contracts	$(200,429)
	Centrally cleared interest rate swaps*	Net variation margin payable on swaps	14,849	Net variation margin payable on swaps	(7,729)
	OTC interest rate swaptions	Unrealized appreciation on swaption contracts	19,525	Unrealized depreciation on swaption contracts	(69,815)
Credit	Centrally cleared credit default swap contracts*	Net variation margin payable on swaps	1,127	N/A	—
Currency	Forward foreign currency exchange contracts	Unrealized appreciation on foreign forward currency contracts	1,520,637	Unrealized depreciation on foreign forward currency contracts	(1,044,758)
	OTC exchange rate volatility swaps	N/A	—	Net unrealized depreciation on swap contracts	(7,643)
	OTC currency options	Unaffiliated investments, at value	43,157	Options written, at value	(69,588)
			$1,810,421		$(1,399,962)

*

Includes cumulative appreciation (depreciation) as reported on the Schedules of Futures Contracts, Schedule of Centrally Cleared Credit Default Swaps, and Schedule of Centrally Cleared Interest Rate Swaps. For futures contracts, centrally cleared credit default swaps, and centrally cleared interest rate swaps, only current day’s variation margin is reported within the Portfolio’s Statement of Assets and Liabilities.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2022 (Unaudited)

For the six months ended June 30, 2022, the effect of derivative contracts in Large Company Growth Portfolio’s Statements of Operations was as follows:

		Statement of Operations
Risk	Derivative Type	Location	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)
Interest Rate	Futures contracts	Futures contracts	$871,614	$270,716
Equity	Total return swap contracts	Swap contracts	327,797	(14,730,482)

For the six months ended June 30, 2022, the effect of derivative contracts in Large Company Value Portfolio’s Statements of Operations was as follows:

		Statement of Operations
Risk	Derivative Type	Location	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)
Interest Rate	Futures contracts	Futures contracts	$706,406	$225,947
Equity	Total return swap contracts	Swap contracts	(164,272)	(5,342,673)

For the six months ended June 30, 2022, the effect of derivative contracts in Wilshire International Equity Fund’s Statements of Operations was as follows:

		Statement of Operations
Risk	Derivative Type	Location	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)
Interest Rate	Futures contracts	Futures contracts	$924,164	$288,655
Equity	Total return swap contracts	Swap contracts	(309,820)	(9,362,328)

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2022 (Unaudited)

For the six months ended June 30, 2022, the effect of derivative contracts in Wilshire Income Opportunities Fund’s Statements of Operations was as follows:

		Statement of Operations
Risk	Derivative Type	Location	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)
Interest Rate	Futures contracts	Futures contracts	$(80,078)	$151,430
Interest Rate	Swaptions	Swaption contracts	386,413	(53,935)
Interest Rate	Swap contracts	Swap contracts	(429,575)	7,170
Interest Rate Total			(123,240)	104,665

Credit	Swap contracts	Swap contracts	60,254	2,962
Credit Total			60,254	2,962

Currency	Forward foreign currency exchange contracts	Forward foreign currency contracts	342,788	312,071
Currency	Written Options	Option contracts written	97,372	(11,876)
Currency	Purchased Options	Unaffiliated investments	1,274	(17,373)
Currency	Swap contracts	Swap contracts	16,881	(14,835)
Currency Total			458,315	267,987

Equity	Written Options	Option contracts written	(36,064)	(31,734)
Equity	Purchased Options	Unaffiliated investments	12,690	45,772
Total Equity			(23,374)	14,038

8. Securities Lending.

Each Portfolio may seek additional income by lending its securities on a short-term basis to banks, brokers and dealers in return for cash collateral, which is invested in a U.S. Bank Money Market Deposit Account. A Portfolio may return a portion of the interest earned to the borrower or a third party that is unaffiliated with the Company and acting as a “placing broker.” A Portfolio receives compensation for lending securities in the form of fees. A Portfolio also continues to receive dividends on the securities loaned. Security loans are secured at all times by collateral. It is the Company’s policy that the collateral be equal to at least 102% of the market value of the securities loaned (105% if the securities loaned are denominated in different currencies) plus accrued interest when the transaction is entered into, and that the collateral supporting the loans be valued daily. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Portfolio. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Portfolio. Lending securities entails a risk of loss to the Portfolio if and

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2022 (Unaudited)

to the extent that the market value of securities loans were to increase, the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. U.S. Bank N.A., the Portfolios’ custodian, acts as the securities lending agent for the Portfolios. The value of the securities on loan and the cash collateral at June 30, 2022 are shown on the Statements of Assets and Liabilities. Proceeds from cash collateral received from securities on loan were invested in a U.S. Bank Money Market Deposit Account.

The following table is a summary of the Portfolios’ securities lending transactions accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of June 30, 2022:

Portfolio	Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received*
Large Company Growth Portfolio	$19,867	$19,867
Large Company Value Portfolio	489,029	489,029
Small Company Growth Portfolio	270,903	270,903
Small Company Value Portfolio	162,233	162,233
Wilshire 5000 IndexSM Fund	955,654	955,654
Wilshire International Equity Fund	79,581	79,581
Wilshire Income Opportunities Fund	1,745,483	1,745,483

*	The amount of collateral reflected in the table above does not include any over collateralization received by the Portfolios.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2022 (Unaudited)

9. Capital Share Transactions.

Transactions in shares of the Portfolios are summarized below:

	LARGE COMPANY GROWTH PORTFOLIO		LARGE COMPANY VALUE PORTFOLIO		SMALL COMPANY GROWTH PORTFOLIO
	Six Months Ended June 30, 2022	Year Ended December 31, 2021	Six Months Ended June 30, 2022	Year Ended December 31, 2021	Six Months Ended June 30, 2022	Year Ended December 31, 2021
CAPITAL SHARE TRANSACTIONS:
Investment Class shares:
Shares sold	14,844	20,194	7,744	13,915	3,934	7,960
Shares issued as reinvestment of distributions	—	358,588	—	25,451	—	119,625
Shares redeemed	(118,112)	(185,544)	(21,424)	(46,163)	(54,402)	(56,458)
Net increase (decrease) in Investment Class shares outstanding	(103,268)	193,238	(13,680)	(6,797)	(50,468)	71,127
Shares outstanding at beginning of period	1,944,610	1,751,372	272,177	278,974	430,835	359,708
Shares outstanding at end of period	1,841,342	1,944,610	258,497	272,177	380,367	430,835

Institutional Class shares:
Shares sold	618,749	414,382	397,672	1,606,053	53,177	86,290
Shares issued as reinvestment of distributions	—	656,370	—	1,059,648	—	250,636
Shares redeemed	(212,921)	(722,747)	(1,339,027)	(2,232,678)	(111,183)	(443,984)
Net increase (decrease) in Institutional Class shares outstanding	405,828	348,005	(941,355)	433,023	(58,006)	(107,058)
Shares outstanding at beginning of period	4,028,780	3,680,775	10,019,035	9,586,012	966,665	1,073,723
Shares outstanding at end of period	4,434,608	4,028,780	9,077,680	10,019,035	908,659	966,665

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2022 (Unaudited)

	SMALL COMPANY VALUE PORTFOLIO		WILSHIRE 5000 INDEXSM FUND		WILSHIRE INTERNATIONAL EQUITY FUND
	Six Months Ended June 30, 2022	Year Ended December 31, 2021	Six Months Ended June 30, 2022	Year Ended December 31, 2021	Six Months Ended June 30, 2022	Year Ended December 31, 2021
CAPITAL SHARE TRANSACTIONS:
Investment Class shares:
Shares sold	1,933	17,570	226,879	491,727	42,032	76,990
Shares issued as reinvestment of distributions	—	2,200	—	457,586	—	43,441
Shares redeemed	(8,549)	(20,963)	(264,867)	(603,899)	(56,430)	(36,394)
Net increase (decrease) in Investment Class shares outstanding	(6,616)	(1,193)	(37,988)	345,414	(14,398)	84,037
Shares outstanding at beginning of period	240,545	241,738	6,875,203	6,529,789	280,877	196,840
Shares outstanding at end of period	233,929	240,545	6,837,215	6,875,203	266,479	280,877

Institutional Class shares:
Shares sold	24,010	60,294	1,086,674	143,779	1,356,689	2,732,764
Shares issued as reinvestment of distributions	—	12,004	—	120,538	—	4,274,740
Shares redeemed	(270,136)	(600,010)	(1,118,813)	(289,525)	(2,610,211)	(6,295,492)
Net increase (decrease) in Institutional Class shares outstanding	(246,126)	(527,712)	(32,139)	(25,208)	(1,253,522)	712,012
Shares outstanding at beginning of period	1,054,532	1,582,244	1,905,928	1,931,136	25,741,704	25,029,692
Shares outstanding at end of period	808,406	1,054,532	1,873,789	1,905,928	24,488,182	25,741,704

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2022 (Unaudited)

	WILSHIRE INCOME OPPORTUNITIES FUND
	Six Months Ended June 30, 2022	Year Ended December 31, 2021
CAPITAL SHARE TRANSACTIONS:
Investment Class shares:
Shares sold	29,679	51,293
Shares issued as reinvestment of distributions	2,347	6,688
Shares redeemed	(27,161)	(38,274)
Net increase in Investment Class shares outstanding	4,865	19,707
Shares outstanding at beginning of period	212,047	192,340
Shares outstanding at end of period	216,912	212,047

Institutional Class shares:
Shares sold	929,389	4,141,651
Shares issued as reinvestment of distributions	352,508	1,161,392
Shares redeemed	(3,287,563)	(4,838,766)
Net increase (decrease) in Institutional Class shares outstanding	(2,005,666)	464,277
Shares outstanding at beginning of period	30,142,015	29,677,738
Shares outstanding at end of period	28,136,349	30,142,015

10. Significant Shareholders.

On June 30, 2022, the Portfolios had the following concentrations of shareholders holding 10% or more of the outstanding shares of the Portfolios. These represent omnibus shareholder accounts comprised of many individual shareholders.

Portfolio
Large Company Growth Portfolio (4 omnibus shareholders)	85%
Large Company Value Portfolio (3 omnibus shareholders)	81%
Small Company Growth Portfolio (4 omnibus shareholders)	72%
Small Company Value Portfolio (4 omnibus shareholders)	83%
Wilshire 5000 IndexSM Fund (3 omnibus shareholders)	67%
Wilshire International Equity Fund (3 omnibus shareholders)	82%
Wilshire Income Opportunities Fund (3 omnibus shareholders)	79%

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2022 (Unaudited)

As of June 30, 2022, an affiliated investment company, also advised by the Adviser, owned the following amounts of the outstanding shares of the Portfolios:

Portfolio
Large Company Growth Portfolio	33%
Large Company Value Portfolio	48%
Small Company Growth Portfolio	25%
Small Company Value Portfolio	29%
Wilshire 5000 IndexSM Fund	0%
Wilshire International Equity Fund	47%
Wilshire Income Opportunities Fund	39%

11. Tax Information.

No provision for federal income taxes is required because each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code and distributes to shareholders all of its taxable income and net realized gains. Federal income tax regulations differ from U.S. GAAP; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

The Portfolios evaluate tax positions taken or expected to be taken in the course of preparing the Portfolios’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Portfolios did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities of returns filed within the past three years and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2022 (Unaudited)

The federal tax cost of portfolio securities and unrealized appreciation and depreciation, including derivatives, and the components of distributable earnings (accumulated losses) for income tax purposes as of December 31, 2021, for each Portfolio are as follows:

	Large Company Growth Fund	Large Company Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio
Tax cost of Investments	177,260,698	180,477,404	28,228,717	28,757,947
Unrealized Appreciation	107,150,672	41,439,752	11,425,377	9,753,262
Unrealized Depreciation	(4,712,442)	(2,770,402)	(1,869,077)	(1,947,197)
Net unrealized appreciation (depreciation)	102,438,230	38,669,350	9,556,300	7,806,065

Undistributed Ordinary Income	—	2,130,011	—	—
Undistributed Long-Term Capital Gain	31,530,508	10,204,368	4,298,505	1,657,147
Distributable earnings	31,530,508	12,334,379	4,298,505	1,657,147

Other accumulated gain/(loss)	(448,921)	131	(338,512)	—

Total distributable earnings (accumulated losses)	133,519,817	51,003,860	13,516,293	9,463,212

	Wilshire 5000 IndexSM Fund	Wilshire International Equity Fund	Wilshire Income Opportunities Fund
Tax cost of Investments	60,599,376	228,698,150	294,637,604
Unrealized Appreciation	198,147,317	71,703,096	8,518,935
Unrealized Depreciation	(3,961,594)	(16,661,316)	(10,040,887)
Net unrealized appreciation (depreciation)	194,185,723	55,041,780	(1,521,952)

Undistributed Ordinary Income	—	—	246,238
Undistributed Long-Term Capital Gain	2,454,230	2,050,227	—
Distributable earnings	2,454,230	2,050,227	246,238

Other accumulated gain/(loss)	—	(956,351)	(574,456)

Total distributable earnings (accumulated losses)	196,639,953	56,135,656	(1,850,170)

The differences between book and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales, significant debt modifications, and investment in passive foreign investment companies.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2022 (Unaudited)

At December 31, 2021, Large Company Growth Portfolio, Small Company Growth Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund had post-October capital loss deferrals of $448,921, $338,512, $900,787, and $571,121, respectively. The Wilshire International Equity Fund also had a specified ordinary late year loss deferral of $94,183.

During the year ended December 31, 2021, Large Company Value Portfolio and Small Company Value Portfolio utilized capital losses carried forward of $9,935,862 and $4,928,519, respectively.

The tax character of distributions declared during the years ended December 31, 2021 and December 31, 2020 was as follows:

Portfolio	2021 Ordinary Income	2021 Long-Term Capital Gains	2020 Ordinary Income	2020 Long-Term Capital Gains
Large Company Growth Fund	$8,816,031	$41,902,843	$8,824,692	$35,147,988
Large Company Value Portfolio	6,997,644	17,237,076	67	1,933,593
Small Company Growth Portfolio	2,351,726	7,944,421	—	4,964,873
Small Company Value Portfolio	375,370	37,491	—	891,720
Wilshire 5000 IndexSM Fund	2,291,936	15,549,313	2,304,011	16,031,498
Wilshire International Equity Fund	13,590,293	36,713,419	429,361	20,222,941
Wilshire Income Opportunities Fund	9,200,066	2,745,464	11,767,486	—

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2021.

For the year ended December 31, 2021, the following reclassifications were made on the Statements of Assets and Liabilities as a result of permanent differences between income tax regulations and GAAP:

	Large Company Growth Portfolio	Large Company Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio
Distributable earnings (Accumulated losses)	$(3,645,213)	$(2,195,227)	$(1,609,528)	$(40,756)
Paid-in capital	$3,645,213	$2,195,227	$1,609,528	$40,756

	Wilshire 5000 IndexSM Fund	Wilshire International Equity Fund	Wilshire Income Opportunities Fund
Distributable earnings (Accumulated losses)	$(795,961)	$(4,985,147)	$—
Paid-in capital	$795,961	$4,985,147	$—

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2022 (Unaudited)

Such reclassifications, primarily related to the use of equalization, are the result of permanent differences between financial statement and income tax reporting requirements and had no effect on each Portfolio’s net assets or NAV per share.

12. Indemnifications.

In the normal course of business, the Company, on behalf of the Portfolios, enters into contracts that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is dependent on claims that may be made against the Portfolios in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

13. Certain Investment Risks.

Asset-backed securities (“ABS”) risk – Investors in ABS, including mortgage-backed securities (“MBS”) and structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans or other future expected receivables of assets or cash flows. Some ABS, including MBS, may have structures that make their reaction to interest rates and other factors difficult to predict, making them subject to liquidity risk.

Collateralized debt obligation (“CDO”) risk – A CDO is an ABS whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs are subject to the same risk of prepayment described for certain mortgage-related and ABS, and are subject to credit risk, interest rate risk and default risk. The market value of CDOs may be affected by changes in the market’s perception of the creditworthiness of the servicing agent for the pool or the originator.

Forward contracts risk – There may be an imperfect correlation between the price of a forward contract and the underlying security, index or currency which will increase the volatility of Wilshire Income Opportunities Fund’s NAV. The Portfolio bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Portfolio will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Portfolio’s rights as a creditor. Forward currency transactions include risks associated with fluctuations in foreign currency.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2022 (Unaudited)

Interest rate risk – For debt securities, interest rate risk is the possibility that the market price will fall because of changing interest rates. In general, debt securities’ market prices rise or fall inversely to changes in interest rates. If interest rates rise, bond market prices generally fall; if interest rates fall, bond market prices generally rise. In addition, for a given change in interest rates, the market price of longer-maturity bonds fluctuates more (gaining or losing more in value) than shorter-maturity bonds. There may be less governmental intervention in influencing interest rates in the near future. If so, it could cause an increase in interest rates, which would have a negative impact on the market prices of fixed income securities and could negatively affect a Portfolio’s NAV.

Credit risk – A Portfolio’s debt instruments are subject to credit risk, which is the risk that an issuer will be unable, or will be perceived to be unable, to repay its obligations at maturity. Funds that invest primarily in high quality securities generally are subject to less credit risk than funds that invest in lower quality securities. Certain securities are backed by credit enhancements from various financial institutions and financial guarantee assurance agencies. These credit enhancements reinforce the credit quality of the individual securities; however, if any of the financial institutions or financial guarantee assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if a Portfolio concentrates its credit enhancements in any one financial institution, the risk of credit quality deterioration increases. The value of ABS may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, ABS and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying ABS can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. A Portfolio’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Counterparty credit risk – Counterparty credit risk is the risk that a counterparty to a financial instrument will fail on a commitment that it has entered into with a Portfolio. A Portfolio’s Sub-Adviser seeks to minimize counterparty credit risk by monitoring the creditworthiness of each counterparty on an ongoing basis.

Foreign security risk – Wilshire International Equity Fund and Wilshire Income Opportunities Fund invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in foreign countries. The market values of the Portfolios’ investments will change in response to interest rate changes and other factors.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2022 (Unaudited)

During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.

Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Also, the ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Investments in Loans Risk – Investments in loans involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. Loans may be difficult to value and some can be subject to liquidity risk.

Sector Risk – If a Portfolio has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Portfolio than would be the case if the Portfolio did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Portfolio and increase the volatility of the Portfolio’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of a Portfolio’s holdings would be adversely affected. As of June 30, 2022, Large Company Growth Portfolio had 36.6% of the value of its net assets invested in stocks within the Information Technology sector; Small Company Growth Portfolio had 32.2% of the value of its net assets invested in stocks within the Health Care sector; Small Company Value Portfolio had 30.4% of the value of its net assets invested in stocks within the Financials sector; and Wilshire 5000 IndexSM Fund had 25.0% of its net assets invested in stocks within the Information Technology sector.

A more complete description of risks is included in each Portfolio’s prospectus and Statement of Additional Information.

14. Other Risks.

The global outbreak of coronavirus disease 2019 (“COVID-19”) has disrupted global economic markets and adversely affected individual companies and investment products. The prolonged economic impact of COVID-19 is uncertain. The operational and financial performance of the issuers of securities in which the Portfolio invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Portfolios’ investments.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2022 (Unaudited)

15. Subsequent Event Evaluation.

The Portfolios have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to these financial statements.

Wilshire Mutual Funds, Inc. Additional Fund Information (Unaudited)

Liquidity Risk Management Program

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (the “1940 Act”), Portfolios have has adopted a liquidity risk management program (the “Program”), and the Board has designated Wilshire Advisors LLC (“Wilshire”) as Program administrator. The Program is designed to assess and manage the Portfolios’ liquidity risk (the risk that a Portfolio would be unable to meet requests to redeem shares of the Portfolio without significant dilution of remaining investors’ interests in the Portfolios). Wilshire has designated the Liquidity Risk Committee (the “Committee”) composed of personnel from multiple departments within Wilshire that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Portfolios’ liquidity risk. Under the Program, every investment held by a Portfolio is classified into one of four liquidity categories based on calculations of the investment’s ability to be sold during designated timeframes in current market conditions. At the Board’s March 2022 meeting, as required by the Program and the Liquidity Rule, the Committee provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). During the Reporting Period, the Portfolios were predominantly (generally, 100%) invested in highly liquid investments (investments that a Portfolio anticipates can be converted to cash within three business days or less). As a result, the Portfolios have not adopted a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Portfolios did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be converted to cash in seven days or less without the sale of the investment materially affecting the market value of the investment). The Portfolios did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, the Committed concluded that, given the investor base of the Portfolios, the diversified subadvisers which manage the Portfolios and the highly liquid nature of the Portfolios’ strategies, the Program and its implementing policy are suited to the needs of the Portfolios.

Information on Proxy Voting

A description of policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities, along with each Portfolio’s proxy voting record relating to portfolio securities held during most recent 12-month period ended June 30, is available at no charge, upon request by calling (866) 591-1568, by e-mailing us at http://advisor.wilshire.com or on the SEC’s website at www.sec.gov.

Information on Form N-PORT

The Company files its complete schedule of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-PORT. The Company’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

Wilshire Mutual Funds, Inc. Additional Fund Information (Unaudited) - (Continued)

Householding Policy

In order to reduce printing and mailing expenses, only one copy of each prospectus, annual and semi-annual report will be sent to all related accounts at a common address, unless you have indicated otherwise on your Account Application. Shareholders may revoke their consent to householding at any time by calling (866) 591-1568. Upon receipt of a shareholder’s revocation, the Company will begin mailing individual copies of the above-referenced documents to the shareholder’s attention within 30 days.

Wilshire Mutual Funds, Inc. Tax Information (Unaudited)

For the year ended December 31, 2021, the Portfolios designated the following long-term capital gain distributions:

Portfolio	Amount
Large Company Growth Fund	$41,902,843
Large Company Value Portfolio	17,237,076
Small Company Growth Portfolio	7,944,421
Small Company Value Portfolio	37,491
Wilshire 5000 IndexSM Fund	15,549,313
Wilshire Income Opportunities Fund	2,745,464
Wilshire International Equity Fund	36,713,419

Of the distributions made by the following Portfolios, the corresponding percentages represent the amount of each distribution which will qualify for the dividends received deduction available to corporate shareholders:

Portfolio	Percentage
Large Company Growth Fund	13.60%
Large Company Value Portfolio	64.58%
Small Company Growth Portfolio	7.84%
Small Company Value Portfolio	100.00%
Wilshire 5000 IndexSM Fund	100.00%
Wilshire Income Opportunities Fund	2.34%
Wilshire International Equity Fund	2.15%

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, and as extended by Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010, the Portfolios designated the following percentages of their income dividends distributed in 2021 as qualified dividend income as defined in Section 1(h)(II) of the Internal Revenue Code.

Portfolio	Percentage
Large Company Growth Fund	18.59%
Large Company Value Portfolio	79.56%
Small Company Growth Portfolio	7.86%
Small Company Value Portfolio	100.00%
Wilshire 5000 IndexSM Fund	100.00%
Wilshire Income Opportunities Fund	2.61%
Wilshire International Equity Fund	62.10%

Wilshire Mutual Funds, Inc. Tax Information (Unaudited) - (continued)

Pursuant to the American Jobs Creation Act of 2004, and as extended by Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010, the Portfolios listed below designated the following percentages of short-term capital gain distributions as qualified short-term capital gain that is exempt from U.S. withholding tax when paid to foreign investors.

Portfolio	Percentage
Large Company Growth Fund	100.00%
Large Company Value Portfolio	52.95%
Small Company Growth Portfolio	100.00%
Small Company Value Portfolio	0.00%
Wilshire 5000 IndexSM Fund	10.46%
Wilshire Income Opportunities Fund	0.00%
Wilshire International Equity Fund	32.33%

Foreign Tax Credit Pass Through

The Portfolios intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Wilshire International Equity Fund’s foreign source income per share was $0.24 and the foreign tax expense per share was $0.03 per share. The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2021. These shareholders will receive more detailed information along with their 2021 Form 1099-DIV.

Wilshire Mutual Funds, Inc. Privacy Statement

Privacy Statement

The Wilshire Variable Insurance Trust and Wilshire Mutual Funds, Inc. (each a “Fund” and collectively, the “Funds”)., appreciate the privacy concerns of our customers. We have established the following policies to maintain the privacy of information you share with us.

Information We Collect

In most cases, we collect information directly from the person or entity with whom we have the relationship (e.g. through account applications, website usage, and electronic or verbal correspondence); but may also obtain information from other sources (e.g. transactions; brokers, consultants or financial advisory firms). We collect and retain nonpublic personal information about you that may include, but is not limited to:

Information we receive on your account applications or other forms such as your name, address (or other contact information), financial information and/or information related to personal identification (e.g. social security number, date of birth, etc.);

Information we receive about your mutual fund transactions, such as purchases, sales, exchanges and account balances; and

Information we collect through the use of Internet “cookies” when you access our website. Cookies are a collection of information stored on the local hard drive of an Internet user, used primarily by web servers to identify previous users and their preferences. A web server cannot find out a user’s name or email address, or anything about the user’s computer using cookies.

Confidentiality, Security and Use of Information

The Funds consider privacy to be a fundamental aspect of our relationships. We are committed to maintaining the confidentiality, integrity, and security of private, personal and confidential information in our possession. We maintain appropriate physical, electronic and procedural safeguards which includes the use of security procedures to protect your nonpublic personal information. In the course of providing our products and services, we may collect, retain, and use private, personal and confidential information for the purpose of administering our operations, and complying with legal and regulatory requirements. Within our organization, we seek to restrict access to your nonpublic personal information to authorized employees who need to access such information in order to provide services or products to you. Where necessary we may share the information we collect with affiliates. The Funds also reserve the right to disclose private, personal and confidential information where we believe in good faith that disclosure is required either under law or to cooperate with regulators or law enforcement authorities.

Wilshire Mutual Funds, Inc. Privacy Statement - (continued)

Information We May Share

The Funds generally do not share private, personal and confidential information with third parties, except for third party processors and service providers that are essential in administering our operations. These companies may be provided access to private, personal and confidential information solely to provide the specific service or as otherwise required or permitted by law. We may also provide confidential information to brokerage, financial advisory, or other third party financial intermediaries. These third parties may include:

Administrative service providers who, for example, process transactions for your account, print checks or prepare account statements;

Companies that provide services for us to help market our products to you; and

Governmental or other legal agencies, as required by law.

When information is shared with third parties, they are legally obligated to maintain the confidentiality of the information and to limit their use of it to servicing your account, except as permitted or required by law. We do not sell any of your nonpublic personal information to third parties.

Applicability

Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be our customer. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should also consult that financial institution’s privacy policies.

The Funds value your business. We understand the importance of maintaining the integrity of your personal information and are committed to keeping your trust. As required by regulations, the Funds will provide to its clients annually a statement regarding their rights to privacy. The Funds may update its privacy policies and this statement at any time and, in such cases, will provide an updated copy to relevant parties as required by relevant laws.

Should you have any questions regarding the Funds’ privacy policy or this statement please do not hesitate to contact us directly or through your representative.

Wilshire Mutual Funds

WH-WMF-SEMI 06/30/22

Wilshire Advisors LLC

1299 Ocean Avenue

Santa Monica, CA 90401

1-866-591-1568

http://advisor.wilshire.com

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedules of Investments are included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

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Item 13. Exhibits.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: A copy of the registrant’s Code of Ethics is filed herewith.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to open-end investment companies.

(a)(4) Change in the registrant’s independent public accountants. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto.

Exhibit 99.CODE ETH

Code of Ethics

Exhibit 99.CERT

Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT

Certifications required by Rule 30a-2(b) under the Act

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Wilshire Mutual Funds, Inc.

By (Signature and Title)*	/s/ Jason A. Schwarz
Jason A. Schwarz
President and Principal Executive Officer

Date	8/31/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jason A. Schwarz
Jason A. Schwarz
President and Principal Executive Officer

Date	8/31/2022

By (Signature and Title)*	/s/ Michael Wauters
Michael Wauters
Treasurer, Principal Financial Officer and Principal Accounting Officer

Date	8/31/2022

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